UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
Check the appropriate box:
☑	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

HOMELAND SECURITY CAPITAL CORPORATION

(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the Appropriate Box):
☐	No fee required.
☑	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Proposed sale of 100% of the capital stock of Registrant’s wholly-owned subsidiary, Safety & Ecology Holdings Corporation, for aggregate cash consideration of $22,000,000 and a promissory note in the principal amount of $2,500,000

(4)	Proposed maximum aggregate value of transaction:

$24,500,000

(5)	Total fee paid:

$2,844.45

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Homeland Security Capital Corporation
4601 North Fairfax Drive, Suite 1200
Arlington, VA 22203
NOTICE OF ACTION TAKEN BY
WRITTEN CONSENT OF STOCKHOLDERS
August [_____], 2011
Dear Homeland Security Capital Corporation Stockholders:
This Information Statement is furnished by the Board of Directors of Homeland Security Capital Corporation, a Delaware corporation (the “Company”), to holders of record of the Company’s (i) common stock, $0.001 par value per share (the “Common Stock”), (ii) Series H Convertible Preferred Stock, $0.01 par value per share (“Series H Preferred”), and (iii) Series I Convertible Preferred Stock, $0.01 par value per share (“Series I Preferred”) (all of the holders of the capital stock of the Company, collectively, the “Stockholders”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that on July 15, 2011, as ratified on July 25, 2011, holders of (i) a majority of the outstanding capital stock of the Company entitled to vote on the Sale (as defined below), which is comprised of the Common Stock and the Series I Preferred and Series H Preferred, voting as a single class with the Common Stock on an as-converted basis, and (ii) more than 66% of Series H Preferred, voting as a separate class, acted by written consent in lieu of a special meeting of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware (“DGCL”) to authorize and approve the sale of all of the issued and outstanding capital stock of Safety & Ecology Holdings Corporation (“SEHC”), a Nevada corporation and a wholly-owned subsidiary of the Company, to Perma-Fix Environmental Services, Inc. (“PESI”), a Delaware corporation, pursuant to that certain Stock Purchase Agreement, dated as of July 15, 2011, by and among PESI, the Company and SEHC (the “Purchase Agreement”), including all related transactions. A copy of the Purchase Agreement is attached as Annex A to this Information Statement. The consummation of the transactions contemplated by the Purchase Agreement will result in the sale of the majority of the assets of the Company.
The sale of SEHC pursuant to the Purchase Agreement and the transactions contemplated thereby (the “Sale”) will not become effective until at least 20 calendar days after the initial mailing of this Information Statement and the satisfaction of all the closing conditions included in the Purchase Agreement.
No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being mailed to you on or about August [_____], 2011. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE PURCHASE AGREEMENT AND THE SALE OF SEHC TO PESI. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS TRANSACTION UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors
C. Thomas McMillen
Chairman & Chief Executive Officer
Arlington, VA
August [_____], 2011

Annex A: Purchase Agreement
Annex B: Promissory Note
Annex C: Escrow Agreement
Annex D: Registration Rights Agreement
Annex E: Leichtweis Employment Agreement
Annex F: Exchange Agreement

Homeland Security Capital Corporation
4601 North Fairfax Drive, Suite 1200
Arlington, VA 22203
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C PROMULGATED THEREUNDER
INTRODUCTORY STATEMENT
Homeland Security Capital Corporation (the “Company”) is a Delaware corporation with principal executive offices located at 4601 North Fairfax Drive, Suite 1200, Arlington, VA 22203. Our telephone number is (703) 528-7073. On July 14, 2011, the disinterested members of the Company’s Board of Directors, after careful consideration, unanimously approved the sale of all of the issued and outstanding capital stock (the “Sale”) of Safety & Ecology Holdings Corporation, a Nevada corporation (“SEHC”), a wholly-owned subsidiary of the Company, to Perma-Fix Environmental Services, Inc. (“PESI”), a Delaware corporation, pursuant to that certain Stock Purchase Agreement, dated as of July 15, 2011, by and among PESI, the Company and SEHC (the “Purchase Agreement”), and the transactions contemplated thereby, and recommended that the Company’s stockholders approve the Purchase Agreement, the Sale and all related transactions. This Information Statement is being sent to holders of record of the Company’s common stock, $0.001 par value per share (the “Common Stock”), Series H Convertible Preferred Stock, $0.01 par value per share (“Series H Preferred”), and Series I Convertible Preferred Stock, $0.01 par value per share (“Series I Preferred”) (all of the holders of the capital stock of the Company, collectively, the “Stockholders”), as of July 25, 2011 (the “Record Date”), by the Board of Directors to notify them about actions that the holders of (i) a majority of the outstanding capital stock of the Company entitled to vote on the Sale, which is comprised of the Common Stock and the Series I Preferred and Series H Preferred, voting as a single class with the Common Stock on an as-converted basis, and (ii) more than 66% of Series H Preferred, voting as a separate class (collectively, the “Required Vote”), have taken by written consent, in lieu of a special meeting of the Stockholders. The Required Vote was obtained on July 15, 2011 and ratified on July 25, 2011, in accordance with the relevant sections of the Delaware General Corporation Law (the “DGCL”) and our Certificate of Incorporation, as amended from time to time, and our By-laws (the “Charter”).
We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.
Copies of this Information Statement are expected to be mailed on or about August [_____], 2011, to the holders of record on the Record Date of the outstanding shares of our Stockholders. The matters that are subject to approval of the Stockholders will not be completed until at least 20 days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

i

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.
PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE PURCHASE AGREEMENT, THE SALE AND ALL RELATED TRANSACTIONS. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THE TRANSACTION UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE ACTIONS.

ii

GENERAL INFORMATION
On July 14, 2011, after careful consideration, the disinterested members of the Board of Directors of the Company unanimously approved the Purchase Agreement and the transactions contemplated thereby that will result in the sale of substantially all of the assets of the Company under the DGCL, and determined that the Purchase Agreement and all the transactions contemplated thereby are in the best interests of the Stockholders.
Under the DGCL, stockholders holding at least a majority of the shares of capital stock of a company who are entitled to vote must approve the sale of all or substantially all of the assets of the company. Therefore, the approval of the holders of a majority of the outstanding shares of our capital stock entitled to vote on the Sale is necessary to authorize the Sale in accordance with the DGCL. In addition, under our our Certificate of Incorporation, as amended from time to time, and our By-laws (the “Charter”), (i) a majority of the Common Stock and the Series I Preferred and Series H Preferred, voting as a single class with the Common Stock on an as-converted basis, and (ii) at least 66% of Series H Preferred, voting as a separate class, is necessary to authorize the Sale.
Our authorized capital stock consists of 2,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. Each share of Series H Preferred is convertible into 33,334 shares of Common Stock, and each share of Series I Preferred is convertible into 200 shares of Common Stock. The holders of Common Stock, Series H Preferred and Series I Preferred are entitled to one vote for each share of Common Stock, on an as-converted basis, on the approval of the Purchase Agreement and all transactions contemplated thereunder. The holders of shares of Series H Preferred are entitled to one vote for each share of Series H Preferred on matters submitted to a vote of the Series H Preferred; provided, however, that no holder of Series H Preferred may exceed 9.99% of the Company’s Common Stock, on an as-converted basis, that is being voted.
On July 15, 2011, there were 50,623,837 shares of Common Stock outstanding, 3,570,431 shares of Common Stock held in treasury, 9,899 shares of Series H Preferred and 550,000 shares of Series I Preferred. On July 15, 2011, Stockholders holding (i) an aggregate of 180,545,011 shares of Common Stock, Series I Preferred and Series H Preferred, or approximately 71.6% of the outstanding Common Stock on an as-converted basis, and (ii) 9,899 Series H Preferred, or 100% of the Series H Preferred, in each case entitled to vote on the approval of the Purchase Agreement executed and delivered a written consent that adopted resolutions authorizing the Company to complete the Sale of SEHC to PESI pursuant to the Purchase Agreement and the other transactions contemplated thereby, as approved by the unanimous vote of the disinterested members of our Board of Directors.
On July 25, 2011, there were 51,588,591 shares of Common Stock outstanding, 3,570,431 shares of Common Stock held in treasury, 9,899 shares of Series H Preferred and 550,000 shares of Series I Preferred. On July 25, 2011, Stockholders holding (i) an aggregate of 181,509,765 shares of Common Stock, Series I Preferred and Series H Preferred, or approximately 71.6% of the outstanding Common Stock on an as-converted basis, and (ii) 9,899 Series H Preferred, or 100% of the Series H Preferred, in each case entitled to vote, executed and delivered a written consent that ratified the approval of the Purchase Agreement. Therefore, and in accordance with the Purchase Agreement, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement, PESI will purchase 20 shares of common stock, par value $0.001 per share, and 10,550,000 shares of Series A Preferred Stock, par value $0.001 per share, representing all of the issued and outstanding shares of capital stock of SEHC, a wholly-owned subsidiary of the Company.

FORWARD-LOOKING STATEMENTS
Certain statements included in this Information Statement regarding the Company and SEHC are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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SUMMARY TERM SHEET
This summary highlights selected terms and conditions under the Purchase Agreement and may not contain all of the information that is important to you. To understand the proposed transactions fully, and for a more complete description of the legal terms of the Purchase Agreement and related agreements, you should carefully read this entire Information Statement and the annexes attached to this Information Statement. In this Information Statement, the terms “Company,” “we,” “us” and “our” refer to Homeland Security Capital Corporation. We have included page references in the discussion below to direct you to more complete descriptions of the topics presented in the summary.
The Sale (see page 8)
Pursuant to the Purchase Agreement, dated July 15, 2011, we agreed to the Sale of all of the outstanding capital stock of our wholly-owned subsidiary, SEHC, to PESI. The consummation of the Sale and the other transactions contemplated by the Purchase Agreement will result in the sale of substantially all of the assets of the Company under the DGCL. The Company, however, will continue to own and operate its other subsidiaries, Default Servicing USA, Inc., Nexus Technologies, Inc. (“Nexus”) and Polimatrix, Inc. (“PMX”).
Parties to the Purchase Agreement (see page 8)
The Company. Homeland Security Capital Corporation, a Delaware corporation, was incorporated in August 1997 initially under the name “Celerity Systems, Inc.” The Company changed its business plan in December 2005 and, since then, it has primarily focused on seeking acquisitions of and joint ventures with companies that provide homeland security products and services. The Company’s substantial asset is its interest in its wholly-owned subsidiary, SEHC. After the Sale, the Company intends to focus its business plan on the mortgage and settlement services industry through its recently acquired subsidiary, Default Servicing USA, Inc., and the subsidiary it is in contract to purchase, Timios Acquisition Corp., while continuing to operate in the homeland security industry through its subsidiaries, Nexus and PMX.
The Company’s principal executive office is located at 4601 North Fairfax Road, Suite 1200, Arlington, VA, 22203, and its telephone number is (703) 528-7073. The Company’s shares of Common Stock are quoted on the Over-the-Counter Bulletin Board under the ticker symbol “HOMS.OB.”
SEHC. Safety & Ecology Holdings Corporation, a Nevada corporation, was incorporated in September 2002 and was acquired by the Company on March 13, 2008. SEHC is an international provider of environmental, nuclear and radiological infrastructure remediation, disaster relief solutions and advanced construction services. SEHC’s core business areas and service offerings include: (1) decommissioning and environmental remediation and remedial consultancy services, (2) environmental and consultancy services, (3) nuclear energy design, build, refurbishment and operational support services, and (4) instrumentation and measurement technologies.
SEHC’s principal executive office is located at 2800 Solway Road, Knoxville, TN 37931, and its phone number is (800) 905-0501.
PESI. Perma-Fix Environmental Services, Inc., a Delaware corporation, was incorporated in December 1990. PESI is a national environmental services company that provides unique mixed waste and industrial waste management services. PESI’s increased focus on nuclear services includes radioactive and mixed waste treatment services for hospitals, research labs and institutions, federal agencies and nuclear utilities.

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PESI’s principal executive office is located at 8302 Dunwoody Place, Suite 250, Atlanta, GA 30350, and its telephone number is (770) 587-9898. PESI shares of common stock are traded on The NASDAQ Capital Market under the ticker symbol “PESI.”
The Purchase Price (see page 8)
In consideration for the Sale, PESI will pay an aggregate purchase price of $24,500,000, consisting of (i) $22,000,000 in cash, subject to working capital adjustments to be determined within 75 days following the closing of the Sale (the “Cash Consideration”), as more fully set forth in the Purchase Agreement, and (ii) an unsecured promissory note in the principal amount of $2,500,000, bearing an annual interest rate equal to 6%, to be issued by PESI to the order of the Company, which note is convertible into shares of common stock of PESI at the Company’s option in the event of a default under the terms of the note. $2,000,000 of the cash consideration will be deposited in an escrow account with SunTrust Robinson Humphrey, as escrow agent, to satisfy any claims for indemnity under the Purchase Agreement, in accordance with the terms of an escrow agreement.
Reasons for the Sale (see page 10)
The Company intends to use the proceeds of the Sale to pay all or substantially all of the Company’s outstanding indebtedness, which, as of July 25, 2011, was in the aggregate principal amount of approximately $14,188,923 and, with accrued interest, was approximately $19,861,787 (the “Debt”), owed to YA Global Investment, L.P. (“YA”). The Debt is also secured by all of the assets of the Company and guaranteed by certain subsidiaries of the Company. The maturity date for the Debt was July 15, 2011. However, pursuant to the terms of a Forbearance Agreement dated as of July 28, 2011, YA has agreed to forbear from exercising any remedies available to it under the agreements relating to the Debt or at law or in equity until August 31, 2011. We intend to seek an extension of the forbearance period if we do not close the Sale on or before such date. If YA does not agree to extend the forbearance period, then we expect that YA would foreclose on our assets.
In addition, up to $1,225,000 of the Cash Consideration will be used to repurchase at least 90% of the Company’s issued and outstanding Series I Preferred and warrants to purchase up to 22,000,000 of the Company’s shares of Common Stock held by the holders of the Company’s Series I Preferred, which the Company believes will significantly enhance its capital structure.
Reports, Opinions or Appraisals (see page 11)
No reports, opinions or appraisals have been received from any outside party with respect to the Sale or other transactions contemplated by the Purchase Agreement.
Interests of Certain Persons in the Sale (see page 11)
Stockholders should be aware that certain of our directors and officers may have interests in the Sale that may be different from, or in addition to, your interests as a stockholder. The disinterested members of the Company’s Board of Directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Purchase Agreement and the Sale, and in recommending that the Purchase Agreement be adopted by the Stockholders of the Company. These interests include:
•	the purchase by the holders of the Company’s shares of Series I Preferred (the “Management Investors”) up to $1,000,000 of certain shares of common stock of PESI at the closing of the Sale and the receipt by the Management Investors of, on an aggregate basis, (i) up to an additional $125,000 of the cash consideration, $100,000 of which will be held in the escrow account under the terms of the escrow agreement, and (ii) up to $100,000 in the principal amount of the promissory note, plus accrued interest, for a total exchange consideration of up to $1,225,000. In return, the Management Investors have agreed to cancel their Series I Preferred and warrants in the Company. For further information, please refer to the section of this Information Statement entitled “Exchange Agreement.”

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•	Christopher P. Leichtweis, our President and SEHC’s Chief Executive Officer and founder, holds 505,470 shares of Series I Preferred and warrants to purchase up to 20,218,800 of our Common Stock, representing approximately 92% of the Series I Preferred and warrants, respectively, held by the all the holders of the Series I Preferred.
•	Mr. Leichtweis will also be entering into an employment agreement with PESI (the “Employment Agreement”). For a summary of the terms of the Employment Agreement, please refer to the section below entitled “Employment Agreement.”
•	Mr. Leichtweis and certain members of SEHC’s management will be entitled to retention bonuses in the aggregate amount of up to $100,000, the amounts of such bonuses to be apportioned by the Company's Compensation Committee. Mr. Leichtweis and the Company have agreed that Mr. Leichtweis’ retention bonus will not be paid until the earlier of (i) 30 days after the filing by the Company of its Annual Report on Form 10-K for the year ended June 30, 2011, and (ii) October 31, 2011, and will be held back as security for the Company’s indemnification obligations relating to SEHC’s covenants on operations from the date of signing until the closing of the Sale.
•	In addition, under the terms of their existing employment agreements, each of Messrs. C. Thomas McMillen, the Chief Executive Officer and Chairman of the Company, and Michael T. Brigante, the Senior Vice President of Finance and Chief Financial Officer of the Company, is eligible for a one-time special bonus in an amount equal to approximately $726,665 (subject to certain set-offs) and $124,463, respectively, upon the closing of the Sale.
•	The Stockholders who approved the Stock Purchase Agreement and the transactions contemplated thereunder on July 15, 2011, as ratified on July 25, 2011, were C. Thomas McMillen, the Company’s Chief Executive Officer and Chairman, Christopher P. Leichtweis, the Company’s President and SEHC’s Chief Executive Officer, and YA, to whom the debt is owed.
Government Approval and Regulatory Filings Required in Connection with the Sale (see page 12)
Except for compliance with the applicable regulations of the Securities and Exchange Commission (“SEC”) in connection with this Information Statement and the mailing of a copy to all the Company’s Stockholders, and the applicable provisions of the DGCL in connection with approval by the Stockholders of the Purchase Agreement and the Sale, there is no federal or state regulatory requirement with which the Company must comply and there is no required federal or state approval.
Accounting Treatment (see page 13)
The Company intends to treat the sale of SEHC in accordance with Accounting Standards Codification Topic 205-20, Presentation of Financial Statements — Discontinued Operations. The result will be to eliminate the operations and cash flows of SEHC from the ongoing operations of the Company as a result of the Sale. The gain on the Sale of SEHC will be reported along with the results of operations component in discontinued operations. The results of discontinued operations, less applicable income taxes (benefit), shall be reported as a separate component of income before extraordinary items (if applicable).

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Material U.S. Federal Income Tax Consequences of the Sale (see page 13)
Please review carefully the information under the caption “Material U.S. Federal Income Tax Consequences of the Sale” for a description of the material U.S. federal income tax consequences of the Sale to the Company.
Dissenters’ Rights (see page 32)
Stockholders of the Company do not have the statutory right to dissent and obtain an appraisal of their shares under the DGCL in connection with the Sale of SEHC to PESI.
The Purchase Agreement (see page 15)
Conditions to Closing of the Sale (see page 22)
The Company’s and PESI’s respective obligations to complete the transactions described herein are subject to, among other things, (i) the parties’ agreement on the collectability of certain receivables, as well as the amount of “allowance for doubtful accounts” included on the Estimated Closing Balance Sheet (as defined in the Purchase Agreement), (ii) the execution of certain subscription agreements and investor questionnaires by certain of the Series I Preferred Stockholders, (iii) the execution of an employment agreement between PESI and Christopher P. Leichtweis, the Company’s current President and a director and the Chief Executive Officer of SEHC (for more information about Mr. Leichtweis’ employment, please refer to the section below entitled "Employment Agreement”), (iv) the receipt of certain third party releases, consents, permits and approvals, specifically, the release and termination of all the liens covering the capital stock of, and all liens, other than certain permitted liens, covering the assets of, SEHC and its subsidiaries prior to the closing of the Sale, (v) the release of all claims with respect to intercompany debts existing between the Company and SEHC and any of their subsidiaries, (vi) the delivery of evidence reasonably satisfactory to PESI and its counsel that SEHC’s liabilities, on a consolidated basis as reflected as the total liabilities on the Estimated Closing Balance Sheet and determined in accordance with GAAP, do not exceed $15 million as of the closing of the Sale, and (vii) PESI obtains financing from its lender to consummate the Sale on such terms and conditions satisfactory to PESI in its sole discretion.
The Company intends to complete the transactions as soon as possible after the 20th day following delivery of the Information Statement to the Stockholders of the Company, in accordance with Section 14 of the Exchange Act.
Termination; Termination Fee (see page 25)
The Purchase Agreement may be terminated at any time upon the mutual written consent of the Company and PESI. Other circumstances under which Company or PESI may terminate the Purchase Agreement are described under “The Purchase Agreement—Termination” beginning on page 25. If the Purchase Agreement is terminated, in certain circumstances, the Company may be required to pay PESI a termination fee and out-of-pocket expenses. The specific circumstances in which the termination fee is payable are described under “The Purchase Agreement—Termination Fee” beginning on page 26.

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Ancillary Agreements (see page 28)
In connection with the Purchase Agreement, PESI will also be issuing an unsecured promissory note to the order of the Company in the principal amount of $2,500,000 bearing an annual interest rate equal to 6% (the “Note”), and the Company will also be entering into an escrow agreement (the “Escrow Agreement”) and an exchange agreement with certain of the Series I Preferred Stockholders (the “Exchange Agreement”). In the event that PESI defaults under the Note, the Company will have the option to convert the unpaid principal balance, accrued interest and expenses incurred in connection with enforcement of its rights into shares of PESI’s common stock (the “Payoff Shares”) in accordance with the pricing formula set forth in the Note. In the event PESI issues Payoff Shares to the Company, then PESI and the Company will also enter into a registration rights agreement, pursuant to which the Company would be entitled to certain piggyback registration rights (the “Registration Rights Agreement”). At the closing of the Purchase Agreement, Christopher P. Leichtweis and PESI will also enter into the Employment Agreement. The Note, the Escrow Agreement, the Registration Rights Agreement, the Exchange Agreement and the Employment Agreement are attached to this Information Statement as Annexes B through F, respectively.

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THE SALE
Parties to the Purchase Agreement
The Company. Homeland Security Capital Corporation, a Delaware corporation, was initially incorporated in August 1997 under the name “Celerity Systems, Inc.” The Company changed its business plan in December 2005 and, since then, has primarily focused its activities on seeking acquisitions of and joint ventures with companies that provide homeland security products and services. The Company’s substantial asset is its interest in its wholly-owned subsidiary, SEHC. After the Sale, the Company intends to focus its business plan on the mortgage and settlement services industry through its recently acquired subsidiary, Default Servicing USA, Inc., and the subsidiary it is in contract to purchase, Timios Acquisition Corp., while continuing to operate in the homeland security industry through its subsidiaries, Nexus and PMX. The Company’s principal executive office is located at 4601 North Fairfax Road, Suite 1200, Arlington, VA, 22203, and its telephone number is (703) 528-7073. The Company’s shares of Common Stock are quoted on the Over-the-Counter Bulletin Board under the ticker symbol “HOMS.OB.”
SEHC. Safety & Ecology Holdings Corporation, a Nevada corporation, was incorporated in September 2002 and was acquired by the Company on March 13, 2008. SEHC is an international provider of environmental, nuclear and radiological infrastructure remediation, disaster relief solutions and advanced construction services. SEHC’s core business areas and service offerings include: (1) decommissioning and environmental remediation and remedial consultancy services, (2) environmental and consultancy services, (3) nuclear energy design, build, refurbishment and operational support services; and (4) instrumentation and measurement technologies. SEHC’s principal executive office is located at 2800 Solway Road, Knoxville, TN 37931, and its phone number is (800) 905-0501.
PESI. Perma-Fix Environmental Services, Inc., a Delaware corporation, was incorporated in December 1990. PESI is a national environmental services company that provides unique mixed waste and industrial waste management services. PESI’s increased focus on nuclear services includes radioactive and mixed waste treatment services for hospitals, research labs and institutions, federal agencies and nuclear utilities. PESI’s principal executive office is located at 8302 Dunwoody Place, Suite 250, Atlanta, GA 30350, and its telephone number is (770) 587-9898. PESI shares of common stock are traded on The NASDAQ Capital Market under the ticker symbol “PESI.”
The Purchase Price
On July 15, 2011, the Company entered into the Purchase Agreement with SEHC and PESI. Pursuant to the Purchase Agreement, the Company agreed to sell to PESI 100% of the issued and outstanding shares of capital stock of SEHC, consisting of 20 shares of common stock, par value $0.001 per share, and 10,550,000 shares of Series A Preferred Stock, par value $0.001 per share (collectively, the “SEHC Shares”). The Sale of SEHC will result in the sale of substantially all of the assets of the Company under the DGCL.

8

In consideration for the SEHC Shares, PESI will pay an aggregate purchase price (the “Purchase Price”) of (i) $22,000,000, in cash, subject to working capital adjustments to be determined within 75 days following the closing of the Sale (the “Cash Consideration”), and (ii) a three (3) year unsecured promissory note in principal amount of $2,500,000, bearing an annual interest rate equal to 6%, to be issued by PESI to the order of the Company (the “Note”). $20,000,000 of the Cash Consideration, subject to working capital adjustments, will be paid to the Company by wire transfer of immediately available funds at closing and $2,000,000 of the Cash Consideration will be deposited in an escrow account, with SunTrust Bank acting as an escrow agent (the “Escrow Agent”), to satisfy all or part of any claims for indemnity under the Purchase Agreement and for any other purpose specifically set forth in the escrow agreement entered into by and among the Company, PESI, and the Escrow Agent, to be dated as of the closing date (the “Escrow Agreement”). Pursuant to the Escrow Agreement, promptly following 24 months after the closing date, the Escrow Agent shall release the entire then remaining balance of the escrow amount to the Company (less any reserves for pending claims). A copy of the Escrow Agreement is attached as Annex C to this Information Statement.
As a condition to the closing, up to $1,000,000 of the Cash Consideration will be used by the holders of the Company’s Series I Preferred to purchase PESI’s shares of common stock (“PESI Common Stock”) at the closing. In exchange for the ability to purchase the PESI Common Stock and certain other consideration, the holders of the Series I Preferred will agree to extinguish their rights in the Series I Preferred along with certain warrants. For further information, please refer to the section below entitled “Exchange Agreement.”
The Note, in the principal amount of $2,500,000, (i) shall be unsecured and subordinated, (ii) shall bear an annual interest rate equal to 6%, except that in the event of default (as such term is defined under the Note) the annual interest rate shall equal 12% until the date such event of default is cured, (iii) shall be non-negotiable, (iv) may not be sold, transferred or assigned by the Company without the prior written consent of PESI which may be withheld by PESI in PESI’s sole discretion, (v) shall be subject to offset for any claim PESI may have against us after the Escrow Agreement has terminated, the funds in escrow have been exhausted or such claim exceeds the remaining funds in the escrow account, and (vi) shall be payable over a three (3) year period in thirty-six (36) monthly installments of principal and interest of $76,054.88, with the final installment to be payable in the sum of the remaining unpaid principal balance due under the Note plus any accrued interest due thereon. The first installment shall be payable on the 15th day of the month following the closing of the Sale and an installment due on the 15th day of each of the next 35 months thereafter.
The Note further provides that upon the occurrence of an event of default, the Company will have the option to declare that the Note is in default, and the Note shall become due and payable upon written demand received by PESI. The Company thereafter will have the right to elect in writing to receive in full and complete satisfaction of all of PESI’s obligations under the Note, either (i) the cash amount outstanding under the Note (and all accrued and unpaid interest thereon) plus certain expenses (the “Payoff Amount”), (ii) PESI shares of common stock equal to the Payoff Amount, based on the average of the closing prices of PESI common stock as reported by the primary national securities exchange or automatic quotation system on which PESI common stock is traded during the 30 consecutive trading day period prior to the written demand notice (the “Payoff Shares”), provided that the Payoff Shares and the shares of PESI common stock issued to the Management Investors shall not exceed 19.9% of the voting securities of PESI issued and outstanding as of the date of the Purchase Agreement, or (iii) any combination of the Payoff Amount and Payoff Shares up to the amount outstanding under the Note (and all accrued and unpaid interest thereon) plus certain expenses. The Company is entitled to certain piggyback registration rights in connection with the Payoff Shares that may be issued to it. For further information, please refer to the section below entitled “Registration Rights Agreement.” A copy of the Non-negotiable Promissory Note is attached as Annex B and a copy of the Registration Rights Agreement is attached as Annex D to this Information Statement.

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Background of the Sale
The terms of the Purchase Agreement are the result of arm’s length negotiations between the representatives of the Company and PESI. The following is a brief description of the background of these negotiations, the Sale and related transactions.
On June 3, 2010, the Company engaged SunTrust Robinson Humphrey (“SunTrust”) as its exclusive financial advisor to assist the Company in finding a potential suitor to acquire SEHC and to assist in the negotiations. The Company considered various opportunities presented by SunTrust and engaged in serious discussions with a select few companies, including PESI. On August 25, 2010, the Company’s management gave a presentation to PESI. In response to a letter from SunTrust dated September 29, 2010, the parties entered into a Confidentiality and Non-Disclosure Agreement with respect to a potential purchase of SEHC and, on February 4, 2011, entered into a non-binding letter of intent with respect to the purchase by PESI or a wholly-owned subsidiary of PESI of all of the capital stock of SEHC.
On April 4, 2011, PESI’s counsel circulated an initial draft of the Purchase Agreement and, subsequently, the agreements ancillary to the Purchase Agreement. PESI also continued to conduct its due diligence while the parties negotiated the Purchase Agreement and related agreements.
The Company’s Board of Directors met at various times to discuss the status of negotiations and the terms of the Sale. After considerable review and discussion, the Company’s disinterested members of the Board of Directors unanimously approved the Purchase Agreement, the Sale and all other transactions contemplated by the Purchase Agreement on July 14, 2011, and recommended that the Stockholders of the Company approve the same. The Stockholders of the Company approved the Purchase Agreement, the Sale and all other transactions contemplated by the Purchase Agreement on July 15, 2011, and ratified their approval on July 25, 2011.
The Purchase Agreement was executed on July 15, 2011. Prior to the market open on July 19, 2011, the Company issued a press release and, later that same day, filed a Current Report on Form 8-K disclosing the execution of the Purchase Agreement and discussing the material terms of the Sale.
Reasons for the Sale
Payoff of Outstanding Debt and Release of Security Interests
The Company intends to use the proceeds of the Sale to pay all or substantially all of the Company’s outstanding indebtedness, which, as of July 25, 2011, was in the aggregate principal amount of approximately $14,188,923 and, with accrued interest, was approximately $19,861,787 (the “Debt”), owed to YA Global Investment, L.P. (“YA”). The Debt was purchased by YA under the terms of a Securities Purchase Agreement, dated as of March 13, 2008 (the “2008 Purchase Agreement”), and that certain (i) Securities Purchase Agreement, dated as of February 6, 2006 (“February 2006 Purchase Agreement”), pursuant to which, among other things, YA purchased from the Company an aggregate original principal amount of $4,000,000 of senior secured convertible debentures (the “February 2006 Debentures”), (ii) Securities Purchase Agreement, dated as of August 21, 2006 the (“August 2006 Purchase Agreement”), pursuant to which, among other things, YA purchased from the Company an aggregate original principal amount of $4,000,000 of senior secured convertible debentures (the “August 2006 Debentures”), and (iii) Securities Purchase Agreement, dated as of June 1, 2007 the (“2007 Purchase Agreement”), pursuant to which, among other things, YA purchased from the Company an aggregate original principal amount of $2,750,000 of senior secured convertible debentures (the “2007 Debentures”). The February 2006 Purchase Agreement, the February 2006 Debentures, the August 2006 Purchase Agreement, the August 2006 Debentures, the 2007 Purchase Agreement and the 2007 Debentures, and any and all related documents executed in connection therewith, are collectively referred to as the “Prior Debt Security Documents”.

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The maturity date for the Debt, which is secured by all of the Company's assets and guaranteed by certain subsidiaries of the Company, was July 15, 2011. However, pursuant to the terms of a Forbearance Agreement dated as of July 28, 2011, YA has agreed to forbear from exercising any remedies available to it under the agreements relating to the Debt or at law or in equity until August 31, 2011. We intend to seek an extension of the forbearance period if we do not close the Sale on or before such date. If YA does not agree to extend the forbearance period, then we expect that YA would foreclose on our assets.
Enhancement of the Company’s Capital Structure
In addition, up to $1,225,000 of the Sales proceeds will be used to repurchase at least 90% of the Company’s issued and outstanding Series I Preferred Stock and warrants to purchase up to 22,000,000 of the Company’s shares of Common Stock held by the holders of the Company’s Series I Preferred, which the Company believes will significantly enhance its capital structure.
Reports, Opinions or Appraisals
No reports, opinions or appraisals have been received from any outside party with respect to the Sale or other transactions contemplated by the Purchase Agreement.
Interests of Certain Persons in the Sale
As a condition to the closing of the Sale, up to $1,000,000 of the Cash Consideration will be used by the holders of the Company’s Series I Preferred Stock, or the Management Investors, to purchase the PESI Common Stock at the closing of the Sale. In addition to the PESI Common Stock, the Management Investors will receive, on an aggregate basis, (i) up to $125,000 of the Cash Consideration, $100,000 of which will be held in the escrow account under the terms of the Escrow Agreement, and (ii) up to $100,000 in the principal amount of the Note, plus accrued interest as described below, for a total exchange consideration of up to $1,225,000, under the terms of an Exchange Agreement, which will be executed at the closing of the Sale. In consideration for the Exchange Consideration, the Management Investors have agreed to cancel their Series I Preferred Stock and warrants in the Company. The Exchange Consideration is subject to the same indemnification obligations to which the Company is subject under the terms of the Purchase Agreement, that is, the Management Investors will not receive their Exchange Consideration to the extent that PESI successfully makes any claims for indemnification under the terms of the Purchase Agreement.
Christopher P. Leichtweis, our President and SEHC’s Chief Executive Officer and founder, holds 505,470 shares of Series I Preferred and warrants to purchase 20,218,800 of our Common Stock, representing approximately 92% of the Series I Preferred and warrants, respectively, held by the all the holders of the Series I Preferred.

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Mr. Leichtweis will also be entering into an Employment Agreement with PESI. For a summary of the terms of the Employment Agreement, please refer to the section above entitled “Employment Agreement.”
Further, Mr. Leichtweis and certain members of SEHC’s management will be entitled to retention bonuses in the aggregate amount of up to $100,000, the amounts of such bonuses to be apportioned by the Company’s Compensation Committee. Mr. Leichtweis and the Company have agreed that Mr. Leichtweis’ retention bonus will not be paid until the earlier of (i) 30 days after the filing by the Company of its Annual Report on Form 10-K for the year ended June 30, 2011, and (ii) October 31, 2011, and will be held back as security for the Company’s indemnification obligations relating to SEHC’s covenants on operations from the date of signing until the closing of the Sale. See “Conduct of SEHC’s Business Pending the Closing” for more information on the Company’s covenants relating to its operations during that period.
Golden Parachute Compensation
The table below sets the potential golden parachute compensation that Christopher P. Leichtweis, the named executive of officer of the acquired company, SEHC, would receive, assuming the consummation of the Sale:

					Tax
		Equity	Pension/	Perquisites/	Reimbursements	Other
Name	Cash ($)	($)(1)	NQDC($)	Benefits($)	($)	($)	Total($)
Christopher P. Leichtweis	$100,000.00	—	—	—	—	—	$100,000.00

(1)	Mr. Leichtweis, together with two additional executives and certain key employees, are entitled to a retention bonus of an aggregate of $100,000.00, as described above, if they remain employed until the closing of the Purchase Agreement.
In addition, under the terms of their existing employment agreements, each of Messrs. C. Thomas McMillen, the Chief Executive Officer and Chairman of the Company, and Michael T. Brigante, the Senior Vice President of Finance and Chief Financial Officer of the Company, is eligible for a one-time special bonus in an amount equal to approximately $726,665 (subject to certain set-offs) and $124,463, respectively, on the earlier of (i) December 31, 2011, and (ii) change of control of the Company (as such term is defined in each of their respective employment agreements, which includes the Sale).
The Stockholders who approved the Stock Purchase Agreement and the transactions contemplated thereunder on July 15, 2011, as ratified on July 25, 2011, were C. Thomas McMillen, the Company’s Chief Executive Officer and Chairman, Christopher P. Leichtweis, the Company’s President and SEHC’s Chief Executive Officer, and YA, to whom the debt is owed.
The disinterested members of our Board of Directors was aware of these interests and considered that the interests may be different from or in addition to the interests of our Stockholders generally, among other matters, in making its determination and recommendation in connection with the Purchase Agreement and the transactions contemplated thereby.
Government Approval and Regulatory Filings Required in Connection with the Sale
Except for compliance with the applicable regulations of the SEC in connection with this Information Statement and the mailing of a copy to all the Company’s Stockholders, and the applicable provisions of the DGCL in connection with approval by the Stockholders of the Purchase Agreement and the Sale, there is no federal or state regulatory requirement with which the Company must comply and there is no required federal or state approval.

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Accounting Treatment
The Company intends to treat the sale of SEHC in accordance with Accounting Standards Codification Topic 205-20, Presentation of Financial Statements — Discontinued Operations. The result will be to eliminate the operations and cash flows of SEHC from the ongoing operations of the Company as a result of the Sale. The gain on the Sale of SEHC will be reported along with the results of operations component in discontinued operations. The results of discontinued operations, less applicable income taxes (benefit), shall be reported as a separate component of income before extraordinary items (if applicable).
Material U.S. Federal Income Tax Consequences of the Sale
The following discussion is for informational purposes only and is not intended as tax or legal advice. The disclosures in this Information Statement are not intended or written to be used, and cannot be used, for the purposes of avoiding penalties under any federal tax laws. The following discussion was written in connection with the promotion or marketing by the Company of the transactions or matters described in this Information Statement.
The following discussion describes the anticipated material United States federal income tax consequences of the Sale to the Company. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.
This discussion assumes that the Company holds its capital stock in SEHC as a capital asset within the meaning of Code Section 1221. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Sale under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Sale.
Tax Consequences of the Sale Generally
The Sale will be a taxable transaction for U.S. federal income tax purposes. In general, the Company would recognize gain or loss in an amount equal to the difference, if any, between the consideration realized by the Company and the Company’s adjusted tax basis in its SEHC capital stock. The deductibility of capital losses is subject to certain limitations. If the Company acquired different blocks of the SEHC’s capital stock at different times and at different prices must calculate separately the realized gain or loss for each identifiable block of shares, and a loss realized on one block of shares may not be used to offset a gain realized on the exchange of another block of shares.
Installment Method of Accounting
Because the Company may receive, in part, consideration pursuant to the Sale that will be paid following the close of the taxable year in which the Sale is consummated, the Company may be eligible to report gain realized on the disposition of the Company’s shares under the “installment method” of accounting for U.S. federal income tax purposes. If the installment method of accounting is available and the Company does not elect out of such treatment, the Company generally would recognize capital gain in each year that it receives a payment from PESI for the shares of SEHC in an amount equal to the difference, if any, between (i) the total payments received from PESI in such taxable year, and (ii) the portion of the Company’s adjusted tax basis in SEHC’s shares allocated to the payments. The Company’s adjusted tax basis will be allocated to each payment in the same proportion as such payment bears to all payments, both non-contingent and contingent, provided for under the Purchase Agreement. In doing so, the Company must assume that all future contingent payments will be received. Therefore, if any of the installments under the Note are not actually paid, the Company may not recover all of the Company’s tax basis when calculating taxable gain. Any tax basis not so recovered may constitute a capital loss once it is determined that no further installments under the Note will be received. As explained above, the deductibility of capital losses is subject to certain limitations.

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A company that is otherwise eligible to report gain on the sale of shares under the installment method of accounting may elect not to have the installment method rules apply. A holder making such an election generally will recognize in the year of the sale capital gain or loss equal to the difference, if any, between (i) the sum of cash received in the Sale and the estimated present value of expected future payments, and (ii) the company’s adjusted tax basis in the shares surrendered. Such capital gain or loss will be long-term or short-term capital gain or loss depending upon the company’s holding period for its capital stock, as described in the preceding paragraph.
If the Company reports gain under the installment method, it may be required to pay interest on the deferred tax liability. In general, if the total face amount of all installment obligations (including the right to receive distributions from the escrow account) exceeds, at the close of any taxable year, $5 million, interest is required to be paid to the IRS on the deferred tax liability.
Portion of Consideration Treated as Imputed Interest
As noted above, pursuant to the Purchase Agreement, the Company may receive consideration in the form of cash following the close of the taxable year in which the sale of SEHC’s shares occurs. Under Code Section 483, a portion of such cash received by the Company will be treated as interest for U.S. federal income tax purposes that must be accounted for in accordance with the Company’s regular method of accounting. The amount of imputed interest is equal to the excess of (i) the amount of cash received over (ii) the present value of such amount described in clause (i) as of the closing date, discounted at the applicable federal rate in effect at the closing date. The portion of such payments characterized as interest will be taxed as ordinary income.

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THE PURCHASE AGREEMENT
Explanatory Note Regarding the Purchase Agreement and the Summary of the Purchase Agreement
The Purchase Agreement and the summary of its terms in this Information Statement have been included to provide you with information regarding its terms. The terms and information in the Purchase Agreement are not intended to provide any other public disclosure of factual information about the Company, SEHC, PESI or any of their respective subsidiaries or affiliates. Such information can be found elsewhere in this Information Statement and in the public filings we make with the SEC, which may be obtained by following the instructions set forth in the section entitled “Where You Can Find More Information,” beginning on page 53. The representations, warranties and covenants contained in the Purchase Agreement were made by the Company, SEHC and PESI only for the purposes of the Purchase Agreement and were qualified and subject to important limitations and exceptions agreed to by the contracting parties in connection with negotiating the terms of the Purchase Agreement. In particular, in your review of the representations and warranties contained in the Purchase Agreement and described in this summary, it is important to bear in mind that the representations and warranties were made solely for the benefit of the parties to the Purchase Agreement and were negotiated with the principal purposes of establishing the circumstances under which a party to the Purchase Agreement may have the right not to close the Sale if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Purchase Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by each party to the other, which disclosures were not reflected in the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Information Statement, may have changed since the date of the Purchase Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this Information Statement.
For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of the Company, SEHC and PESI or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this Information Statement.
Representation and Warranties
The Purchase Agreement contains a number of representations and warranties made by the Company and SEHC.
In the Purchase Agreement, the Company and SEHC have made customary representations and warranties that are subject, in some cases, to specified exceptions and qualifications, to PESI, including representations and warranties relating to:
•	the organization, good standing and corporate power of the Company, SEHC and SEHC’s subsidiaries;

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•	authorization to enter into the Purchase Agreement and to consummate the transactions contemplated thereby and the enforceability of the Purchase Agreement against the Company and the SEHC;
•	adoption of the Purchase Agreement by the Company’s Board of Directors;
•	voting requirements;
•	capitalization;
•	non-contravention and consents;
•	compliance with laws and permits requirements;
•	certain business practices;
•	financial statements;
•	absence of certain changes or events since June 27, 2010;
•	absence of undisclosed material liabilities;
•	absence of material litigation;
•	material contracts;
•	customers and suppliers;
•	employee benefit plans;
•	labor and employment matters;
•	real property;
•	tax matters;
•	environmental matters;
•	affiliate transactions;
•	disclosure control and procedures;
•	insurance;
•	intellectual property;
•	derivative transactions and hedging;
•	bank accounts, letter of credit and powers of attorney;

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•	disclosure of material information;
•	brokers’ fee;
•	account receivable; and
•	accuracy of SEC filings.
In the Purchase Agreement, PESI has made customary representations and warranties that are subject, in some cases, to specified exceptions and qualifications, to the Company and SEHC, including representations and warranties relating to:
•	the organization, good standing and corporate power of PESI and its subsidiaries;
•	governing documents of PESI;
•	capitalization;
•	authorization to enter into the Purchase Agreement and to consummate the transactions contemplated thereby and the enforceability of the Purchase Agreement against PESI;
•	adoption of the Purchase Agreement by PESI’s Board of Directors;
•	non-contravention and consents;
•	compliance with laws;
•	timeliness and accuracy of SEC filings and financial statements;
•	absence of certain changes or events since January 1, 2011;
•	tax matters;
•	brokers’ fee;
•	litigation;
•	disclosure of material information; and
•	accuracy of information in this Information Statement;

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Many of the parties’ representations and warranties are qualified as to materiality or “Material Adverse Effect.” For the purpose of the Purchase Agreement, “Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development or developments, that results or could reasonably be expected to result, individually or in the aggregate, in a material adverse change on the business, properties, assets, liabilities (contingent or otherwise), financial condition or results of operations of any party and its subsidiaries, taken as a whole, or on the ability of such party to consummate the transactions contemplated by the Purchase Agreement. However, the parties have agreed that the following does not constitute a Material Adverse Effect:
(i) changes resulting from the announcement or pendency of the Purchase Agreement, or any actions taken by any party in compliance with the Purchase Agreement or the consummation of the Sale;
(ii) any effect of any change in the United States, or foreign economies or securities or financial markets in general;
(iii) changes in applicable law or United States foreign or international generally accepted accounting principles or financial reporting standards or interpretations thereof after the date of the Purchase Agreement;
(iv) any effect of any change that has the same or similar affect on all companies within the industry in which the SEHC or any of its subsidiaries operate; or
(v) any effect resulting from an act of war or terrorism.
The representation and warranties in the Purchase Agreement are complicated and are not easily summarized. You are urged to read carefully and in their entirety the sections of the Purchase Agreement entitled “Representations and Warranties regarding Parent and the Company” and “Representations and Warranties regarding PESI” in Annex A to this Information Statement. See also “The Purchase Agreement— Explanatory Note Regarding the Purchase Agreement and the Summary of the Purchase” beginning on page 15 of this Information Statement.
Conduct of SEHC’s Business Pending the Closing
Under the Purchase Agreement, between the execution date of the Purchase Agreement and until closing, except as contemplated by the Purchase Agreement, required by applicable law, or unless PESI consents in writing, the Company and SEHC have agreed to certain restrictions on the operation of SEHC and its subsidiaries’ businesses. In general, SEHC and its subsidiaries have agreed that the business of the Company and SEHC shall be conducted only in the ordinary course of business consistent with past practice, and the Company and SEHC have agreed to use commercially reasonable effort to (i) preserve intact the SEHC’s business organization and goodwill and the business organization and goodwill of SEHC’s subsidiaries, and (ii) keep available the services of their current officers and key employees and maintain existing business relations with material customers, suppliers, officers, employees, creditors and other persons having business dealings with them.
Additionally, under the Purchase Agreement, the Company and SEHC have agreed to be subject to customary operating covenants and restrictions. Specifically, the Company and SEHC have agreed that SEHC will not, nor will the Company or SEHC permit any of SEHC’s subsidiaries to:
(i) enter into a new line of business or incur or commit to any capital expenditures other than in the ordinary course of business consistent with past practice;
(ii) amend the certificates of incorporations, bylaws or any similar organizational documents;
(iii) declare or pay any dividend or other distribution with respect to its stock capital;
(iv) split, combine or reclassify any capital stock or issue any securities in lieu of shares of its capital stock;
(v) redeem, repurchase or otherwise acquire its capital stock;

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(vi) issue, sell, dispose of or encumber, or authorize the issuance, sale, disposition or encumbrance of, any shares of its capital stock or grant, enter into or accept any options, warrants, convertible securities or other rights to acquire any shares of such capital stock or any other ownership interest in SEHC or its subsidiaries;
(vii) other than in the ordinary course of business, grant any increase in the compensation or benefits payable to any officer of SEHC or its subsidiaries;
(viii) other than in the ordinary course of business, except as required by applicable law or any agreement, adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under any employee benefit plan;
(ix) other than in the ordinary course of business, enter into or amend any employment agreement or, except in accordance with existing contracts or agreements, grant any severance or termination pay to any officer, director or employee of SEHC or its subsidiaries;
(x) revalue any of its material assets or change its methods of accounting in effect at June 27, 2010, except changes in accordance with and required by GAAP, applicable laws or regulatory guidelines;
(xi) acquire or invest in any business organization or acquire any material assets;
(xii) sell, lease, exchange, transfer or otherwise dispose of any material assets, except for inventory and equipment in the ordinary course of business consistent with past practice;
(xiii) mortgage, pledge, hypothecate, sell and leaseback, grant any security interest in, or otherwise subject to any other lien, other than certain permitted encumbrances, any material assets of SEHC or its subsidiaries;
(xiv) except for taxes, pay, discharge or satisfy any material claims (including claims of stockholders), liabilities or obligations where such payment, discharge or satisfaction would require any material payment except for the payment, discharge or satisfaction of liabilities or obligations in accordance with the terms of the material contracts of SEHC in effect on the date of the Purchase Agreement or entered into after the date of the Purchase Agreement in the ordinary course of business consistent with past practice and not in violation of the Purchase Agreement, in each case in which SEHC and its subsidiaries is a party. Except that SEHC or its subsidiaries may pay, discharge or satisfy accounts payable existing on or arising after, in each case in the ordinary course of business consistent with past practice, the date of the Purchase Agreement, or compromise litigation not covered by insurance or exceeding $75,000;
(xv) engage in any transaction with (except pursuant to any disclosed agreements) or enter into any agreement with any of SEHC’s affiliates (which shall not include employees of SEHC and its subsidiaries, other than directors and executive officers and employees who share the same household with such directors and executive officers);
(xvi) enter into any closing agreement with respect to material taxes, make any change to any material tax method of accounting, fail to prepare all tax returns using tax principles consistent with those used for preceding tax periods, unless a change is required by applicable law, make, revoke or change any material tax election, authorize any indemnities for taxes, extend any period for assessment of any tax, file any request for a ruling or determination, amend any material return (including by way of a claim for refund) or settle or compromise any material tax liability or any material tax refund;

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(xvii) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization other than the Sale;
(xviii) incur or assume any indebtedness for borrowed money;
(xix) modify any material indebtedness or other liability to increase SEHC’s or its subsidiaries’ obligations with respect thereto;
(xx) assume, guarantee, endorse or otherwise become liable for the obligations of any person, except in the ordinary course of business and consistent with past practice and in no event exceeding $75,000 in the aggregate at any time outstanding;
(xxi) make any loans, advances or capital contributions to, or investments in, any other person;
(xxii) except under certain circumstances, enter into any material commitment or transaction, except in the ordinary course of business and consistent with past practice and in no event exceeding $75,000 in the aggregate;
(xxiii) enter into any agreement that limits the ability of SEHC or its subsidiaries, or would limit the ability of SEHC or its subsidiaries after the closing, to compete in or conduct any line of business or to solicit customers or employees;
(xxiv) enter into any material agreement containing any restriction on the ability of the SEHC or its subsidiaries to assign its rights, interests or obligations thereunder, unless such restriction excludes or is not applicable to any assignment to PESI or any of its subsidiaries in connection with or following the consummation of the transactions contemplated by the Purchase Agreement;
(xxv) enter into any material joint venture, partnership or other similar arrangement or materially amend or modify in an adverse manner the terms of any existing material joint venture, partnership or other similar arrangement;
(xxvi) terminate any material contract or waive, release, relinquish or assign any of its rights or claims under any material contract in a manner that is materially adverse to the SEHC or, except in the ordinary course of business consistent with past practice, modify or amend in any material respect any material contract;
(xxvii) take any action that would give rise to a claim under the WARN Act or any similar state law without in good faith attempting to comply with the WARN Act or such state law;
(xxviii) enter into, amend or otherwise change the terms of any agreements with brokers, finders or investment bankers that would result in liability for any fees to such persons; and
(xxix) take any action that would prevent the Company or SEHC from performing the covenants under the Purchase Agreement.
In addition, the Company and SEHC will deliver to PESI resignations of each of the directors of SEHC and its subsidiaries and Michael T. Brigante as an officer of SEHC and its subsidiaries, effective at closing, except that with respect to SEC Radcon Alliance, LLC, only the directors appointed by SEHC will resign.

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Restrictive Covenants
No-Shop
Under the Purchase Agreement, the Company has agreed not to, directly or indirectly, initiate, solicit or encourage or facilitate any inquiry regarding any alternative acquisition proposals (as such term is defined under the Purchase Agreement) from third parties, including by providing access to non-public information to such third parties and participating in discussions or negotiating with third parties with respect to alternative acquisition proposals or accepting or entering into arrangements providing for any alternative acquisition proposals or that could have the effect of causing SEHC to terminate or fail to consummate the Sale, except if prior to obtaining the Required Vote approving the Purchase Agreement, the Company’s Board of Directors determines in good faith, and subject to certain conditions, that an acquisition proposal with respect to third parties from whom the Company received a bona fide written acquisition proposal constitutes or is reasonably likely to result in a Superior Proposal (as such term is defined under the Purchase Agreement). As of the date the Company obtained the Required Vote, the Company has not received any alternative acquisition proposals.
Non-Solicitation
The Company agreed for a period of two (2) years after the closing of the Purchase Agreement that it will not, and will not permit any of its affiliates, (i) to solicit, or assist any person, other than PESI, to solicit, any employees of SEHC or its subsidiaries to leave his or her employment with PESI, SEHC or its subsidiaries; or (ii) to hire or cause to be hired, any employee of PESI, SEHC or its subsidiaries except for employees that are no longer employed by SEHC or its subsidiaries, PESI or their affiliates and such employees solicit employment after the termination of any such individual’s employment with the Company, SEHC or its subsidiaries or PESI.
In addition, the Company agreed for a period of two (2) years after the closing of the Purchase Agreement that it will not, and will not permit any of its affiliates to, solicit or encourage any of the customers of SEHC or its subsidiaries to divert, terminate, curtail or otherwise limit its business relationship with SEHC or its subsidiaries or otherwise direct or divert or attempt to direct or divert any customer to any other entity or interfere with any business relationship between SEHC or its subsidiaries and such customer.
Non-compete
The Company acknowledged that SEHC and its subsidiaries operate on an international basis and have clients throughout the world and agreed for a period of two (2) years after the closing of the Purchase Agreement that it will not, and will not permit any of its affiliates to, directly or indirectly, own, manage, operate, control, or be engaged in any business, or be connected with or employed as an officer, employee, partner, director, consultant, agent or otherwise in, or be involved with, any business that (i) competes, directly or indirectly, with the business of SEHC or its subsidiaries, or (ii) conducts any other related business or businesses similar to the business of SEHC or its subsidiaries, or enter into or carry on a business, one of the activities of which is similar to such business, except that the Company and its affiliates may hold stock in a competing entity under certain limited circumstances.

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Further Action; Effort
Upon the terms and subject to the conditions set forth in the Purchase Agreement, each of the parties to the Purchase Agreement agreed to use its commercially reasonable efforts to take all actions necessary to consummate the Sale, including (i) satisfying the conditions precedent to the obligations of any of the parties to the Purchase Agreement, (ii) preparing and filing as promptly as practicable with any third party all documentation to effect all necessary filings, notices, applications and other documents, and (iii) obtaining and maintaining all authorizations, consents and filings required to be obtained from any third party that are necessary or advisable to consummate the Sale. Each of the parties will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request and, subject to applicable laws, will provide the other parties with copies of all filings or any other information supplied by such party to or received from a third party in connection with the Purchase Agreement.
Additionally, each of the Company and PESI will use their respective commercially reasonable efforts and cooperate with the other parties to resolve such objections, if any, as may be asserted with respect to the Sale under any applicable law and will use commercially reasonable efforts, except under certain circumstances, to prevent the entry of, and to cause to be discharged or vacated, any order restraining the consummation of the Sale.
Each of the Company, SEHC and PESI agreed to give the other reasonable opportunity to participate in the defense of (i) any inquiry by a governmental entity, and (ii) any litigation against the Company, SEHC and PESI, as applicable, or their respective directors relating to the transactions contemplated by the Purchase Agreement.
Furthermore, the Company agreed to provide PESI advance notice and the opportunity to participate in any discussions relating to any investigation by any U.S. government agency relating to the SPRU Project (as such term is defined under the Purchase Agreement) or any other material matter, relating to SEHC or its subsidiaries and, with respect to any discussions where PESI has agreed not to participate, the Company or SEHC will provide PESI with a review of all discussions held with any U.S. government agency regarding such issues.
Closing Conditions
Each of the Company’s, SEHC’s and PESI’s obligations to complete the Sale is subject to satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:
•	the approval of the Purchase Agreement by the Company’s Stockholders in accordance with the DGCL and the Company’s Charter;
•	the absence of any law or pending or threatened litigation that prohibits the consummation of the Sale or makes consummation of the Sale illegal;
•	the Company and PESI must agree on the collectability of each of the receivables listed on the Estimated Closing Balance Sheet (as defined in the Purchase Agreement) and unbilled receivables not so listed in which the amount of the receivable, individually or in the aggregate, by customer is $500,000 or more, as well as the amount of “allowance for doubtful accounts” included on the Estimated Closing Balance Sheet; and
•	each of the Management Investors has executed and delivered to PESI a certain subscription agreement and investor questionnaire, in form and substance reasonably satisfactory to PESI, with regard to the purchase of the PESI Common Stock.

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In addition, the Company’s obligation to complete the Sale is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
•	the representations and warranties of PESI are true and correct in all respects, except where the failure of such representations and warranties to be so true and correct (disregarding any limitation as to “materiality” or “Material Adverse Effect,” as such term is defined under the Purchase Agreement, contained in such representations and warranties), individually or in the aggregate has not had and could not reasonably be expected to have or result in, a Material Adverse Effect;
•	PESI have performed or complied with in all material respects each of its covenants and obligations under the Purchase Agreement;
•	no Material Adverse Effect with respect to PESI has occurred and is continuing since the date of the Purchase Agreement;
•	the Company has received certificates signed by a senior executive officer of PESI certifying that the above conditions above have been met;
•	the Company has received from PESI the Initial Cash Consideration (as defined in the Purchase Agreement) and the Note;
•	PESI has deposited $2,000,000 in the escrow account managed by the Escrow Agent;
•	PESI has delivered to the Company a duly executed Escrow Agreement;
•	the Company has received (i) a certificate signed by PESI’s secretary, certifying as to the accuracy and completeness of the resolutions adopted by the Board of Directors of PESI authorizing, among other things, the Purchase Agreement and the transactions contemplated thereby, and (ii) PESI’s certificate of incorporation and bylaws;
•	PESI has delivered to the Company certificates of good standing;
•	the Company has received an opinion from PESI’s counsel in form and substance reasonably satisfactory to the Company and its counsel;
•	PESI has executed and delivered an employment agreement with Christopher P. Leichtweis;
•	the Company has received all third party consents;
•	the Company, PESI and SEHC have obtained all material permits, approvals and consents required to consummate the Sale; and
•	SEHC has delivered to the Company a duly executed release of all claims against the Company or any of its subsidiaries relating to intercompany debts.

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In addition, PESI’s obligation to complete the Sale is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
•	the representations and warranties of the Company and SEHC are true and correct in all respects, except where the failure of such representations and warranties to be so true and correct (disregarding any limitation as to “materiality” or “Material Adverse Effect,” as such term is defined under the Purchase Agreement, contained in such representations and warranties), individually or in the aggregate has not had and could not reasonably be expected to have or result in, a Material Adverse Effect;
•	the Company and SEHC have performed or complied with in all material respects each of its covenants and obligations under the Purchase Agreement;
•	PESI has received certificates signed by a senior executive officer of the Company and SEHC certifying that the above conditions above have been met;
•	PESI has received a certificate signed by the secretary, certifying as to the accuracy and completeness of (i) the resolutions adopted by the Board of Directors of the Company and SEHC authorizing, among other things, the Purchase Agreement and the transactions contemplated thereby, (ii) the resolutions adopted by the Stockholders of the Company authorizing, among other things, the Purchase Agreement and the transactions contemplated thereby, and (iii) each of the Company’s, SEHC’s and its subsidiaries’ certificate of incorporation and bylaws;
•	PESI has received an opinion from the Company’s counsel in form and substance reasonably satisfactory to the Company and its counsel;
•	no Material Adverse Effect with respect to the Company or its subsidiaries has occurred and is continuing since the date of the Purchase Agreement;
•	the Company has delivered to PESI stock certificate evidencing all of the outstanding capital stock of SEHC;
•	the Company has delivered to PESI certificates of good standing of the Company, SEHC and each of SEHC’s subsidiaries;
•	the Company has delivered to PESI organizational record books, minute and other books and records and corporate seals of SEHC and each of its subsidiaries;
•	the Company has delivered a certificate of non-foreign status of the Company meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2);
•	the Company has delivered a duly executed release of all claims against SEHC and its subsidiaries in the form and substance reasonably satisfactory to PESI and its counsel;
•	the Company, PESI and SEHC have obtained all material permits, approvals and consents required to consummate the Sale or to conduct their business and operations following the closing in the same manner as conducted immediately prior to the closing;
•	the Company has delivered to PESI a duly executed Escrow Agreement;
•	the directors of SEHC and its subsidiaries and Michael T. Brigante as the officer of SEHC and the its subsidiaries have resigned;

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•	the Company has received all third party consents;
•	the Company has delivered releases of liens from Yorkville Advisors, LLC, YA Global Investments, L.P., Yorkville Bhn S.p.A and their affiliates and SunTrust Bank on the capital stock and all of the assets of the Company and its subsidiaries, in the form and substance reasonably satisfactory to PESI;
•	the Company has delivered evidence reasonably satisfactory to PESI that SEHC’s liabilities, on a consolidated basis as reflected as the total liabilities on the Estimated Closing Balance Sheet (as such term is defined under the Purchase Agreement) and determined in accordance with GAAP, do not exceed $15 million as of the closing of the Sale;
•	none of certain identified individuals has ceased to be employed by SEHC or its subsidiaries, as applicable, or expressed any intention to terminate or declined to accept employment with PESI;
•	PESI and Christopher P. Leichtweis have entered into an employment agreement and PESI has received a fully-executed complete copy of such employment agreement, duly executed by Christopher P. Leichtweis;
•	all employment agreements and indemnification agreements between SEHC or its subsidiaries and any officer, director, employee or stockholder prior to closing have been terminated, without liability to PESI except for certain indemnification agreements between SEHC and Christopher P. Leichtweis and the employment agreement between SEHC and Carrie Daniels;
•	PESI has obtained financing from its lender to consummate the Sale on such terms and conditions as satisfactory to PESI in its sole discretion;
•	PESI has received certain audited consolidated financial statements of the Company and its subsidiaries for all years required to be included in a Form 8-K to be filed by PESI, and with the auditor’s report and consent in connection therewith to be unqualified;
•	PESI has received from each Management Investor acquiring PESI common stock a subscription agreement duly executed by the Management Investor, the terms of which are reasonably satisfactory to PESI, and the Management Investors have purchased from PESI the PESI common stock; and
•	the Company, SEHC and its subsidiaries, as applicable, have delivered such other separate instruments as may be reasonably required by PESI in connection with the Sale and the consumation of the transactions contemplated by the Purchase Agreement.
The Company intends to complete the transactions as soon as possible after the 20th day following delivery of the Information Statement to the Stockholders of the Company, in accordance with Section 14 of the Exchange Act.
Termination
The Purchase Agreement may be terminated at any time prior to the closing (notwithstanding any approval of our Stockholders) upon any of the following nonexclusive circumstances:
(a) by mutual written consent of us and PESI;

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(b) by either us or PESI upon written notice, if: (i) the Sale shall not have been consummated on or before the earlier of (A) August 30, 2011, or (B) five business days after the expiration of the 20 day waiting period after the mailing date of this Information Statement, or such later date as may be agreed upon in writing (the “Termination Date”), other than as a result of a failure by the party proposing to terminate the Purchase Agreement to perform any of its material obligations; (ii) the consummation of the Sale becomes illegal under law, other than as a result of a failure by the party proposing to terminate the Purchase Agreement to perform any of its material obligations; or (iii) our Stockholders have not approved the Purchase Agreement, other than as a result of a failure by the party proposing to terminate the Purchase Agreement to perform any of its material obligations;
(c) by us upon written notice to PESI, if PESI has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Purchase Agreement, which breach or failure to perform (i) gives rise to the failure of a condition as set forth in certain sections of the Purchase Agreement and (ii) is incapable of being cured by PESI prior to the Termination Date or is not cured by PESI within 30 days following receipt of written notice from the Company of the breach or failure to perform; provided that the Company does not have the right to terminate the Purchase Agreement if the Company is then in material breach or has materially failed to perform any of its representations, warranties or covenants in the Purchase Agreement;
(d) by us upon written notice to PESI, if, prior to obtaining the Required Vote, the Company.s Board of Directors or any of its committees has made a Parent Adverse Recommendation Change (as such term is defined under the Purchase Agreement) in connection of any alternative acquisition proposal and the Company.s Board of Directors or any of its committees has authorized the Company to enter into an acquisition agreement in respect of the related Superior Proposal; provided, however, that (i) the Company have paid to PESI the termination fee and reimbursement for expenses (as described below under the section entitled “Termination Fee”), and (ii) the Company has not breached its covenants or other agreements under the Purchase Agreement in connection with any alternative acquisition proposal;
(e) by PESI upon written notice to us, if we or SEHC has breached or failed to timely cure a material breach of any of our representations, warranties, covenants or other agreements contained in the Purchase Agreement, which breach or failure to perform (i) gives rise to the failure of a condition as set forth in certain sections of the Purchase Agreement and (ii) is incapable of being cured by the Company prior to the Termination Date or is not cured by the Company within 30 days following receipt of written notice from PESI of the breach or failure to perform; provided that the PESI does not have the right to terminate the Purchase Agreement if PESI is then in material breach or has materially failed to perform any of its representations, warranties or covenants in the Purchase Agreement; and
(f) by PESI, if PESI determines, in its reasonable discretion, that a supplement or amendment by the Company or SEHC of its disclosure schedules prior to the closing (a “Disclosure Update”) could result in or be considered a Material Adverse Effect on SEHC and its subsidiaries, taken as a whole, and such Disclosure Update is incapable of being cured by Company or SEHC prior to the termination of the Purchase Agreement or is not cured by the Company or SEHC within 30 days following receipt of written notice of such determination from PESI; and
(g) by PESI, upon written notice to the Company, (i) if a Parent Adverse Recommendation Change have occurred or the Company.s Board of Directors or any of its committees has resolved to make a Parent Adverse Recommendation Change, (ii) if the Company have recommended, adopted or approved, or proposed publicly to recommend, adopt or approve any acquisition proposal or acquisition agreement, (iii) if the Company have failed to reaffirm the recommendation of the Company.s Board of Directors that the Company.s stockholders vote in favor of the adoption of the Purchase Agreement within three business days following receipt from PESI of a written request for such reaffirmation, or (iv) within 10 business days after a tender or exchange offer relating to securities of the Company has first been published or announced, the Company has not sent or given to the Company.s stockholders a statement disclosing that the Company.s Board of Directors recommends rejection of such tender or exchange offer.
Termination Fee
If the Purchase Agreement is terminated (i) by the Company to accept a Superior Proposal or (ii) by PESI because the Company’s Board of Directors made an adverse recommendation change, or (iii) by either party because the Company’s Stockholders have not approved and adopted the Purchase Agreement, then the Company will pay PESI an aggregate amount equal to the sum of (x) $625,000, and (y) reimbursement for certain out-of-pocket expenses of PESI up to a maximum of $250,000.
Indemnification Obligations
At the closing, PESI will deposit, out of the Cash Consideration, cash in the amount of $2,000,000 (the “Escrow Amount”) with the Escrow Agent, to be held in the Escrow Account, to satisfy potential claims by the PESI Indemnitees (as defined below) for certain losses under the Purchase Agreement.

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Pursuant to the Purchase Agreement, the Company will be responsible for any losses that PESI and its officers, directors, employees, shareholders, agents, representatives, subsidiaries, successors and permitted assigns (as well as SEHC and its subsidiaries and their respective officers, directors, employees, shareholders, agents, representatives, subsidiaries, successors and permitted assigns (the “PESI Indemnitees”) incur as a result of (i) the breach of any representation or warranty of the Company or SEHC contained in the Purchase Agreement, (ii) the breach of any covenant or agreement of the Company or SEHC contained in the Purchase Agreement, (iii) certain claims by employees of SEHC or its subsidiaries, (iv) certain environmental claims brought by a governmental entity, (v) certain consolidated GAAP liabilities of SEHC and its subsidiaries, and (vi) certain claims made by Mr. Leichtweis in connection with the consideration he receives or is to receive from the Company on or after the closing.
The Company is obligated to indemnify the PESI Indemnitees for losses until (i) the second anniversary of the closing for claims relating to breaches of representations and warranties, except in the case of Fundamental Warranties (as defined in the Purchase Agreement), which survive until the end of the applicable statute of limitations period, and (ii) the third anniversary of the Closing for claims relating to a breach of any covenant or agreement. The indemnification obligations of the Company are limited by a cap of (i) $3,000,000 for the breach of representations and warranties, except in the case of the breach of certain Fundamental Warranties, which are subject to a cap equal to the Purchase Price, and (ii) $4,900,000 for the breach of covenants or agreements. The PESI Indemnitees are also not entitled to indemnification until the aggregate amount of all claims for losses exceeds $245,000 (the “Basket Amount”), in which event, the Company will be responsible for all losses, including the Basket Amount.
After the expiration of the Escrow Agreement or upon the exhaustion of the Escrow Amount, PESI may offset any amounts owed to the Company under the Note or the Purchase Agreement for indemnity claims it has pursuant to the Purchase Agreement.
Pursuant to the Purchase Agreement, PESI has agreed to be responsible for losses of the Company and its officers, directors, employees, shareholders, agents, representatives, subsidiaries, successors and permitted assigns from and against any losses arising from a breach of representations, warranties, covenants or agreements. The indemnification obligations of PESI are limited by a cap of (i) $500,000 for the breach of representations and warranties, and (ii) the unpaid principal balance of the Note for the breach of covenants or agreements.
Except for provisions with respect to the final determination of the Net Working Capital Amount (as defined in the Purchase Agreement), and certain enumerated provisions of the Purchase Agreement, the indemnification rights and remedies provided for in the Purchase Agreement are the sole and exclusive remedy of the parties and their respective officers, directors, employees, Affiliates, agents, representatives, successors and assigns for any breach or inaccuracy of any representation, warranty or breach or non-fulfillment of any covenant or agreement contained in the Purchase Agreement.

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ANCILLARY AGREEMENTS
Note
The Note, in the principal amount of $2,500,000, (i) is for a period of three (3) years, (ii) is unsecured and subordinated, (ii) bears an annual interest rate equal to 6%, except that in the event of default (as such term is defined under the Note) the annual interest rate shall equal 12% until the date such event of default is cured, (iii) shall be non-negotiable, (iv) may not be sold, transferred or assigned by the Company without the prior written consent of PESI which may be withheld by PESI in PESI’s sole discretion, (v) shall be subject to offset of any amounts we owe to PESI for any claim it may have against us after the Escrow Agreement has terminated, the funds in escrow have been exhausted or such claim exceeds the remaining funds in the escrow account, and (vi) shall be payable over a three (3) year period in thirty-six (36) monthly installments of principal and interest, with each monthly installment to be as follows: the amount, consisting of principal and interest, of $76,054.88, with the final installment to be payable in the sum of the remaining unpaid principal balance due under the Note plus any accrued interest due thereon. The first installment shall be payable on the 15th day of the month following the closing of the Sale and an installment due on the 15th day of each of the next 35 months thereafter.
The Note further provides that upon the occurrence of an event of default, the Company will have the option to declare that the Note is in default, and the Note shall become due and payable upon written demand received by PESI. The Company thereafter will have the right to elect in writing to receive in full and complete satisfaction of all of PESI’s obligations under the Note, either (i) the Payoff Amount in cash, (ii) the Payoff Shares, provided that the Payoff Shares and the shares of PESI common stock issued to the Management Investors shall not exceed 19.9% of the voting securities of PESI issued and outstanding as of the date of the Purchase Agreement, or (iii) any combination of the Payoff Amount and Payoff Shares up to the amount outstanding under the Note (and all accrued and unpaid interest thereon) plus certain expenses. The Company is entitled to certain piggyback registration rights in connection with the Payoff Shares that may be issued to it. For further information, please refer to section below entitled “Registration Rights Agreement.” A copy of the Note is attached as Annex B to this Information Statement.
Escrow Agreement
The Company, PESI, Suntrust Bank, acting as an Escrow Agent (the “Escrow Agent”), will enter into the Escrow Agreement at closing in connection with the Purchase Agreement. Pursuant to the terms of the Purchase Agreement, PESI will deposit with the Escrow Agent an amount in cash equal to $2,000,000 (the “Escrow Amount”) which represents a portion of the Purchase Price, for the purposes of funding any indemnification claims of PESI and its officers, directors, employees, stockholders, agents, representatives, successors and permitted assigns under the Purchase Agreement. The Escrow Agreement stipulates the procedure the Escrow Agent will follow to distribute the Escrow Amount, or any portion thereof, for the satisfaction of indemnification claims. Following the second anniversary of the date of the Escrow Agreement, the Escrow Agent will release the entire then-remaining balance of the Escrow Amount (less any reserves for pending claims) to the Company. A copy of the Escrow Agreement is attached as Annex C to this Information Statement.

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Registration Rights Agreement
In connection with the Purchase Agreement, the Company may enter into a registration rights agreement with PESI (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has been granted certain piggyback registration rights in connection with the Payoff Shares that may be issued to the Company in its election under the Note upon the occurrence of an event of default. A copy of the Registration Rights Agreement is attached as Annex D to this Information Statement. Under the Registration Rights Agreement, PESI is obligated to inform the Company in writing, if the Company holds registrable securities (as such term is defined in the Registration Rights Agreement), of its intention to register its common stock under the Securities Act of 1933, as amended, and the Company shall have the right to include the registrable securities by notifying PESI within 20 days, provided that at the time of the contemplated registration the Company holds in excess of 250,000 of the registrable securities and provided further that, if the registration is an underwritten registration, PESI and the Company have not received a written notice from the managing underwriter advising in good faith to cut back a certain number of the registrable securities or not to include any of the registrable securities, as the case may be, in such underwritten registration.
Additionally, in connection with the Registration Rights Agreement, the Company agreed not to sell or dispose of any of PESI’s equity securities during a period commencing 30 days prior to the effective date of a public offering and ending on the date specified by the managing underwriter not to exceed 180 days.
Exchange Agreement
In addition to receiving up to $1,000,000 of the Cash Consideration to purchase the PESI Common Stock at the closing of the Sale, the Management Investors will receive, on an aggregate basis, (i) up to an additional $125,000 of the Cash Consideration, $100,000 of which will be held in the escrow account under the terms of the Escrow Agreement, and (ii) up to $100,000 of the principal amount of the Note, plus accrued interest as described below, for a total exchange consideration of up to $1,225,000 (such amount, the “Exchange Consideration”), under the terms of an Exchange Agreement (the “Exchange Agreement”), which will be executed at the closing of the Sale. In consideration for the Exchange Consideration, the Management Investors have agreed to cancel their Series I Convertible Preferred Stock and warrants in the Company. The Exchange Consideration is subject to the same indemnification obligations to which the Company is subject under the terms of the Purchase Agreement, that is, the Management Investors will not receive their Exchange Consideration to the extent that PESI successfully makes any claims for indemnification under the terms of the Purchase Agreement. A copy of the Exchange Agreement is attached as Annex F to this Information Statement.
Employment Agreement
A material condition precedent to the Sale is the entry into an employment agreement by and between Christopher P. Leichtweis, the founder of SEHC and its Chief Executive Officer and the Company’s President, and PESI (the “Employment Agreement”), to be effective as of the closing of the Purchase Agreement (the “Effective Date”).
Under the terms of the Employment Agreement, which is for a period of four years, Mr. Leichtweis agrees to serve as PESI’s Senior Vice President and President of SEHC. The Employment Agreement provides for an initial annual base salary of $324,480 that may be increased from time to time in the sole discretion of the Compensation and Stock Option Committee of the Board of Directors of PESI (the “Compensation Committee”). In addition, Mr. Leichtweis is entitled, in accordance with PESI’s management incentive plan (“MIP”), to an annual incentive compensation bonus of up to additional $720,000 based upon achievement of certain target and performance goals, subject to Compensation Committee modification, change and termination, except that the Compensation Committee may not change or modify the “gross profit” performance target as provided in the MIP.

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In the event the MIP is terminated for any reason and not renewed in substantially the same terms (except that the “net income” performance target may be changed in any manner by the Board of Directors or the Compensation Committee) or if the Mr. Leichtweis’ employment is terminated by PESI without “cause” (as such term is defined under the Employment Agreement) or Mr. Leichtweis terminates his employment with PESI for “good reason” (as such term is defined under the Employment Agreement), Mr. Leichtweis will be entitled to a special bonus on the same terms and conditions as set forth in the MIP in effect on the date of such termination (except that “net income” will no longer be considered a performance target and “gross profit” performance target will be the sole performance target for determining the special bonus), so long as the special bonus after termination shall not exceed $600,000. In addition, no special bonus will be payable if the “gross profit” performance target is not met.
PESI also issued to Mr. Leichtweis a nonqualified option to purchase up to 250,000 shares of its common stock. The exercise price will be the last reported sales price of PESI’s common stock as reported by the NASDAQ on the Effective Date.
In addition, Mr. Leichtweis is entitled to (i) participate in all employee benefit plans that are generally made available to other senior executive officers of PESI, (ii) reasonable and necessary, expenses and costs incurred in connection with the employment, and (iii) fringe benefits, including vacation, in accordance with the most favorable policy of PESI.
Upon Mr. Leichtweis’ separation from service with PESI as a result of termination (i) due to death or disability (as such terms are defined under the Employment Agreement) or (ii) for “cause” (as such term is defined under the Employment Agreement), PESI will pay to Mr. Leichtweis or to his estate and/or beneficiary, a lump sum payment equal to any earned unpaid base salary through the date of termination, any amount payable under an MIP that is then in effect and any benefits due to Mr. Leichtweis and unpaid under any arrangement or agreement, excluding any severance program or policy (collectively, the “Accrued Amounts”). If Mr. Leichtweis terminates his employment for “good reason” (as defined in the agreements) or is terminated without cause, PESI will pay Mr. Leichtweis a lump sum equal to the total Accrued Amounts, plus one year of base salary. If PESI terminates the employment other than for “cause” or Mr. Leichtweis terminates his employment for “good reason,” PESI shall pay on behalf of Mr. Leichtweis his COBRA payments for a period of one (1) year from the date of the termination of his employment for health insurance coverage under PESI’s health insurance plan and the special bonus for any year remaining during the term of the Employment Agreement after such termination, if Mr. Leichtweis is entitled to such special bonus. A copy of the Employment Agreement is attached as Annex E to this Information Statement

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ACTION TAKEN BY OUR STOCKHOLDERS BY WRITTEN CONSENT
General
On July 14, 2011, after careful consideration, the disinterested members of the Board of Directors of the Company unanimously approved the Purchase Agreement, the Note, the Escrow Agreement, the Registration Rights Agreement and the Employment Agreement, and the consummation of all transactions related thereto as described therein that will result in the sale of substantially all of the assets of the Company under the DGCL.
Our authorized capital stock consists of 2,000,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. Each share of Series H Preferred is convertible into 33,334 shares of Common Stock, and each share of Series I Preferred is convertible into 200 shares of Common Stock. The holders of Common Stock, Series H Preferred and Series I Preferred are entitled to one vote for each share of Common Stock, on an as-converted basis, on the approval of the Purchase Agreement and all transactions contemplated thereunder. The holders of shares of Series H Preferred are entitled to one vote for each share of Series H Preferred on matters submitted to a vote of the Series H Preferred; provided, however, that no holder of Series H Preferred may exceed 9.99% of the Company’s Common Stock, on an as-converted basis, that is being voted.
Pursuant to the DGCL and the Charter, the Company needed the affirmative vote of the holders of at least majority of the outstanding capital stock, with the holders of Series I Preferred and Series H Preferred Stock, voting as a single class with the holders of Common Stock on an as-converted basis, and the affirmative vote of the holders of at least 66% of the issued and outstanding shares of Series H Preferred, voting as a separate class to approve the action contemplated herein.
On July 15, 2011, there were 50,623,837 shares of Common Stock outstanding, 3,570,431 shares of Common Stock held in treasury, 9,899 shares of Series H Preferred and 550,000 shares of Series I Preferred. On July 15, 2011, Stockholders holding (i) an aggregate of 180,545,011 shares of Common Stock, Series I Preferred and Series H Preferred, or approximately 71.6% of the outstanding Common Stock on an as-converted basis, and (ii) 9,899 Series H Preferred, or 100% of the Series H Preferred, in each case entitled to vote on the approval of the Purchase Agreement and executed and delivered a written consent that adopted resolutions authorizing the Company to complete the Sale of SEHC to PESI pursuant to the Purchase Agreement and the other transactions contemplated thereby, as unanimously approved by the disinterested members of the Board of Directors.
On July 25, 2011, there were 51,588,591 shares of Common Stock outstanding, 3,570,431 shares of Common Stock held in treasury, 9,899 shares of Series H Preferred and 550,000 shares of Series I Preferred. On July 25, 2011, Stockholders holding (i) an aggregate of 181,509,765 shares of Common Stock, Series I Preferred and Series H Preferred, or approximately 71.6% of the outstanding Common Stock on an as-converted basis, and (ii) 9,899 Series H Preferred, or 100% of the Series H Preferred, in each case entitled to vote, executed and delivered a written consent that ratified the approval of the Purchase Agreement. Therefore, and in accordance with the Purchase Agreement, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement, PESI will purchase 20 shares of common stock, par value $0.001 per share, and 10,550,000 shares of Series A Preferred Stock, par value $0.001 per share, representing all of the issued and outstanding shares of capital stock of SEHC, a wholly-owned subsidiary of the Company.

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Effective Date
The corporate action discussed above will be completed by the Company as soon as possible following the 20th day after this Information Statement is first mailed to our stockholders.
Dissenters’ Rights
Stockholders of the Company do not have the statutory right to dissent and obtain an appraisal of their shares under the DGCL in connection with the Sale of SEHC to PESI.

32

HOMELAND SECURITY CAPITAL CORPORATION’S MANAGEMENT DISCUSSION AND
ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The discussion and analysis of our financial condition and results of operations are based on our financial statements, which we have prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported revenues and expenses during the reporting periods. On an ongoing basis, we evaluate estimates and judgments, including those described in greater detail below. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.
The discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and notes thereto included elsewhere in this Information Statement.
Critical Accounting Policies and Estimates
Goodwill
Goodwill on acquisition is initially measured as the excess of the cost of the business acquired, including directly related professional fees, over the Company’s interest in the net fair value of the identifiable assets, liabilities and contingent liabilities. The Company’s acquisition of SEHC in March of 2008 resulted in the recording of $6,403,982 as goodwill after the final allocation of the purchase price of the acquisition. All of the goodwill recorded on the Company’s consolidated balance sheet is allocated to SEHC.
The Company performs impairment tests of goodwill at its operating segment level. Goodwill is tested for impairment at least annually, usually in the fourth quarter or more frequently if events or changes in circumstances indicate that the carrying amount may be impaired. The impairment test requires management to undertake certain judgments and consists of a two step process, if necessary. The first step is to compare the fair value of the operating segment to its carrying value, including goodwill. The Company typically uses a discounted cash model to determine the fair value of an operating segment, using assumptions in the model it believes to be consistent with those used by hypothetical market participants.
If the fair value of the operating segment is less than its carrying value, a second step of the impairment test must be performed in order to determine the amount of impairment loss, if any. The second step compares the implied fair value of the operating segment goodwill with the carrying amount of that goodwill. If the carrying amount of the operating segment’s goodwill exceeds its implied fair value, an impairment charge is recognized in an amount equal to the carrying amount of the goodwill less its implied fair value.
Any impairment of goodwill based on the above calculations is recognized immediately in the income statement and is not subsequently reversed. At March 31, 2011, no goodwill impairment has been recognized.
Estimates
The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and judgments that affect reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities.
Estimates are used when accounting for amounts recorded in revenue when applying percentage of completion accounting, fair value determination of assets and liabilities, impairment of long-lived assets (including goodwill and other intangible assets), collectability of accounts receivable, share based compensation assumptions and valuation allowance related to deferred tax assets.
The estimates we make are subject to several factors including management’s judgment, the industry in which we conduct our operations, the overall economy, market valuations concerning certain assets and liabilities and the government. Although we believe our estimates take into consideration the effect of these various factors, uncertainty still exists in such estimates and actual results may differ from our estimates.

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Revenue Recognition
The Company recognizes revenue when it is realized or realizable and earned less estimated future allowances for doubtful accounts. The Company considers revenue realized or realizable and earned when all of the following criteria are met:
(i) persuasive evidence of an arrangement exists,
(ii) the services have been rendered and all required milestones achieved,
(iii) the sales price is fixed or determinable, and
(iv) collectability is reasonably assured.
Revenues are derived primarily from services performed under time and materials and fixed fee contracts and products sold. Revenues and costs derived from fixed price contracts are recognized using the percentage of completion (efforts expended) method. Revenue and costs derived from time and material contracts are recognized when revenue is earned and costs are incurred. Revenue and costs based on sale of products are derived when the products have been delivered and accepted by the customer.
Other accounting policies the Company considers critical are included in the notes to our financial statements included elsewhere in this Information Statement.
Results of Operations
Three Month Period Ended March 31, 2011 as Compared to the Three Month Period Ended March 31, 2010
Contract revenue
For the three months ended March 31, 2011, the Company recorded contract revenue of $24,640,585 as compared to $23,684,204 recorded for the three months ended March 31, 2010. The increase of $956,381 is further outlined below:

	Three Months Ended March 31,
	2011	2010	Increase (Decrease)
The Company	$—	$—	$—
SEHC	23,351,175	20,898,415	2,452,760	11.7%
Nexus	1,289,410	2,514,583	(1,225,173)	-48.7%
PMX	—	271,206	(271,206)	-100.0%

	$24,640,585	$23,684,204	$956,381	4.0%

The overall increase of $956,381, or 4.0%, reflects increased revenues in SEHC attributable to both expanded services within existing contracts and services provided under new contracts, primarily resulting from stimulus funded programs, as compared to the prior year. The decreased revenues at our subsidiaries, Nexus and PMX, reflect a trend toward working on fewer, less profitable projects in regards to Nexus and no new orders from its primary customer in regards to PMX.

34

Contract cost
For the three months ended March 31, 2011, the Company recorded contract cost of $19,936,541 as compared to $17,933,739 recorded for the three months ended March 31, 2010. The increase of $2,002,802 is further outlined below:

	Three Months Ended March 31,
	2011	2010	Increase (Decrease)

The Company	$—	$—	$—
SEHC	18,716,108	15,996,437	2,719,671	17.0%
Nexus	1,220,433	1,676,851	(456,418)	-27.2%

PMX	—	260,451	(260,451)	-100.0%

	$19,936,541	$17,933,739	$2,002,802	11.2%

The overall increase of $2,002,802, or 11.2%, is due to costs associated with the additional contract revenues noted above for SEHC and comparable reductions for Nexus and PMX resulting from reduced revenue. Our gross profit on contract revenue decreased 5.2% from 24.3% for the three months ended March 31, 2010 to 19.1% for the three months ended March 31, 2011. The decrease in gross profit is mainly due to the initial start-up of new stimulus related projects at SEHC subsidiary and lower margin work on shorter term projects at Nexus subsidiary.
Operating expenses
For the three months ended March 31, 2011, the Company recorded operating expenses of $4,811,478 as compared to $3,712,581 recorded for the three months ended March 31, 2010. The increase of $1,098,897 is further outlined below:

	Three Months Ended March 31,
	2011	2010	Increase (Decrease)

The Company	$420,303	$662,340	$(242,037)	-36.5%
SEHC	4,028,471	2,807,960	1,220,511	43.5%
Nexus	362,643	237,915	124,728	52.4%
PMX	61	4,366	(4,305)	-98.6%

	$4,811,478	$3,712,581	$1,098,897	29.6%

The overall increase of $1,098,897, or 29.6%, is primarily due to the increase of operating expenses at SEHC reflecting a one time charge to repurchase employee options (see note 4 to our financial statements included elsewhere in theis Information Statement), allocation of corporate expenses and additional expenses in starting work on new projects. The increase in expenses at Nexus result from allocation of corporate expenses not previously charged to Nexus. The decrease in expenses at the Company was due to the allocation of certain expenses to both SEHC and Nexus.

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Other income and expense

	Three Months Ended March 31,
	2011	2010	(Increase) Decrease
The Company	$(277,526)	$(663,900)	$386,374	-58.2%
SEHC	(67,962)	(58,731)	(9,231)	15.7%
Nexus	(147,765)	4,219	(151,984)	-3602.4%
PMX	—	—	—	0.0%

	$(493,253)	$(718,412)	$225,159	-31.3%

	Three Months Ended March 31,
	2011	2010	(Increase) Decrease
Interest expense	$(501,986)	$(557,670)	$55,684	-10.0%
Amortization of debt offering costs	—	(103,596)	103,596	-100.0%
Amortization of debt discount	—	—	—	0.0%
Impairment losses	—	(67,358)	67,358	-100.0%
Interest and other Income	8,733	10,212	(1,479)	-14.5%

	$(493,253)	$(718,412)	$225,159	-31.3%

For the three months ended March 31, 2011, the Company recorded net other expenses of $493,253 as compared to $718,412 recorded for the three months ended March 31, 2010. The decrease in net other expenses of $225,159 is further outlined below by operating unit and functional line item:
The overall decrease in net other expenses of $225,159, or 31.3%, mainly reflects the lack of amortization costs of $103,596 in the current quarter due to debt offering costs and debt discounts being fully amortized in fiscal year 2010, a decrease in impairment losses of $67,358 (Vuance, Ltd.) when compared to last year’s quarter and a decrease in interest expense of $55,684.
Net income (loss)
As a result of the foregoing, the Company recorded net loss, before noncontrolling interests and preferred dividends of $639,501 for the three months ended March 31, 2011 as compared to net income of $1,245,653 for the three months ended March 31, 2010. The overall decrease of $1,885,154 reflects weaker than expected quarterly results specifically in gross margin and operating expenses.

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Nine Month Period Ended March 31, 2011 as Compared to the Nine Month Period Ended March 31, 2010
Contract revenue
For the nine months ended March 31, 2011, the Company recorded contract revenue of $77,906,752 as compared to $71,106,061 recorded for the nine months ended March 31, 2010. The increase of $6,800,691 is further outlined below:

	Nine Months Ended March 31,
	2011	2010	Increase (Decrease)
The Company	$—	$—	$—
SEHC	72,605,661	61,330,769	11,274,892	18.4%
Nexus	5,301,091	7,806,586	(2,505,495)	-32.1%
PMX	—	1,968,706	(1,968,706)	-100.0%

	$77,906,752	$71,106,061	$6,800,691	9.6%

The overall increase of $6,800,691, or 9.6%, reflects increased revenues in SEHC attributable to both expanded services within existing contracts and services provided under new contracts, primarily resulting from stimulus funded programs, as compared to the prior year. The decreased revenues at Nexus and PMX reflect a trend toward working on fewer, less profitable projects in regards to Nexus and no new orders from its primary customer in regards to PMX.
Contract cost
For the nine months ended March 31, 2011, the Company recorded contract cost of $62,637,209 as compared to $56,038,934 recorded for the nine months ended March 31, 2010. The increase of $6,598,275 is further outlined below:

	Nine Months Ended March 31,
	2011	2010	Increase (Decrease)

The Company	$—	$—	$—
SEHC	58,431,008	49,030,315	9,400,693	19.2%
Nexus	4,206,201	5,118,568	(912,367)	-17.8%
PMX	—	1,890,051	(1,890,051)	-100.0%

	$62,637,209	$56,038,934	$6,598,275	11.8%

The overall increase of $6,598,275, or 11.8%, is due to costs associated with the additional contract revenues noted above for SEHC and comparable reductions for Nexus and PMX resulting from reduced revenue. Our gross profit on contract revenue decreased 1.2% from 21.2% for the nine months ended March 31, 2010 to 20.0% for the nine months ended March 31, 2011. The decrease in gross profit is mainly due to the initial start-up of new stimulus related projects at SEHC subsidiary and lower margin work on shorter term projects at our Nexus subsidiary.
Operating expenses
For the nine months ended March 31, 2011, the Company recorded operating expenses of $12,050,790 as compared to $11,051,086 recorded for the nine months ended March 31, 2010. The increase of $999,704 is further outlined below:

	Nine Months Ended March 31,
	2011	2010	Increase (Decrease)

The Company	$1,558,922	$1,825,382	$(266,460)	-14.6%
SEHC	9,583,923	8,411,862	1,172,061	13.9%
Nexus	905,050	786,777	118,273	15.0%
PMX	2,895	27,065	(24,170)	-89.3%

	$12,050,790	$11,051,086	$999,704	9.0%

37

The overall increase of $999,704, or 9.0%, is primarily due to the increase of operating expenses at SEHC reflecting a one time charge to repurchase employee options (see note 4 to our financial statements included elsewhere in this Information Statement), allocation of corporate expenses and additional administrative expenses in starting work on new projects. The increase in expenses at Nexus result from allocation of corporate expenses not previously charged to Nexus. The decrease in expenses to the Company was due to the allocation of certain expenses to both SEHC and Nexus.
Other income and expense
For the nine months ended March 31, 2011, the Company recorded net other expenses of $1,852,603 as compared to $1,939,034 recorded for the nine months ended March 31, 2010. The decrease in net other expenses of $86,431 is further outlined below by operating unit and functional line item:

	Nine Months Ended March 31,
	2011	2010	(Increase) Decrease

The Company	$(1,141,188)	$(1,747,199)	$606,011	-34.7%
SEHC	(267,943)	(186,322)	(81,621)	43.8%
Nexus	(443,472)	(5,513)	(437,959)	7944.1%
PMX	—	—	—	0.0%

	$(1,852,603)	$(1,939,034)	$86,431	-4.5%

	Nine Months Ended March 31,
	2011	2010	(Increase) Decrease

Interest expense	$(1,563,970)	$(1,538,447)	$(25,523)	1.7%
Amortization of debt offering costs	(8,000)	(355,922)	347,922	-97.8%
Amortization of debt discount	—	(34,053)	34,053	-100.0%
Impairment losses	(308,213)	(67,358)	(240,855)	0.0%
Interest and other income	27,580	56,746	(29,166)	-51.4%

	$(1,852,603)	$(1,939,034)	$86,431	-4.5%

The overall decrease in net other expenses of $86,431, or 4.5%, mainly reflects the lack of amortization costs of $381,975 in the current year due to debt offering costs and debt discounts being fully amortized in fiscal year 2010, offset by increases in interest expense of $25,523 and impairment losses of $240,855 (Vuance, Ltd. and Ultimate Escapes, Inc.), coupled with a reduction in interest and other income of $29,166.

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Net income (loss)
As a result of the foregoing, the Company recorded net income, before noncontrolling interests and preferred dividends of $997,219 for the nine months ended March 31, 2011 as compared to net income of $1,800,904 for the nine months ended March 31, 2010. The overall decrease of $806,685 reflects slower growth at SEHC in the current year and a contraction in business in the current year at both Nexus and PMX.
Year Ended June 30, 2010 as Compared to the Year Ended June 30, 2009
Contract revenue
For the twelve months ended June 30, 2010, the Company recorded contract revenue of $97,899,868 as compared to $80,839.347 recorded for the twelve months ended June 30, 2009. The increase of $17,060,521 is further outlined below:

	Year Ended June 30,
	2010	2009	Increase (Decrease)
The Company	$—	$—	$—	—
SEHC	85,723,970	72,106,878	13,617,092	18.9%
Nexus	10,207,192	6,462,511	3,744,681	57.9%
PMX	1,968,706	2,269,958	(301,252)	-13.3%

	$97,899,868	$80,839,847	$17,060,521	21.1%

The overall increase of $17,060,521, or 21.1%, reflects increased revenues at SEHC and Nexus, attributable to both expanded services within existing contracts and services provided under new contracts as compared to the prior year. The decrease in revenues for PMX is a result of fewer units shipped to a significant customer that has started to deploy previously purchased products into field operations.
Contract cost
For the twelve months ended June 30, 2010, the Company recorded contract cost of $77,807,174 as compared to $69,156,496 recorded for the twelve months ended June 30, 2009. The increase of $8,650,678 is further outlined below:

	Year Ended June 30,
	2010	2009	Increase (Decrease)
The Company	$—	$—	$—
SEHC	68,698,494	62,175,026	6,523,468	10.5%
Nexus	7,218,629	4,803,989	2,414,640	50.3%
PMX	1,890,051	2,177,481	(287,430)	-13.2%

	$77,807,174	$69,156,496	$8,650,678	12.5%

39

The overall increase of $8,650,678, or 12.5%, are costs associated with the additional contract revenues noted above for SEHC and Nexus. Our gross profit on contract revenue improved from 14.7% for the twelve months ended June 30, 2009 to 20.5% for the twelve months ended June 30, 2010. This significantly improved gross profit is mainly due to the movement to more cost plus contracts at SEHC and more effective management of fixed contract costs at both SEHC and Nexus.
Operating expenses
For the twelve months ended June 30, 2010, the Company recorded operating expenses of $14,299,238 as compared to $15,017,503 recorded for the twelve months ended June 30, 2009. The decrease of $718,265 is further outlined below:

	Year Ended June 30,
	2010	2009	Increase (Decrease)
The Company	$2,480,103	$4,099,586	$(1,619,483)	-39.5%
SEHC	10,743,617	9,479,019	1,264,598	13.3%
Nexus	1,045,631	1,154,272	(108,641)	-9.4%
PMX	29,887	284,626	(254,739)	-89.5%

	$14,299,238	$15,017,503	$(718,265)	-4.8%

The overall decrease of $718,265, or 4.8%, is primarily due to the decreased in non cash compensation at the Company offset in part by increased personnel costs at SEHC during the twelve months ended June 30, 2010 due to an increase in the number of employees required to support its increased operating levels. Additionally, expenses decreased at both Nexus and PMX reflecting effective management oversight of operating costs at these subsidiaries.
Other income and expense
For the twelve months ended June 30, 2010, the Company recorded net other expenses of $3,022,489 as compared to net other expenses of $6,195,995 recorded for the twelve months ended June 30, 2009. The decrease in net other expenses of $3,173,506 are further outlined below by operating unit and functional line item:

	Year Ended June 30,
	2010	2009	(Increase) Decrease
The Company	$(1,882,547)	$(5,428,250)	$3,545,703	-65.3%
SEHC	(754,365)	(749,965)	(4,400)	0.6%
Nexus	(385,577)	(17,780)	(367,797)	2068.6%
PMX	—	—	—	0.0%

	$(3,022,489)	$(6,195,995)	$3,173,506	-51.2%

40

	Year Ended June 30,
	2010	2009	(Increase) Decrease
Interest expense	$(2,093,910)	$(2,011,991)	$(81,919)	4.1%
Amortization of debt offering costs	(378,210)	(504,869)	126,659	-25.1%
Amortization of debt discount	(34,053)	(48,074)	14,021	-29.2%
Currency loss	(59,085)	(405,821)	346,736	-85.4%
Impairment losses	(530,264)	(3,317,837)	2,787,573	-84.0%
Interest and other income	73,033	92,597	(19,564)	-21.1%

	$(3,022,489)	$(6,195,995)	$3,173,506	-51.2%

The overall decrease in net other expenses of $3,173,506, or 51.2%, mainly reflects the absence in 2010 of the impairment charge on Vuance, Ltd. common stock recorded in 2009 and the improvement in foreign exchange translation transactions. Additionally, the amortization for debt offering costs and debt discount mostly expired in 2010.
Net income (loss)
As a result of the foregoing, the Company recorded net income before minority interests of $2,180,737 for the twelve months ended June 30, 2010 as compared to a net loss before minority interests of $9,530,647 for the twelve months ended June 30, 2009.
Liquidity and Capital Resources
The primary source of financing for the Company since its inception has been through the issuance of common stock, preferred stock and convertible debt. The Company had cash on hand of $3,323,515, a working capital deficit of $4,649,366 (primarily resulting from Senior Debt maturing on July 15, 2011 and recorded as a current liability) and approximately $7,998,000 available for borrowing on SEHC’s line of credit at March 31, 2011. Our primary needs for cash are to fund our ongoing operations at SEHC, Nexus, PMX and the Company, repay amounts borrowed on SEHC’s line of credit and repay the senior debt obligations of the Company and to the extent opportunities present themselves, have cash available to make additional acquisitions of businesses that provide products and services in our target industries.
As mentioned above, the Company has two primary debt obligations. SEHC has a secured revolving line of credit with a major U.S. bank with a maximum borrowing base of $8,000,000. This credit facility is secured by SEHC’s accounts receivable and there was $2,000 outstanding at March 31, 2011. The Company has a senior debt obligation secured by all the assets of the Company, Nexus and the Company’s equity interests in SEHC and PMX and there was $19,232,753 outstanding at March 31, 2011. While we believe SEHC has sufficient cash on hand and available credit to satisfy its current operating commitments, the Company is not currently able to repay its debt obligation, which is scheduled to mature on July 15, 2011. As a result, the Company will seek to negotiate an extension of time to repay its debt and accrued interest, sell or otherwise dispose of assets, including the possible sale of one or more of its subsidiaries, and/or attempt to find other sources of capital to satisfy its current financial obligations. If the Company is not successful in extending the due date of the Company’s debt or it is unable to sell assets, including its subsidiaries, or cannot find new sources of capital, the Company faces possible foreclosure from the holder of its debt.
The Company recognizes that a large portion of its current assets and thereby a material component of its working capital are made up of accounts receivable and costs in excess of billing. At March 31, 2011, the Company reported consolidated accounts receivables and costs in excess of billings of $21,354,501 and $3,955,522, respectively. During the period of April 1, 2011 and May 11, 2011, the Company collected $12,616,796 of the March 31, 2011 outstanding accounts receivable and billed $608,820 of the March 31, 2011 costs in excess of billing, respectively.

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The Company believes that its reserves for uncollectable accounts receivable were appropriate at March 31, 2011 and reflected historical levels. At March 31, 2011, the Company had $1,087,553 of accounts receivables due past 120 days or greater. This amount reflects historical levels and the Company believes these amounts are collectable and do not require an increase to its reserve for uncollectable accounts at this time.
Costs in excess of billings at March 31, 2011 reflected amounts of costs expended by the Company that were not yet billed to twenty-seven (27) customers. These expenditures are a normal part of our project accounting and reflect the invoicing agreements with various customers.
During the nine months ended March 31, 2011, we had a net increase in cash of $1,494,086. Our sources and uses of funds were as follows:
Cash Flows from Operating Activities
We provided net cash of $4,724,215 in our operating activities during the nine months ended March 31, 2011 primarily from income of $3,067,143 (net income of $997,219 adjusted for non-cash items of $2,069,924) plus net cash of $1,657,072 provided by changes in our operating assets and liabilities.
Cash Flows from Investing Activities
We provided net cash of $889,609 in our investing activities during the nine months ended March 31, 2011, related to proceeds from the sale of fixed assets of $1,555,525 previously used on a completed project, reduced by the purchase of fixed assets totaling $665,916.
Cash Flows from Financing Activities
We used net cash of $4,151,876 in our financing activities during the nine months ended March 31, 2011, consisting of repayment of debt of $1,127,796; net repayment of SEHC’s line of credit of $2,160,000; repayment of related party debt of $500,000; the partial liquidation of a noncontrolling interest in a subsidiary of $147,880; and the repurchase of SEHC’s incentive stock options of $216,200.
Off-Balance Sheet Arrangements
SEHC, in the normal course of business, is required to post a performance bond on certain projects. Typically, the bonding or surety company who posts the bond on SEHC’s behalf will require collateralization of their potential liability for posting the bond. Through March 31, 2011, SEC’s Chief Executive Officer has guaranteed this potential liability.
The Company recognizes the potential exposure to SEC’s Chief Executive Officer and, on January 1, 2011, entered into an agreement with him and his spouse, indemnifying them against any liabilities they may endure as a result of collaterizing SEHC’s bonding requirements. At March 31, 2011, the amount of possible indemnification to the Chief Executive Officer and his spouse was approximately $13,000,000.

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MARKET PRICE OF AND DIVIDENDS ON HOMELAND SECURITY CAPITAL
CORPORATION’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
Market Information
Our Common Stock is currently quoted on the Over-the-Counter Bulletin Board under the ticker symbol “HOMS.OB.” The following table sets forth, for the calendar quarters indicated, the high and low closing bid prices of our shares of Common Stock. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions. As of July 27, 2011, the most recent practicable trading day, the closing bid price per share of our Common Stock was 0.02331. The information was obtained from Bloomberg L.P.

Fiscal Year 2010	High	Low
4th Quarter (April — June 2010)	$0.063	$0.035
3rd Quarter (January — March 2010)	$0.13	$0.055
2nd Quarter (October — December 2009)	$0.190	$0.111
1st Quarter (July — September 2009)	$0.215	$0.115

Fiscal Year 2011	High	Low
4th Quarter (April — June 2011)	$0.0285	$0.017
3rd Quarter (January — March 2011)	$0.031	$0.0131
2nd Quarter (October — December 2010)	$0.027	$0.011
1st Quarter (July — September 2010)	$0.032	$0.02

Fiscal Year 2012	High	Low
1st Quarter (through July 25, 2011)	$0.03713	$0.022
Holders of our Common Stock
As of July 25, 2011, the Record Date, there were approximately 360 holders of record of our common stock.
Dividends
We have not paid dividends on our Common Stock since inception and do not intend to pay any dividends to our common stock holders in the foreseeable future. We currently intend to reinvest our earnings, if any, for the development and expansion of our business. Any declaration of dividends on any class of our stock in the future will be at the election of our Board of Directors and will depend upon our earnings, capital requirements and financial position, general economic conditions and other factors our Board of Directors deems relevant.
Recent Sales of Unregistered Securities
None.

43

Securities Authorized for Issuance under Equity Compensation Plans

Number of
securities
remaining
	Number of		available for
	securities to		future
	be issued		issuance
	upon	Weighted	under
	exercise	average	equity
	of	exercise price	compensation
	outstanding	of	plans
	options,	outstanding	(excluding
	warrants	options,	securities
	and	warrants and	reflected
Plan category	rights	rights	in column (a))
Equity compensation plans approved by security holders	6,800,000	$0.088	400,000	(1)
Equity compensation plans not approved by security holders (2)(3)	76,510,000	$0.054	1,216,640	(1)

Total	83,310,000	$0.057	1,616,640

(1)	400,000 options available for future issuance pursuant to the Company’s 2005 Stock Option Plan (the “2005 Plan”) and 1,216,640 options available for future issuance pursuant to the Company’s 2008 Stock Option Plan (the “2008 Plan”).

(2)	Includes 73,750,000 non-qualified options to purchase common stock pursuant to the Company’s 2008 Plan.

(3)	Includes 2,760,000 non-qualified options to purchase common stock issued to each of our non-employee directors and one consultant.
The following table sets forth certain information as of June 30, 2010, concerning our equity compensation plans:
Additional information regarding our stock-based compensation awards outstanding and available for future grants as of June 30, 2010 is presented in the notes to our consolidated financial statements included elsewhere in this Information Statement.

44

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
The following unaudited pro forma consolidated financial data gives effect to the Sale. The unaudited pro forma consolidated balance sheet as of March 31, 2011 and as of June 30, 2010 have been prepared assuming the Sale occurred as of the beginning of each respective period. The unaudited pro forma consolidated statements of operations for the nine months ended March 31, 2011 and the year ended June 30, 2010 have been prepared assuming that the Sale occurred as of the beginning of each respective period. The unaudited pro forma consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results of future operations of our Company or the actual results of operations that would have occurred had the Sale been consummated as of the dates indicated above.
The unaudited pro forma consolidated financial data should be read in conjunction with the related notes in this Information Statement, our audited financial statements as of and for the period ended June 30, 2010 and our unaudited financial statements for the three and nine months ended March 31, 2011 contained elsewhere in this Information Statement.
THE PRO FORMA INFORMATION PRESENTED IS NOT NECESSARILY INDICATIVE OF THAT WHICH WOULD HAVE BEEN ATTAINED HAD THE SALE OCCURRED AT AN EARLIER DATE.

45

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Pro Forma Balance Sheets

	(Unaudited)	Pro Forma Adjustments[1]		Pro Forma
	March 31, 2011	Debit	Credit	March 31, 2011
Assets
Cash and cash equivalents	$3,323,515	$—	$277,989	$3,045,526
Accounts receivable — net	20,593,465		19,848,413	745,052
Cost in excess of billings on uncompleted contracts	3,955,522		3,614,923	340,599
Other current assets	212,758		188,662	24,096

Total current assets	28,085,260			4,155,273

Fixed assets — net	935,455		634,886	300,569
Assets held for sale	—	20,621,463		20,621,463
Deferred financing costs — net	—			—
Notes receivable — related party	444,515			444,515
Securities available for sale	—			—
Other non-current assets	107,049		107,049	—
Intangible assets — net	313,395		313,395	—
Goodwill	6,403,982		7,277,904	(873,922)

Total assets	$36,289,656			$24,647,898

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Accounts payable	$9,513,765	8,384,082		$1,129,683
Lines of credit	2,000	2,000		—
Current portion of long term debt	66,000			66,000
Current portion of related party debt	19,232,753			19,232,753
Notes payable — related party	—			—
Accrued compensation	2,878,037	2,878,037		—
Accrued other liabilities	381,462	212,286		169,176
Billings in excess of costs on uncompleted contracts	186,997	(138,063)		325,060
Income taxes payable	303,416	303,416		—
Deferred revenue	213,348			213,348

Total current liabilities	32,777,778			21,136,020

Lines of credit	—			—
Long term debt — related party, less current maturities	—			—
Long term debt, less current maturities	94,274			94,274
Long term deferred revenue, less current portion	—			—
Dividends payable	4,656,163			4,656,163

Total liabilities	37,528,215			25,886,457

Warrants Payable — Series H	169,768			169,768

Stockholders’ (Deficit) Equity
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 1,918,080, 1,918,080 and 1,358,080 shares issued and outstanding, respectively	14,150,153			14,150,153
Common stock, $0.001 par value, 2,000,000,000 shares authorized, 53,270,160, 48,846,244 and 48,764,677 shares issued and 49,699,729, 48,846,244 and 48,764,677 shares outstanding, respectively	54,492			54,492
Additional paid-in capital	55,189,354			55,189,354
Additional paid-in capital — warrants	272,529			272,529
Treasury stock — 3,570,431 shares at cost	(250,000)			(250,000)
Accumulated deficit	(70,931,927)			(70,931,927)
Accumulated comprehensive loss	(116,630)			(116,630)

Total HSCC stockholders’ (deficit) equity	(1,632,029)			(1,632,029)

Noncontrolling interest	223,702			223,702

Total stockholders’ (deficit) equity	(1,408,327)			(1,408,327)

Total liabilities and stockholders’ (deficit) equity	$36,289,656	$32,263,221	$32,263,221	$24,647,898

1)	The Pro Forma Adjustments reflect the sale of 100% of the outstanding capital stock of SEHC as though the Sale took place at July 1, 2011, the beginning of our fiscal year. The Pro Forma Adjusts eliminate all: (i) assets and liabilities for the nine months ended March 31, 2011, and (ii) all operational activity for the nine months ended March 31, 2011 and the years ended June 30, 2010 and 2009. The Pro Forma results reflected at March 31, 2011, after giving effect to the Sale, consist of the results of the Company, Nexus and PMX through that date.

46

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Pro Forma Balance Sheets

	(Unaudited)	Pro Forma Adjustments[1]		Pro Forma
	June 30, 2010	Debit	Credit	June 30, 2010
Assets
Cash and cash equivalents	$2,701,856	$—	$(44,085)	$2,745,941
Accounts receivable — net	16,764,897		15,374,664	1,390,233
Cost in excess of billings on uncompleted contracts	7,333,931		7,023,835	310,096
Other current assets	447,925		376,045	71,880

Total current assets	27,248,609			4,518,150

Fixed assets — net	1,129,885		851,932	277,953
Assets held for sale	1,455,142	19,746,224	1,455,142	19,746,224
Deferred financing costs — net	8,000			8,000
Notes receivable — related party	430,627			430,627
Securities available for sale	110,826			110,826
Other non-current assets	336,499		299,496	37,003
Intangible assets — net	346,814		346,814	—
Goodwill	6,403,982		7,277,904	(873,922)

Total assets	$37,470,384			$24,254,861

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Accounts payable	$8,457,186	7,154,748		$1,302,438
Current portion of long term debt	536,025			536,025
Current portion of related party debt	500,000			500,000
Accrued compensation	2,568,857	2,568,857		—
Accrued other liabilities	436,906	219,633		217,273
Billings in excess of costs on uncompleted contracts	1,027,500	661,115		366,385
Income taxes payable	551,941	449,170		102,771
Deferred revenue	85,327			85,327

Total current liabilities	14,163,742			3,110,219

Lines of credit	2,162,000	2,162,000		—
Long term debt — related party, less current maturities	17,755,890			17,755,890
Long term debt, less current maturities	688,593			688,593
Long term deferred revenue, less current portion	124,667			124,667
Dividends payable	3,464,934			3,464,934

Total liabilities	38,359,826			25,144,303

Warrants Payable — Series H	169,768			169,768

Stockholders’ (Deficit) Equity
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 1,918,080, 1,918,080 and 1,358,080 shares issued and outstanding, respectively	14,225,110			14,225,110
Common stock, $0.001 par value, 2,000,000,000 shares authorized, 53,270,160, 48,846,244 and 48,764,677 shares issued and 49,699,729, 48,846,244 and 48,764,677 shares outstanding, respectively	51,625			51,625
Additional paid-in capital	55,297,972			55,297,972
Additional paid-in capital — warrants	272,529			272,529
Treasury stock — 3,570,431 shares at cost	(250,000)			(250,000)
Accumulated deficit	(70,509,228)			(70,509,228)
Accumulated comprehensive loss	(301,153)			(301,153)

Total HSCC stockholders’ (deficit) equity	(1,213,145)			(1,213,145)

Noncontrolling interest	153,935			153,935

Total stockholders’ (deficit) equity	(1,059,210)			(1,059,210)

Total liabilities and stockholders’ (deficit) equity	$37,470,384	$32,961,747	$32,961,747	$24,254,861

1)  The Pro Forma Adjustments reflect the sale of 100% of the outstanding capital stock of SEHC as though the Sale took place at July 1, 2011, the beginning of our fiscal year. The Pro Forma Adjusts eliminate all: (i) assets and liabilities for the nine months ended March 31, 2011, and (ii) all operational activity for the nine months ended March 31, 2011 and the years ended June 30, 2010 and 2009. The Pro Forma results reflected at March 31, 2011, after giving effect to the Sale, consist of the results of the Company, Nexus and PMX through that date.

47

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Pro Forma Statements of Operations

	(Unaudited)			Pro Forma
	Nine Months			Nine Months
	Ended	Pro Forma Adjustments[1]		Ended
	March 31, 2011	Debit	Credit	March 31, 2011
Net contract revenue	$77,906,752	$72,605,661		$5,301,091

Contract costs	62,637,209		58,431,008	4,206,201

Gross profit on contract revenue	15,269,543			1,094,890

Operating expenses
Marketing	385,279		379,741	5,538
Personnel	6,964,058		5,702,783	1,261,275
Insurance and facility costs	426,221		275,277	150,944
Rent expense to related party	258,000		258,000	—
Travel and transportation	248,510		188,907	59,603
Other operating costs	1,001,331		737,454	263,877
Depreciation and amortization	797,231		768,002	29,229
Amortization of intangible assets	33,419		33,419	—
Professional services	1,058,088		434,226	623,862
Administrative costs	878,653		806,114	72,539

Total operating expenses	12,050,790			2,466,867

Operating income (loss)	3,218,753			(1,371,977)
Other (expense) income
Interest expense	(87,107)		79,943	(7,164)
Interest expense to related party	(1,476,863)			(1,476,863)
Amortization of debt discounts and offering costs	(8,000)		8,000	—
Currency loss	—			—
Impairment losses	(308,213)			(308,213)
Other income	27,580			27,580

Total other (expense) income	(1,852,603)			(1,764,660)

Loss from continuing operations before income taxes	1,366,150			(3,136,637)
Income tax expense	(368,931)		1,587,657	1,218,726

Income (loss) from continuing operations	997,219			(1,917,911)

Income from discontinued operations
Income from discontinued operations	—		2,674,980	(2,674,980)
Gain from sale of operating segment	—			—

Income from discontinued operations	—			(2,674,980)

Net loss	997,219			(4,592,891)
Less: Net income (loss) arrtibutable to non controlling interests	(217,648)		240,150	22,502

Net loss attributable to HSCC stockholders	779,571			(4,570,389)
Less preferred dividends and other beneficial conversion features associated with preferred stock issuance	(1,202,271)			(2,082,998)

Net loss attributable to common stockholders	$(422,700)	$72,605,661	$72,605,661	$(6,653,387)

(Loss) income per common share — basic and diluted
Loss from continuing operations	$(0.01)			$(0.20)
Income from discontinued operations	—			0.06

Basic and diluted EPS	$(0.01)			$(0.14)

Weighted average shares outstanding —
Basic and diluted	47,664,614			47,664,614

1)	The Pro Forma Adjustments reflect the sale of 100% of the outstanding capital stock of SEHC as though the Sale took place at July 1, 2011, the beginning of our fiscal year. The Pro Forma Adjusts eliminate all: (i) assets and liabilities for the nine months ended March 31, 2011, and (ii) all operational activity for the nine months ended March 31, 2011 and the years ended June 30, 2010 and 2009. The Pro Forma results reflected at March 31, 2011, after giving effect to the Sale, consist of the results of the Company, Nexus and PMX through that date.

48

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Pro Forma Statements of Operations

				Pro Forma
	Year Ended	Pro Forma Adjustments[1]		Year Ended
	June 30, 2010	Debit	Credit	June 30, 2010
Net contract revenue	$97,899,868	$85,723,970		$12,175,898

Contract costs	77,807,174		68,698,494	9,108,680

Gross profit on contract revenue	20,092,694			3,067,218

Operating expenses
Marketing	278,298		265,036	13,262
Personnel	7,976,068		5,557,842	2,418,226
Insurance and facility costs	718,484		493,117	225,367
Rent expense to related party	344,000		344,000	—
Travel and transportation	436,749		352,123	84,626
Other operating costs	609,533		552,792	56,741
Depreciation and amortization	1,374,456		1,342,726	31,730
Amortization of intangible assets	44,558		44,558	—
Professional services	1,120,406		532,699	587,707
Administrative costs	1,396,686		1,258,724	137,962

Total operating expenses	14,299,238			3,555,621

Operating income (loss)	5,793,456			(488,403)
Other (expense) income
Interest expense	(235,160)		227,486	(7,674)
Interest expense to related party	(1,858,750)			(1,858,750)
Amortization of debt discounts and offering costs	(412,263)		42,527	(369,736)
Currency loss	(59,085)		59,085	—
Impairment losses	(530,264)		425,267	(104,997)
Other income	73,033			73,033

Total other (expense) income	(3,022,489)			(2,268,124)

Loss from continuing operations before income taxes	2,770,967			(2,756,527)
Income tax expense	(590,230)		2,184,100	1,593,870

Income (loss) from continuing operations	2,180,737			(1,162,657)

Income from discontinued operations
Income from discontinued operations	—		3,206,014	(3,206,014)
Gain from sale of operating segment	—			—

Income from discontinued operations	—			(3,206,014)

Net loss	2,180,737			(4,368,671)
Less: Net income arrtibutable to non controlling interests	(261,864)		137,380	(124,484)

Net loss attributable to HSCC stockholders	1,918,873			(4,493,155)
Less preferred dividends and other beneficial conversion features associated with preferred stock issuance	(1,610,551)			(1,610,551)

Net loss attributable to common stockholders	$308,322	$85,723,970	$85,723,970	$(6,103,706)

(Loss) income per common share — basic and diluted
Loss from continuing operations	$0.01			$(0.20)
Income from discontinued operations	—			0.07

Basic and diluted EPS	$0.01			$(0.13)

Weighted average shares outstanding —
Basic and diluted	48,819,354			48,819,354

1)	The Pro Forma Adjustments reflect the sale of 100% of the outstanding capital stock of SEHC as though the Sale took place at July 1, 2011, the beginning of our fiscal year. The Pro Forma Adjusts eliminate all: (i) assets and liabilities for the nine months ended March 31, 2011, and (ii) all operational activity for the nine months ended March 31, 2011 and the years ended June 30, 2010 and 2009. The Pro Forma results reflected at March 31, 2011, after giving effect to the Sale, consist of the results of the Company, Nexus and PMX through that date.

49

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Pro Forma Statements of Operations

				Pro Forma
	Year Ended	Pro Forma Adjustments[1]		Year Ended
	June 30, 2009	Debit	Credit	June 30, 2009
Net contract revenue	$79,489,509	$71,041,666		$8,447,843

Contract costs	67,806,658		60,825,188	6,981,470

Gross profit on contract revenue	11,682,851			1,466,373

Operating expenses
Marketing	308,499		305,349	3,150
Personnel	8,881,940		4,947,719	3,934,221
Insurance and facility costs	683,224		371,512	311,712
Rent expense to related party	344,000		344,000	—
Travel and transportation	502,888		342,670	160,218
Other operating costs	939,776		850,068	89,708
Depreciation and amortization	1,285,756		1,235,047	50,709
Amortization of intangible assets	106,250		106,250	—
Professional services	711,776		116,990	594,786
Administrative costs	1,253,394		1,144,040	109,354

Total operating expenses	15,017,503			5,253,858

Operating income (loss)	(3,334,652)			(3,787,485)
Other (expense) income
Interest expense	(294,810)		276,776	(18,034)
Interest expense to related party	(1,717,181)			(1,717,181)
Amortization of debt discounts and offering costs	(552,943)		67,368	(485,575)
Currency loss	(405,821)		405,821	—
Impairment losses	(3,317,837)			(3,317,837)
Other income	92,597	13,958		78,639

Total other (expense) income	(6,195,995)			(5,459,988)

Loss from continuing operations before income taxes	(9,530,647)			(9,247,473)
Income tax expense	—		31,250	(31,250)

Income (loss) from continuing operations	(9,530,647)			(9,278,723)

(Loss) income from discontinued operations
Loss from discontinued operations	—	314,424		314,424
Gain from sale of operating segment	—			—

(Loss) gain from discontinued operations	—			314,424

Net loss	(9,530,647)			(8,964,299)
Less: Net income arrtibutable to non controlling interests	74,180			74,180

Net loss attributable to HSCC stockholders	(9,456,467)			(8,890,119)
Less preferred dividends and other beneficial conversion features associated with preferred stock issuance	(2,082,998)			(2,082,998)

Net loss attributable to common stockholders	$(11,539,465)	$71,370,048	$71,370,048	$(10,973,117)

(Loss) income per common share — basic and diluted
Loss from continuing operations	$(0.24)			$(0.23)
Loss from discontinued operations	—			(0.01)

Basic and diluted EPS	$(0.24)			$(0.24)

Weighted average shares outstanding —
Basic and diluted	47,664,614			47,664,614

1)	The Pro Forma Adjustments reflect the sale of 100% of the outstanding capital stock of SEHC as though the Sale took place at July 1, 2011, the beginning of our fiscal year. The Pro Forma Adjusts eliminate all: (i) assets and liabilities for the nine months ended March 31, 2011, and (ii) all operational activity for the nine months ended March 31, 2011 and the years ended June 30, 2010 and 2009. The Pro Forma results reflected at March 31, 2011, after giving effect to the Sale, consist of the results of the Company, Nexus and PMX through that date.

50

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of July 25, 2011 for (a) our named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by the us to own beneficially more than 5% of each class of our shares of Common Stock, relying solely upon the amounts and percentages disclosed in their public filings.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of July 25, 2011 pursuant to the exercise or conversion of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.
Percentage of ownership is based on 55,159,022 shares of Common Stock outstanding as of July 25, 2011.
The address for each of the directors and named executive officers is c/o Homeland Security Capital Corporation., 4601 North Fairfax Road, Suite 1200, Arlington, Virginia 22203. Addresses of other beneficial owners are noted in the table.

	Number of Shares	Percentage of
	of Common Stock	Common Stock
	Beneficially Owned(1)	Owned

Directors and Executive Officers
C. Thomas McMillen(2)	26,041,883	37.9%
Christopher P. Leichtweis(3)	121,312,800	68.7%
Michael T. Brigante	—	—
Zev E. Kaplan(4)	5,720,000	9.4%
Philip A. McNeill(5)	5,720,000	9.4%
Executive officers and directors as a group (5 persons)(6)	158,795,683	92.1%
5% or more stockholders
YA Global Investments, L.P. 101 Hudson Street Jersey City, NJ 07302(7)	5,510,386	9.99%

Frank P. Crivello 3408 Dover Road Pompano Beach, FL 33062(8)	3,000,303	5.4%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

51

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 25, 2011.

(2)	Includes 325 shares of Series H Preferred which are convertible into 10,833,550 shares of Common Stock and warrants to purchase up to additional 2,708,333 shares of Common Stock at an exercise price of $0.03 per share.

(3)	Includes 505,470 shares of Series I Preferred which are convertible into 101,094,000 shares of Common Stock and warrants to purchase up to 20,218,800 shares of Common Stock at an exercise price of $0.03 per share.

(4)	Represents options to purchase up to 720,000 shares of Common Stock at an exercise price of $0.14 per share and options to purchase up to 5,000,000 shares of Common Stock at an exercise price of $0.05 per share.

(5)	Represents options to purchase up to 720,000 shares of Common Stock at an exercise price of $0.14 per share and options to purchase up to 5,000,000 shares of Common Stock at an exercise price of $0.05 per share.

(6)	See footnotes (2)-(5).

(7)	Based solely on information reported in a Schedule 13G/A filed with the Securities and Exchange Commission on May 26, 2010. YA Global Investments, L.P. (“YA Global”) does not own any shares of Common Stock. As the Investment Manager of YA Global, Yorkville Advisors, LLC (“Yorkville”) may be deemed to beneficially own the same amount of shares of Common Stock beneficially owned by YA Global. As the president of Yorkville, the investment manager to YA Global, and as portfolio manager to YA Global, Mark Angelo (“Angelo”) may be deemed to beneficially own the same amount of shares of Common Stock beneficially owned by YA Global. Angelo directly owns 6,250 shares of Common Stock. YA Global may be deemed to beneficially own the 6,250 shares of Common Stock beneficially owned by Angelo, as he is the president of Yorkville and the investment manager to YA Global and the portfolio manager to YA Global. Yorkville may be deemed to beneficially own the 6,250 shares of Common Stock beneficially owned by Angelo, as he is the president of Yorkville. In addition to the number of shares indicated above, YA Global is the owner of derivative securities which have a cap that prevents each derivative security from being converted and/or exercised if such conversion and/or exercise would cause the aggregate number of shares of Common Stock beneficially owned by YA Global and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock of the Company following such conversion and/or exercise of the derivative security. In addition, the cap pertaining to the derivative securities limits YA Global’s entitlement to 9.9% of the outstanding shares of Common Stock of the Company on an as-converted basis for purposes of any corporate vote. Except for the 6,250 shares of Common Stock beneficially owned by Angelo, YA Global and Yorkville disclaim beneficial ownership of these securities except to the extent of her, his or its pecuniary interest. Yorkville holds an aggregate of (i) 964,754 shares of Common Stock, (ii) 9,574 shares of Series H Preferred which are convertible into 319,139,716 shares of Common Stock, (iii) warrants to purchase up to 80,625,000 shares of Common Stock at an exercise price of $0.03 per share, (iv) warrants to purchase up to 1,000,000 shares of Common Stock at an exercise price of $1.00 per share, (v) warrants to purchase up to 800,000 shares of Common Stock at an exercise price of $0.15 per share, and (vi) 1,000,000 shares of Series F Convertible Preferred Stock, with no voting rights.

(8)	Based solely on information reported in a Schedule 13G filed with the Securities and Exchange Commission on October 16, 2007.

52

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Homeland Security Capital Corporation, Attention: Secretary, 4601 North Fairfax Road, Suite 1200, Arlington, VA 22203, or call (703) 528-7073, to request:
•	a separate copy of this Information Statement;

•	a separate copy of Information Statements in the future; or

•	delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the reporting requirements of the SEC. Accordingly, we are required to file reports with the SEC including annual reports, quarterly reports, current reports and other reports as required by SEC rules. All reports that we file electronically with the SEC are available for viewing free of charge over the Internet via the SEC’s EDGAR system at http://www.sec.gov. We will provide without charge to each person who receives a copy of this Information Statement, upon written or oral request, a copy of any information that is incorporated by reference in this Information Statement. Requests should be directed to Homeland Security Capital Corporation, Attention: Secretary at 4601 North Fairfax Road, Suite 1200, Arlington, VA 22203, telephone number (703) 528-7073. For further information about us, you may read and copy any reports, statements and other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0102. You may obtain further information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

53

INDEX TO HOMELAND SECURITY CAPITAL CORPORATION CONSOLIDATED
FINANCIAL STATEMENTS

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Condensed Consolidated Balance Sheets

	March 31,	June 30,
	2011	2010
	(Unaudited)
Assets:
Cash	$3,323,515	$1,829,429
Marketable fixed income securities	—	872,427
Accounts receivable — net	20,593,465	16,764,897
Cost in excess of billings on uncompleted contracts	3,955,522	7,333,931
Other current assets	212,758	447,925

Total current assets	28,085,260	27,248,609

Fixed assets — net	935,455	1,129,885
Equipment held for sale	—	1,455,142
Notes receivable — related party	444,515	430,627
Securities available for sale	—	110,826
Other non-current assets	107,049	344,499
Intangible assets — net	313,395	346,814
Goodwill	6,403,982	6,403,982

Total assets	$36,289,656	$37,470,384

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$9,513,765	$8,457,186
Line of credit	2,000	—
Current portion of long term debt	66,000	536,025
Current portion of long term debt — related party	19,232,753	500,000
Accrued compensation	2,878,037	2,568,857
Accrued other liabilities	381,462	436,906
Billings in excess of costs on uncompleted contracts	186,997	1,027,500
Income taxes payable	303,416	551,941
Current portion of deferred revenue	213,348	85,327

Total current liabilities	32,777,778	14,163,742

Line of credit	—	2,162,000
Long term debt — related party, less current maturities	—	17,755,890
Long term debt, less current maturities	94,274	688,593
Long term deferred revenue, less current portion	—	124,667
Dividends payable	4,656,163	3,464,934

Total liabilities	37,528,215	38,359,826

Warrants Payable — Series H Preferred Stock	169,768	169,768

Stockholders’ Deficit
Homeland Security Capital Corporation stockholders’ deficit:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 1,559,899 and 1,559,985 shares issued and outstanding, respectively	14,150,153	14,225,110
Common stock, $0.001 par value, 2,000,000,000 shares authorized, 54,491,449 and 51,624,725 shares issued and 50,921,018 and 48,054,294 shares outstanding, respectively	54,492	51,625
Additional paid-in capital	55,189,354	55,297,972
Additional paid-in capital — warrants	272,529	272,529
Treasury stock — 3,570,431 shares at cost	(250,000)	(250,000)
Accumulated deficit	(70,931,927)	(70,509,227)
Accumulated comprehensive loss	(116,630)	(301,153)

Total Homeland Security Capital Corporation stockholders’ deficit	(1,632,029)	(1,213,144)

Noncontrolling interest	223,702	153,934

Total stockholders’ deficit	(1,408,327)	(1,059,210)

Total liabilities and stockholders’ deficit	$36,289,656	$37,470,384

The accompanying notes are an integral part of these condensed consolidated financial statements.

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2011	2010	2011	2010
Net contract revenue	$24,640,585	$23,684,204	$77,906,752	$71,106,061

Contract costs	19,936,541	17,933,739	62,637,209	56,038,934

Gross profit on contracts	4,704,044	5,750,465	15,269,543	15,067,127

Operating expenses:
Marketing	213,953	151,253	385,279	350,200
Personnel	2,906,582	1,969,050	6,964,058	6,184,362
Insurance and facility costs	168,644	178,229	426,221	544,743
Rent expense to related party	86,000	86,000	258,000	258,000
Travel and transportation	84,876	90,889	248,510	281,262
Other operating costs	512,263	229,448	1,001,331	715,950
Depreciation and amortization	250,399	304,771	797,231	1,027,217
Amortization of intangible assets	11,140	11,140	33,419	33,419
Professional services	253,961	428,178	1,058,088	874,190
Administrative costs	323,660	263,623	878,653	781,743

Total operating expenses	4,811,478	3,712,581	12,050,790	11,051,086

Operating (loss) income	(107,434)	2,037,884	3,218,753	4,016,041
Other (expense) income:
Interest expense	(9,698)	(65,382)	(87,107)	(173,899)
Interest expense to related party	(492,288)	(492,288)	(1,476,863)	(1,364,548)
Amortization of debt discounts and offering costs	—	(103,596)	(8,000)	(389,975)
Impairment losses	—	—	(308,213)	—
Other income (expense)	8,733	(57,146)	27,580	(10,612)

Total other expense	(493,253)	(718,412)	(1,852,603)	(1,939,034)

(Loss) income from continuing operations before income taxes	(600,687)	1,319,472	1,366,150	2,077,007
Income tax expense	(38,814)	(73,819)	(368,931)	(276,103)

Net (loss) income	(639,501)	1,245,653	997,219	1,800,904

Less: Net income attributable to noncontrolling interests	(77,716)	(124,443)	(217,648)	(230,140)

Net (loss) income attributable to Homeland Security Capital Corporation stockholders	(717,217)	1,121,210	779,571	1,570,764

Less preferred dividends and other beneficial conversion features associated with preferred stock issuance	(394,227)	(397,215)	(1,202,271)	(1,209,136)

Net (loss) income attributable to common stockholders of Homeland Security Capital Corporation	$(1,111,444)	$723,995	$(422,700)	$361,628

(Loss) income per common share attributable to Homeland Security Capital Corporation stockholders — basic and diluted
Basic	$(0.02)	$0.01	$(0.01)	$0.01

Diluted	$(0.02)	$0.00	$(0.01)	$0.00

Weighted average shares outstanding —
Basic	54,491,449	48,864,440	53,664,912	51,823,026

Diluted	54,491,449	787,615,123	53,664,912	790,573,709

The accompanying notes are an integral part of these condensed consolidated financial statements.

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended March 31,
	2011	2010
Cash flows from operating activities:
Net income	$997,219	$1,800,904
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Sale of marketable fixed income securities	872,427	—
Share-based compensation expense	24,449	798,794
Depreciation	905,667	1,505,561
Amortization of intangibles	33,419	33,419
(Gain) loss on disposal of assets	(82,252)	7,556
Impairment losses on securities available for sale	308,214	67,358
Amortization of debt offering costs and discounts	8,000	389,975
Changes in operating assets and liabilities:
Accounts receivable	(3,828,568)	(3,828,527)
Costs in excess of billings on uncompleted contracts	3,378,409	(2,202,938)
Other assets	419,614	(1,537)
Accounts payable	1,056,580	(2,105,263)
Billings in excess of costs on uncompleted contracts	(840,503)	180,193
Accrued interest due to related party	1,462,975	1,364,548
Accrued compensation	309,180	(488,641)
Accrued other liabilities	(55,444)	817,148
Income taxes payable	(248,525)	260,649
Deferred revenue	3,354	156,486

Net cash provided by (used in) operating activities	4,724,215	(1,244,315)
Cash flows from investing activities:
Purchase of fixed assets	(665,916)	(244,571)
Proceeds from sale of assets	1,555,525	21,500

Net cash provided by (used in) investing activities	889,609	(223,071)
Cash flows from financing activities:
Net (payments) borrowings on line of credit	(2,160,000)	2,331,000
Proceeds from sale of noncontrolling interest in subsidiary	—	28,000
Distributions to noncontrolling interest	(147,880)	—
Repayment of related party debt	(500,000)	—
Repayment of debt	(1,127,796)	(505,657)
Repurchase of stock options outstanding	(216,200)	—

Net cash (used in) provided by financing activities	(4,151,876)	1,853,343
Effect of exchange rate changes on cash	32,138	(33,949)

Net increase in cash	1,494,086	352,008
Cash, beginning of period	1,829,429	2,356,534

Cash, end of period	$3,323,515	$2,708,542

The accompanying notes are an integral part of these condensed consolidated financial statements.

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Changes in Stockholders’ Deficit and Comprehensive Loss

	Homeland Security Capital Corporation Shareholders
					Additional
				Additional	Paid-In			Accumulated		Total
	Preferred	Common Stock		Paid-In	Capital -	Treasury	Accumulated	Comprehensive	Noncontrolling	Stockholders’
	Stock	Shares Issued	Amount	Capital	Warrants	Stock	Deficit	Loss	Interest	(Deficit)
Balance, July 1, 2010	$14,225,110	51,624,725	$51,625	$55,297,972	$272,529	$(250,000)	$(70,509,227)	$(301,153)	$153,934	(1,059,210)
Amortization of Series H warrants	11,043	—	—	—	—	—	(11,043)	—	—	—
Dividends on Series H and Series I	—	—	—	—	—	—	(1,191,228)	—	—	(1,191,228)
Value of vested stock options	—	—	—	24,449	—	—	—	—	—	24,449
Preferred stock converted	(86,000)	2,866,724	2,867	83,133	—	—	—	—	—	—
Reduction in value of securities available for sale	—	—	—	—	—	—	—	(110,825)	—	(110,825)
Realization of impairment in value of securities available for sale	—	—	—	—	—	—	—	263,210	—	263,210
Liquidating distribution of noncontrolling interest	—	—	—	—	—	—	—	—	(147,880)	(147,880)
Repurchase of stock options	—	—	—	(216,200)	—	—	—	—	—	(216,200)
Currency translation	—	—	—	—	—	—	—	32,138	—	32,138
Net income	—	—	—	—	—	—	779,571	—	217,648	997,219

Balance, March 31, 2011	$14,150,153	54,491,449	$54,492	$55,189,354	$272,529	$(250,000)	$(70,931,927)	$(116,630)	$223,702	(1,408,327)

The accompanying notes are an integral part of these condensed consolidated financial statements.

HOMELAND SECURITY CAPITAL CORPORATION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
March 31, 2011
1. Organization and Basis of Presentation of Unaudited Interim Financial Statements.
Organization
Homeland Security Capital Corporation (the “Company” or the “Holding Company”) is an international provider of specialized technology-based radiological, nuclear, environmental, disaster relief and electronic security solutions to government and commercial customers. We are engaged in the strategic acquisition, operation, development and consolidation of companies operating in the chemical, biological, radiological, nuclear and explosive (“CBRNE”) incident response and security marketplace within the homeland security industry. We are focused on creating long-term shareholder value by taking a controlling interest in and developing our subsidiary companies through superior management, operations, marketing and finance. We operate businesses that provide products and services solutions, growing organically and by acquisitions. The Company targets emerging companies that are generating revenues but face challenges in scaling their businesses to capitalize on opportunities in the aforementioned industry sectors.
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three and nine months ended March 31, 2011 are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 2011.
The condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Safety & Ecology Holdings Corporation (“Safety”) (including Safety’s wholly-owned United Kingdom subsidiary Safety and Ecology Corporation Limited and majority owned subsidiary Radcon Alliance, LLC) and majority owned subsidiaries Nexus Technologies Group, Inc. (“Nexus”) and Polimatrix, Inc. (“PMX”). The Company controls each of the subsidiary boards of directors and provides extensive advisory services to the subsidiaries. Accordingly, the Company believes it exercises sufficient control over the operations and financial results of each company and consolidates the results of operations. All intercompany balances and transactions have been eliminated.
Reclassifications — Certain prior period balances have been reclassified to conform with the current period presentation.
Recent Accounting Pronouncements
In December 2010, the FASB issued Accounting Standards Updates (“ASUs”) No. 2010-28, Intangibles — Goodwill and Other (Topic 350). This ASU gives guidance on when to perform step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts (a consensus of the FASB Emerging Issues Task Force). This guidance was effective immediately and did not have a material effect on the financial position, results of operations, or cash flows of the Company.
In August 2010, the FASB issued ASU No. 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules Amendments to SEC Paragraphs Pursuant to Release No. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies (SEC Update) and No. 2010-22, Accounting for Various Topics—Technical Corrections to SEC Paragraphs (SEC Update). Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing (Topic 470). Both of these ASUs amend, clarify and update various SEC rules, schedules, forms, timing and previous codified financial reporting policies. This guidance will be effective as of July 1, 2011 and is not expected to have a material effect on the financial position, results of operations, or cash flows of the Company.

2. Fair Value Measurements
The Company follows Topic 820 — Fair Value Measurements and Disclosures (“FASB ASC 820”), which, among other things, requires enhanced disclosures about assets and liabilities carried at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). We utilize market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. We primarily apply the market approach for recurring fair value measurements and attempt to utilize the best available information. FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and lowest priority to unobservable inputs (level 3 measurement). The three levels of fair value hierarchy are as follows:
Level 1 — Quoted prices are available in active markets for identical assets or liabilities as of the reporting date.
Level 2 — Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3 — Unobservable inputs for the asset or liability.
As of September 30, 2010, the Company reduced the carrying value of its securities available for sale in Vuance, Ltd (692,058 ordinary shares of Vuance, Ltd; OTCQB — VUNCF, the “Vuance Shares”) to zero as a result of inactive and illiquid markets for the Vuance Shares. The Company does not believe the quoted prices represent the actual value appurtenant to Vuance Shares. Consequently, the Company regards the value of the Vuance Shares available for sale as permanently impaired and has recorded a loss in the amount of $263,210 for the nine month period ended March 31, 2011.
Additionally, as of March 31, 2011, the Company reduced the carrying value of its securities available for sale in Ultimate Escapes, Inc. (NYSE Amex: UEI; formerly known as Secure America Acquisition Corporation, or “SAAC;” referred to herein as “UEI”) as a result of inactive and illiquid markets and filing for bankruptcy protection by UEI on September 20, 2010. The Company is the beneficial owner of 40,912 shares of common stock of UEI through its membership interests in Secure America Acquisition Holdings, LLC (“SAAH”). Accordingly, the Company considers its investment in SAAH’s membership units permanently impaired and has recorded a loss in the amount of $45,004 for the period ended March 31, 2011.
3. Income Taxes
The Company has not recorded any federal income tax expense or benefit for the three and nine months ended March 31, 2011, mainly due to available federal net operating loss carryforwards. The Company has recorded an income tax valuation allowance equal to the benefit of any deferred tax asset because of the uncertain nature of realization.
The Company has recorded $38,814 and $368,931 for the three and nine month periods ending March 31, 2011, respectively, in state income tax expense for certain of the jurisdictions in which it operates.
4. Stock Options
Stock Options Awarded Under the 2005 Plan
There are 7,200,000 shares of common stock reserved for issuance upon exercise of options under the Company’s 2005 stock option plan (the “2005 Plan”). Of these options, 6,800,000 were previously granted at strike prices ranging from $0.08 to $0.17 and at March 31, 2011, all granted options have vested. During the three and nine month periods ending March 31, 2011, no options under the 2005 Plan were granted and at March 31, 2011, there were 400,000 options available for award under the 2005 Plan. There have been no exercises of vested options under the 2005 Plan.
Stock Options Awarded Under the 2008 Plan
There are 75,000,000 shares of common stock reserved for issuance upon exercise of options under the Company’s 2008 stock option plan (the “2008 Plan”). Of these options, 73,850,000 were previously granted at a strike price of $0.05. Of the options granted, 73,750,000 have fully vested, 33,360 have been exercised and 66,640 have been forfeited through March 31, 2011. During the three and nine month periods ending March 31, 2011, no options under the 2008 Plan were granted and at March 31, 2011, there are 1,216,640 options available for award under the 2008 Plan. There have been no exercises of vested options under the 2008 Plan.

Stock Options Awarded Outside of the 2005 Plan and the 2008 Plan
The Company granted 2,760,000 options to three directors and one consultant outside of the 2005 Plan and the 2008 Plan at strike prices ranging from $0.12 to $0.17. All of these options have vested through March 31, 2011. There have been no exercises of these options.
Additional information about the Company’s stock option plans is summarized below:

	March 31, 2011			June 30, 2010
		Weighted Average			Weighted Average
		Exercise	Grant Date		Exercise	Grant Date
	Options	Price	Fair Value	Options	Price	Fair Value
Outstanding at beginning of period	83,310,000	$0.056	$0.044	75,669,374	$0.057	$0.049
Granted	—	—	—	—	—	—
Rescinded (Exercised)	—	—	—	7,640,626	0.050	0.036
Forfeited	—	—	—	—	—	—

Outstanding at end of period	83,310,000	$0.056	$0.044	83,310,000	$0.056	$0.044

Options exercisable at end of period	83,310,000	$0.056	$0.044	83,310,000	$0.056	$0.044

The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: risk-free interest rate of between 4.0% and 4.95%, volatility between 60% and 456% and expected lives of ten years. All options granted have a maximum three year service period.
Not included in the table above, but included in consolidated compensation expense, are options issued by our subsidiaries to purchase shares of the subsidiaries’ common stock in the future or accept cash settlements in exchange for the increased value of any vested subsidiary options. Compensation expense for these options is calculated by comparing our subsidiaries to comparable publicly traded companies in their industry for stock volatility purposes and using the Black-Scholes option-pricing model.
On February 1, 2011 and March 9, 2011, Safety purchased from its current and former employees, all of the outstanding options (which at those dates were fully vested) originally granted under the Safety 2008 Employee Option Plan (the “Plan”) for a total amount of $1,003,000. The total amount of the purchase price is included in compensation expense for the three months ended March 31, 2011.
5. Business Segments
The Company analyzes its assets, liabilities, cash flows and results of operations by operating unit or subsidiary. In the case of our subsidiary companies, the Company relies on local management to analyze each of its controlled subsidiaries and report to us based on a consolidated entity. As a result, the Company will make its financial decisions based on the overall performance of its direct subsidiaries. Our subsidiaries derive their revenues and cash flow from different activities, (i) engineering and environmental remediation services in the case of Safety, (ii) design, installation and maintenance of electronic security systems in the case of Nexus, and (iii) sales of radiological detection products and services in the case of PMX.

The following tables reflect the Company’s segments for the three and nine month periods ended March 31, 2011 and 2010, without regard to minority interests:

For the Three Months Ended March 31, 2011
Homeland Security	Holding	Services	Services	Products
Capital Corporation -	Company	Company	Company	Company
Consolidated	(HSCC)	(Safety)	(Nexus)	(PMX)	Consolidated

Revenues	$—	$23,351,175	$1,289,410	$—	$24,640,585
Gross margin	—	4,635,067	68,977	—	4,704,044
Operating expenses	420,303	4,028,471	362,643	61	4,811,478
Other income (expense) — net	(277,526)	(67,962)	(147,765)	—	(493,253)
Income tax benefit (expense)	23,976	(115,830)	53,040	—	(38,814)
Net income (loss)	(673,853)	422,804	(388,391)	(61)	(639,501)
Current assets	1,608,359	23,350,285	3,121,974	4,642	28,085,260

Total assets	1,178,952	31,683,519	3,422,543	4,642	36,289,656
Interest expense	492,288	7,962	1,736	—	501,986
Depreciation expense	—	263,815	21,144	—	284,959
Capital expenditures	—	198,431	991	—	199,422

For the Three Months Ended March 31, 2010
Homeland Security	Holding	Services	Services	Products
Capital Corporation -	Company	Company	Company	Company
Consolidated	(HSCC)	(Safety)	(Nexus)	(PMX)	Consolidated

Revenues	$—	$20,898,415	$2,514,583	$271,206	$23,684,204
Gross margin	—	4,901,978	837,732	10,755	5,750,465
Operating expenses	662,340	2,807,960	237,915	4,366	3,712,581
Other income (expense) — net	(663,900)	(58,731)	4,219	—	(718,412)
Income tax benefit (expense)	554,659	(628,478)	—	—	(73,819)
Net income (loss)	(771,581)	1,406,809	604,036	6,389	1,245,653
Current assets	71,124	21,887,136	4,345,527	369,966	26,673,753

Total assets	683,680	31,805,154	4,587,446	369,966	37,446,246
Interest expense	492,904	63,338	1,428	—	557,670
Depreciation expense	—	465,967	17,407	—	483,374
Capital expenditures	—	80,687	22,350	—	103,037

For the Nine Months Ended March 31, 2011
Homeland Security	Holding	Services	Services	Products
Capital Corporation -	Company	Company	Company	Company
Consolidated	(HSCC)	(Safety)	(Nexus)	(PMX)	Consolidated

Revenues	$—	$72,605,661	$5,301,091	$—	$77,906,752
Gross margin	—	14,174,653	1,094,890	—	15,269,543
Operating expenses	1,558,922	9,583,923	905,050	2,895	12,050,790
Other income (expense) — net	(1,141,188)	(267,943)	(443,472)	—	(1,852,603)
Income tax benefit (expense)	1,230,986	(1,587,657)	(12,260)	—	(368,931)
Net income (loss)	(1,469,124)	2,735,130	(265,892)	(2,895)	997,219
Current assets	1,608,359	23,350,285	3,121,974	4,642	28,085,260

Total assets	1,178,952	31,688,519	3,422,543	4,642	36,289,656
Interest expense	1,476,863	79,914	7,193	—	1,563,970
Depreciation expense	—	841,781	63,886	—	905,667
Capital expenditures	—	627,165	38,751	—	665,916

For the Nine Months Ended March 31, 2010
Homeland Security	Holding	Services	Services	Products
Capital Corporation -	Company	Company	Company	Company
Consolidated	(HSCC)	(Safety)	(Nexus)	(PMX)	Consolidated

Revenues	$—	$61,330,769	$7,806,586	$1,968,706	$71,106,061
Gross margin	—	12,300,454	2,688,018	78,655	15,067,127
Operating expenses	1,825,382	8,411,862	786,777	27,065	11,051,086
Other income (expense) — net	(1,747,199)	(186,322)	(5,513)	—	(1,939,034)
Income tax benefit (expense)	1,122,433	(1,398,536)	—	—	(276,103)
Net income (loss)	(2,450,148)	2,303,734	1,895,728	51,590	1,800,904
Current assets	71,124	21,887,136	4,345,527	369,966	26,673,753

Total assets	683,680	31,805,154	4,587,446	369,966	37,446,246
Interest expense	1,366,425	165,936	6,086	—	1,538,447
Depreciation expense	—	1,454,266	51,295	—	1,505,561
Capital expenditures	—	205,869	97,972	—	303,841
6. Income (Loss) Per Share
The basic income (loss) per share was computed by dividing the net income or loss applicable to the Company’s common stockholders by the weighted average shares of common stock outstanding during each period.
Diluted earnings per share are computed using outstanding shares of common stock plus the outstanding shares of preferred stock, common stock options and warrants that can be exercised or converted, as applicable, into Common Stock. Diluted earnings per share are not indicated for the three and nine month periods ended March 31, 2011 because the market price of the Company’s common stock, when using the treasury method, indicates that conversions or exercises would not be prudent, as the shares of preferred stock and common stock options and warrants are “out of the money.” Diluted earnings per share are not indicated for the nine month period ending March 31, 2010 because this period indicates a loss and the computation would be anti-dilutive.
The reconciliations of the basic and diluted (loss) income Per Share for the (loss) income attributable to the Company’s shareholders are as follows:

	Three Months Ended March 31,		Nine Months Ending March 31,
	2011	2010	2011	2010

Basic and Diluted (Loss) Earnings Per Share:
(Loss) Income (Numerator)	$(717,217)	$1,121,210	$779,571	$1,570,764
Less: Series H Preferred Stock beneficial conversion feature	(3,681)	(3,681)	(11,043)	(11,043)
Less: Preferred stock dividends	(390,546)	(393,534)	(1,191,228)	(1,198,093)

Loss attributable to common stockholders	$(1,111,444)	$723,995	$(422,700)	$361,628

Shares (Denominator)
Weighted-average number of common shares:
Basic	54,491,449	48,864,440	53,664,912	51,823,026
Diluted	54,491,449	787,615,123	53,664,912	790,573,709

Earnings Per Common Share
Basic (loss) earnings per share	$(0.02)	$0.01	$(0.01)	$0.01

Diluted (loss) earnings per share	$(0.02)	$0.00	$(0.01)	$0.00

7. Cash Flows
Supplemental disclosure of cash flow information for the nine month periods ending March 31, 2011 and 2010, are as follows:

	Nine Months Ended March 31,
	2011	2010

Cash paid during the period for:
Interest	$587,107	$172,022
Taxes	431,168	6,947

Supplemental disclosure for noncash investing and financing activity:
Temporary impairment of value of securities available for sale	$—	$(90,046)
Dividends accrued on Preferred Stock	1,191,228	1,198,093
Dividends recognized from beneficial conversion feature	11,043	11,043
Conversion of Series H Preferred Stock	(86,000)	—
Equipment purchased under capital leases	63,452	87,469
8. Related Party Transactions
Safety leases approximately 21,000 square feet of office space from a company controlled by our President. The Company recognized rent expense under this agreement of $86,006 and $258,018 during the three and nine month periods ending March 31, 2011 and 2010, respectively.
On June 1, 2007, the Company loaned $500,000 to SAAH, an entity controlled by two of our directors, and the initial stockholder and founder of SAAC. SAAC was formed for the purpose of acquiring, or acquiring control of, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, one or more domestic or international operating businesses. SAAH, in turn, loaned the $500,000 to SAAC. SAAC ultimately consummated its initial business combination with UEI. The loan is evidenced by a note bearing 5% interest per annum and is due on or before May 31, 2011, with no prepayment penalties. The loan is guaranteed in its entirety by our Chairman and Chief Executive Officer. The Company expected repayment of the loan from the proceeds of the sale by SAAH of its founder warrants and ultimately by UEI. On September 20, 2010, UEI filed for bankruptcy protection. At March 31, 2011 and 2010, the balance of the note, including interest, was $444,515 and $426,015, respectively. Interest income related to this note was $4,562 and $13,888 for each of the three and nine month periods ended March 31, 2011 and 2010, respectively. Our Chairman and Chief Executive Officer has the ability to satisfy any obligations under this note and is in discussions with our Board of Directors on repayment options.
9. Continuing Operations
These financial statements have been prepared on a going concern basis which contemplates the realization of assets and the payment of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern it may be unable to realize the carrying value of its assets and to meet its liabilities.
The Company has related party debt totaling $19,232,753 which is due July 15, 2011. If the Company is unable to repay its debt or extend repayment terms, the Company may cease operations. The primary source of financing for the Company since its inception has been through the issuance of equity and debt securities. As of March 31, 2011, the Company has negative working capital of $4,735,670 and stockholders’ deficit of $1,451,479. The Company had net income attributable to common stockholders of $779,571 for the nine month period ended March 31, 2011. Management recognizes that it will be necessary to continue to generate positive cash flow from operations, gain availability to other sources of capital, and or extend related party debt terms or possibly sell one or more of its subsidiaries to continue as a going concern. In addition, Management continues to implement measures to increase profitability in operations and reduce certain operating expenses.

Report of Independent Registered Public Accounting Firm
Board of Directors and Stockholders
Homeland Security Capital Corporation
We have audited the accompanying consolidated balance sheets of Homeland Security Capital Corporation and subsidiaries (the “Company”) as of June 30, 2010 and 2009, and the related consolidated statements of operations, stockholders’ deficit and comprehensive loss, and cash flows for each of the years in the two-year period ended June 30, 2010. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Homeland Security Capital Corporation and subsidiaries as of June 30, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2010 in conformity with accounting principles generally accepted in the United States of America.
/s/ Coulter & Justus, P.C.
Knoxville, Tennessee
September 27, 2010

BALANCE SHEETS
HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets

	June 30
	2010	2009
Assets:
Cash	$1,829,429	$2,356,534
Marketable fixed income securities	872,427	—
Accounts receivable — net	16,764,897	13,425,804
Cost in excess of billings on uncompleted contracts	7,333,931	3,937,086
Other current assets	447,925	613,348

Total current assets	27,248,609	20,332,772

Fixed assets — net	1,129,885	4,398,833
Equipment held for sale	1,455,142	—
Deferred financing costs — net	8,000	386,210
Notes receivable — related party	430,627	412,127
Securities available for sale	110,826	193,945
Other non-current assets	336,499	319,516
Intangible assets — net	346,814	391,372
Goodwill	6,403,982	6,403,982

Total assets	$37,470,384	$32,838,757

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$8,457,186	$10,003,336
Line of credit	—	512,000
Current portion of long term debt	536,025	735,016
Current portion of long term debt — related party	500,000	—
Notes payable — related party	—	50,110
Accrued compensation	2,568,857	2,664,662
Accrued other liabilities	436,906	593,241
Billings in excess of costs on uncompleted contracts	1,027,500	1,022,125
Income taxes payable	551,941	—
Current portion of deferred revenue	85,327	59,636

Total current liabilities	14,163,742	15,640,126

Line of credit	2,162,000	—
Long term debt — related party, less current maturities	17,755,890	16,365,001
Long term debt, less current maturities	688,593	1,421,272
Long term deferred revenue, less current portion	124,667	—
Dividends payable	3,464,934	1,869,107

Total liabilities	38,359,826	35,295,506

Warrants Payable — Series H Preferred Stock	169,768	169,768

Stockholders’ Deficit
Homeland Security Capital Corporation stockholders’ deficit:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, 1,559,985 and 1,918,080 shares issued and outstanding, respectively	14,225,110	14,261,207
Common stock, $0.001 par value, 2,000,000,000 shares authorized, 51,624,725 and 53,270,160 shares issued and 48,054,294 and 49,699,729 shares outstanding, respectively	51,625	53,270
Additional paid-in capital	55,297,972	54,131,548
Additional paid-in capital — warrants	272,529	272,529
Treasury stock — 3,570,431 shares at cost	(250,000)	(250,000)
Accumulated deficit	(70,509,228)	(70,817,549)
Accumulated comprehensive loss	(301,153)	(141,591)

Total Homeland Security Capital Corporation stockholders’ deficit	(1,213,145)	(2,490,586)

Noncontrolling interest	153,935	(135,931)

Total stockholders’ deficit	(1,059,210)	(2,626,517)

Total liabilities and stockholders’ deficit	$37,470,384	$32,838,757

The accompanying notes are an integral part of these consolidated financial statements.

STATEMENTS OF OPERATIONS
HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

	Years Ended June 30,
	2010	2009
Net contract revenue	$97,899,868	$80,839,347

Contract costs	77,807,174	69,156,496

Gross profit on contracts	20,092,694	11,682,851

Operating expenses:
Marketing	278,298	308,499
Personnel	7,976,068	8,881,940
Insurance and facility costs	718,484	683,224
Rent expense to related party	344,000	344,000
Travel and transportation	436,749	502,888
Other operating costs	609,533	939,776
Depreciation and amortization	1,374,456	1,285,756
Amortization of intangible assets	44,558	106,250
Professional services	1,120,406	711,776
Administrative costs	1,396,686	1,253,394

Total operating expenses	14,299,238	15,017,503

Operating income (loss)	5,793,456	(3,334,652)
Other (expense) income:
Interest expense	(235,160)	(294,810)
Interest expense to related party	(1,858,750)	(1,717,181)
Amortization of debt discounts and offering costs	(412,263)	(552,943)
Currency loss	(59,085)	(405,821)
Impairment losses	(530,264)	(3,317,837)
Other income	73,033	92,597

Total other expense	(3,022,489)	(6,195,995)

Income (loss) before income taxes	2,770,967	(9,530,647)
Income tax expense	(590,230)	—

Net income (loss)	2,180,737	(9,530,647)

Less: Net (income) loss attributable to noncontrolling interests	(261,864)	74,180

Net income (loss) attributable to Homeland Security Capital Corporation stockholders	1,918,873	(9,456,467)
Less preferred dividends and other beneficial conversion features associated with preferred stock issuance	(1,610,551)	(2,082,998)

Net income (loss) attributable to common stockholders of Homeland Security Capital Corporation	$308,322	$(11,539,465)

Income (loss) per common share attributable to Homeland Security Capital Corporation stockholders — basic and diluted
Basic	$0.01	$(0.24)

Diluted	$0.00	$(0.24)

Weighted average shares outstanding —
Basic	51,291,270	47,664,614

Diluted	699,666,666	47,664,614

The accompanying notes are an integral part of these consolidated financial statements.

STATEMENTS OF CASH FLOWS

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Years Ended June 30,
	2010	2009
Cash flows from operating activities:
Net income (loss)	$2,180,737	$(9,530,647)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Purchase of marketable fixed income securities	(1,656,471)	—
Sales of marketable fixed income securities	784,044	—
Share-based compensation expense	1,075,625	2,150,773
Stock issued for services	38,333	—
Depreciation	1,863,333	1,842,723
Amortization of intangibles	44,558	106,250
Loss on disposal of assets	9,630	5,843
Impairment losses on securities available for sale	104,997	3,317,837
Impairment loss on equipment held for sale	425,267	—
Write off of note receivable — related party	—	90,400
Amortization of debt offering costs and discounts	412,263	552,943
Accrued interest on notes receivable — related parties	(18,500)	—
Accrued interest due to related parties	1,856,836	1,799,291
Changes in operating assets and liabilities:
Accounts receivable	(3,339,093)	(1,448,066)
Costs in excess of billings on uncompleted contracts	(3,396,845)	1,722,131
Other assets	43,443	(514,004)
Accounts payable	(1,546,149)	3,801,201
Billings in excess of costs on uncompleted contracts	5,375	197,723
Accrued compensation	(95,805)	295,263
Accrued other liabilities	(156,335)	(238,967)
Income taxes payable	551,941	—
Deferred revenue	150,358	16,472

Net cash provided by operating activities	(662,458)	4,167,166
Cash flows from investing activities:
Purchase of fixed assets	(383,206)	(741,008)
Proceeds from sale of assets	29,481	45,141
Investment in equity of subsidiaries	—	(113,403)
Investment received for noncontrolling interest of subsidiary	28,000	—

Net cash used in investing activities	(325,725)	(809,270)
Cash flows from financing activities:
Net borrowings (payments) on line of credit	1,650,000	(1,853,935)
Debt offering costs	—	(50,000)
Repayments of debt	(1,062,369)	(647,333)
Proceeds from notes payable — related parties	—	50,000
Repayment of notes payable — related parties	(50,110)	(1,608,247)

Net cash provided by (used in) financing activities	537,521	(4,109,515)
Effect of exchange rate changes on cash	(76,443)	(74,204)

Net decrease in cash	(527,105)	(825,823)
Cash, beginning of year	2,356,534	3,182,357

Cash, end of year	$1,829,429	$2,356,534

The accompanying notes are an integral part of these consolidated financial statements.

STATEMENTS OF STOCKHOLDERS’ EQUITY
HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholders’ Deficit and Comprehensive Loss

	Homeland Security Capital Corporation Shareholders
					Additional
				Additional	Paid-In			Accumulated		Total
	Preferred	Common Stock		Paid-In	Capital —	Treasury	Accumulated	Comprehensive	Noncontrolling	Stockholders’
	Stock	Shares Issued	Amount	Capital	Warrants	Stock	Deficit	Loss	Interest	(Deficit)
Balance, July 1, 2008
As previously reported	$12,346,482	48,846,244	$48,846	$51,385,199	$148,652	$—	$(59,339,836)	$(1,521,971)	$—	$3,067,372
Adjustment for adoption of FASB ASC 810							61,750		(61,750)	—

Balance, July 1, 2008 as restated	12,346,482	48,846,244	48,846	51,385,199	148,652	—	(59,278,086)	(1,521,971)	(61,750)	3,067,372
Amortization of Series H warrants	14,725	—	—	—	—	—	(14,725)	—	—	—
Purchase of treasury stock	—	—	—	—	—	(250,000)	—	—	—	(250,000)
Dividends on Series H and Series I	—	—	—	—	—	—	(1,468,272)	—	—	(1,468,272)
Value of vested stock options	—	—	—	1,929,577	—	—	—	—	—	1,929,577
Stock options exercised	—	4,423,916	4,424	216,772	—	—	—	—	—	221,196
Reduction in value of securities available for sale	—	—	—	—	—	—	—	(1,863,253)	—	(1,863,253)
Realization of impairment in value of securities available for sale	—	—	—	—	—	—	—	3,317,837	—	3,317,837
Value of Series I shares released from escrow	1,900,000	—	—	600,000	123,877	—	(600,000)	—	—	2,023,877
Currency translation	—	—	—	—	—	—	—	(74,204)	—	(74,204)
Net loss	—	—	—	—	—	—	(9,456,467)	—	(74,180)	(9,530,647)

Balance, June 30, 2009	14,261,207	53,270,160	53,270	54,131,548	272,529	(250,000)	(70,817,550)	(141,591)	(135,930)	(2,626,517)
Dividends on Series H and Series I	—	—	—	—	—	—	(1,595,826)	—	—	(1,595,826)
Amortization of Series H warrants	14,724	—	—	—	—	—	(14,724)	—	—	—
Conversion of Series G to common	(35,808)	1,611,360	1,612	34,196	—	—	—	—	—	—
Conversion of Series H to common	(15,013)	500,010	500	14,513	—	—	—	—	—	—
Value of vested stock options	—	—	—	1,075,625	—	—	—	—	—	1,075,625
Rescission of option exercise	—	(4,405,720)	(4,406)	4,406	—	—	—	—	—	—
Issuance of stock for services		648,915	649	37,684	—	—	—	—	—	38,333
Noncontrolling interest’s investment in subsidiary	—	—	—	—	—	—	—	—	28,000	28,000
Decrease in value of securities available for sale	—	—	—	—	—	—	—	(83,119)	—	(83,119)
Currency translation	—	—	—	—	—	—	—	(76,443)	—	(76,443)
Net income	—	—	—	—	—	—	1,918,873	—	261,864	2,180,737

Balance, June 30, 2010	$14,225,110	51,624,725	$51,625	$55,297,972	$272,529	$(250,000)	$(70,509,227)	$(301,153)	$153,934	$(1,059,210)

The accompanying notes are an integral part of these consolidated financial statements.

HOMELAND SECURITY CAPITAL CORPORATION AND SUBSIDIARIES
Notes to Consolidated Financial Statements
1. Organization and Nature of Business
Homeland Security Capital Corporation (together with any subsidiaries shall be referred to as the “Company,” “we,” “us” and “our”) is a consolidator of companies providing specialized technology-based radiological, nuclear, environmental disaster relief and technology driven electronic security solutions to government and commercial customers within the fragmented homeland security industry. We are focused on creating long-term value by taking a controlling interest in and developing our subsidiary companies through superior operations and management. We intend to operate businesses that provide homeland security products and services solutions, growing organically and by acquisitions. The Company is targeting emerging companies that are generating revenues but face challenges in scaling their businesses to capitalize on homeland security opportunities.
The Company was incorporated in Delaware in August 1997 under the name “Celerity Systems Inc.” In December 2005, the Company amended its Certificate of Incorporation to change its name to “Homeland Security Capital Corporation.”
The Company owns 93% of Nexus Technologies Group, Inc. (“Nexus”) and its wholly owned subsidiary Corporate Security Solutions, Inc. (“CSS”). Nexus provides integrated electronic security systems for the commercial and government security markets, through engineering, design and installation of open-ended technologically advanced applications.
The Company has a US-based joint venture with Polimaster, Inc., an Arlington, Virginia company involved in the field of nuclear and radiological detection and isotope identification. The joint venture operates as Polimatrix, Inc. (“PMX”) and is owned 51% by the Company. PMX uses technology licensed from Polimaster, Inc. in the development and sale of hand-held, networked detection devices intended to be sold to government and commercial customers.
On March 13, 2008, the Company, entered into a merger agreement with Safety & Ecology Holdings Corporation (“Safety”) and certain persons named therein whereby the Company acquired 100% of Safety. Safety, through its subsidiaries, is a provider of global environmental, hazardous and radiological infrastructure remediation and advanced construction services in the United States and the United Kingdom. Safety’s main core business areas and service offerings include: (1) decommissioning and remediation environmental and remedial consultancy services, (2) environmental and consultancy services, (3) nuclear energy design, build, refurbishment and operational support services; and (4) instrumentation and measurement technologies.
The Company owns a majority of the outstanding capital stock of its subsidiaries controls each of the subsidiary boards of directors and provides extensive management and advisory services to the subsidiaries. Accordingly, the Company believes it exercises sufficient control over the operations and financial results of each company and consolidates the results of operations, eliminating minority interests when such minority interests have a basis in the consolidated entity.
2. Summary of Significant Accounting Policies
Fiscal Year-End — The Company’s fiscal year ends on June 30. During 2010, Safety changed its year end from June 30 to the Sunday closest to June 30 (June 27 in 2010). All references in these consolidated financial statements refer to the fiscal year end (June 30), unless otherwise specified.

Principles of Consolidation — The consolidated financial statements include the accounts of Homeland Security Capital Corporation and wholly owned subsidiary Safety (including Safety’s wholly owned United Kingdom subsidiary SECL and majority owned subsidiary Radcon Alliance, LLC) and majority owned subsidiaries Nexus (including its wholly owned subsidiary CSS) and PMX. All significant inter-company transactions and balances have been eliminated in consolidation. In July 2009, the Company adopted FASB ASC Topic 810 “Noncontrolling Interest” (“FASB ASC 810”) (formerly known as FASB 160), which amends ARB 51 to establish accounting and reporting standards for noncontrolling interests in a subsidiary, FASB ASC 810 further clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported in the financial statements. Accordingly, the Company has included the noncontrolling subsidiary minority interests in the current year financial statements and adjusted the previous year periods for comparative presentation.
Foreign Operations — SECL, a United Kingdom corporation, which is wholly owned by Safety, has total assets of $214,137 and $622,804, total liabilities of $0 and $30,999 and a net loss of $254,317 and $662,234 as of and for the periods ending June 30, 2010 and 2009, respectively, which are included in the Company’s consolidated financial statements for those periods.
The financial statements of SECL are translated using exchange rates in effect at year-end for assets and liabilities and average exchange rates during the year for results of operations. The related translation adjustments are reported as a separate component of shareholders’ equity.
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments — The carrying amount of items included in working capital approximate fair value as a result of the short maturity of those instruments. The carrying value of the Company’s debt approximates fair value because it bears interest at rates that are similar to current borrowing rates for loans of comparable terms, maturity and credit risk that are available to the Company.

Revenue Recognition — The Company recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts. The Company considers revenue realized or realizable and earned when all of the following criteria are met:

(i)	persuasive evidence of an arrangement exists,

(ii)	the services have been rendered and all required milestones achieved,

(iii)	the sales price is fixed or determinable, and

(iv)	collectability is reasonably assured.

Revenues are derived primarily from services performed under time and materials and fixed fee contracts and products sold. Revenues and costs derived from fixed price contracts are recognized using the percentage of completion (efforts expended) method. Revenue and costs derived from time and material contracts are recognized when revenue is earned and costs are incurred. Revenue and costs based on sale of products are derived when the products have been delivered and accepted by the customer.

Deferred Revenue — Revenue from service contracts, for which the Company is obligated to perform, is recorded as deferred revenue and subsequently recognized over the term of the contract.
Contract costs include all direct labor, materials, and other non-labor costs and those indirect costs related to contract support, such as depreciation, fringe benefits, overhead labor, supplies, tools, repairs and equipment rental. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Because of inherent uncertainties in estimating costs, it is at least reasonably possible the estimates used will change within the near term.
The asset, “costs in excess of billings on uncompleted contracts”, represents revenues recognized in excess of billed amounts. The liability, “billings in excess of costs on uncompleted contracts”, represents billings in excess of revenues recognized.

Cash and Cash Equivalents - The Company considers all investments with a maturity of three months or less when purchased to be cash equivalents. Cash consists of cash on hand and deposits in banks. The Company has approximately $200,000 at risk for funds held in non-collateralized accounts subject to the Federal Deposit Insurance Corporation (FDIC) Guarantee.
Marketable Fixed-Income Securities — The Company owns shares of mutual funds which hold various marketable fixed income securities. The shares of the mutual funds are recorded at fair value based upon market prices. Realized and unrealized gains and losses are included in the consolidated statement of operations.
Recognition of Losses on Receivables - Trade accounts receivable are recorded at their estimated net realizable values using the allowance method. The Company generally does not require collateral from customers. Management periodically reviews accounts for collectability, including accounts determined to be delinquent based on contractual terms. An allowance for doubtful accounts is maintained at the level management deems necessary to reflect anticipated credit losses. When accounts are determined to be uncollectible, they are charged off against the allowance for bad debts. At June 30, 2010 and 2009 the Company had a consolidated bad debt allowance of $229,340 and $234,826, respectively.
Property and Equipment — Fixed assets are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the underlying assets, generally five years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful lives of the improvements or the term of the lease. Routine repair and maintenance costs are expensed as incurred. Costs of major additions, replacements and improvements are capitalized. Gains and losses from disposals are included in income. The Company periodically evaluates the carrying value by considering the future cash flows generated by the assets. Management believes that the carrying value reflected in the consolidated financial statements is fairly stated based on these criteria.
Debt Offering Costs — Debt offering costs are related to private placements and are amortized on a straight line basis over the term of the related debt, most of which is in the form of senior secured notes. Should there be an early extinguishment of the debt prior to the stated maturity date; the remaining unamortized cost is expensed. Amortization expense amounted to $378,210 and $504,869 in 2010 and 2009, respectfully. At June 30, 2010 all debt offering costs were fully amortized.
Investments in Assets Held for Sale — As of June 30, 2010 and 2009 the shares in Vuance Ltd. held by the Company were classified as assets held for sale. Under this classification, securities are carried at fair value (period end market closing prices) with unrealized gains and losses excluded from earnings and reported in a separate component of shareholder’s equity until the gains or losses are realized or a provision for impairment is recognized.
The table below reflects the value of our assets held for sale as of June 30, 2010 and 2009:

		Gross Unrealized	Recognized	Estimated
	Cost	Loss	Impairment Loss	Fair Value
June 30, 2010	$3,581,047	$152,384	$3,317,837	$110,826
June 30, 2009	$3,581,047	$69,265	$3,317,837	$193,945
Investment Valuation — Investments in equity securities are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market, are recorded at the lower of cost or a value determined in good faith by management and approved by the Board of Directors, based on assets and revenues of the underlying investee companies as well as the general market trends for businesses in the same industry. Because of the inherent uncertainty of valuations, managements estimates of the value of our investments may differ significantly from the values that would have been used had a ready market for the investment existed and the differences could be material. At June 30, 2010, the Company’s membership interests in Secure America Acquisition Holdings, LLC (“SAAH”) reflect the market value of the securities underlying the membership interests. (See Note 6 to the Consolidated Financial Statements)

Income Taxes — Deferred income taxes are provided using the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates as of the date of enactment.
When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination.
Interest and penalties associated with unrecognized tax benefits are classified as additional income taxes in the statement of income.
Stock Based Compensation — Share based payments are measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest and are reflected as compensation cost in the financial statements.
Valuation of Options and Warrants — The valuation of options and warrants granted to unrelated parties for services are measured as of the earlier of: (1) the date at which a commitment for performance by the counterparty to earn the equity instrument is reached, or (2) the date the counterparty’s performance is complete. The options and warrants will continue to be revalued in situations where they are granted prior to the completion of the performance.
Employee Benefit Plans - Safety has a 401(k) profit sharing plan covering substantially all its employees. Employees are allowed to make before-tax contributions to the plan, through salary reductions, up to the legal limits as described under the Internal Revenue Code. Any company match is discretionary. Safety contributed $332,307 and $516,078 to its plan during 2010 and 2009, respectively.
SECL, a wholly owned subsidiary of Safety, has a group stakeholder pension scheme for the benefit of its employees. The plan covers substantially all SECL employees and provides for SECL to contribute at least three percent of the eligible employee’s compensation to the plan. SECL contributed $582 and $4,549 to their plan during 2010 and 2009, respectively.
The holding company and Nexus both have salary deferral plans which allow each company to make a discretionary match to their plan. Neither the holding company nor Nexus made contributions to their plans during 2010 or 2009.

Recent Accounting Pronouncements
In October 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing (Topic 470). This Accounting Standards Update amends Subtopic 470-20, Debt with Conversion and Other Options and Subtopic 260-10, Earnings Per Share. This ASU requires that at the date of issuance of the shares in a share-lending arrangement entered into in contemplation of a convertible debt offering or other financing, the shares issued shall be measured at fair value and be recognized as an issuance cost, with an offset to additional paid-in capital. Further, loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs, at which time the loaned shares would be included in the basic and diluted earnings-per-share calculation. This ASU is effective for fiscal years beginning on or after December 15, 2009, and interim periods within those fiscal years for arrangements outstanding as of the beginning of those fiscal years. The Company is currently assessing the impact of this ASU on its consolidated financial statements.
In January 2010, the FASB issued Accounting Standards Update (“ASU”) 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update provides amendments to Subtopic 820-10 requiring new disclosures for transfers in and out of Level I and Level II fair value measurements by separately disclosing the amounts of significant transfers in and out of Level I and Level II fair value measurements and describes the reasons for the transfers. Also this update provides that a reporting entity should present separately information about purchases, sales, issuances and settlements (present information on a gross basis) in the reconciliation for fair value measurements using significant unobservable inputs (Level III). This update additionally provides for a level of disaggregation of fair value measurement disclosures for each set of assets and liabilities and requires a reporting entity to provide disclosures about valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall within either Level II or Level III. The new disclosures and clarifications of existing disclosures was effective for interim and annual reporting periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level III fair value measurements and has not had a material effect on the financial position, results of operations, cash flows of the Company or previous or current disclosures. The remaining disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Company does not expect this ASU to have a material effect on the financial position, results of operations or the cash flows of the Company.
Impairment of Long-Lived Assets — The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset.
Advertising — The Company follows the policy of charging the costs of advertising to expense as incurred. Expenses incurred were $278,298 and $443,402 in 2010 and 2009, respectively.
Net Earnings (Loss) Per Share — The Company computes basic earnings (loss) per share by dividing net income (loss) attributable to common stockholders, by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed by dividing net income attributable to common stockholders, by diluted weighted average shares outstanding. Potentially dilutive shares include the assumed exercise of stock options and warrants, the assumed conversion of preferred stock and the assumed vesting of stock option grants (using the treasury stock method), if dilutive.
Reclassifications — During the current year it was determined that transactions previously recognized as agent transactions are actual obligations of Safety and the revenues and related costs should have been recorded gross. As a result, $1,349,838 has been added to net contract revenue and contract costs for 2009. In addition, certain other prior year’s balances have been reclassified to conform to the current year presentation.

3. Fixed Assets, net
Cost and related accumulated depreciation of the fixed assets are as follows:

	June 30,
	2010	2009

Office equipment	$398,599	$382,293

Operating equipment	1,026,496	3,622,584

Computer equipment	2,166,648	1,951,472

Vehicles	930,706	908,124

Total cost	4,522,449	6,864,473

Less accumulated depreciation	(3,392,564)	(2,465,640)

Fixed assets, net	$1,129,885	$4,398,833

Depreciation expense was $1,863,333 (including $488,877 recorded in cost of contracts) in 2010 and $1,842,723 (including $556,970 recorded in cost of contracts) in 2009.
During 2010, Safety completed a contract and began to seek buyers for certain equipment used for the completed contract. The equipment has been classified as held for sale on the accompanying consolidated balance sheet at fair value and an impairment loss of $425,268 has been recognized on the accompanying consolidated statement of operations. Subsequent to June 30, 2010, the equipment was sold for approximately $1,550,000 and the related equipment note of $1,058,860 was satisfied with the proceeds from the sale.
4. Intangible Assets, net
The components of intangible assets derived from the acquisition of Safety consist of the following:

	June 30,
	2010	2009

Depreciable intangibles:

Non-compete agreements	$92,665	$92,665

Contracts	445,823	445,823

	538,488	538,488

Less accumulated amortization	(196,674)	(152,116)

	341,814	386,372

Non-depreciable intangibles

Trademarks	5,000	5,000

Total intangible assets, net of amortization	$346,814	$391,372

Amortization expense for intangibles was $44,558 and $106,250 in 2010 and 2009, respectively. Amortization expense for contracts, the only remaining amortizable intangible asset, is $44,558 for each of the next five years through June 30, 2015 and $119,024 in total thereafter.
5. Goodwill

Goodwill on acquisition is initially measured at cost being the excess of the cost of the business acquired including directly related professional fees over the Company’s interest in the net fair value of the identifiable assets, liabilities and contingent liabilities.

Following initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that the carrying amount may be impaired. The impairment review requires management to undertake certain judgments, including estimating the recoverable value of the business acquired, safety, to which the goodwill relates, based on either fair value less costs to sell or the value in use, in order to reach a conclusion on whether it deems the goodwill to be recoverable. Estimating the fair value less costs to sell is based on the best information available, and refers to the amount at which the business acquired could be sold in a current transaction between willing parties. The valuation methods are based on an earnings multiple approach. The earnings multiple approach uses transaction multiples, obtained from comparable businesses in the industry sector in which the acquired business operates. In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects management’s estimate of return on capital employed, which is subject to a value in use calculation.

Any impairment is recognized immediately in the income statement and is not subsequently reversed. At June 30, 2010 and 2009, all of the goodwill recorded by the Company is related to the acquisition of Safety. No goodwill impairment has been recognized in 2010 or in 2009.

6. Minority Interest in Ultimate Escapes, Inc.
The Company has indirectly acquired a minority equity interest in Ultimate Escapes, Inc., a luxury destination club (“UEI”) (OTCBB: ULEI; formerly known as Secure America Acquisition Corporation, or “SAAC”), as a result of the business combination between SAAC and Ultimate Escapes Holdings, LLC, which was consummated on October 29, 2009. Through its membership interests in Secure America Acquisition Holdings, LLC (“SAAH”), the Company is deemed to beneficially own 40,912 shares, or approximately 1.5% of the outstanding capital stock of UEI, at June 30, 2010, and is entitled to receive such shares of common stock in UEI upon the release of SAAH’s shares from escrow, which is expected in October 2010.
In addition to the Company’s ownership in SAAH, our Chief Executive Officer and Chairman beneficially owns 149,867 membership interests in SAAH, or approximately 50.5% of SAAH’s membership interests; our Chief Financial Officer beneficially owns 10,385 membership interests, or approximately 3.5% of SAAH’s membership interests; and two of our directors collectively beneficially own 15,735 membership interests in SAAH, or approximately 5.3% of SAAH’s membership interests.
Management of the Company believes it is appropriate to measure its investment in SAAH membership units at the current market price of UEI common shares, only if such measurement results in an impairment of the carrying value of its investment. Since the Company will not receive such shares until October 2010, management believes there is still uncertainty as to what market price might be achievable at the end of the escrow period and therefore has chosen to carry its investment in SAAH at the lower of its cost or current market price of the UEI common shares. During 2010, the Company recognized an impairment of $104,997 because the current market price of UEI was below its cost of $150,000. The membership interests are valued at $45,003 and $150,000 at June 30, 2010 and 2009, respectively and are included in the accompanying consolidated balance sheets. Subsequent to June 30, 2010 UEI filed bankruptcy. See Note 23 for further discussion.
7. Income Taxes
The Company and certain of its subsidiaries file income tax returns in the US and in various state jurisdictions. With few exceptions, the Company is no longer subject to US federal, state and local, or non-US income tax examinations by tax authorities for years before 2006.
The Internal Revenue Service (IRS) has not notified the Company of any scheduled examination of the Company’s US income tax returns for 2006 through 2009. As of September 27, 2010, the IRS has proposed no adjustments to the Company’s tax positions.
There are no amounts included in the balance at June 30, 2010 or 2009 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

It is the Company’s policy to recognize any interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. During 2010 and 2009, the Company recognized no interest or penalties.
The tax effects of temporary differences giving rise to the Company’s deferred tax assets (liabilities) are as follows:

	June 30,
	2010	2009
Deferred tax assets:
Net operating loss, capital loss and research credit carryforwards	$14,002,792	$16,332,874
Related party accruals	1,557,242	846,259
Allowance for doubtful accounts	87,526	89,915
Vacation and workers compensation	231,528	109,850
Impairment loss on assets held for sale	1,310,603	1,270,400
Other temporary differences	7,620	21,388
Valuation allowance	(16,574,871)	(17,714,926)

Total deferred tax assets	622,440	(955,760)

Deferred tax liabilities:
Depreciation and amortization expenses	(440,298)	(745,236)
Amortization of intangible assets	(130,874)	(147,945)
Other temporary differences	(51,268)	(62,579)

Total deferred tax liabilities	(622,440)	955,760

Net deferred tax assets	$—	$—

As a result of significant historical pretax losses, management cannot conclude that it is more likely than not that the deferred tax asset will be realized. Accordingly, a full valuation allowance has been established against the total net deferred tax asset. Prior to 2010, the Company’s income tax position had been that during the period ended June 30, 2008, the Company decreased its valuation allowance by $10,729,865 primarily due to loss limitations from a change in control of a subsidiary. As of June 30, 2010, the Company has made the determination that a change in control had not taken place and has restored the $10,729,865 valuation allowance previously reduced. The above reconciliation of deferred tax assets and liabilities has been restated for the year ended June 30, 2009 to reflect a change in position. Approximately $874,000 of the valuation allowance was allocated to reduce the goodwill of Safety, related to its acquisition. Because the benefit of the deferred tax assets offset any provision for income tax purposes, the entire provision for income tax expense represents amounts currently due state tax jurisdictions. The valuation allowance decreased by $1,140,055 to $16,574,871 in 2010 and increased by $3,006,453 to $6,985,061 in 2009 before the restatement discussed above.

The Company’s income tax provision (benefit) differs from that obtained by using the federal statutory rate of 35% as a result of the following:

	June 30,
	2010	2009

Federal income taxes at 34%	$942,129	$(3,335,726)
Effect of permanent differences	506,500	376,289
Other	(107,896)	—
State income tax	389,552	(47,016)
Change in valuation allowance — current year	(1,140,055)	3,006,453

Net income tax expense (benefit)	$590,230	$—

At June 30, 2010, the Company had an available net operating loss carryforward of approximately $41,184,682. This amount is available to reduce the Company’s future taxable income and expires in the years 2014 through 2028 as follows:

Year of	Capital Loss	NOL	Total
Expiration	Carryover	Carryover	Carryover

2014	$90,400	$—	$90,400
2017	—	3,171,774	3,171,774
2018	—	7,017,587	7,017,587
2019	—	5,878,720	5,878,720
2020	—	4,942,777	4,942,777
2021	—	4,434,157	4,434,157
2022	—	3,438,195	3,438,195
2023	—	14,695	14,695
2024	—	4,031,488	4,031,488
2025	—	1,055,115	1,055,115
2026	—	3,066,650	3,066,650
2027	—	2,415,265	2,415,265
2028	—	1,627,859	1,627,859

	$90,400	$41,094,282	$41,184,682

8. Long-Term Debt
The Company’s long term debt is as follows:

	June 30,
	2010	2009

Safety Promissory Note payable due in monthly installments of $38,296 including interest at 5.22% until March 20102 when the unpaid balance is due, collateralized by equipment with an original cost of $1,993,212. Repaid in its entirety subsequent to June 30, 2010. (See Note 3).	$1,058,860	$1,452,342

Safety Promissory Note payable due in monthly installments of $20,870 including interest at 5.85% until May 2011, when the unpaid balance is due, collateralized by equipment with an original cost of $648,000. Repaid in 2010.	—	576,693

Safety Revolving Line of Credit	2,162,000	512,000

Nexus vehicle purchase obligations, due in aggregate monthly installments of approximately $7,700 including interest at rates averaging approximately 6% until August 2014, collateralized by vehicles with an original cost of approximately $284,000	165,758	106,545

Other notes payable, repaid in 2010	—	20,708

Total notes payable	3,386,618	2,668,288
Less revolving line of credit	(2,162,000)	(512,000)
Less current portion of term debt	(536,025)	(735,016)

Long term portion	$688,593	$1,421,272

Safety maintains a bank line of credit, which has subsequent to June 30, 2010 been renewed through September 2011, and among other features includes:
(a) An $8,000,000 Revolving Line of Credit (duration of one year) available for working capital financing for Safety and all of its current and future subsidiaries including an inter-company facility for credit to foreign operations.
(b) A monthly borrowing base determination based upon domestic accounts receivable (availability at June 27, 2010 was approximately $5,838,000).
(c) Interest rate determined as the greater of LIBOR plus applicable margin in effect from time to time based on funded debt ratio to domestic EBITDA ratio and 3.00%. Margin range is 2.15% to 2.75% for an EBITDA ratio of over 2.25:1. Maximum ratio is 2.25:1.
(d) The ability to issue letters of credit in an aggregate principal amount not to exceed $4,000,000 subject to certain provisions.
(e) Requirement that consolidated net income of Safety and its subsidiaries shall not be less than $1 for each fiscal year and for each of the first three fiscal quarters of each fiscal year of Safety.
Principal maturities for the next five years as of June 30 are as follows:

2011	$536,025
2012	662,322
2013	24,655
2014	1,616

Total	$1,224,618

9. Related Party Senior Notes Payable
In June 2009 the Company entered into an agreement with YA extending the due date on its senior notes payable, and accrued interest, to YA from March 14, 2010 until October 1, 2010 with respect to $2,500,000 and April 1, 2011 for the balance of the principal and accrued interest through that date. In exchange for the extension agreement, the Company agreed to an increase in the interest rate, from 13% to 15%, on the senior notes payable and certain other debt due to YA, effective January 1, 2010, if the Company failed to secure a certain contract by March 2010. In December 2009, the Company was informed that it had been eliminated from the award process for this contract. Accordingly, the Company began recording interest expense at the increased rate effective January 1, 2010.
In September 2010, the Company entered into a debt extension agreement with YA to extend the due dates for all senior notes payable and all accrued interest to July 15, 2011. As part of the agreement, the Company agreed to prepay $500,000 of the accrued interest due at June 30, 2010. The table below reflects the elements of the Company’s outstanding senior notes payable.

	June 30,
	2010	2009

Senior Secured Notes Payable (the New Notes)	$6,310,000	$6,310,000
Senior Secured Notes Payable (the Exchange Notes)	6,750,000	6,750,000
Less debt discount	—	(34,053)
Debenture interest conversion note	878,923	878,923
Treasury stock purchase note	250,000	250,000
Accrued interest on above notes	4,066,967	2,210,131

Total notes payable	18,255,890	16,365,001
Less current portion of term debt	(500,000)	—

Long term portion	$17,755,890	$16,365,001

10. Convertible Preferred Stock
At June 30, 2010, the Company had three series of convertible preferred stock outstanding. The information below sets out certain information about each series.
Series F
On October 6, 2005, the Company issued 1,000,000 shares of Series F Convertible Preferred Stock, par value $0.01 per share (the “Series F Preferred Stock”), to YA, a related party, pursuant to a securities purchase agreement. Proceeds from the issuance amounted to $1,000,000 less costs of $154,277, or $845,723. The Series F Preferred Stock provides for preferential liquidating dividends at an annual rate of 12%. Also, the Series F Preferred Stock has a preferential liquidation amount of $0.10 per share or $100,000. The Series F Preferred Stock is convertible into shares of common stock at a conversion price equal to $0.10 per share, subject to availability. In 2005, the Company recorded a $1,000,000 dividend relative to the beneficial conversion feature. As of June 30, 2010, none of the Series F Preferred Stock has been converted into shares of common stock.
Series G
During 2010, 358,080 shares of our Series G Convertible Preferred Stock representing the entire amount outstanding under that series, were converted into 1,611,360 shares of our Common Stock.
Series H
On March 17, 2008, the Company issued 10,000 shares of Series H Convertible Preferred Stock, par value $0.01 per share (the “Series H Preferred Stock”), to YA, a related party, pursuant to a securities purchase agreement. Proceeds from the issuance amounted to $10,000,000. The Series H Preferred Stock provides for preferential dividends at an annual rate of 12%. Also, the Series H Preferred Stock has a preferential liquidation amount of $1,000 per share or $10,000,000, plus all accumulated and unpaid dividends, which at June 30, 2010 amounted to $2,745,033. Each share of Series H Preferred Stock is initially convertible into 33,334 shares of common stock at a conversion price equal to $0.03 per share, subject to availability. In 2008, the Company recorded a $2,740,540 dividend relative to the beneficial conversion feature. As of June 30, 2010, 15 shares of the Series H Preferred Stock have been converted into 500,010 shares of common stock and 9,985 shares of Series H Preferred Stock are outstanding.

As described above, the Series H Stock was convertible into shares of common stock at an initial ratio of 33,334 shares of common stock for each share of Series H Stock, subject to adjustments, including Safety achieving certain earnings milestones, as defined, for the calendar years ending December 31, 2009 and 2008. Safety operates its business on a fiscal year ending near June 30. Safety achieved the first milestone for the calendar year ending December 31, 2008. However, based upon information available as of the date of this filing, the second financial milestone for the calendar year ended December 31, 2009, has not been satisfied, resulting in a potential adjustment to the conversion ratio yielding approximately 56,300 shares of common stock for each share of Series H Stock, or approximately a potential additional 230,000,000 shares of our common stock in the aggregate. If the conversation ratio increases to 56,300 shares of common stock for each share of Series H Preferred Stock, then approximately $8,727,000 would be recognized as additional intrinsic value of the preferred stock.

Management is discussing with YA the possibility of a waiver or amendment of any adjustment to the Series H Stock conversion ratio, however there can be no assurances YA will waive or amend the adjustment, if any, to the Series H Stock conversion ratio. YA has not exercised any of its conversion rights pertaining to the adjusted conversion ratio as of the date of this filing.
Series I
On March 13, 2008, the Company issued 550,000 shares of Series I Convertible Preferred Stock, par value $0.01 per share (the “Series I Preferred Stock”), to Safety and certain named individuals pursuant to a merger agreement. The initial value of the stock issued as merger consideration was $3,300,000. Upon issuance, a portion of the Series I Preferred Stock was placed in escrow to offset any indemnification claims or purchase price adjustments pursuant to the merger agreement. As of June 30, 2010, all of the Series I Preferred Stock has been released from escrow. The Series I Preferred Stock provides for preferential dividends at an annual rate of 12%. Also, the Series I Preferred Stock has a preferential liquidation amount of $6.00 per share or $3,303,300, plus all accumulated and unpaid dividends, which at June 30, 2010 amounted to $719,901. Each share of Series I Preferred Stock is convertible into 200 shares of common stock at a conversion price of $0.03 per share, subject to availability. As of June 30, 2010, none of the Series I Preferred Stock has been converted into shares of common stock.
The table below reflects the number of shares of common stock that would potentially be outstanding if: i) all series of preferred stock were to be converted into common stock; and ii) the Company was unable to obtain a waiver or amendment in the Series H Preferred Stock conversion ratio for the years ended June 30, 2010 and 2009, respectively, including accrued but unpaid dividends as of those dates.

	June 30, 2010		June 30, 2009
	Potential	Accrued	Potential	Accrued
Preferred Stock	Common Shares	Dividends	Common Shares	Dividends
Series F	10,000,000	—	10,000,000	—
Series G	—	—	1,611,360	—
Series H	562,833,323	$2,745,033	333,333,333	$1,545,206
Series I	110,000,000	$719,901	110,000,000	$323,901

Total	682,833,323	$3,464,934	454,944,693	$1,869,107

11. Stock Options
Stock Options Awarded Under the 2005 Plan
There are 7,200,000 shares of common stock reserved for issuance upon exercise of options under the Company’s 2005 stock option plan (the “2005 Plan”). From August 2005 through October 2006, 6,800,000 options were granted under the 2005 Plan at strike prices ranging from $0.08 to $0.17. Of the options granted, all have fully vested through June 30, 2010, and $629,096 of total compensation expense has been recognized in the financial statements of the Company through that date. During the years ended June 30, 2010 and 2009, the Company recorded $2,500 and $49,175 as compensation expense, respectively, under the 2005 Plan. At June 30, 2010, there were 400,000 options available for award under the 2005 Plan. There have been no exercises of vested options under the 2005 Plan.
Stock Options Awarded Under the 2008 Plan
There are 75,000,000 shares of common stock reserved for issuance upon exercise of options under the Company’s 2008 stock option plan (the “2008 Plan”). In July 2008, 73,850,000 options were granted under the 2008 Plan at a strike price of $0.05. Of the options granted, all have fully vested, 33,360 have been exercised and 66,640 have been forfeited through June 30, 2010 and $2,669,709 of total compensation expense has been recognized in the financial statements of the Company through that date. During the years ended June 30, 2010 and 2009, the Company recorded $1,000,575 and $1,669,134 as compensation expense, respectively, under the 2008 Plan. At June 30, 2010, there are 1,216,640 options available for award under the 2008 Plan.
Stock Options Awarded Outside of the 2005 Plan and the 2008 Plan
From December 2005 through May 2007, the Company granted 2,760,000 options to three directors and one consultant outside of the 2005 Plan and the 2008 Plan at strike prices ranging from $0.12 to $0.17. All of these options have vested through June 30, 2010, and $390,000 of total compensation expense has been recognized in the financial statements of the Company through that date.
As of June 30, 2010, all previously granted options under all option plans have fully vested and $3,688,805 of total compensation expense has been recognized in the financial statements of the Company through that date.
Additional information about the Company’s stock option plans is summarized below:

	June 30, 2010			June 30, 2009
		Weighted Average			Weighted Average
		Exercise	Grant Date		Exercise	Grant Date
	Options	Price	Fair Value	Options	Price	Fair Value
Outstanding at beginning of period	75,669,374	$0.057	$0.049	9,560,000	$0.103	$0.107
Granted	—			73,850,000	0.050	0.036
Rescinded (Exercised)	7,640,626	0.050	0.036	(7,673,986)	0.050	0.036
Forfeited	—			(66,640)	0.050	0.036

Outstanding at end of period	83,310,000	$0.056	$0.044	75,669,374	$0.057	$0.049

Options exercisable at end of period	83,310,000	$0.056	$0.044	47,992,293	$0.060	$0.050

The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: risk-free interest rate of between 4.0% and 4.95%, volatility between 60% and 456% and expected lives of ten years. All options granted have a maximum three year service period.
Not included in the table above, but included in consolidated compensation expense, are options issued by our subsidiaries to purchase shares of the subsidiaries’ common stock in the future or accept cash settlements in exchange for the increased value of any vested subsidiary options. Compensation expense for these options is calculated by comparing our subsidiaries to comparable publicly traded companies in their industry for stock volatility purposes and using the Black-Scholes option-pricing model.
12. Common Stock Warrants
On March 14, 2008, in connection with a securities purchase agreement with YA Global Investments, L.P., the Company issued to YA a warrant to purchase up to 83,333,333 shares of its common stock. The YA warrant vested when granted and has an exercise price equal to $0.03 with a term of five years from the date of issuance of March 14, 2008.
On March 17, 2008, the Company issued warrants to purchase up to 22,000,000 shares of its common stock as part of the purchase consideration in the acquisition of Safety. A portion of the warrants were held in escrow, along with the Series I Preferred Stock to offset any indemnification claims or purchase price adjustments. As of June 30, 2010, all of the warrants have been released from escrow. The warrants have an exercise price of $0.03 with a term of five years from the date of issuance of March 17, 2008.
During 2007 and 2006, the Company issued 800,000 and 1,400,000 warrants, respectively, to two entities and one consultant. These warrants vested when granted and were issued in connection with our debenture financing, financial advisory services and investor relations consultation. The exercise price of these warrants range from $0.11 to $1.00.
All warrants were valued using the Black Scholes pricing model with the following assumptions; risk-free interest rate of between 2.2% and 4.95%, volatility of between 60% and 456% and expected life of five years.
13. Fair Value Measurements
The Company follows Topic 820 — Fair Value Measurements and Disclosures (“FASB ASC 820”), formerly known SFAS 157 Fair Value Measurements, which, among other things, requires enhanced disclosures about assets and liabilities carried at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). We utilize market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. We primarily apply the market approach for recurring fair value measurements and attempt to utilize the best available information. FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and lowest priority to unobservable inputs (level 3 measurements). The three levels of fair value hierarchy are as follows:
Level 1 — Quoted prices are available in active markets for identical assets or liabilities as of the reporting date.

Level 2 — Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
Level 3 — Unobservable inputs for the asset or liability.
As of June 30, 2010, the Company’s assets held for sale, consisting entirely of Vuance common stock and the Company’s indirect minority investment in UEI and the Company’s marketable fixed-income securities had carrying values of $110,825, $45,003 and $872,427, respectively, all of which were measured by quoted prices in active markets for identical assets.
14. Business Segments
The Company analyzes its assets, liabilities, cash flows and results of operations by operating unit or subsidiary. In the case of our platform companies, which are our first level subsidiaries, the Company relies on local management to analyze each of its subsidiaries and report to us based on a consolidated entity. As a result, the Company will make its financial decisions based on the overall performance of a first level subsidiary. Our subsidiaries derive their revenues and cash flow from different activities, (i) engineering and environmental remediation services in the case of Safety, (ii) design, installation and maintenance of electronic security systems in the case of Nexus, and (iii) sales of radiological detection products and services in the case of PMX.
The following table reflects the Company’s segments at June 30, 2010:

For the Year Ended June 30, 2010
Homeland Security	Holding	Services	Services	Products
Capital Corporation -	Company	Company	Company	Company
Consolidated	(HSCC)	(Safety)	(Nexus)	(PMX)	Consolidated

Revenues	$—	$85,723,970	$10,207,192	$1,968,706	$97,899,868

Gross margin	—	17,025,476	2,988,563	78,655	20,092,694

Operating expenses	2,480,103	10,743,617	1,045,631	29,887	14,299,238

Other expense — net	(1,882,547)	(754,365)	(385,577)	—	(3,022,489)

Income tax (benefit) expense	(1,696,641)	2,184,100	102,771	—	590,230

Net income (loss)	(2,666,009)	3,343,394	1,454,584	48,768	2,180,737

Current assets	243,276	22,730,459	4,162,952	111,922	27,248,609

Total assets	829,732	32,087,825	4,440,905	111,922	37,470,384

Interest expense	1,858,747	227,486	7,677	—	2,093,910

Depreciation expense	—	1,793,143	70,190	—	1,863,333

Capital expenditures	—	350,949	162,956	—	513,905

The following table reflects the Company’s segments at June 30, 2009:

For the Year Ended June 30, 2009
Homeland Security	Holding	Services	Services	Products
Capital Corporation -	Company	Company	Company	Company
Consolidated	(HSCC)	(Safety)	(Nexus)	(PMX)	Consolidated

Revenues	$—	$72,106,878	$6,462,511	$2,269,958	$80,839,347

Gross margin	—	9,931,852	1,658,522	92,477	11,682,851

Operating expenses	4,099,586	9,763,645	1,154,272	—	15,017,503

Other expense — net	(5,396,764)	(795,173)	(4,058)	—	(6,195,995)

Income tax (benefit) expense	—	—	—	—	—

Net (loss) income	(9,496,350)	(342,340)	500,192	(192,149)	(9,530,647)

Current assets	413,578	16,890,714	2,279,900	748,580	20,332,772

Total assets	631,412	28,954,567	2,504,198	748,580	32,838,757

Interest expense	1,717,435	276,776	17,780	—	2,011,991

Depreciation expense	7,593	1,792,014	43,116	—	1,842,723

Capital expenditures	—	737,979	61,165	—	799,144
15. Earnings (Loss) Per Share
The basic earnings (loss) per share was computed by dividing the net income or loss applicable to common stockholders by the weighted average shares of common stock outstanding during each period.
Diluted earnings per share are computed using outstanding shares of common stock plus the Convertible Preferred Shares, common stock options and warrants that can be exercised or converted, as applicable, into common stock at June 30, 2010. Diluted earnings per share are not indicated for the year ending June 30, 2009, because this period indicates a loss and the computation would be anti-dilutive.
The reconciliations of the basic and diluted income (loss) per share for income (loss) attributable to the Company’s stockholders are as follows:

	Year Ended June 30,
	2010	2009
Basic and Diluted Earnings (Loss) Per Share:
Income (Loss) (Numerator)	$1,918,873	$(9,456,467)
Less: Series H Preferred Stock beneficial conversion feature	(14,724)	(14,724)
Less: Preferred stock dividends	(1,595,827)	(1,468,274)
Less: Series I Preferred Stock beneficial conversion feature	—	(600,000)

Income (Loss) attributable to common stockholders	$308,322	$(11,539,465)

Shares (Denominator)
Weighted-average number of common shares:
Basic	51,291,270	47,664,614
Diluted	699,666,666	47,664,614

Earnings Per Common Share
Basic income (loss) per share	$0.01	$(0.24)

Diluted income (loss) per share	$0.00	$(0.24)

16. Cash Flows
Supplemental disclosure of cash flow information for the twelve months ended June 30, 2010 and 2009 are as follows:

	Year Ended June 30,
	2010	2009

Cash paid during the period for:
Interest	$227,486	$294,556
Taxes	7,677	—
Supplemental disclosure for noncash investing and financing activity:
Preferred stock released from escrow	$—	$2,023,877
Temporary impairment of value of securities available for sale	83,119	1,863,253
Dividends accrued on Preferred Stock	1,595,827	1,468,274
Dividends paid with Preferred Stock	14,724	14,724
Reverse cashless exercise of stock option	(4,406)	—
Conversion of Series G Preferred Stock	35,808	—
Conversion of Series H Preferred Stock	15,013	—
Purchase of treasury stock for notes	—	250,000
Equipment purchased under capital leases	130,699	58,136

17. Commitments and Contingencies
Leases
The Company and its subsidiaries routinely enter into lease agreements for office space used in the normal course of business. Certain leases include escalation clauses that adjust rental expense to reflect changes in price indices, as well as renewal options. In addition to minimum rental payments, certain of our leases require additional payments to reimburse the lessor for operating expenses such as real estate taxes, maintenance and utilities. At June 30, 2010 the Company occupied office and warehouse space under 11 separate leases. The following table shows the future minimum obligations under lease commitments in effect at June 30, 2010:

Year Ended June 30,
2011	$548,092
2012	391,703
2013	344,028
2014	344,028
2015	344,028
Thereafter	1,003,775

$2,975,654

Rent expense, including related party amounts discussed in Note 18 below, for the years ended June 30, 2010 and 2009 was $645,257 and $560,164, respectively. Our leases have various termination dates between June 2011 and May 2018.
Commitments
The Company and its subsidiaries, in the normal course of business, routinely enter into consulting agreements for services to be provided to the Company. These agreements are generally short term and are terminable by either party on sixty (60) days notice. As a result, the Company does not believe it has any material commitments to consultants.
Claims
During the ordinary course of business, the Company and its subsidiaries are subject to various disputes and claims and there are uncertainties surrounding the ultimate resolutions of these matters. Because of the uncertainties, it is at least reasonably possible that any amount recorded may change within the near term.
18. Related Party Transactions
Safety leases approximately 21,000 square feet of office space from a company controlled by our President. The Company recognized rent expense under this agreement of $344,000 in 2010 and 2009.
On June 1, 2007, the Company loaned $500,000 to SAAH, an entity controlled by our Chairman and Chief Executive Officer. The loan is evidenced by a note bearing 5% interest per annum and is due on or before May 31, 2011, with no prepayment penalties. The loan is guaranteed in its entirety by our Chairman and Chief Executive Officer. At June 30, 2010 and 2009, the balance of the note, including interest was $430,627 and $412,127, respectively.
19. Concentration of Customers and Suppliers
Significant Customers
For the year ending June 30, 2010, our Safety subsidiary generated approximately 94% of total revenues from prime contracts or subcontracts with the U.S. Government. Safety generated 10% or more of consolidated revenue over the last year from three significant customers, Safety had accounts receivable from three significant customers each with a balance greater than 10% that comprised 45% of consolidated accounts receivable. For the year ended June 30, 2010, our Nexus subsidiary generated approximately 86% of total revenues from two customers and 72% of their outstanding receivables from two customers. For the year ended June 30, 2010, our PMX joint venture generated approximately 100% of total revenues from a contract with ILEAS.

For the year ending June 30, 2009, our Safety subsidiary generated approximately 75% of total revenues from contracts or subcontracts with the U.S. Government. Safety generated 10% or more of consolidated revenue during this period from three significant customers. Safety had accounts receivable from five significant customers each with a balance greater than 10% that comprised 73% of consolidated accounts receivable. For the year ended June 30, 2009, our Nexus subsidiary generated approximately 78% of the total revenues from two customers. For the year ended June 30, 2009, our PMX joint venture generated approximately 98% of total revenues from a contract with ILEAS.
Significant Suppliers
As of June 30, 2010, except for PMX which purchases all of its products from Polimaster, we did not have a concentration of suppliers in any of our subsidiaries that upon the termination of the relationship or the inability to purchase products from them, for any reason, would have a material adverse effect on our business.
20. Changes in Estimates
Revisions in contract profits are made in the period in which circumstances requiring the revision become known. The effect of changes in estimates of contract profits was to decrease net income by approximately $800,000 in 2010 from that which would have been reported had the revised estimates been used as the basis of recognition of contract profits in the preceding period.
21. Continuing Operations
The primary source of financing for the Company since its inception has been through the issuance of equity and debt securities. The accompanying financial statements have been prepared assuming the Company will continue as a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As of June 30, 2010, the Company has a stockholders’ deficit of $1,059,211. Management recognizes it will be necessary to continue to generate positive cash flow from operations and have availability to other sources of capital to continue as a going concern and has implemented measures to increase profitability on our operations and reduce certain expenses.
During the course of fiscal year 2011, it remains management’s intention to continue to explore all options available to the Company, which include among other things, additional acquisitions, private placements, sale of subsidiaries and significant expense reductions where ever possible.
22. Contingencies
On April 12, 2010, Safety received a protest on an active project it is working on for the DOE. The protest, made by the unsuccessful bidder for the project, is disputing SEC’s business size under the rules of the Small Business Administration (SBA). On August 5, 2010 the SBA ruled that Safety is “other than small for the captioned size standard” by finding that Safety is affiliated with its mentor protégé and, therefore, its mentor protégé’s headcount should be included in Safety’s headcount. It is Safety’s strongly held position that the SBA determination is incorrect and, as such, on August 20, 2010 appealed the determination to the SBA’s Office of Hearings and Appeals. As of the date of this filing, there have been no further determinations from the SBA as to the appeal. If Safety is determined to be “other than small for the captioned size standard” it may be excluded from future contracts requiring a small business designation.
23. Subsequent Events
Conversion of Series H Convertible Preferred Shares
On September 17, 2010, YA converted eighty six (86) Series H Convertible Preferred Shares into 2,866,724 shares of common stock (5.3% of Common Shares outstanding). At September 24, 2010 YA has ownership in 9,574 Series H Convertible Preferred Shares.

Ultimate Escapes, Inc. Bankruptcy Filing
On September 20, 2010 Ultimate Escapes, Inc. (“UEI”) filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The Company has an indirect minority interest in UEI as a result of its membership interests in Secure America Acquisition Holdings, LLC (“SAAH”), the original investor in Secure America Acquisition Corporation, which merged with UEI in October 2009. The Company is deemed to have distribution rights to 40,912 shares of UEI common stock, in October 2010, and currently carries its investment in such shares at $45,003 (see Note 6 to the Consolidated Financial Statements).
As of September 24, 2010, the Company believes it cannot make a definitive determination as to a value in its indirect interest in UEI. Since the date of UEI’s Chapter 11 filing and through the date of this filing, no plan of reorganization has been made public and the Company’s value in its indirect interest as measured by the market price of the underlying UEI common stock is approximately $7,000. Additionally, the Company cannot determine with any degree of certainty if its loan to SAAH in the amount of $430,627 at June 30, 2010 is collectable under the circumstances, but believes its interests are secured by alternate means of payment (see Note 18 to the Consolidated Financial Statements).

Index to Safety & Ecology Holdings Corporation Unaudited
Financial Statements

Consolidated Balance Sheets (unaudited) as of March 31, 2011 and June 30, 2010 and June 30, 2009	F-38

Consolidated Statements of Operations (unaudited) for the nine months ended March 31, 2011 and years ended June 30, 2010 and June 30, 2009	F-39

SAFETY & ECOLOGY HOLDINGS CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets

	(Unaudited)
	March 31, 2011	June 30, 2010	June 30, 2009
Assets
Cash	$277,989	$(44,085)	$1,656,275
Accounts receivable — net	19,848,413	15,780,682	12,062,108
Cost in excess of billings on uncompleted contracts	3,614,923	7,023,835	3,371,889
Deferred tax asset — current	106,119	266,781	163,284
Other current assets	188,662	376,045	532,034

Total current assets	24,036,106	23,403,258	17,785,590

Fixed assets — net	634,886	851,932	4,174,535
Assets held for sale	—	1,455,142	—
Deferred financing costs — net	—	8,000	50,526
Other non-current assets	107,049	291,496	169,516
Intangible assets — net	313,395	346,814	391,372
Goodwill	7,277,904	7,277,904	7,277,904

Total assets	$32,369,340	$33,634,546	$29,849,443

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Accounts payable	$8,385,080	$7,154,748	$7,910,212
Lines of credit	2,000	2,162,000	512,000
Current portion of long term debt	—	449,612	668,534
Current portion of related party debt	512,308	—	—
Accrued compensation	2,878,037	2,568,857	2,664,662
Accrued other liabilities	212,286	219,633	288,295
Billings in excess of costs on uncompleted contracts	(138,063)	661,115	698,762
Income taxes payable	303,416	1,701,264	10,575
Deferred taxes	39,928	32,296	48,544

Total current liabilities	12,194,992	14,949,525	12,801,584

Long term debt, less current maturities	—	609,248	1,360,501
Deferred taxes — noncurrent	230,095	559,156	898,239

Total liabilities	12,425,087	16,117,929	15,060,324

Stockholders’ (Deficit) Equity
Preferred stock, $0.01 par value, 10,000,000 shares authorized,	10,550,000	10,550,000	10,550,000
Common stock, $0.001 par value	20	20	20
Additional paid-in capital	4,692,235	4,883,986	4,811,437
Retained earnings	4,560,978	2,065,999	(500,013)
Accumulated comprehensive loss	(116,630)	(148,768)	(72,325)
Total HSCC stockholders’ (deficit) equity	19,686,603	17,351,237	14,789,119

Noncontrolling interest	257,650	165,380	—

Total stockholders’ (deficit) equity	19,944,253	17,516,617	14,789,119

Total liabilities and stockholders’ (deficit) equity	$32,369,340	$33,634,546	$29,849,443

SAFETY & ECOLOGY HOLDINGS CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations

	(Unaudited)
	Nine Months
	Ended	Year Ended	Year Ended
	March 31, 2011	June 30, 2010	June 30, 2009
Net contract revenue	$72,608,556	$85,921,532	$71,041,666

Contract costs	58,431,008	68,698,494	60,825,188

Gross profit on contract revenue	14,177,548	17,223,038	10,216,478

Operating expenses
Marketing	379,741	265,036	305,349
Personnel	5,702,783	6,144,608	4,947,719
Insurance and facility costs	275,277	493,117	371,512
Rent expense to related party	258,000	344,000	344,000
Travel and transportation	188,907	352,123	342,670
Other operating costs	737,454	552,802	850,068
Depreciation and amortization	768,002	1,342,726	1,235,047
Amortization of intangible assets	33,419	44,558	106,250
Professional services	434,226	772,699	356,990
Administrative costs	989,009	1,269,510	1,144,040

Total operating expenses	9,766,818	11,581,179	10,003,645

Operating income (loss)	4,410,730	5,641,859	212,833
Other (expense) income
Interest expense	(79,914)	(227,486)	(276,776)
Amortization of debt discounts and offering costs	(8,000)	(42,527)	(67,368)
Currency loss	(6,611)	(59,085)	(405,821)
Impairment losses	—	(425,267)	—
Other income	6,582	—	13,958

Total other (expense) income	(87,943)	(754,365)	(736,007)

Loss from continuing operations before income taxes	4,322,787	4,887,494	(523,174)
Income tax expense	(1,587,657)	(2,184,100)	(31,250)

Net loss	2,735,130	2,703,394	(554,424)
Less: Net income arrtibutable to non controlling interests	(240,150)	(137,380)	—

Net income (loss)	$2,494,980	$2,566,014	$(554,424)

ANNEX A
STOCK PURCHASE AGREEMENT
by and among
PERMA-FIX ENVIRONMENTAL SERVICES, INC.,
(“PESI”)
HOMELAND SECURITY CAPITAL CORPORATION,
(“Parent”)
and
SAFETY & ECOLOGY HOLDINGS CORPORATION
(the “Company”)
for the purchase and sale of
all of the capital stock of the Company
dated as of
July 15, 2011

i

Exhibit List:

Exhibit A = Promissory Note
Exhibit B = Escrow Agreement
Exhibit C = Representations, Warranties and Covenants as to Payoff Shares
Exhibit D = Registration Rights Agreement
Exhibit E = Subscription Agreement
Exhibit F = Leichtweis Employment Agreement

TABLE OF DEFINED TERMS

Defined Term	Location
Acceptable Confidentiality Agreement	Section 5.2(b)
Acquisition	Section 1.1
Acquisition Agreement	Section 5.2(d)
Acquisition Proposal	Section 5.2(f)
Affiliates	Section 5.1(n)
Agreement	Preamble
Annual Report Purposes	Section 5.3(b)
Audited Financial Statements	Section 6.3(v)
Business	Preamble
Business Day	Section 9.5(d)(i)
Cash Consideration	Section 1.2(a)
CERCLA	Section 2.17(a)
Claim	Section 9.5(d)(ii)
Cleanup	Section 9.5(d)(iii)
Closing	Section 1.7
Closing Date	Section 1.7
Closing Net Working Capital Amount	Section 1.5(a)
Closing Statement	Section 1.5(a)
COBRA	Section 2.14(j)
Code	Section 9.5(d)(iv)
Commercially Reasonable Efforts	Section 9.5(d)(v)
Company	Preamble
Company 401(k) Plan	Section 5.9(b)
Company Board	Preamble
Company Common Stock	Preamble
Company Credit Agreement	Section 9.5(d)(vi)
Company Employee Benefit Plan	Section 2.14(a)
Company IP	Section 9.5(d)(vii)
Company Material Contract	Section 2.12(a)
Company Series A Preferred	Preamble
Company Shares	Preamble
Company Stock Plans	Section 2.14(o)
Company Subsidiary/Subsidiaries	Section 2.1(b)
Confidentiality Agreement	Section 7.2
Continuing Employees	Section 5.9(a)
Current Assets	Section 1.4(b)
Current Liabilities	Section 1.4(c)
Default Date	Section 1.3.2
Disclosure Update	Section 5.19
DGCL	Section 5.11
DOL	Section 2.14(c)
Employment and Withholding Taxes	Section 9.5(d)(viii)
Environmental Laws	Section 2.17(a)
Environmental Permits	Section 2.17(b)
Environmental Reports	Section 2.17(i)
ERISA	Section 2.14(a)
ERISA Affiliate	Section 2.14(b)
Escrow Agent	Section 1.3.1(b)

Defined Term	Location
Escrow Agreement	Section 1.3.1(b)
Estimated Closing Balance Sheet	Section 1.4
Estimated Net Working Capital Adjustment	Section 1.4(d)
Estimated Net Working Capital Amount	Section 1.4
Estimated Net Working Capital Deficiency	Section 1.4
Estimated Net Working Capital Surplus	Section 1.4
Exchange Act	Section 2.4(b)
FCPA	Section 2.7(b)
Final Net Working Capital Amount	Section 1.5(b)
Final Net Working Capital Deficiency	Section 1.5(c)
Final Net Working Capital Surplus	Section 1.5(c)
Financial Statements	Section 2.8
Fundamental Warranty	Section 8.5(a)
GAAP	Section 2.8
GAAP Liabilities	Section 9.5(d)(ix)
Governmental Entity	Section 2.4(a)
Hazardous Material	Section 9.5(d)(x)
Independent Accounting Firm	Section 1.5(b)
Indemnitee	Section 8.4
Indemnifying Party	Section 8.4
Information Statement	Section 5.5(a)
Initial Cash Consideration	Section 1.3.1(a)
Intellectual Property	Section 9.5(d)(xi)
IRS	Section 2.14(c)
Knowledge	Section 9.5(d)(xii)
Law	Section 9.5(d)(xiii)
Leichtweis	Section 9.5(d)(xiv)
Leichtweis Employment Agreement	Section 6.2(k)
Liability/Liabilities	Section 9.5(d)(xv)
Lien	Section 9.5(d)(xvi)
Litigation	Section 9.5(d)(xvii)
Losses	Section 8.3
Management Investor/Management Investors	Section 5.21
Material Adverse Effect	Section 9.5(d)(xviii)
Material Customers	Section 2.13
Money Laundering Laws	Section 2.7(c)
Most Recent Company Balance Sheet	Section 2.8
NASDAQ	Section 4.5(a)
Net Working Capital Amount	Section 1.4(a)
Note	Section 1.2(b)
Note Consideration	Section 1.2(b)
Notice of Claim	Section 8.4(a)
Order	Section 2.4(a)
Out-of-Pocket Expenses	Section 9.1(b)
Parent	Preamble

v

Defined Term	Location
Parent Adverse Recommendation Change	Section 5.2(d)
Parent and Company Secretary Certificates	Section 6.3(c)
Parent Board	Preamble
Parent Common Stock	Section 2.3(b)
Parent Disclosure Letter	Article II
Parent Indemnitees	Section 8.2
Parent Non-Solicitation Period	Section 5.13
Parent Notice of Change	Section 5.2(d)
Parent Release	Section 6.3(k)
Parent Required Votes	Section 2.2(a)
Parent Restricted Party/Parties	Section 5.13(a)
Parent Termination Fee	Section 9.1(b)
Parent Stockholders	Section 5.5(e)
Payoff Amount	Section 1.3.2(a)
Payoff Shares	Section 1.3.2(b)
PBGC	Section 2.14(f)
Permits	Section 2.6
Permitted Lien	Section 9.5(d)(xviii)
Person	Section 9.5(d)(xix)
PESI	Preamble
PESI Common Stock	Section 5.21
PESI DC Plan	Section 5.9(b)
PESI Disclosure Letter	Article IV
PESI Governing Documents	Section 4.2
PESI Indemnitees	Section 8.1
PESI Lender	Section 4.5(a)
PESI Options	Section 4.3
PESI Preferred Stock	Section 4.3
PESI Restricted Party/Parties	Section 5.16
PESI SEC Documents	Section 4.7(a)
PESI Secretary’s Certificate	Section 6.2(g)
PESI Subsidiary	Section 4.1(b)
Piggyback Rights	Section 1.3.2(b)
Pre-Closing Tax Period	Section 5.10(a)
Purchase Price	Section 1.2
Registered IP	Section 2.22(a)
Registration Rights Agreement	Section 1.3.2(b)
Release	Section 9.5(d)(xx)
Remaining Escrow Amount	Section 9.3
Representatives	Section 5.2(a)
Retained Portion of Purchase Price	Section 1.3.1(a)
SEC	Section 2.20(a)
Securities Act	Section 9.5(d)(xxi)
Series F Preferred Stock	Section 2.3(b)
Series H Preferred Stock	Section 2.3(b)

Defined Term	Location
Series I Preferred Stock	Section 2.3(b)
SOX	Section 2.20(a)
SPRU Project	Section 9.5(d)(xxii)
Straddle Period	Section 5.10(b)
Subscription Agreement	Section 5.21
Subsidiary	Section 9.5(d)(xxiii)
Superior Proposal	Section 5.2(f)
Tax	Section 9.5(d)(xxiv)
Tax Claim	Section 5.10(h)(ii)
Tax Return	Section 9.5(d)(xxv)
Termination Date	Section 7.1(b)(i)
Title IV Plan	Section 2.14(b)
USG Authorities	Section 5.4(e)
WARN Act	Section 2.18(c)
Welfare Plan	Section 2.14(j)
Written Demand Notice	Section 1.3.2
Yorkville	Section 6.3(p)

STOCK PURCHASE AGREEMENT
THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of July 15, 2011, by and among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (“PESI”); HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation (“Parent”); and SAFETY & ECOLOGY HOLDINGS CORPORATION, a Nevada corporation (the “Company”).
WHEREAS, the Company is a subsidiary of Parent, and the Company and its Subsidiaries are an international provider of environmental, nuclear and radiological infrastructure remediation, disaster relief solutions and advanced construction services (the “Business”);
WHEREAS, Parent is the owner of all of the issued and outstanding shares of capital stock of the Company, consisting of 20 shares of common stock, par value $0.001 per share (the “Company Common Stock”) and 10,550,000 shares of Series A Preferred Stock, par value $0.001 per share (the “Company Series A Preferred”);
WHEREAS, the issued and outstanding shares of the Company Common Stock and the Company Series A Preferred are collectively referred to herein as the “Company Shares”;
WHEREAS, the Company Shares represent all of the issued and outstanding shares of capital stock of the Company, and there shall not at the Closing be any other issued and outstanding securities, notes, options, rights or other instruments convertible or exercisable into any capital stock of the Company;
WHEREAS, PESI desires to purchase from Parent, and Parent desires to sell to PESI, all of the Company Shares, subject to the terms of this Agreement;
WHEREAS, the Parent Board of Directors (the “Parent Board”) and the Company Board of Directors (the “Company Board”) have approved the execution, delivery and performance by Parent and the Company of this Agreement and the transactions contemplated herein and the obligations of Parent and the Company hereunder, respectively, and the Parent Board has determined to recommend that the stockholders of Parent approve the transactions contemplated herein; and
WHEREAS, in addition to those capitalized terms defined above, the parties intend that certain other capitalized terms used throughout this Agreement have the respective meanings set forth in the Sections of this Agreement described in the Table of Defined Terms which precedes this preamble.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE I.
PURCHASE AND SALE
1.1 The Acquisition. Pursuant to, and subject to the terms of, this Agreement, at the Closing, Parent shall sell, assign and transfer to PESI, and PESI shall purchase from Parent, all of the Company Shares, free and clear of any and all Liens (the “Acquisition”). The Company Shares to be purchased by PESI represent 100% of the issued and outstanding capital stock of the Company.
1.2 Purchase Price. Subject to Section 1.3 and the other terms of this Agreement, the aggregate purchase price for the Company Shares shall be the amount equal to the sum of the following (the “Purchase Price”):
(a) $22,000,000, in cash, as may be adjusted pursuant to the Estimated Net Working Capital Adjustment Amount and the Closing Net Working Capital Adjustment Amount calculated as set forth in Sections 1.4 and 1.5, respectively (the “Cash Consideration”), payable to Parent as set forth in Section 1.3.1 hereof, and
(b) a three (3) year unsecured promissory note in the principal amount of $2,500,000 (the “Note”) issued by PESI to the order of Parent, with the Note providing, among other things, the terms as set forth in Section 1.3.2 and the Note being substantially in the form and substance as set forth in the Promissory Note attached hereto as Exhibit A (the “Note Consideration”).
1.3 Payment of Purchase Price. Subject to the terms of this Agreement, the Purchase Price will be paid to Parent, as follows:
1.3.1	Cash Consideration. At the Closing, PESI will pay:
(a)
$20,000,000 of the Cash Consideration, as may be adjusted by the Estimated Net Working Capital Adjustment Amount, less the aggregate amount of the purchase price due and owing PESI for the PESI Common Stock to be purchased by the Management Investors in accordance with Section 5.21 (“Retained Portion of Purchase Price”), to Parent by wire transfer of immediately available funds, to the bank account designated in writing by Parent (the “Initial Cash Consideration”), and

(b)
$2,000,000 of the Cash Consideration to SunTrust Bank, as escrow agent (the “Escrow Agent”), by wire transfer of immediately available funds, to be held and administered pursuant to the terms of the escrow agreement attached hereto as Exhibit B (the “Escrow Agreement”), to satisfy all or part of any claims for indemnity pursuant to Section 8.1 hereof and for any other purpose specifically set forth in the Escrow Agreement.

1.3.2
Note Consideration. The Note in the principal amount of $2,500,000 shall be issued by PESI to the order of Parent. The Note (i) shall be unsecured and subordinated; (ii) shall bear an annual interest rate equal to 6%; (iii) shall be non-negotiable; (iv) may not be sold, transferred or assigned by Parent without the prior written consent of PESI which may be withheld by PESI in PESI’s sole discretion; (v) shall be subject to offset as provided in Section 9.3 hereof; and (vi) shall be payable over a three (3) year period in thirty-six (36) monthly installments of principal and interest, with each monthly installment to be as follows: the principal sum of $69,444.44, plus accrued interest, with the final installment to be in the sum of the remaining unpaid principal balance due under the Note plus accrued interest, due thereon. The first installment shall be payable on the 15th day of the month following the Closing Date and an installment due on the 15th day of each of the next 35 months thereafter. The Note further provides that on the failure of PESI to pay any monthly installment of principal and interest within 30 days when due thereunder (“Default Date”), (x) the annual interest rate will automatically increase (without any action on the part of Parent) as of such Default Date to 12% during the period of such default, and (y) Parent will have the option to declare the Note in default and to be immediately due and payable where upon the Note shall become forthwith due and payable upon written demand received by PESI (“Written Demand Notice”), and Parent will thereafter, at its option and in its sole discretion, have the right to elect by written election delivered to PESI to receive in full and complete satisfaction of all of PESI’s obligations under the Note, as more fully set forth therein, either:

(a)	the cash amount equal to the sum of the unpaid principal balance owing under the Note and all accrued and unpaid interest thereon, plus the Expenses (as defined in the Note) (the “Payoff Amount”);
(b)
the number of fully paid and non-assessable shares of PESI restricted Common Stock (the “Payoff Shares”), equal to the quotient determined by dividing the Payoff Amount by the average of the closing prices per share of the PESI Common Stock as reported by the primary national securities exchange or automatic quotation system on which PESI Common Stock is traded during the 30 consecutive trading day period ending on the trading day immediately prior to receipt by PESI of the Written Demand Notice in accordance with Section 9.4 and Parent’s written election to receive Payoff Shares in full and complete satisfaction of PESI’s obligations under the Note; provided, however, that the number of Payoff Shares plus the number of shares of PESI Common Stock to be issued to the Management Investors pursuant to Section 5.21 hereof shall not exceed 19.9% of the voting power of all of PESI voting securities issued and outstanding as of the date of this Agreement. In addition, the Parent shall not, at anytime or for any reason, assign, transfer or convey the Payoff Shares or any portion thereof, if issued by PESI to Parent, to Yorkville.

If the Parent elects to receive the Payoff Shares, the issuance of the Payoff Shares will be subject to PESI having received from Parent, within three (3) Business Days prior to the issuance of the Payoff Shares, substantially the same representations, warranties and covenants as set forth in Exhibit C attached hereto, duly executed by the Parent. If issued, the Payoff Shares will not be registered, and the Parent will not be entitled to registration rights with respect to the Payoff Shares, except for certain piggyback rights (“Piggyback Rights” as set forth in the Registration Rights Agreement in substantially the form attached hereto as Exhibit D (the “Registration Rights Agreement”), which Registration Rights Agreement shall be executed by HOMS and PESI immediately prior to issuance of the Payoff Shares. The Payoff Shares that will be issued to Parent will be subject to the restrictions, qualifications, and limitations set forth in Exhibit C, this Agreement and the Note, including without limitation, compliance with federal and state securities laws, the percentage of the Payoff Shares to be issued to Parent, and the limitations on the maximum number of Payoff Shares to be issued to Parent.
(c)
any combination of the Payoff Amount or the Payoff Shares, provided, however, that the aggregate amount of the Payoff Amount and the Payoff Shares shall not exceed the unpaid principal balance and accrued interest due under the Note as of receipt by PESI of the Written Demand Notice, with the number of Payoff Shares to be determined by dividing the amount of the Payoff Amount which is to be paid in Payoff Shares by the average of the closing prices per share of the PESI Common Stock as reported by the primary national securities exchange or automatic quotation system on which PESI Common Stock is traded during the thirty (30) consecutive trading day period ending on the trading day immediately prior to receipt by PESI of the Written Demand Notice and Parent’s written election to receive a portion of the Payoff Amount in Payoff Shares, with such notice to specify the amount of the Payoff Amount to be paid in Payoff Shares;

(d)
If the Payoff Shares are to be issued, Parent shall be entitled to the Piggyback Rights with respect to such shares for a period of two (2) years from the date such Payoff Shares are issued to the Parent, pursuant to the terms and conditions as set forth in Exhibit D attached hereto.

1.4 Estimated Net Working Capital Adjustment. At least five (5) Business Days before Closing, Parent shall deliver to PESI a balance sheet representing Parent’s good faith estimate of the consolidated balance sheet of the Company and the Company Subsidiaries as of the Closing Date (without giving effect to the transactions contemplated herein) (the “Estimated Closing Balance Sheet”), which shall include the estimated net working capital of the Company as of the Closing Date (the “Estimated Net Working Capital Amount”). The Estimated Closing Balance Sheet and the calculations of the Estimated Net Working Capital Amount shall be determined pursuant to GAAP, except as otherwise provided in this Section 1.4. If the Estimated Net Working Capital Amount, as stated in and calculated in accordance with the Estimated Closing Balance Sheet, is greater than $10,500,000, then the Initial Cash Consideration to be paid to Parent at Closing pursuant Section 1.3.1(a) will be increased by such excess amount (such amount, the “Estimated Net Working Capital Surplus”). If the Estimated Net Working Capital Amount is less than $9,500,000, then the Initial Cash Consideration to be paid to Parent at Closing pursuant Section 1.3.1(a) will be decreased by such deficiency (such amount, the “Estimated Net Working Capital Deficiency”). The Estimated Closing Balance Sheet of the Company shall be subject to the reasonable approval of PESI. For purposes of this Agreement:
(a) “Net Working Capital Amount” shall mean the difference between the Company’s “Currents Assets” minus “Current Liabilities;”
(b) “Current Assets” shall mean the balance as of the date of the Estimated Closing Balance Sheet of the Company’s cash and cash equivalents, restricted cash, trade and other receivables (less allowance for bad debts, receivables outstanding longer than [120] days, obligations under all capital leases surviving the Closing, both current and long-term), inventories, prepaid expenses and other current assets (as determined under GAAP). Prior to the Closing, PESI shall have the opportunity to review all receivables and identify any receivables it considers to be at risk. The parties shall mutually agree, at least three (3) Business Days prior to delivery of the Estimated Closing Balance Sheet, as to which receivables of the Company and the Company Subsidiaries are at risk of collection and the calculation of the Company’s Current Assets for purposes of calculating the Estimated Closing Balance Sheet. All intercompany agreements, receivables and payables between the Company and/or the Company Subsidiaries, the Parent or its Affiliates shall have been terminated and estimated prior to the Closing. Termination of such intercompany accounts shall be a condition to the Closing of this Agreement by PESI.
(c) “Current Liabilities” shall mean the balance, as of the date of the Estimated Closing Balance Sheet, of accounts payable, accrued expenses, accrued compensation payable, and all amounts owing under the Company’s Credit Agreement.
(d) “Estimated Net Working Capital Adjustment” shall mean the Estimated Net Working Capital Surplus or Estimated Net Working Capital Deficiency, as applicable.

1.5 Closing Net Working Capital Adjustment.
(a) Within 75 days after the Closing, PESI shall prepare and deliver to Parent a statement (the “Closing Statement”) which reflects, in reasonable detail, the Net Working Capital Amount of the Company as of the Closing (the “Closing Net Working Capital Amount”). The items reflected in the Closing Statement shall be determined using the same principles, policies and methods used in connection with the determination of the Estimated Working Capital Adjustment Amount, except Current Liabilities and Current Assets shall be determined as of the Closing Date. The parties agree to cooperate with each other in connection with the preparation of the Closing Statement and PESI shall make available to Parent all records and workpapers used in preparing the Closing Statement.
(b) Parent may dispute the Closing Net Working Capital Amount and the Closing Statement by notifying PESI in writing of any disputed amounts, and provide a reasonably detailed description of the basis of any such dispute, within 45 days after Parent’s receipt of the Closing Statement. If Parent disputes the Closing Net Working Capital Amount and the Closing Statement, Parent and PESI shall attempt to reconcile their differences and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the parties. If Parent and PESI are unable to reach a resolution of any such differences within 30 days after PESI’s receipt of Parent’s written notice of dispute, Parent and PESI shall submit the amounts remaining in dispute for determination and resolution to a firm of independent certified public accountants selected jointly by Parent and PESI (or if Parent and PESI cannot agree within such 30 day period, a firm of independent certified public accountants as selected jointly by Parent’s and PESI’s respective choices of independent certified public accountants) (the “Independent Accounting Firm”), which shall be instructed to determine and report to the parties, within 30 days after such submission, a resolution of such remaining disputed amounts, and such resolution shall be final, binding and conclusive on the parties hereto with respect to the remaining amounts disputed. The Independent Accounting Firm may not assign a value to any item in dispute greater than the greatest value for such item assigned by PESI, on the one hand, or Parent, on the other hand. The Independent Accounting Firm’s determination will be based solely on written submissions made by PESI and Parent prepared in accordance with the guidelines and procedures set forth in this Agreement and not on the basis of an independent review. PESI and Parent will each pay their own fees and expenses (including any fees and expenses of their accountants and other representatives) in connection with the resolution of any dispute under this Section 1.5 (excluding the fees and expenses of the Independent Accounting Firm). The fees and expenses of the Independent Accounting Firm pursuant to this Section 1.5(b) shall be borne by PESI and Parent, in inverse proportion as they may prevail on matters resolved by the Independent Accounting Firm, which proportionate allocations shall also be determined by the Independent Accounting Firm at the time the determination of such firm is rendered on the merits of the matters submitted. The Closing Net Working Capital Amount shall be deemed to be modified to the extent of any changes thereto that become final, binding and conclusive on the parties based on mutual agreement or a determination of the Independent Accounting Firm in accordance with this Section 1.5(b). As used in this Agreement, the term “Final Net Working Capital Amount” shall mean, as applicable, (i) the Closing Net Working Capital Amount, if undisputed by Parent, (ii) the Closing Net Working Capital Amount, as adjusted by mutual agreement pursuant to this Section 1.5(b), or (iii) the Closing Net Working Capital Amount, as adjusted pursuant to this Section 1.5(b) by the Independent Accounting Firm.

(c) Within five (5) Business Days after the later of (i) the date on which Parent’s written notice of dispute would have been required to be delivered to PESI by Parent in accordance with Section 1.5(b), or (ii) the resolution of all timely disputed amounts in accordance with Section 1.5(b), the Purchase Price shall be increased or decreased pursuant to this Section 1.5(c) and the amount of such increase or decrease paid pursuant to this Section 1.5(c). If the Closing Net Working Capital Amount is greater than $10,000,000, PESI shall pay to Parent an amount equal to such excess, less the Estimated Net Working Capital Surplus, if any (such amount, the “Final Net Working Capital Surplus”). If the Final Closing Net Working Capital Amount is less than $10,000,000, then Parent shall pay to PESI an amount equal to such deficiency, less the Estimated Net Working Capital Deficiency, if any (such amount, the “Final Net Working Capital Deficiency”). Any Final Net Working Capital Deficiency or Final Net Working Capital Surplus shall bear interest at the prime rate of Citibank, N.A. in effect on the Closing Date commencing on the Closing Date through the date of payment and calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding, and shall be paid, together with such interest, by wire transfer of immediately available funds to an account designated in writing by the party to whom payment is owed.
1.6 Intentionally Omitted.
1.7 Closing; Closing Transactions. The closing (the “Closing”) of the transactions contemplated by this Agreement will take place at 10:00 a.m. (local time) on a date to be specified by the parties, which shall be no later than the second Business Day after satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Article VI (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be so satisfied or (to the extent permitted by applicable Law) waived by the party entitled to the benefit of those conditions on the Closing Date), at the offices of Conner & Winters, LLP, 1700 One Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102, or remotely via the exchange of documents and signatures, unless another time, date or place is agreed to in writing by the parties (such date upon which the Closing occurs, the “Closing Date”). For all purposes, the Closing shall be deemed to have occurred as of 12:01 a.m. on the Closing Date.
1.7.1	Parent’s Closing Deliveries. Subject to the conditions set forth in this Agreement, at or prior to the Closing, Parent shall deliver to PESI all closing deliverables set forth in Section 6.3.

1.7.2
PESI’s Closing Deliveries. Subject to the conditions set forth in this Agreement, at or prior to the Closing, PESI shall deliver to Parent or the Company, as appropriate, the closing deliverables set forth in Section 6.2 of this Agreement.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES REGARDING PARENT AND THE COMPANY
Parent and the Company, jointly and severally, hereby represent and warrant to PESI that, except as set forth in Parent’s disclosure letter delivered to PESI at or prior to the execution of this Agreement (the “Parent Disclosure Letter”), which letter has been arranged to correspond to the numbered and lettered Sections in this Article II, provided that disclosure of any item in any Section of the Parent Disclosure Letter shall not be deemed to be disclosed with respect to any other Section of this Article II:
2.1 Organization and Qualification; Company Subsidiaries.
(a) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Nevada and Parent is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware. Each of the Company and Parent has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Each Subsidiary of the Company (each, a “Company Subsidiary”, and collectively, “Company Subsidiaries”) (i) is duly incorporated and validly existing under the laws of its respective jurisdiction of organization, (ii) has the requisite corporate or other business entity power and authority to own or lease its properties and to carry on its business as it is now being conducted, and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary, in each case, except as has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 2.1(b) of the Parent Disclosure Letter sets forth a true and complete list of all of the Company Subsidiaries, the state of incorporation or formation of each Company Subsidiary and, as of the date hereof, the jurisdictions in which each Company Subsidiary is qualified or licensed to do business. Other than with respect to the Company Subsidiaries, the Company does not directly or indirectly own any equity interest in, or any interest convertible into or exchangeable or exercisable for, any equity interest in, any corporation, partnership, joint venture or other business entity.
2.2 Authority; Binding Nature of Agreement; Approval; Governing Documents.
(a) Parent and the Company have the requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement subject to the approval of this Agreement by the affirmative vote of the holders of a majority of the outstanding capital stock of Parent, with the holders of Parent’s Series I Convertible Preferred Stock and Parent’s Series H Convertible Preferred Stock, voting as a single class with the Parent Common Stock on an as-converted basis, and the affirmative vote of the holders of 66% of the issued and outstanding shares of Parent’s Series H Convertible Preferred Stock, voting as a separate class (the “Parent Required Votes”).
(b) The execution, delivery and performance of this Agreement by Parent and the Company and the consummation by Parent and the Company of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Parent and the Company (other than, the approval of this Agreement by the Parent Required Votes).
(c) This Agreement has been duly executed and delivered by Parent and the Company and, assuming the due authorization, execution and delivery hereof by PESI, constitutes a valid and binding obligation of Parent and the Company, enforceable against Parent and the Company in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting the rights or remedies of creditors and by general equitable principles (whether considered in a proceeding in equity or at law).

(d) The Parent Board, at a meeting duly called and held, duly adopted resolutions, among other things, (i) determining that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the stockholders of Parent and the Company, (ii) approving this Agreement and transactions contemplated hereby and all other corporate action required to be taken in connection with the consummation of the transactions contemplated hereby, (iii) directing that the approval of this Agreement be submitted to the stockholders of Parent for consideration, and (iv) recommending approval of this Agreement by the stockholders of Parent, which resolutions have not been, and will not be, subsequently rescinded, modified or withdrawn in any way.
(e) The Parent represents and warrants that it can obtain more than the number of holders of its capital stock necessary to obtain, the written consents of holders of its outstanding capital stock having not less than the minimum number of votes that would be necessary to obtain the Parent Required Votes to approve this Agreement and the transactions contemplated by this Agreement at a meeting at which all shares of Parent’s capital stock entitled to vote thereon were present and voted pursuant to Section 228 of the DGCL.
(f) Parent and the Company have heretofore made available to PESI true and complete copies of their respective certificates of incorporation and bylaws and the comparable organizational documents of each Company Subsidiary, each as amended to date. Such certificates of incorporation, bylaws and organizational documents are in full force and effect.
2.3 Capitalization.
(a) The authorized capital stock of the Company consists of 50,000,000 shares of Company Common Stock and 16,500,000 shares of Company Series A Preferred. As of the date of this Agreement, (i) 20 shares of Company Common Stock and 10,500,000 shares of the Company’s Series A Preferred are issued and outstanding, all of which were validly issued, fully paid and non-assessable, and none of which were issued in violation of any preemptive or similar rights of any Company securityholder, and (ii) no shares of Company Common Stock were held by the Company in its treasury. There are no outstanding (i) options, warrants or other rights, agreements, arrangements or commitments of any character obligating the Company or any Company Subsidiary to issue or sell any shares of capital stock of, or other equity interests in the Company or any Company Subsidiary, or (ii) agreements of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any Company Subsidiary.
(b) The authorized capital stock of the Parent consists of 2,000,000,000 shares of the Parent’s Common Stock, par value $0.001 per share (“Parent Common Stock”) and 10,000,000 shares of the Parent’s Preferred Stock. As of the date of this Agreement, Parent has issued and outstanding the following: (i) 54,491,449 shares of the Parent’s Common Stock, (ii) 1,000,000 shares of the Parent’s Series F Preferred Stock, (iii) 9,574 shares of the Parent’s Series H Preferred Stock, and (iv) 550,000 shares of the Parent’s Series I Preferred Stock, par value $0.01 per share (respectively, the “Series F Preferred Stock, Series H Preferred, and Series I Preferred”) and such shares of Preferred Stock are convertible into shares of the Parent’s Common Stock, subject to certain limitations. All of the shares of Series F Preferred Stock and Series H Preferred Stock are owned by Yorkville. In addition, Parent has issued (i) to Yorkville, warrants to purchase up to 85,133,333 shares of the Parent’s Common Stock under certain conditions, (ii) to the Management Investors, warrants to purchase up to 22,000,000 shares of Parent’s Common Stock, and (iii) to certain third parties, warrants to purchase up to 400,000 shares of Parent’s Common Stock.

(c) All of the issued and outstanding shares of capital stock of the Company and each Company Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and all outstanding shares of Company Common Stock are owned by Parent, free and clear of any Lien, other than Liens in favor of Yorkville and SunTrust Bank, and all outstanding shares of the Company Series A Preferred are owned by Parent, free and clear of any Liens, other than Liens in favor of Yorkville and SunTrust Bank. All outstanding capital stock of the Company Subsidiaries are owned by the Company, free and clear of any Lien other than Liens in favor of Yorkville and SunTrust Bank. None of the outstanding shares of capital stock or equivalent equity interest of the Company and the Company Subsidiaries were issued in violation of any preemptive or similar rights arising by operation of law, or under the charter, bylaws or other comparable organizational documents of the Company or any of the Company Subsidiaries or under any agreement to which the Company or any Company Subsidiary is a party. There are no outstanding bonds, debentures, notes, warrants, options, rights or other indebtedness of the Company or any Company Subsidiary having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which the Company’s stockholders may vote. As a condition to Closing of this Agreement by PESI, all Liens covering the capital stock of, and all Liens, other than Permitted Liens, covering the assets of, the Company and the Company Subsidiaries held by Yorkville and SunTrust Bank must be released and terminated in all respects on or prior to the Closing, with the terms of such release and termination to be reasonably satisfactory to PESI.
2.4 No Violation; Consents.
(a) Except as set forth on Section 2.4(a) of the Parent Disclosure Letter, the execution and delivery of this Agreement by each of Parent and the Company does not, and the consummation by Parent and the Company of the transactions contemplated hereby will not (i) conflict with or violate the certificate of incorporation and bylaws of Parent or the Company or the comparable organizational documents of any of the Company Subsidiaries, (ii) constitute a breach or violation of, a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, require consent under, or give rise to a right of termination, cancellation, creation or acceleration of any obligation, payment of any consent or similar fee, or to the loss of any benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of the Company Subsidiaries under, any indenture, mortgage, deed of trust, loan or credit agreement, note, bond, lease or other agreement, including any Company Material Contract, instrument or Permit to which Parent, the Company or any Company Subsidiary is a party or by which any of them or any of their respective properties are bound or subject, (iii) (assuming that the consents and approvals referred to in Section 2.4(b) are duly and timely obtained and that the adoption of this Agreement by the Parent Required Votes are obtained) conflict with or violate any Law or any order, judgment, decree or injunction (each, an “Order”) of any federal, state or local or foreign government, any court, administrative, regulatory or other governmental agency, commission or authority or any non-governmental United States or foreign self-regulatory agency, commission, body, entity or authority or any arbitral tribunal (each, a “Governmental Entity”) directed to Parent or the Company or any of the Company Subsidiaries or any of their properties, except, in the case of clause (ii) and (iii), for such conflicts, breaches, violations, consent requirements, terminations, obligations, fees, loss of benefits, defaults or Liens, that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Except for (i) obtaining the Parent Required Votes approving transactions contemplated by this Agreement pursuant to the laws of the State of Delaware, the Parent’s Certificate of Incorporation, the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and any other applicable U.S. state or federal securities laws and the laws of the State of Nevada, (ii) authorizations, consents, approvals or filings under any Environmental Laws relating to the transfer or issuance of Environmental Permits in connection with the Acquisition, and (iii) the consents, approvals, and authorizations listed on Section 2.4(b) of the Parent Disclosure Letter, no other consent, approval or authorization of, or registration with, any Governmental Entity or any third party is required to be obtained or made by Parent or the Company for the execution and delivery by Parent and the Company of this Agreement or the consummation by Parent or the Company of the transactions contemplated hereby.
2.5 Compliance With Laws. Except as set forth on Section 2.5 of the Parent Disclosure Letter, the Company and each Company Subsidiary is, and at all times since June 27, 2010, has been, in material compliance with all applicable Law and any Order of any Governmental Entity having jurisdiction over it.
2.6 Permits. The Company and the Company Subsidiaries hold all material licenses, permits, variances, consents, authorizations, waivers, grants, franchises, concessions, exemptions, registrations and approvals (“Permits”) from Governmental Entities or other Persons necessary for the conduct of their respective businesses as currently conducted. None of Parent, the Company nor any of the Company Subsidiaries has received written notice that any such Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and, to Parent’s Knowledge, there is no basis for any such termination, modification or nonrenewal. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any such Permit, or result in any termination, modification or nonrenewals thereof, except as have not, individually or in the aggregate, had, or could not be reasonably expected to have, a Material Adverse Effect.
2.7 Certain Business Practices.
(a) None of the Company, any of the Company Subsidiaries, to Parent’s or the Company’s Knowledge, any of their directors, officers, employees or agents, or Parent, or to Parent’s Knowledge, any of Parent’s Affiliates acting on behalf of the Company or any of the Company Subsidiaries, has, directly or indirectly, (i) made, authorized or offered any contribution, payment or gift of funds or property to any official, employee or agent of any Governmental Entity or (ii) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is or would be prohibited under any applicable anti-bribery or anti-corruption Law of any relevant jurisdiction covering a similar subject matter as in effect on or prior to the Closing applicable to the Company or any of the Company Subsidiaries or their respective operations.

(b) None of the Company or any of the Company Subsidiaries and to Parent’s and the Company’s Knowledge, none of their directors, officers, employees or agents, or Parent or any of their Affiliates acting on behalf of the Company or any of the Company Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (“FCPA”), including, without limitation, any action in furtherance of any offer, payment, promise to pay or authorization of the payment of any money or other property, or offer, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of FCPA, and the Company and the Company Subsidiaries and, to Parent’s Knowledge, the Company and the Company Subsidiaries have conducted their respective businesses in compliance with FCPA.
(c) To Parent’s and the Company’s Knowledge, the operations of the Company and the Company Subsidiaries are and have been at all times since April 1, 2008 conducted in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, “Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Entity or any arbitrator involving the Company or any of the Company Subsidiaries with respect to the Money Laundering Laws is pending or, to Parent’s or the Company’s Knowledge, threatened.
(d) None of the Company or any of the Company Subsidiaries or, to the Parent’s or the Company’s Knowledge, any Representatives or Affiliates of the Company or any Company Subsidiary is in violation of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
2.8 Financial Statements. The historical consolidated financial statements of the Company, together with the related schedules and notes thereto, for fiscal year ended June 27, 2010, together with the unaudited consolidated balance sheet of the Company as of March 31, 2011 (the “Most Recent Company Balance Sheet”) and unaudited statements of operations, cash flows and stockholders’ equity for the nine months ended March 31, 2011, together with notes thereto, which are attached to Section 2.8 of the Parent Disclosure Letter (collectively, the “Financial Statements”), present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates indicated and the operations, cash flows and stockholders’ equity of the Company and the Company Subsidiaries, on a consolidated basis, for the periods specified (except, in the case of Financial Statements, subject to normal inter-period and year-end adjustments that are not material in amount or significance in any individual case or in the aggregate). All of such Financial Statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as noted therein. Except as reflected in such historical financial statements, including the notes thereto, or as otherwise disclosed in the Financial Statements, neither the Company nor any of the Company Subsidiaries is a party to any material off-balance sheet arrangement (as defined in Item 303 of Regulation S-K of the Securities Act).

2.9 Absence of Certain Changes or Events. Since June 27, 2010, except as contemplated by this Agreement or disclosed in Section 2.9 of the Parent Disclosure Letter, each of the Company and the Company Subsidiaries has conducted its business only in the ordinary course consistent with past practice and there has not been any event, circumstance, change, occurrence or state of facts that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since June 27, 2010, except as contemplated by this Agreement or disclosed in Section 2.9 of the Parent Disclosure Letter, there has not been (u) any change by the Company in any of its Tax methods or elections or in any of its accounting methods, principles or practices materially affecting the consolidated assets, liabilities or results of operations of the Company and its consolidated Company Subsidiaries, except insofar as may have been required by a change in GAAP, applicable Law or regulatory guidelines, (v) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Company or any redemption, purchase or other acquisition for value of any of the Company’s capital stock, (w) any granting by the Company or any of the Company Subsidiaries of any increase in compensation or fringe benefits to any employee, officer or director (except for increases in the ordinary course of business consistent with past practice), or any payment by the Company or any of the Company Subsidiaries of any bonus (except for bonuses made in the ordinary course of business consistent with past practice), or any entry by the Company or any of the Company Subsidiaries into any contract (or amendment of an existing contract) to grant or provide severance, acceleration of vesting, termination pay or other similar benefits (except in the ordinary course of business consistent with past practice), (x) any revaluation by the Company or any of the Company Subsidiaries of any of their respective assets, including writing off notes or accounts receivable or any sale of assets of the Company or any of the Company Subsidiaries, in excess of $75,000 in the aggregate, (y) any sale, transfer or other disposition outside of the ordinary course of business of any material property or material assets (whether real, personal or mixed, tangible or intangible) by the Company or any of the Company Subsidiaries, or (z) any commitment or agreement with respect to the items described in the preceding clauses (u) through (y).
2.10 Absence of Undisclosed Liabilities. Except (a) as described on Section 2.10 to the Parent Disclosure Letter, (b) as reflected or reserved against in the Most Recent Company Balance Sheet, (c) for obligations arising under this Agreement and transactions contemplated by this Agreement, and (d) for Liabilities and obligations incurred since the date of the Most Recent Company Balance Sheet in the ordinary course of business consistent with past practice, to the Parent’s or Company’s Knowledge, neither the Company nor any of the Company Subsidiaries has any Liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, and whether due or to become due, that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as set forth on Section 2.10 of the Parent Disclosure Letter, notwithstanding anything herein to the contrary, neither the Company nor any of the Company Subsidiaries has any debts, obligations or Liabilities of any kind, absolute or contingent, due or owing to Yorkville. The Parent shall not permit the Company or any Company Subsidiary to enter into any debt, obligation or Liability of any kind to Yorkville.

2.11 Litigation.
Except as described in Section 2.11 of the Parent Disclosure Letter, (a) there is no action, suit, investigation or proceeding pending before or by any Person or, to Parent’s or the Company’s Knowledge, threatened, against the Company or any of the Company Subsidiaries or any of their respective assets, and (b) the Company and the Company Subsidiaries and their respective assets are not subject to any Order, except as would not, individually or in the aggregate, have a Material Adverse Effect.
2.12 Material Contracts.
(a) Except as otherwise disclosed in Section 2.12 of the Parent Disclosure Letter, neither the Company nor any Company Subsidiary is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral):
(i) which is an employment agreement between the Company or a Company Subsidiary, on the one hand, and any of its officers, directors or employees, on the other hand, excluding any unwritten agreement that provides de minimis working condition benefits and is terminable unilaterally by the Company or the Company Subsidiaries without liability;
(ii) which, upon the consummation of this Agreement and the transactions contemplated by this Agreement, will (either alone or upon the occurrence of any additional acts or events, including the passage of time) result in any material payment or benefit (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any right to any material payment or benefits, from the Company or any of the Company Subsidiaries to any officer, director, consultant, agent or employee of any of the foregoing;
(iii) which is a material contract (as defined in Item 601(b)(10)(i) or 601(b)(10)(ii) of Regulation S-K of the Securities Act) to be performed on or after the date of this Agreement;
(iv) except for intercompany transactions among the Company and the Company Subsidiaries in the ordinary course of business consistent with past practice, relating to the borrowing of money (including any guarantee thereof) or that is a mortgage, security agreement, capital lease or similar agreements, in each case in excess of $75,000 or that creates a Lien on any asset of the Company or any Company Subsidiary;
(v) relating to the sale of any of the assets or properties of the Company or any of the Company Subsidiaries, except inventory sold or to be sold in the ordinary course of the Company’s or the Company Subsidiaries’ business;

(vi) relating to the acquisition by the Company or any of the Company Subsidiaries of any assets, operating business or the capital stock of any other Person, except inventory purchased in the ordinary course of the Company’s or the Company Subsidiaries’ business;
(vii) which limits the ability of the Company or any Company Subsidiary to (x) compete in or conduct any line of business or compete with any Person or in any geographic area or distribution or sales channel, (y) sell, supply or distribute any service or product, or (z) offer or purchase the assets or equity securities of another Person, in each case, during any period of time;
(viii) which is a joint venture agreement, joint operating agreement, partnership agreement or other similar contract or agreement involving a sharing of profits and expenses with one or more other Persons;
(ix) which is a shareholder rights agreement or which otherwise provides for the issuance, registration or voting of any securities of the Company or any of the Company Subsidiaries; or
(x) which requires a consent to a change of control of the Company or any of the Company Subsidiaries or to an assignment of the contract, arrangement, commitment or understanding by the Company to another Person, as the case may be; or
(xi) other than those agreements listed in clauses (i) to (x) above, which provides for the annual aggregate payment or receipt by the Company or any of the Company Subsidiaries of amounts in excess of $75,000 individually within the next 12 months and is not terminable without premium or penalty on less than 30 days’ notice.
Each contract, arrangement, commitment or understanding of the type described in this Section 2.12(a) is referred to herein as a “Company Material Contract” and is listed in Section 2.12 of the Parent Disclosure Letters. The Company has made available to PESI true, complete and correct copies of each Company Material Contract.
(b) Each Company Material Contract is valid and binding and in full force and effect and the Company and each of the Company Subsidiaries has performed all obligations required to be performed by them to date under each Company Material Contract, the failure of which, individually or in the aggregate, have a Material Adverse Effect. Except as set forth on Section 2.12 of the Parent Disclosure Letter, and except for such matters as have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (i) none of Parent, the Company or any of the Company Subsidiaries has received written notice of, and to Parent’s or the Company’s Knowledge, there does not exist, any breach of or violation or default under any of the terms, conditions or provisions of any Company Material Contract and (ii) neither Parent, the Company nor any of the Company Subsidiaries has received written notice of, and to Parent’s or the Company’s Knowledge there does not exist, the desire of the other party or parties to any such Company Material Contract to exercise any rights such party has to cancel, terminate or repudiate such Company Material Contract or exercise remedies thereunder. Each Company Material Contract is enforceable by the Company or a Company Subsidiary in accordance with its terms, except as such enforcement may be subject to or limited by (x) bankruptcy, insolvency, reorganization, moratorium or other Laws, now or hereafter in effect, affecting creditors’ rights generally and (y) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(c) Except for the Company Credit Agreement and except as disclosed in Section 2.12 of the Parent Disclosure Letter, no agreement relating to any indebtedness for borrowed money of the Company or any of the Company Subsidiaries contains any restrictions (other than customary notice provisions) upon (i) the prepayment of any indebtedness of the Company or any of the Company Subsidiaries, (ii) the incurrence by the Company or any of the Company Subsidiaries of any indebtedness for borrowed money, or (iii) the ability of the Company or any of the Company Subsidiaries to grant any Lien on the properties or assets of the Company or any of the Company Subsidiaries. Under the terms of the Company Credit Agreement, the Company is permitted to prepay, upon 30 days prior written notice and without any form of prepayment penalty, all indebtedness outstanding thereunder and obtain a release of all Liens on the assets of the Company and the Company Subsidiaries which secure such indebtedness.
2.13 Customers and Suppliers. Section 2.13 of the Parent Disclosure Letter sets forth the 15 largest customers of the Company and the Company Subsidiaries (including, without limitation, primary contractors for which the Company or the Company Subsidiaries provide goods or services as subcontractors) by revenue for the fiscal year ended June 27, 2010, and for the eleven months ended May 31, 2011 (“Material Customers”). Since June 27, 2010, except as disclosed in Section 2.13 of the Parent Disclosure Letter, (a) no Material Customer of the Company or any of the Company Subsidiaries has canceled or terminated its relationship with the Company or any of the Company Subsidiaries, (b) no Material Customer of the Company or any of the Company Subsidiaries has overtly threatened in writing, and to Parent’s or the Company’s Knowledge, has not threatened to cancel or renegotiate, terminate (other than pursuant to the termination provisions contained in such currently existing agreements with such Material Customers) or modify (other than modifications in the ordinary course of performing a contract) its relationship with the Company or any of the Company Subsidiaries or its usage of the services of the Company or any of the Company Subsidiaries, and (c) the Company and the Company Subsidiaries have no direct or indirect ownership interest that is material to the Company and the Company Subsidiaries taken as a whole in any customer of the Company or any of the Company Subsidiaries.
2.14 Employee Benefit Plans.
(a) Section 2.14(a) of the Parent Disclosure Letter sets forth a true and complete list of all written and oral plans, programs, arrangements or agreements which the Company or any of the Company Subsidiaries either sponsor, maintain or contribute to or have any obligation to maintain or contribute to, or have any direct or indirect liability, whether contingent or otherwise, and under which any current or former officer or director, employee, leased employee or consultant (or their respective beneficiaries) of the Company or the Company Subsidiaries has any present or future right to receive any pension, profit-sharing, savings, retirement, employment or consulting (excluding any unwritten agreement that provides de minimis working condition fringe benefits and is terminable unilaterally by the Company or any of the Company Subsidiaries without liability), severance pay, termination, executive compensation, incentive compensation, deferred compensation, bonus, stock purchase, stock option, phantom stock or other equity-based compensation, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company is the owner, the beneficiary, or both), Code Section 125 “cafeteria” or “flexible” benefit plans, employee loan, educational assistance or other similar benefit plans, policies or arrangements (each a “Company Employee Benefit Plan”). The Company Employee Benefit Plans include, without limitation, any (i) “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) other employee benefit plans, agreements, programs, policies, arrangements or payroll practices, whether or not subject to ERISA (including any funding mechanism therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise).
(b) Except as described in Section 2.14(b) of the Parent Disclosure Letter, the Company, its Subsidiaries and its ERISA Affiliates do not maintain, contribute or have any liability, whether contingent or otherwise, with respect to, and have not within the preceding six years maintained, contributed or had any liability, whether contingent or otherwise, with respect to any employee benefit plan, program, agreement or arrangement (including, for such purpose, any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, which the Company, the Company Subsidiaries or an ERISA Affiliate previously maintained or contributed to within such preceding six years), that is, or has been, (i) subject to Title IV of ERISA (a “Title IV Plan”) or Section 412 of the Code, (ii) maintained by more than one employer within the meaning of Section 413(c) of the Code, (iii) subject to Sections 4063 or 4064 of ERISA, (iv) a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA, (v) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA, (vi) funded by a voluntary employees’ beneficiary association within the meaning of Section 501(c)(9) of the Code or (vii) an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA and that is not intended to be qualified under Section 401(a) of the Code. For purposes of this Section 2.14, “ERISA Affiliate” means any Person that would be considered a single employer with the Company under Sections 414(b), (c), (m) or (o) of the Code.
(c) Each Company Employee Benefit Plan has been established and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and all other applicable Laws. All reports, returns, notices and other documentation with respect to each Company Employee Benefit Plan that are required to have been filed with or furnished to the Internal Revenue Service (the “IRS”), the United States Department of Labor (“DOL”) or any other Governmental Entity, or to the participants or beneficiaries of such Company Employee Benefit Plan, have been filed or furnished on a timely basis, or there is a remaining period of time in which to timely file. Each Company Employee Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter or is subject to an opinion letter from the IRS to the effect that the Company Employee Benefit Plan satisfies the requirements of Section 401(a) of the Code and that its related trust is exempt from taxation under Section 501(a) of the Code, and to Parent’s or the Company’s Knowledge, there are no facts or circumstances that could reasonably be expected to cause the loss of such qualification or the imposition of any material liability, penalty or tax under ERISA, the Code or any other applicable Laws. Other than routine claims for benefits, no Liens, lawsuits or complaints to or by any Person or Governmental Entity have been filed against any Company Employee Benefit Plan or the Company with respect to any Company Employee Benefit Plan or, to Parent’s or the Company’s Knowledge, against any other Person relating to a Company Employee Benefit Plan and, to Parent’s or the Company’s Knowledge, no such Liens, lawsuits or complaints are contemplated or threatened with respect to any Company Employee Benefit Plan or the Company with respect to any Company Employee Benefit Plan. No individual who has performed services for the Company has been improperly excluded from participation in any Company Employee Benefit Plan. The Company has not initiated any proceedings pursuant to the IRS Employee Plans Compliance Resolution System (currently set forth in Revenue Procedure 2008-50), the Company has made the required payments and filings necessary to satisfy the requirements of the DOL’s Delinquent Filer Voluntary Fiduciary Correction Program and the DOL’s Voluntary Fiduciary Compliance Program with respect to all returns, reports or other documentation required to have been filed with the IRS or the DOL and that initially were not properly filed, and there are no audits or similar proceedings pending with the IRS or the DOL with respect to any Company Employee Benefit Plan.
(d) For each Title IV Plan set forth in Sections 2.14(a) and (b) of the Parent Disclosure Letter, as of the last day of the most recent plan year ended prior to the date hereof, there is no “amount of unfunded benefit liabilities,” as defined in Section 4001(a)(18) of ERISA, and there has been no material change in the financial condition of any such Title IV Plan since the last day of its most recent fiscal year.
(e) There has been no “reportable event,” as that term is defined in Section 4043 of ERISA and the regulations thereunder, with respect to any Title IV Plan set forth in Sections 2.14(a) and (b) of the Parent Disclosure Letter that would require the giving of notice or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a reportable event.
(f) Neither the Company nor any ERISA Affiliate has terminated any Title IV Plan set forth in Sections 2.14(a) and (b) within the last six years or incurred any outstanding liability under Section 4062 of ERISA to the Pension Benefit Guaranty Corporation (the “PBGC”), or to a trustee appointed under Section 4042 of ERISA, which could result in liability of the Company or any of the Company Subsidiaries. All premiums due the PBGC with respect to the Title IV Plans set forth in Sections 2.14(a) and (b) of the Parent Disclosure Letter have been paid. Neither the Company nor any ERISA Affiliate has filed a notice of intent to terminate any Title IV Plan set forth in Section 2.14(a) of the Parent Disclosure Letter and has not adopted any amendment to treat such Title IV Plan as terminated. The PBGC has not instituted or, to Parent’s or the Company’s Knowledge, threatened to institute, proceedings to treat any Title IV Plan set forth in Sections 2.14(a) and (b) of the Parent Disclosure Letter as terminated. No event has occurred or circumstance exists that may constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan set forth in Sections 2.14(a) and (b) of the Parent Disclosure Letter.

(g) Neither the Company nor any of its ERISA Affiliates or organizations to which the Company or an ERISA Affiliate is a successor, within the meaning of Section 4069(b) of ERISA, has engaged in any transaction described in Sections 4069 or 4212(c) of ERISA.
(h) Neither the Company nor, to Parent’s or the Company’s Knowledge, any other “party in interest” or “disqualified person” with respect to any Company Employee Benefit Plan has engaged in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code involving such Company Employee Benefit Plan which, individually or in the aggregate, could reasonably be expected to subject the Company to a tax or penalty imposed by Section 4975 of the Code or Sections 501, 502 or 510 of ERISA. To Parent’s or the Company’s Knowledge, no fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply with the requirements of ERISA, the Code or any other applicable Laws in connection with the administration or investment of the assets of any Company Employee Benefit Plan.
(i) All liabilities or expenses of the Company which have not been paid in respect of any Company Employee Benefit Plan have been properly accrued as a Liability on the Company’s Financial Statements in compliance with GAAP. All contributions (including all employer contributions and employee salary reduction contributions) or premium payments required to have been made under the terms of any Company Employee Benefit Plan, or in accordance with applicable Law, have been timely made or reflected on the Company’s financial statements in accordance with GAAP.
(j) Neither the Company nor any Company Subsidiary has any obligation to provide or make available any post-employment benefit under any Company Employee Benefit Plan which is a “welfare plan” (as defined in Section 3(1) of ERISA) (“Welfare Plan”) for any current or former officer, director, employee, leased employee, consultant or agent (or their respective beneficiaries) of the Company or any of the Company Subsidiaries, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) or other applicable Law, and at no expense to the Company or any Subsidiary of the Company except as imposed by applicable Law.
(k) Except for as described in Section 2.14(k) of the Parent Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) (i) result in any payment becoming due, or increase the amount of any compensation due, to any current or former officer, director, employee, leased employee, consultant or agent (or their respective beneficiaries) of the Company or any of the Company Subsidiaries; (ii) increase any benefits otherwise payable under any Company Employee Benefit Plan; (iii) result in the acceleration of the time of payment or vesting of any such compensation or benefits; (iv) result in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code; or (v) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment,” as defined in Section 280G(b)(1) of the Code. No current or former officer, director, employee, leased employee, consultant or agent (or their respective beneficiaries) has or will obtain a right to receive a gross-up payment from the Company with respect to any excise taxes that may be imposed upon such individual pursuant to Section 409A of the Code, Section 4999 of the Code or otherwise.

(l) Parent has made available to PESI with respect to each Company Employee Benefit Plan, to the extent applicable: (i) the most recent documents constituting the Company Employee Benefit Plan and all amendments thereto; (ii) any related trust agreement or other funding instrument and all other material contracts currently in effect with respect to such Company Employee Benefit Plan (including all administrative agreements, group insurance contracts and group annuity contracts); (iii) the most recent IRS determination or opinion letter; (iv) the most recent summary plan description, summary of material modifications and any other written communication (or a written description of any oral communications) by the Company to its employees concerning the extent of the benefits provided under a Company Employee Benefit Plan; (v) the three most recent (x) Forms 5500 and attached schedules, and (y) audited financial statements; and (vi) for the last three years, all correspondence with the IRS, the DOL and any other Governmental Entity regarding the operation or the administration of any Company Employee Benefit Plan.
(m) Neither the Company nor any of the Company Subsidiaries has any contract or commitment, whether legally binding or not, to create any additional employee benefit or compensation plans, policies or arrangements relating to the Company or any of the Company Subsidiaries or, except as may be required by Law, to modify any Company Employee Benefit Plan.
(n) No disallowance of a deduction under Section 162(m) of the Code for any amount paid or payable by the Company or any Company Subsidiaries has occurred or is reasonably expected to occur. All Company Employee Benefit Plans that are subject to Section 409A of the Code are in compliance with the requirements of such Code Section and regulations thereunder.
(o) Parent, the Company, the Parent Board, the Company Board or Parent’s compensation committee have taken all actions necessary under the Company’s 2008 Equity Incentive Plan and each other incentive program providing for the issuance of Company Common Stock or rights thereto or equivalents therein (the “Company Stock Plans”) and the award agreements thereunder to terminate all options or other awards granted under the Company Stock Plan and to terminated the Company Stock Plan without any liability to the Company or any Company Subsidiary, and Parent and the Company have made or will make available to PESI all documentation relating to such actions.
(p) Neither the Company nor any Company Subsidiary is liable to any employee under any agreement (written or otherwise) providing for payment by the Company or any Company Subsidiary to the employee immediately prior to or on or after the Closing for any cash amount set forth in such agreement in exchange for the waiver by the employee of all of the employee’s rights and benefits under the employee’s existing contractual agreements with the Company and any of the Company Subsidiaries.
(q) Upon the expiration of the term of the contract between SEC Radcon Alliance, LLC with Bechtel Jacobs Company, LLC, with respect to services provided to the Department of Energy, SEC Radcon Alliance, LLC may incur withdrawal liability under ERISA §4201 with respect to the Betchel Jacobs Company LLC Pension Plan. The 2010 Annual Funding Notice for the Betchel Jacobs Company LLC Pension Plan states that as of January 1, 2010, the plan’s funded percentage is 82.46%.

2.15 Properties.
(a) Section 2.15(a) of the Parent Disclosure Letter sets forth a true and complete list of all real property, facilities and office space leased or subleased by or from the Company and the Company Subsidiaries having an annual payment, individually, in excess of $50,000, together with the physical address of and primary use for each such property. The Company and the Company Subsidiaries do not own any real property.
(b) Each of the Company and the Company Subsidiaries has a valid leasehold interests or other comparable contract right in, all its real properties and other assets necessary for the conduct of its business as currently conducted, except as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants and similar encumbrances that, individually or in the aggregate, have not materially interfered with, and could not reasonably be expected to materially interfere with, its ability to conduct its business as presently conducted. All such properties and other assets, other than properties and other assets in which the Company or any of the Company Subsidiaries has a leasehold interest or other comparable contract rights, are free and clear of all Liens, except for Permitted Liens and certain Liens described in Section 2.15(b) of the Parent Disclosure Letter which were granted pursuant to the Company Credit Agreement and which will be discharged upon payment of the indebtedness outstanding under the Company Credit Agreement on or prior to the Closing. Except for any violations or non-compliances which could, individually or in the aggregate, not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of the Company Subsidiaries is in violation of any covenant, or not in compliance with any condition, restriction, zoning, land use Law or Lien, affecting any leased real property.
(c) Each of the Company and the Company Subsidiaries has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all leases to which the Company or any of the Company Subsidiaries is a party and under which it is in occupancy are in full force and effect, except for any such failures to be in full force and effect that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and the Company Subsidiaries is in possession of the properties or assets purported to be leased under all its material leases.
(d) All items of operating equipment owned or leased by the Company and the Company Subsidiaries are in good condition, ordinary wear and tear excepted. Neither the Company nor any of the Company Subsidiaries has delivered, within the last twelve months, a notice to the landlord of any leased real property complaining about the physical condition of such leased real property.

2.16 Taxes.
(a) Except as otherwise disclosed in Section 2.16 of the Parent Disclosure Letter, (i) the Company and the Company Subsidiaries have filed all Returns required to be filed by or with respect to the Company and the Company Subsidiaries in accordance with all applicable Laws and all such returns are true, correct and complete in all material respects; (ii) the Company and the Company Subsidiaries have timely paid or deposited in full all Taxes due or claimed to be due, except for those Taxes being contested in good faith and for which adequate reserves have been established in the Financial Statements of the Company, and listed as a Liability in the Financial Statements; (iii) all Employment and Withholding Taxes and any other material amounts required to be withheld from any employee, contractor, customer, shareholder or other Person with respect to Taxes have been withheld and either duly and timely paid to the proper Governmental Entity or properly set aside in accounts for such purpose in accordance with applicable Laws; and (iv) all sales or transfer Taxes required to be collected by the Company or any of the Company Subsidiaries have been duly and timely collected, or caused to be collected, and either duly and timely remitted to the proper Governmental Entity or properly set aside in accounts for such purpose in accordance with applicable Laws. The charges, accruals and reserves for Taxes with respect to the Company and the Company Subsidiaries are reflected as Liabilities in the Most Recent Company Balance Sheet and are adequate under GAAP to cover Tax liabilities accrued through the date of such balance sheets, and no deficiencies for any material Taxes have been asserted or assessed, or, to Parent’s or the Company’s Knowledge, proposed, against the Company or any of the Company Subsidiaries that have not been paid in full, except for those Taxes being contested in good faith and for which adequate reserves have been established in such balance sheet. There is no judicial or administrative action, suit, proceeding, investigation, audit or claim underway, pending or, to Parent’s or the Company’s Knowledge, threatened or scheduled to commence, against or with respect to the Company or any of the Company Subsidiaries in respect of any material Tax.
(b) Neither the Company nor any of the Company Subsidiaries has any liability for Taxes under Treasury Regulations Section 1.1502-6 or any similar provision under the Laws of the United States, any foreign jurisdiction or any state or locality.
(c) Other than any tax sharing agreements with Parent to be terminated as of the Closing, there are no Tax sharing, allocation, indemnification or similar agreements (other than such an agreement or arrangement exclusively between or among the Company and the Company Subsidiaries and other than customary Tax indemnifications contained in credit or similar agreements) in effect as between the Company or any of the Company Subsidiaries or any predecessor or affiliate of any of them and any other Person under which the Company or any of the Company Subsidiaries could be liable for any Taxes of any Person other than the Company or any Subsidiary of the Company; provided, however, that the Company and the Company Subsidiaries file a consolidated income tax return with Parent.
(d) Neither Parent, the Company nor any of the Company Subsidiaries has made an election under former Section 341(f) of the Code, prior to repeal by the Jobs and Growth Tax Relief Act of 2003 (P.L. 108-27), which effect, directly or indirectly, the Company or any of the Company Subsidiaries.
(e) Neither Parent, the Company nor any of the Company Subsidiaries has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes owing by the Company or the Company Subsidiaries or the time with respect to the filing of any Tax Return relating to any Taxes owing by the Company or the Company Subsidiaries.

(f) There are no Liens for Taxes on any asset of the Company or the Company Subsidiaries, except for Liens for Taxes being contested in good faith and for which adequate reserves are reflected in the Financial Statements and such are noted as a Liability in the Financial Statements.
(g) Neither the Company nor any of the Company Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Entity with respect to any material Taxes, nor is any such request outstanding.
(h) Each of the Company and the Company Subsidiaries has disclosed on its Returns all material positions taken therein that could give rise to a “substantial understatement of income tax” within the meaning of Section 6662 of the Code.
(i) Neither the Company nor any of the Company Subsidiaries has entered into, has any Liability in respect of, or has any filing obligations with respect to, any transaction that constitutes a “reportable transaction,” as defined in Treasury Regulations Section 1.6011-4(b)(1).
(j) Neither the Company nor any of the Company Subsidiaries (i) will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of the installment method of accounting, the long-term contract method of accounting, the cash method of accounting or any change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(a) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) or (ii) is a party to a “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date.
(k) Except as shall occur in connection with the Acquisition, no ownership change (within the meaning of Section 382(g) of the Code) has occurred for the Company or any of the Company Subsidiaries that has caused or will cause a Section 382 limitation (within the meaning of Section 382(b) of the Code) to become applicable.
(l) Neither the Company nor any of the Company Subsidiaries has distributed the stock of any corporation, or had its stock distributed by another Person, in a transaction satisfying or intended to satisfy the requirements of Code Section 355 or Section 361. Neither the Company nor any of the Company Subsidiaries has been, within the past two years, a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code), and neither the Company nor any of the Company Subsidiaries has been, within the past two years or otherwise, a party to a “plan (or series of related transactions)” (within the meaning of Section 355(e) of the Code) of which the Acquisition is a part, in which the Company or any of the Company Subsidiaries is a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code.

(m) Parent and the Company have made available to PESI correct and complete copies of (i) all U.S. federal and state Returns of Parent, the Company and the Company Subsidiaries relating to taxable periods ending on or after December 31, 2004, filed through the date hereof, (ii) any audit report (or notice of proposed adjustment to the extent not included in an audit report) within the last three years relating to any material Taxes due from or with respect to the Company or any of the Company Subsidiaries, and (iii) any substantive correspondence and memoranda relating to the matters described in clause (ii) of this Section 2.16(m).
(n) Neither the Company nor any of the Company Subsidiaries is obligated to make any payment of any salary or compensation that is not deductible under Section 162(a) of the Code or that is an “excess parachute payment” as defined in Section 280G of the Code.
(o) Each of the Company’s Subsidiaries is a United States person for purposes of the Code.
(p) Other than Safety and Ecology Corporation Limited, a United Kingdom corporation, neither the Company nor any of the Company Subsidiaries is or has ever been a Real Property Holding Corporation within the meaning of Section 897(c)(2) of the Code.
2.17 Environmental Matters. Except as described in Section 2.17 of the Parent Disclosure Letter:
(a) Each of the Company and the Company Subsidiaries is in compliance with all applicable Laws relating to (i) the protection of human health, welfare, the environment, natural resources, plant or animal life, or ecological systems, (ii) worker or public safety, (iii) the use, generation, handling, treatment, storage, disposal, discharge, release, emission, transportation of or exposure to Hazardous Materials), including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. § 9601, et seq. (“CERCLA”), the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901, et seq., the Clean Air Act, 42 U.S.C. § 7401, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251, et seq., the Oil Pollution Act of 1990, 33 U.S.C. § 2701, et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Endangered Species Act, 16 U.S.C. § 1531 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., and the Atomic Energy Act, 42 U.S.C. § 2011 et seq., as each has been amended, and the regulations promulgated or directives issued pursuant thereto, as well as any analogous applicable international, foreign, state or local Laws (collectively, “Environmental Laws”).
(b) Each of the Company and the Company Subsidiaries has obtained all Permits required for the operations of the Company and the Company Subsidiaries under all applicable Environmental Laws (“Environmental Permits”), and made all filings and maintained all material data, documentation and records as required under such Permits and all applicable Environmental Laws, and all such Permits and filings remain in full force and effect. Neither the Company nor any of the Company Subsidiaries is in default or violation, nor has received from any Governmental Entity any written, or to the Parent’s or the Company’s Knowledge, any verbal notice of default, nor, to Parent’s or the Company’s Knowledge, has any event occurred which, with notice or the lapse of time or both, could reasonably be expected to constitute a material default or violation, of any term, condition or provision of any such Permit to which it is a party or by which it is bound or of any term, condition or provision under any contract or agreement to which it is a party or by which it is bound establishing environmental, health or safety obligations. Section 2.17(b) of the Parent Disclosure Letter contains a true and complete list of all Environmental Permits now held by the Company and the Company Subsidiaries, and true and complete copies of such Permits have been made available to PESI.

(c) Except as described in Section 2.17(c) of the Parent Disclosure Letter, to Parent’s or the Company’s Knowledge, there are no conditions or circumstances related to any property currently or formerly owned or leased by the Company or any of the Company Subsidiaries or on which the Company or any of the Company Subsidiaries conducts or conducted any operations and which conditions or circumstances arise or arose from the operations of the Company, or for which the Company or any of the Company Subsidiaries have otherwise assumed responsibility that could reasonably be expected to subject any of them to liability or obligations under Environmental Laws, that could reasonably be expected to result in a material fine or penalty, material expenditure, or material impact on operations of the Company and the Company Subsidiaries taken as a whole.
(d) To Parent’s or the Company’s Knowledge, no Hazardous Material has been released into the environment on or from any property currently or formerly owned or leased by the Company or the Company Subsidiaries which is required, under applicable Environmental Laws or the terms of any Permit or contract to which the Company or any of the Company Subsidiaries is a party or is bound, to be investigated, abated, remediated by the Company or any of the Company Subsidiaries or would otherwise impose a Cleanup obligation on the Company or any of the Company Subsidiaries.
(e) No Governmental Entity or other Person has asserted in writing or, to Parent’s or the Company’s Knowledge, threatened or has grounds to assert a claim, make a demand, or institute any administrative proceeding, enforcement action, lawsuit, investigation or other proceeding against, the Company or any of the Company Subsidiaries relating to a failure to comply with Environmental Laws in any material respect that could reasonably be expected to result in a material fine or penalty, material expenditure, or material impact on operations.
(f) Neither the Company nor any of the Company Subsidiaries has received any written notice of violation or compliance orders or complaints under applicable Environmental Laws from any Governmental Entity or other Person that has not been resolved.
(g) Neither the Company nor any of the Company Subsidiaries (nor to Parent’s or the Company’s Knowledge, any predecessor of the Company or any of the Company Subsidiaries) has used any waste disposal site, or otherwise disposed of, transported, or arranged for the transportation of, any Hazardous Materials to any place or location (i) in material violation of any Environmental Laws, (ii) listed on the “National Priorities List” established under CERCLA or any comparable list of sites under the laws of states or foreign jurisdictions, or (iii) in a manner that has given or would reasonably expected to give rise to material liabilities pursuant to any Environmental Laws. Section 2.17(g) of the Parent Disclosure Letter contains a true and complete list of all disposal sites or facilities owned or leased by Persons other than the Company and the Company Subsidiaries which have been used by the Company or the Company Subsidiaries for the disposal of any Hazardous Materials.

(h) Except as described in the Environmental Reports described in Section 2.17(h), there are, to the Knowledge of Parent or the Company, no past or present conditions, events, circumstances, facts, activities, practices, incidents, actions, omissions or plans that could reasonably be expected to give rise to any material liability on the Company or any of the Company Subsidiaries under applicable Environmental Laws.
(i) Section 2.17(i) of the Parent Disclosure Letter contains a true and complete list of all material environmental assessments, material audits, and any other material reports, studies, analyses, tests, or monitoring possessed or initiated by the Company or the Company Subsidiaries (all, collectively, “Environmental Reports”) in connection with or pertaining to compliance with, or potential liability under, any Environmental Laws at property owned or leased by the Company or any of the Company Subsidiaries. The Company has delivered, or made available, to PESI true and complete copies of such Environmental Reports.
(j) Section 2.17(j) of the Parent Disclosure Letter contains a true and complete list of all guaranties, performance bonds, letters of credit, insurance policies and other forms of financial assurance which have been provided by the Company and the Company Subsidiaries to any Governmental Entity and are now outstanding in connection with each Environmental Permit now held by the Company or any of the Company Subsidiaries.
2.18 Labor Matters; Employees.
(a) Except as described in Section 2.18(a) of the Parent Disclosure Letter, (i) none of the Company or any of the Company Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of the Company Subsidiaries, (ii) none of the employees of the Company or any of the Company Subsidiaries are represented by any labor organization, and (iii) to Parent’s or the Company’s Knowledge, there are no current union organizing activities among the employees of the Company or any of the Company Subsidiaries.
(b) Except as described in Section 2.18(b) of the Parent Disclosure Letter, none of the Company or any of the Company Subsidiaries is, or since June 30, 2008 has been, subject to any pending or, to Parent’s or the Company’s Knowledge, threatened, (i) labor strike, dispute, slowdown, work stoppage or lockout, (ii) written notice or written claim asserting that the Company or any of the Company Subsidiaries is not in compliance with any applicable Law respecting employment and employment practices, terms and conditions of employment, wages, hours of work, or occupational safety and health practices, (iii) unfair labor practice charge or complaint against the Company or any of the Company Subsidiaries before the National Labor Relations Board or any similar state or foreign agency, (iv) grievance or arbitration proceeding arising out of any collective bargaining agreement or other grievance procedure relating to the Company or any of the Company Subsidiaries, (v) citation issued by the Occupational Safety and

Health Administration or any other similar foreign, federal or state agency relating to the Company or any of the Company Subsidiaries, (vi) claim submitted to a Governmental Entity or an investigation or other proceeding by a Governmental Entity, whether initiated by an employee or Governmental Entity, with respect to employment, terms or conditions of employment or working conditions, including any charges submitted to the Equal Employment Opportunity Commission or state employment practice agency, audits by the DOL or state agency with respect to wages and hours of work or investigations regarding Fair Labor Standards Act compliance, audits by the Office of Federal Contractor Compliance Programs, or workers’ compensation claims, or (vii) claim, suit, action or governmental investigation, in respect of which any director, officer, employee or agent of the Company or any Company Subsidiary is or may be entitled to claim indemnification from the Company or any Company Subsidiary.
(c) Each of the Company and the Company Subsidiaries is in compliance with all applicable Law respecting employment and employment practices, terms and conditions of employment, wages, hours of work, occupational safety and health and unfair labor practices. None of the Company or any Company Subsidiary has any liabilities under the Worker Adjustment and Retraining Act and the regulations promulgated thereunder (the “WARN Act”) or any similar Law as a result of any action taken by the Company or any of the Company Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(d) Section 2.18(d) of the Parent Disclosure Letter contains a true, complete and correct list of the names of all directors and officers of the Company and each of the Company Subsidiaries, together with such Person’s position or function. The Company has previously made available to PESI true and correct information with respect to each such officer’s annual base salary or wages, target bonus percentage and amount for 2009, 2010, and 2011, and any of the Company Subsidiaries currently estimated severance payment due as a result of the Acquisition, assuming such Person’s employment is terminated in connection therewith.
2.19 Affiliate Transactions. Section 2.19 of the Parent Disclosure Letter contains a true, complete and correct list of all agreements, contracts, transfers of assets or liabilities or other commitments or transactions (other than Company Employee Benefit Plans described in Section 2.14 of the Parent Disclosure Letter and the Company Material Contracts), whether or not entered into in the ordinary course of business, between the Company or any of the Company Subsidiaries, on the one hand, and any of their respective Affiliates (other than the Company or any of its Company Subsidiaries) on the other hand, that (i) are currently pending, in effect or have been in effect at any time since June 30, 2008 or (ii) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or could be material to the Company and the Company Subsidiaries taken as a whole. Each such agreement, contract, transfer of assets or liabilities or other commitment or transaction contains terms no less favorable to the Company or to such Company Subsidiary than could be obtained with an unaffiliated third party on an arm’s-length basis.

2.20 Disclosure Controls and Procedures.
(a) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that Parent files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the U.S. Securities and Exchange Commission (the “SEC”) and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Parent required under the Exchange Act with respect to such reports. Since January 1, 2008, Parent has not identified, and has not been advised by its independent auditors as to, any “significant deficiencies” or “material weaknesses” in the Company’s or any of the Company Subsidiaries’ internal controls as contemplated under Section 404(a) of the Sarbanes-Oxley Act of 2002 (“SOX”).
(b) Except as disclosed on Section 2.20 of the Parent Disclosure Letter, since June 27, 2010, none of the Company, any of the Company Subsidiaries nor the auditor or accountant of the Company or any of the Company Subsidiaries has received any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of the Company Subsidiaries, including any material complaint, allegation, assertion or claim that the Company or any of the Company Subsidiaries has a `significant deficiency” or “material weakness” (as such terms are defined in the Public Company Accounting Oversight Board’s Auditing Standard No. 2, as in effect on the date hereof) in the Company’s or such Subsidiary’s internal control over financial reporting.
2.21 Insurance. Section 2.21 of the Parent Disclosure Letter lists each insurance policy (including fire and casualty, general liability, workers’ compensation, employment practices, liability, pollution liability, directors and officers and other liability policies) owned by the Company or any of the Company Subsidiaries or which names the Company or any of the Company Subsidiaries as an insured (or loss payee) or self-insurance arrangements that are currently in effect, and the Company has made available to PESI a true and complete copy of each such policy or the binder therefore, but excluding any such policy maintained in connection with a Company Employee Benefit Plan made available pursuant to Section 2.14(l). Each such policy is in full force and effect, is in such amount and covers such losses and risks as is reasonable, in the judgment of senior management of the Company, to protect the properties and businesses of the Company and the Company Subsidiaries, and all premiums due under each such policy have been paid. With respect to each such insurance policy, none of the Company, any of the Company Subsidiaries or, to Parent’s and the Company’s Knowledge, any other party to the policy is in breach or default thereunder (including with respect to the payment of premiums or the giving of notices), and to Parent’s and the Company’s Knowledge, no event has occurred that (with notice or the lapse of time or both) would constitute such a breach or default or permit termination under the policy, except for such breaches or defaults which have not had or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Company or any of the Company Subsidiaries has been refused to purchase any insurance with respect to its assets or operations since April 1, 2008.

2.22 Intellectual Property.
(a) Schedule 2.22(a) of the Parent Disclosure Letter (i) lists all U.S., international and foreign patents, published patent applications, trademark and service mark applications and registrations, copyright registrations (the “Registered IP”), as well as custom software (not including off-the-shelf software) which are part of the Company IP and are owned or licensed by the Company or any Company Subsidiary or are material to the business of the Company or any Company Subsidiary as currently conducted, (ii) indicates the owner of the Registered IP, (iii) lists all agreements (excluding shrinkwrap or other similar licenses with respect to off-the-shelf-software) whereby the Company or any Company Subsidiary has the legal right to use any Company IP which the Company or any Company Subsidiary does not own, and (iv) lists all agreements whereby the Company or any of the Company Subsidiaries has granted to any Person the right to use any Company IP that the Company or any Company Subsidiary owns.
(b) The Company or the Company Subsidiaries owns or has the legal right to use, free and clear of all Liens, all the Company IP, in each case free of any claims or infringements known to the Company or any of the Company Subsidiaries. The Registered IP identified on Section 2.22(a) of the Parent Disclosure Letter as being owned by the Company or a Company Subsidiary is owned by either the Company or such Company Subsidiary. No consent of any Person will be required for the use of any of the Company IP by PESI or any of its Subsidiaries in connection with the conduct of the business now being conducted by the Company and the Company Subsidiaries. No governmental registration of any of the Registered IP has lapsed or expired or been canceled, abandoned, opposed or the subject of any reexamination request, and the Company and each of the Company Subsidiaries has diligently protected its legal rights to the Company IP, including paying all fees and meeting all deadlines reasonably necessary to maintain the Registered IP. To the Knowledge of Parent, the Company and the Management Investors, the Company IP is sufficient to enable the Company and all of the Company Subsidiaries, following the Acquisition, to operate the business of the Company and the Company Subsidiaries as currently conducted.
(c) There is no prohibition or restriction invoked by a Governmental Entity on the use of any of the Company IP, except for any prohibitions or restrictions imposed by any Law pursuant to which such Company IP has been established, and no Claim against the Company or any of the Company Subsidiaries regarding any Company IP is pending or, to Parent’s or the Company’s Knowledge, threatened. To Parent’s or the Company’s Knowledge, no Person is infringing or misappropriating the Company IP, and to Parent’s or the Company’s Knowledge, no product or service of the Company or any of the Company Subsidiaries infringes or misappropriates the Intellectual Property of any Person. Neither Parent, the Company nor any of the Company Subsidiaries has received any written charge, complaint, claim or notice alleging any infringement, misappropriation or violation by the Company or any of the Company Subsidiaries of the Intellectual Property of any Person or alleging that the operation of the business of the Company or any of the Company Subsidiaries as currently conducted requires a license to the Intellectual Property of any Person. Neither Parent, the Company nor any of the Company Subsidiaries has received any charge, complaint, claim or notice that any of the Registered IP is unenforceable or invalid.

(d) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) constitute a breach of any instrument or agreement governing any Company IP other than consents required for licenses, (ii) cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company IP or (iii) to Parent’s or the Company’s Knowledge, otherwise impair the right of PESI, the Surviving Entity or their Subsidiaries, following the Acquisition, to use or otherwise exploit, assert or enforce any Company IP.
(e) No employee of the Company or any of the Company Subsidiaries has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning such employee’s work to anyone other than the Company or the Company Subsidiaries. Each Person who has participated in the authorship, invention or creation of Company IP (other than those rights required to be listed pursuant to Section 2.22(a)(iii)) has entered into an agreement with the Company or the applicable Company Subsidiary assigning all rights, title and interests in such Company IP to the Company or such Subsidiary. Neither the Company nor any of the Company Subsidiaries has received written notice from any of its current or prior directors, officers, employees, consultants or contractors claiming to have an ownership interest in any of the Company IP and, to Parent’s or the Company’s Knowledge, there is no basis for any such claim.
2.23 Derivative Transactions and Hedging. There are no outstanding commodity, financial or other hedging positions entered into by the Company or any Company Subsidiary or for the account of any of its customers as of the date of this Agreement.
2.24 Bank Accounts, Letters of Credit and Powers of Attorney. Section 2.24 of the Parent Disclosure Letter lists (i) all bank accounts, lock boxes and safe deposit boxes relating to the Business and operations of the Company and the Company Subsidiaries (including the name of the bank or other institution where such account or box is located and the name of each authorized signatory thereto), and (ii) all outstanding letters of credit issued by financial institutions for the account of the Company or any of the Company Subsidiaries (setting forth, in each case, the financial institution issuing such letter of credit, the maximum amount available under such letter of credit, the expiration date of such letter of credit and the party or parties in whose favor such letter of credit was issued), and (iii) the name and address of Person who has a power of attorney to act on behalf of the Company or such Subsidiary. The Company has heretofore made available to PESI true and complete copies of each such letter of credit.
2.25 Disclosure of Material Information. To the Parent’s or the Company’s Knowledge, neither this Agreement (including the Schedules and Exhibits) nor any document, certificate, or instrument furnished in connection herewith contains, with respect to the Company or any of the Company Subsidiaries, any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. There is no fact known to Parent, the Company or any of the Company Subsidiaries which has or would reasonably be expected in the future to result in a Material Adverse Effect and which has not been set forth in this Agreement or in any other document delivered in connection herewith.

2.26 Brokers. Except for fees or commissions for which Parent is solely liable, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission payable by the Company or any of the Company Subsidiaries in connection with the transactions contemplated by this Agreement.
2.27 Accounts Receivable. The unpaid balance owing on all of the accounts receivable and notes receivable of the Company and the Company Subsidiaries reflected in the Financial Statements, as well as those arising between June 27, 2010, and the Closing, are and will be good and collectible and will be paid in full in the ordinary and usual course of business, except to the extent that a reserve against the accounts receivable has been established and is reflected on the Estimated Company Balance Sheet.
2.28 PESI SEC Filings. Neither the information supplied, or to be supplied, by or on behalf of Parent, the Company and/or any of the Company Subsidiaries for inclusion or incorporation by reference into any document to be filed by PESI with the SEC in connection with the Acquisition and the other transactions contemplated herein, contains or will, on the date of its filing or at the date it is mailed to the stockholders of PESI, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Closing, any event with respect to Parent and/or the Company or any of the Company Subsidiaries shall occur which is required under applicable SEC rules to be described in the Information Statement or any of PESI SEC Filings, Parent shall promptly disclose such event to PESI.
ARTICLE III.
RESERVED.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES REGARDING PESI
PESI hereby represents and warrants to Parent that, except as otherwise set forth in PESI’s disclosure letter delivered to Parent at or prior to the execution of this Agreement (the “PESI Disclosure Letter”), which letter has been arranged to correspond to the numbered and lettered Sections in this Article IV, provided that disclosure of any item in any section of the PESI Disclosure Letter shall not be deemed to be disclosed with respect to any other Section of this Article IV):
4.1 Organization and Qualification; Subsidiaries.
(a) PESI is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware. PESI has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted and as proposed to be conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Each Subsidiary of PESI, except for those PESI Subsidiaries that have been classified as a discontinued operations in Section 4.1(b) of the PESI Disclosure Letter, (each a “PESI Subsidiary”), (i) is duly incorporated and validly existing under the laws of its respective jurisdiction of organization, (ii) has the requisite corporate or other business entity power and authority to own or lease its properties and to carry on its business as it is now being conducted, and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary, in each case, except as has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(c) Section 4.1(c) of the PESI Disclosure Letter sets forth a true and complete list of all of the PESI Subsidiaries, the state of incorporation or formation of each PESI Subsidiary and, as of the date hereof, the jurisdictions in which each PESI Subsidiary is qualified or licensed to do business.
4.2 Governing Documents. PESI has heretofore furnished to Parent true and complete copies of its certificate of incorporation and bylaws (the “PESI Governing Documents”), each as amended to date. The PESI Governing Documents are in full force and effect.
4.3 Capitalization. The authorized capital stock of PESI consists of 75,000,000 shares of PESI Common Stock and 2,000,000 shares of preferred stock, $0.001 par value per share (“PESI Preferred Stock”). As of June 30, 2011, (i) 55,137,687 shares of PESI Common Stock were issued and outstanding, but excluding shares held in treasury), all of which were validly issued, fully paid and non-assessable, and none of which were issued in violation of any preemptive or similar rights of any PESI securityholder, (ii) 38,210 shares of PESI Common Stock were held in treasury, (iii) options to purchase an aggregate of 2,466,833 shares of PESI Common Stock (“PESI Options”) were issued and outstanding, and (iv) no shares of PESI Preferred Stock were issued and outstanding.
4.4 Authority; Due Authorization; Binding Agreement; Approval.
(a) PESI has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement.
(b) The execution, delivery and performance of this Agreement by PESI and the consummation by PESI of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of PESI.
(c) This Agreement has been duly executed and delivered by PESI and, assuming the due authorization, execution and delivery hereof by Parent and the Company, constitutes a valid and binding obligation of PESI, enforceable against PESI in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization and other Laws of general applicability relating to or affecting the rights or remedies of creditors and by general equitable principles (whether considered in a proceeding in equity or at law).

(d) The Board of Directors of PESI, at a meeting duly called and held, duly adopted resolutions unanimously (i) determining that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the stockholders of PESI and (ii) approving this Agreement and transactions contemplated hereby and all other corporate action required to be taken in connection with the consummation of the transactions contemplated hereby, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way.
4.5 No Violation; Consents.
(a) Except as disclosed in Section 4.5 of the PESI Disclosure Letter, the execution and delivery of this Agreement by PESI does not, and the consummation by PESI of the transactions contemplated hereby will not (i) conflict with or violate the PESI Governing Documents, (ii) constitute a breach or violation of, a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, require consent under, or give rise to a right of termination, cancellation, creation or acceleration of any obligation, payment of any consent or similar fee, or to the loss of any benefit under, or result in the creation of any Lien upon any of the properties or assets of PESI under any indenture, mortgage, deed of trust, loan or credit agreement, note, bond, lease or other agreement, instrument or Permit to which PESI is a party, except the consent of PNC Bank, National Association (the “PESI Lender”) and the listing of the PESI Shares on the Nasdaq Capital Market (“NASDAQ”) and compliance with the Securities Act, the Exchange Act and other applicable federal and state securities laws in connection herewith; (iii) (assuming that the consents and approvals referred to in Section 4.5(b) are duly and timely made or obtained) conflict with or violate any Law or any Order of any Governmental Entity to which PESI is subject or by which any of its properties are bound, except, in the case of clause (ii) or (iii), for such conflicts, breaches, violations, consent requirements, terminations, obligations, fees, loss of benefits, defaults or Liens, that have not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Except for (i) compliance with any applicable requirements of (x) the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws and (y) the NASDAQ, (ii) authorizations, consents, approvals or filings under any Environmental Laws relating to the transfer or issuance of Environmental Permits in connection with the Acquisition, (iii) consents and approvals of the PESI Lender, and (iv) such other authorizations, consents, approvals or filings the failure of which to obtain or make has not had, and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no authorizations, consents or approvals of, or filings with, any Governmental Entity or any third party is required to be obtained or made by PESI for the execution and delivery by PESI of this Agreement or the consummation by PESI of the transactions contemplated hereby.
4.6 Compliance. PESI is not, and at all times since January 1, 2011 has not been, in (i) violation of its certificate of incorporation and bylaws, (ii) except as disclosed in Section 4.6 of the PESI Disclosure Letter, violation of any Law applicable to it or Order of any Governmental Entity having jurisdiction over it, or (iii) except as disclosed in Section 4.6 of the PESI Disclosure Letter, default in the performance of any obligation, agreement, covenant or condition under any indenture, mortgage, deed of trust, loan, credit agreement, note, bond, lease or other agreement, instrument or Permit to which PESI is a party or by which it or any of its properties are bound or subject, except, in the case of clauses (ii) and (iii), for such violations or defaults that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.7 SEC Filings; Financial Statements.
(a) PESI has timely filed all reports, registration statements, proxy statements and exhibits to the foregoing documents required to be filed by it with the SEC since January 1, 2011 (collectively, the “PESI SEC Documents”). As of their respective dates of filing with the SEC, (i) PESI SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations thereunder, and (ii) except to the extent that information contained in any PESI SEC Document has been revised or superseded by a later-filed PESI SEC Document, none of PESI SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No PESI Subsidiary is currently required to file any form, report or other document with the SEC under Section 13(a) or 15(d) of the Exchange Act. No event has occurred since the filing of the most recent PESI SEC Documents that would require PESI to file a current report on Form 8-K other than the execution of this Agreement and amendments to the loan agreement with the PESI Lender.
(b) The historical financial statements of PESI, together with the related schedules and notes thereto, included in PESI SEC Documents (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC as of their respective dates of filing with the SEC and (ii) present fairly the consolidated financial position of PESI and its consolidated Subsidiaries at the dates indicated and the income, cash flows and stockholders’ equity of PESI and its consolidated Subsidiaries for the periods specified; (except, in the case of such unaudited financial statements, subject to normal year-end adjustments that are not material in amount or significance in any individual case or in the aggregate). All of such historical financial statements of PESI have been prepared in accordance with GAAP (except, in the case of the unaudited statements, as permitted by the SEC) applied on a consistent basis throughout the periods involved, except as noted therein.
4.8 Absence of Certain Changes or Events. Since January 1, 2011, there has not been any event, circumstance, change, occurrence or state of facts that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to PESI.
4.9 Tax Returns, Payments and Elections. To PESI’s Knowledge, PESI has filed all tax returns and reports (federal, state and local) as required by law, and such returns and reports are true and correct in all material respects. To PESI’s Knowledge, PESI has paid all taxes and other assessments due. PESI has not made any elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a Material Adverse Effect on PESI’s business, properties, assets or financial condition; except that PESI’s consolidated income tax return for 2010 is on extension and has not been filed and the related taxes, if any, have not been paid.

4.10 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of PESI.
4.11 Litigation. Except as disclosed in Section 4.11 of the PESI Disclosure Letter, there is no action, suit, investigation or proceeding pending before or by any Person or, to PESI’s Knowledge, threatened, against PESI or any of the PESI Subsidiaries or any of their respective assets, and (b) to PESI’s Knowledge, PESI and the PESI Subsidiaries and their respective assets are not subject to any Order, except as would not, individually or in the aggregate, have a Material Adverse Effect.
4.12 Disclosure of Material Information. To PESI’s Knowledge, neither this Agreement (including the Schedules and Exhibits) nor any document, certificate, or instrument furnished in connection herewith contains, with respect to PESI, any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, except as would not, individually or in the aggregate, have a Material Adverse Effect. There is no fact known to PESI which has or would reasonably be expected in the future to result in a Material Adverse Effect and which has not been set forth in this Agreement or in any other document delivered in connection herewith.
4.13 Information Statement. Neither the information supplied, or to be supplied, by or on behalf of PESI for inclusion or incorporation by reference into the Information Statement or any other documents to be filed by Parent with the SEC in connection with the Acquisition and the other transactions contemplated herein, contains or will, on the date of its filing or at the date it is mailed to the Parent Stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Closing, any event with respect to PESI shall occur which is required under applicable SEC rules to be described in the Information Statement, PESI shall promptly disclose such event to Parent.

ARTICLE V.
COVENANTS
5.1 Interim Operations of the Company. Parent and the Company, jointly and severally, covenant and agree as to the Company and the Company Subsidiaries that during the period from the date of this Agreement until the Closing or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1, except as (w) set forth in Section 5.1 of the Parent Disclosure Letter, (x) expressly permitted by this Agreement, including Section 5.2 of this Agreement, (y) required by applicable Law, or (z) consented to in writing by PESI after the date of this Agreement and prior to the Closing, which consent shall not be unreasonably withheld or conditioned:
(a) the business of the Company and its Subsidiaries shall be conducted only in the ordinary course of business consistent with past practice, and Parent and the Company shall use Commercially Reasonable Efforts to (i) preserve intact the Company’s business organization and goodwill and the business organization and goodwill of the Company Subsidiaries and (ii) to keep available the services of their current officers and key employees and preserve and maintain existing relations with material customers, suppliers, officers, employees, creditors and other Persons having business dealings with them;
(b) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to (i) enter into any new line of business or (ii) incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures, other than in the ordinary course of business consistent with past practice
(c) the Company shall not, nor shall Parent or the Company permit any the Company Subsidiaries to, amend any of their respective certificates of incorporation or bylaws or similar organizational documents;
(d) the Company shall not declare, set aside or pay any dividend or other distribution, whether payable in cash, stock or any other property or right, with respect to its capital stock;
(e) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries, to split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in lieu of, or in substitution for, shares of its capital stock;
(f) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries, to redeem, repurchase or otherwise acquire directly or indirectly any of its capital stock;
(g) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, issue, sell, dispose of or encumber, or authorize the issuance, sale, disposition or encumbrance of, any shares of its capital stock or grant, enter into or accept any options, warrants, convertible securities or other rights to acquire any shares of such capital stock or any other ownership interest in the Company or any Company Subsidiary;
(h) other than in the ordinary course of business, the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to: (i) grant any increase in the compensation or benefits payable to any officer of the Company or any of the Company Subsidiaries, (ii) except as required to comply with applicable Law or any agreement in existence on the date of this Agreement or as expressly provided in this Agreement, adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under any Company Employee Benefit Plan, or (iii) enter into or amend any employment agreement or, except in accordance with existing contracts or agreements, grant any severance or termination pay to any officer, director or employee of the Company or any of the Company Subsidiaries;

(i) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, revalue any of its material assets or change its methods of accounting in effect at June 27, 2010, except changes in accordance with and required by GAAP, applicable Law or regulatory guidelines as concurred with by the Company’s independent auditors;
(j) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to (i) acquire or invest in any Person or other business organization, division or business of such Person (whether by merger or consolidation or by purchase of an equity interest in such Person or by any other manner) or (ii) other than in the ordinary course of business consistent with past practice, acquire any material assets;
(k) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any material assets of the Company or the Company Subsidiaries, except for inventory and equipment in the ordinary course of business consistent with past practice;
(l) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, mortgage, pledge, hypothecate, sell and leaseback, grant any security interest in, or otherwise subject to any other Lien, other than Permitted Liens, any material assets of the Company or Company Subsidiaries;
(m) except for Taxes, to which Section 5.1(o) shall apply, the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, (i) except as set forth in clause (ii) below, pay, discharge or satisfy any material Claims (including claims of stockholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) where such payment, discharge or satisfaction would require any material payment except for the payment, discharge or satisfaction of liabilities or obligations in accordance with the terms of the Company Material Contracts as in effect on the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business consistent with past practice and not in violation of this Agreement, in each case to which the Company or any of the Company Subsidiaries is a party; provided, however, that nothing in this Section 5.1(m) shall prohibit the Company or any of the Company Subsidiaries from paying, discharging or satisfying accounts payable existing on or arising after, in each case in the ordinary course of business consistent with past practice, the date of this Agreement, or (ii) compromise, settle or grant any waiver or release relating to any Litigation, other than settlements or compromises of Litigation fully covered by insurance or where the amount paid or to be paid does not exceed $75,000 in the aggregate for all Claims;
(n) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, engage in any transaction with (except pursuant to agreements in effect at the time of this Agreement insofar as such agreements are disclosed in Section 2.19 of the Parent Disclosure Letter), or enter into any agreement, arrangement, or understanding, directly or indirectly, with any of the Company’s Affiliates; provided that, for the avoidance of doubt, for purposes of this Agreement, the term “Affiliates” shall not include any employees of the Company or any of its Subsidiaries other than the directors and executive officers thereof and employees who share the same household with such directors and executive officers;

(o) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, enter into any closing agreement with respect to material Taxes, make any change to any material Tax method of accounting, fail to prepare all Returns using Tax principles consistent with those used for preceding tax periods, unless a change is required by applicable Law, make, revoke or change any material Tax election, authorize any indemnities for Taxes, extend any period for assessment of any Tax, file any request for a ruling or determination, amend any material Return (including by way of a claim for refund) or settle or compromise any material Tax liability or any material Tax refund;
(p) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Acquisition) or any agreement relating to an Acquisition Proposal, except as provided under Section 5.2;
(q) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, (i) incur or assume any indebtedness for borrowed money, (ii) modify any material indebtedness or other liability to increase the Company’s (or any of its Subsidiaries’) obligations with respect thereto, (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than a Company Subsidiary), except in the ordinary course of business and consistent with past practice and in no event exceeding $75,000 in the aggregate at any time outstanding, (iv) make any loans, advances or capital contributions to, or investments in, any other Person (other than to a Company Subsidiary, or by such Company Subsidiary to the Company, or customary loans or advances to employees consistent with past practice or short-term investments of cash in the ordinary course of business in accordance with the Company’s cash management procedures), or (v) enter into any material commitment or transaction, except in the ordinary course of business and consistent with past practice and in no event exceeding $75,000 in the aggregate, except as permitted under Section 5.1(b); provided, however, that the restrictions in this Section 5.1(m) shall not prohibit the incurrence of any long-term debt or short-term indebtedness or other liability or obligation between the Company and any Company Subsidiaries;
(r) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, enter into any agreement, understanding or commitment that restrains, limits or impedes the ability of the Company or any Company Subsidiary, or would limit the ability of the Company or any Company Subsidiary after the Closing, to compete in or conduct any line of business or to solicit customers or employees;
(s) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, enter into any material agreement, understanding or commitment containing any restriction on the ability of the Company or any of Company Subsidiaries to assign its rights, interests or obligations thereunder, unless such restriction excludes or is not applicable to any assignment to PESI or any of its Subsidiaries in connection with or following the consummation of the transactions contemplated by this Agreement;

(t) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, enter into any material joint venture, partnership or other similar arrangement or materially amend or modify in an adverse manner the terms of (or waive any material rights under) any existing material joint venture, partnership or other similar arrangement (other than any such action between the Company’s Subsidiaries);
(u) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, terminate any Company Material Contract to which it is a party or waive, release, relinquish or assign any of its rights or Claims under any Company Material Contract in a manner that is materially adverse to the Company or, except in the ordinary course of business consistent with past practice, modify or amend in any material respect any Company Material Contract;
(v) the Company shall not, nor shall Parent or the Company permit any of its Subsidiaries to, take any action that would give rise to a claim under the WARN Act or any similar state Law because of a “plant closing” or “mass layoff” (each as defined in the WARN Act) without in good faith attempting to comply with the WARN Act or such state Law;
(w) the Company shall not enter into, amend or otherwise change the terms of any agreements with brokers, finders or investment bankers (including the Parent Financial Advisor) that would result in the Company or the Company Subsidiaries being liable in any manner for any fees, commissions or otherwise to such brokers, finders or investment bankers;
(x) the Company shall not, nor shall Parent or the Company permit any of the Company Subsidiaries to, enter into an agreement, contract, commitment or arrangement to do any of the actions described in clauses (b) through (w) above; or take any action that would prevent Parent or the Company from performing or cause Parent or the Company not to perform its covenants under this Agreement; and
(y) prior to the Closing the Company shall obtain, and Parent and the Company shall cause each Company Subsidiary to obtain, and shall deliver to PESI at the Closing, resignations of each of the directors of the Company and each Company Subsidiary and Michael T. Brigante as an officer of the Company and the Company Subsidiaries, with such resignations to become effective as of the Closing. Notwithstanding the foregoing, with respect to SEC Radcon Alliance, LLC, only the directors appointed by the Company will resign.

5.2 Acquisition Proposals.
(a) Parent agrees that, except as expressly contemplated by this Agreement, neither it nor the Company shall, and Parent shall cause its and the Company’s officers, directors, investment bankers, attorneys, accountants, financial advisors, agents and other representatives (collectively, “Representatives”) not to, (i) directly or indirectly, initiate, solicit or encourage or take any action to facilitate (including by way of furnishing non-public information) any inquiry regarding or the making or submission of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) participate or engage in discussions or negotiations with, or disclose to any Person (other than a party hereto or its Representatives) any information relating to the Company or any of the Company’s Subsidiaries, or afford access to the properties, books or records of the Company or any of the Company’s Subsidiaries to, or otherwise cooperate in any way with, any Person that has made an Acquisition Proposal or that the Company, any of the Company’s Subsidiaries or any of their respective Representatives knows or has reason to believe is contemplating making an Acquisition Proposal, or (iii) accept an Acquisition Proposal or enter into any agreement, arrangement or understanding, including any letter of intent or agreement in principle (other than an Acceptable Confidentiality Agreement under circumstances contemplated in Section 5.2(b)), (x) providing for, constituting or relating to an Acquisition Proposal or (y) that would require, or could have the effect of causing, the Company to abandon, terminate or fail to consummate the Acquisition or any other transaction contemplated by this Agreement. Other than with respect to PESI, Parent shall not (A) waive, modify, terminate, or fail to enforce any “standstill” obligation of any Person, and (B) render the restrictions, if any, under the Nevada Corporate Code relating to business combinations inapplicable to any Person. Any violation of the foregoing restrictions of this Section 5.2(a) by any of Parent, the Company, or any of their Subsidiaries or by any Representative of Parent, the Company or any of their Subsidiaries, whether or not such Representative is so authorized and whether or not such Representative is purporting to act on behalf of Parent, the Company or any of their Subsidiaries or otherwise, shall be deemed to be a breach of this Agreement by Parent.
(b) Notwithstanding anything to the contrary in Section 5.2(a) or elsewhere in this Agreement, Parent and the Parent Board may take any actions described in clause (ii) of Section 5.2(a) with respect to a third party at any time prior to obtaining the Parent Required Votes if, prior to such vote, (i) the Company receives a bona fide written Acquisition Proposal from such third party (and such Acquisition Proposal was not initiated, solicited, encouraged or facilitated by Parent, the Company or any of their Subsidiaries or any of their respective Representatives in violation of this Section 5.2), (ii) the Parent Board determines in good faith by resolution duly adopted (after consultation with financial advisors and its outside legal counsel, Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., that such proposal constitutes or is reasonably likely to result in a Superior Proposal from the third party that made the applicable Acquisition Proposal, (iii) the Parent Board determines in good faith by resolution duly adopted after consultation with financial advisors and its outside legal counsel (Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.) that the third party making such Acquisition Proposal has the financial capacity to consummate such Acquisition Proposal, and (iv) the Parent Board determines after the receipt of advice from such outside legal counsel (Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.) that the failure to take such action would result in a breach of its fiduciary duties under applicable Law; provided that (x) Parent or the Company shall not deliver any information to such third party without entering into a confidentiality agreement on terms no less favorable to Parent and the Company than the Confidentiality Agreement between the Company and PESI and which shall in no event permit Parent and the Company not to comply with the terms of this Agreement (an “Acceptable Confidentiality Agreement”) and (y) Parent shall immediately provide or make available to PESI any material non-public information concerning the Company or any of its Subsidiaries that is provided to any Person making such Acquisition Proposal or such Person’s Representatives that was not previously provided or made available to PESI. Nothing contained in this Section 5.2(b) shall prohibit Parent from disclosing any information as required by applicable Law.

(c) Parent agrees that in addition to the obligations of Parent set forth in Sections 5.2(a) and (b), as promptly as practicable after receipt thereof (but in no event more than 24 hours after Parent’s receipt thereof), Parent shall advise PESI orally and in writing in the event that Parent or any of its Subsidiaries or Representatives receives, directly or indirectly: (i) any Acquisition Proposal or indication by any Person that it is considering making an Acquisition Proposal or proposals or offers with respect to an Acquisition Proposal, (ii) any request for non-public information relating to the Company and/or any of the Company Subsidiaries other than a request for information in the ordinary course of business or unrelated to an Acquisition Proposal, or (iii) any inquiry or request for discussions or negotiations regarding any Acquisition Proposal or potential Acquisition Proposal. Parent shall promptly (and in any event within 48 hours) notify PESI orally and in writing of the identity of any such Person and provide to PESI a copy of any such Acquisition Proposal, inquiry or request (or, where no such copy is available, a written description of such Acquisition Proposal, inquiry or request), including any material modification to any Acquisition Proposal. Parent shall keep PESI reasonably informed (orally and in writing) on a prompt basis (and in any event within 48 hours) of the status and details of any such Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto). Without limiting the foregoing, Parent shall promptly (and in any event within 24 hours) notify PESI orally and in writing if it determines to engage in any actions described in clause (ii) of Section 5.2(a) and shall keep PESI reasonably informed (orally and in writing) on a prompt basis (and in any event within 24 hours) of the status and details of any such actions. In addition, Parent shall not, and shall cause its Subsidiaries not to, enter into any confidentiality agreement with any Person that would restrict Parent’s ability to provide information to PESI as required by Section 5.2(b) or this Section 5.2(c).
(d) Neither (i) Parent Board nor any committee thereof shall directly or indirectly (x) withdraw (or amend, qualify or modify in a manner adverse to PESI), or propose to withdraw (or amend, qualify or modify in a manner adverse to PESI), the approval, recommendation or declaration of advisability by the Parent Board or any such committee thereof of this Agreement, the Acquisition or the other transactions contemplated by this Agreement or (y) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Acquisition Proposal (any action described in this clause (i) being referred to as a “Parent Adverse Recommendation Change”), nor (ii) shall Parent or any of its Subsidiaries execute or enter into, any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement, arrangement or understanding, (x) constituting or related to, or that is intended to or could reasonably be expected to lead to, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted pursuant to Section 5.2(b)) (each an “Acquisition Agreement”) or (y) requiring it to abandon, terminate or fail to consummate the Acquisition or any other transaction contemplated by this Agreement. Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Parent Required Vote, and subject to Parent’s compliance at all times with the provisions of this Section 5.2 and Section 5.6, Parent Board may, in response to a Superior Proposal, make a Parent Adverse Recommendation Change if Parent Board (A) determines in good faith, after consultation with outside legal counsel, that the failure to make a Parent Adverse Recommendation Change would be reasonably likely to result in a breach of its fiduciary duties to the stockholders of Parent, and (B) provides prior written notice to PESI (a “Parent Notice of Change”) advising PESI that the Parent Board is contemplating making such Parent Adverse Recommendation Change and specifying the material facts and information constituting the basis for such contemplated determination, including the terms and conditions of such Superior Proposal; provided, however, that (1) Parent Board may not make such Parent Adverse Recommendation Change until the third Business Day after receipt by PESI of the Parent Notice of Change (it being understood and agreed that any change to the financial terms or any other material term of such Superior Proposal shall require a new Parent Adverse Recommendation, a new Parent Notice of Change and a new three Business Day period) and (2) during such third Business Day period, at the request of PESI, Parent shall negotiate in good faith with respect to any changes or modifications to this Agreement which would allow Parent Board not to make such Parent Adverse Recommendation Change consistent with its fiduciary duties.
(e) Nothing contained in Section 5.2(d) shall prohibit Parent or the Parent Board from taking and disclosing to Parent’s stockholders a position with respect to an Acquisition Proposal pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making any similar disclosure, in either case to the extent required by applicable Law, provided, however, that (i) compliance with such rules shall in no way limit or modify the effect that any such action pursuant to such rules has under this Agreement and (ii) in no event shall the Parent Board or any committee thereof take any action prohibited by Section 5.2(a) except as specifically permitted by Section 5.2(b).
(f) For purposes of this Agreement, “Acquisition Proposal” shall mean any proposal, whether or not in writing (other than by PESI or any of its Subsidiaries), for the (i) direct or indirect acquisition or purchase of a business or assets that generates or constitutes 20% or more of the net revenues, net income or the assets (based on the book or fair market value thereof) of the Company and the Company Subsidiaries, taken as a whole (including capital stock of or ownership interest in the Company and/or any Company Subsidiary), (ii) direct or indirect acquisition or purchase of 20% or more of any class of equity securities or capital stock of the Company or any of the Company Subsidiaries, or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction that if consummated would result in any Person or Persons beneficially owning, directly or indirectly, equity securities or capital stock in the Company or equity securities or capital stock of any of the Company’s Subsidiaries, or (iv) other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the Acquisition, in each case other than the transactions contemplated by this Agreement. The term “Superior Proposal” shall mean any bona fide written Acquisition Proposal that was not initiated, solicited, encouraged or facilitated by Parent or any of its Subsidiaries or any of its Representatives in violation of this Agreement, made by a third party to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, share exchange, asset purchase or other business combination, (x) all or substantially all of the assets of the Company and the Company Subsidiaries, taken as a whole, or (y) 50% or more of the equity securities of Parent or the Company, in each case on terms which the Parent Board determines (after consultation with its financial advisors and outside legal counsel, Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., in good faith by resolution duly adopted (A) would result in a transaction that, if consummated, is more favorable to the stockholders of Parent (in their capacity as stockholders) than the Acquisition, taking into account all the terms and conditions of such Acquisition Proposal, the Person making such proposal, and the terms and conditions of this Agreement (including, without limitation, any break-up fees, expense reimbursement provisions, conditions to consummation and any changes to the terms of this Agreement offered by PESI in response to such Superior Proposal or otherwise pursuant to this Section 5.2) and (B) is reasonably likely to be completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such Acquisition Proposal; provided, further, that a proposal shall be deemed to be a Superior Proposal: (x) if such proposal sets forth consideration that is greater than the Purchase Price (plus the payment of Out of Pocket Expenses and Parent Termination Fee) and such proposal is subject to a financing condition (unless the Parent Board, after consultation with its financial advisors, concludes that the proposed acquiror has adequate financial resources to consummate the transaction); or (y) such proposal sets forth consideration that is equal to the Purchase Price (plus the payment of Out of Pocket Expenses and Parent Termination Fee) and there is no financing condition.
(g) Immediately after the execution and delivery of this Agreement, Parent shall, and shall cause its Subsidiaries and Representatives to, cease and terminate any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any possible Acquisition Proposal. Parent agrees that it shall promptly inform its Representatives involved in the transactions contemplated by this Agreement of the obligations undertaken in this Section 5.2.
5.3 Access to Information and Properties.
(a) Upon reasonable notice and subject to the Confidentiality Agreement and applicable Laws relating to the exchange of information, Parent shall, and shall cause each of its Subsidiaries to, afford to the authorized Representatives of PESI reasonable access during normal business hours during the period prior to the Closing, to all of the Company’s and the Company Subsidiaries properties, offices, contracts, books, commitments, records, and data and, during such period, it shall, and shall make available to the Representatives of PESI all information concerning its business, properties and personnel of the Company and the Company Subsidiaries as PESI may reasonably request. Without limiting the foregoing, Parent shall cooperate and provide the authorized Representatives of PESI with all relevant information reasonably required by PESI or any of such Representatives, in order to successfully transition to PESI, the business of the Company and the Company Subsidiaries. In connection with the overall transitioning, Parent and its Subsidiaries will make reasonably available the Company’s and the Company Subsidiaries’ personnel, including senior management and personnel responsible for compliance, internal audit, finance, investigations, logistics, sales and marketing and other areas PESI reasonably considers to be relevant to overall transitioning of the business. Parent understands and agrees that the matters discussed in this Section 5.3(a) may extend to and include on-site interviews and visits to the Company’s and the Company Subsidiaries’ locations and that the determination of the site of any such interviews and visits shall be at the sole decision of PESI acting reasonably. PESI shall coordinate all such on-site interviews and visits through SunTrust Robinson Humphrey or Leichtweis. The cooperation provisions of this Section 5.3(a) extend fully to all of the Company’s and the Company Subsidiaries’ business locations. Parent shall have the right, in its sole discretion, to have a Company Representative present for all interviews and visits. Notwithstanding the foregoing provisions of this Section 5.3(a), neither Parent, the Company nor any of the Company Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize any attorney-client privilege or contravene any Law or binding agreement entered into prior to the date of this Agreement; provided, however, that Parent shall use Commercially Reasonable efforts to provide such access or information in a manner that avoids or removes the impediments described in this sentence.

(b) Upon reasonable notice and subject to the Confidentiality Agreement and applicable Laws relating to the exchange of information, for a period not to exceed twelve (12) months from the Closing Date, PESI shall, and shall cause the Company and the Company Subsidiaries to, afford to the authorized Representatives of Parent reasonable access during normal business hours, to all of the Company’s and the Company Subsidiaries books, records and data, and it shall, and shall make available to the Representatives of Parent, all information concerning its business, properties and personnel of the Company and the Company Subsidiaries as Parent or its Representatives may reasonably request, in connection with Parent’s preparation of its audited financial statements and annual report on Form 10-K for its fiscal year ended June 30, 2011 and income tax returns for fiscal year ended June 30, 2011 (collectively, “Annual Report Purposes”). In connection therewith, PESI will make reasonably available the Company’s personnel during normal business hours in a manner not to interfere with such personnel performing his or her duties that Parent reasonably considers to be relevant to Annual Report Purposes. Parent shall coordinate all such access with PESI’s Chief Financial Officer, and PESI shall have the right to have a Representative present during all such inspection of such Company’s and the Company’s Subsidiaries books, records and data. Notwithstanding the foregoing provisions of this Section 5.3(b), neither PESI, the Company nor any of the Company Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize any attorney-client privilege or contravene any Law or binding agreement entered into prior to the date of this Agreement; provided, however, that PESI shall use Commercially Reasonable efforts to provide such access or information in a manner that avoids or removes the impediments described in this sentence.
(c) Subject to compliance with applicable Law, from the date hereof until the Closing, each party shall confer, to the extent reasonably needed, with one or more Representatives of the other parties to report operational matters of materiality and the general status of ongoing operations.

5.4 Further Action; Commercially Reasonable Efforts.
(a) Upon the terms and subject to the conditions herein provided, and subject to Section 5.2, each of the parties hereto agrees to use its Commercially Reasonable Efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the transactions contemplated by this Agreement, including (i) to satisfy the conditions precedent to the obligations of any of the parties hereto, (ii) preparing and filing as promptly as practicable with any Governmental Entity or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (iii) obtaining and maintaining all authorizations, consents, approvals, and filings required to be obtained from any Governmental Entity or other third party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement. Each of the parties will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request in connection with the foregoing and, subject to applicable Laws and any applicable privilege relating to the exchange of information, will provide the other parties with copies of all filings made by such party with any Governmental Entity (except for filings available publicly on the SEC’s EDGAR system) or any other information supplied by such party to or received from a Governmental Entity in connection with this Agreement and the transactions contemplated hereby.
(b) Each of PESI and Parent shall use their respective Commercially Reasonable Efforts and shall cooperate with the other parties to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby under any applicable Law.
(c) Each of the parties shall use Commercially Reasonable Efforts to prevent the entry of, and to cause to be discharged or vacated, any Order of a Governmental Entity precluding, restraining, enjoining or prohibiting the consummation of the Acquisition; provided, however, that no party hereto shall be required to dispose of any assets or limit its freedom of action with respect to any of its businesses, or to consent or commit to consent to such disposition or limit on its freedom of action, which, in the reasonable good faith judgment of the parties, could be reasonably likely to (i) give rise to a Material Adverse Effect to either party or (ii) materially impair the benefits or advantages that either expects to receive from the Acquisition and the transactions contemplated thereby.
(d) Each of PESI, Parent and the Company shall give the other reasonable opportunity to participate in the defense of (i) any inquiry by a Governmental Entity and (ii) any Litigation against PESI, Parent or the Company, as applicable, or their respective directors relating to the transactions contemplated by this Agreement.
(e) Parent will provide PESI advance notice and the opportunity to participate in any discussions relating to any investigation by any U.S. government agency such as the Department of Justice, the Department of Energy or other government bodies with enforcement authority (collectively, the “USG Authorities”) relating to the SPRU Project or any other material matter relating to the Company or any of the Company Subsidiaries; and with respect to any discussions by Parent or the Company with the USG Authorities where PESI has agreed not to participate, Parent or the Company will in all such cases provide PESI with a review of all discussions held with the USG Authorities regarding such issues. Prior to the Closing, PESI and Parent shall jointly consider in good faith whether and, if so, how to disclose or attempt to resolve any issues with the USG Authorities as contemplated by this Section 5.4(e).

5.5 Information Statement.
(a) The Parent shall, in accordance with the requirements of Section 14(c) of the Exchange Act and Regulation 14C promulgated under the Exchange Act, file a preliminary and definitive information statement with the SEC and transmit to all of its holders of record of its capital stock the definitive information statement in accordance with the requirements of Regulation 14C. Parent shall use its Commercially Reasonable Efforts to furnish the information and documents contained in the information statement as required by the SEC to be included in the information statement to be filed with the SEC and sent to Parent stockholders of record in connection with the Parent Required Votes obtained by written consents, as described in this Section 5.5 (such information statement, as amended and supplemented, the “Information Statement”).
(b) The Parent shall, at the same time that it transmits the Information Statement to its stockholders, transmit such Information Statement to all of the Management Investors.
(c) PESI shall cooperate with Parent in the preparation of such Information Statement. PESI shall use its Commercially Reasonable Efforts to furnish to Parent the information and documents relating to PESI required by the SEC to be included in the Information Statement.
(d) Neither the information supplied, or to be supplied, by or on behalf of Parent, the Company and/or any of the Company Subsidiaries for inclusion or incorporation by reference into any document to be filed by PESI with the SEC in connection with the Acquisition and the other transactions contemplated herein, contains or will, on the date of its filing or at the date it is mailed to the stockholders of PESI, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Closing, any event with respect to Parent and/or the Company shall occur which is required under applicable SEC rules to be described in the Information Statement, Parent shall promptly disclose such event to PESI.
(e) Neither the information supplied, or to be supplied, by or on behalf of PESI for inclusion or incorporation by reference into the Information Statement or any other documents to be filed by Parent with the SEC in connection with the Acquisition and the other transactions contemplated herein, contains or will, on the date of its filing or at the date it is mailed to the stockholders of Parent (the “Parent Stockholders”), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Closing, any event with respect to PESI shall occur which is required under applicable SEC rules to be described in the Information Statement, PESI shall promptly disclose such event to Parent.
(f) If at any time prior to the Closing, any event or circumstance relating to Parent, PESI, the Company or any of their respective Affiliates, or its or their respective officers or directors, should be discovered by Parent or PESI that should be set forth in a supplement to the Information Statement so that such document, including documents and financial statements incorporated by reference therein, would not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Parent or PESI shall promptly inform the other party in writing. All documents that Parent or PESI is responsible for filing with the SEC in connection with the transactions contemplated herein, respectively, will comply as to form in all material respects with applicable requirements of the Securities Act and the Exchange Act. Parent shall promptly notify PESI of the receipt of any comments from the staff of the SEC, including any request by the staff of the SEC for amendments or supplements to the Information Statement or for additional information. Parent shall also supply PESI with copies of all correspondence between it or any of its Representatives, on the one hand, and the staff of the SEC, on the other hand, with respect to the Information Statement or the Acquisition. No filing of, or amendment or supplement to the Information Statement will be made by Parent, without providing PESI and its respective counsel the reasonable opportunity to review and comment thereon and giving due consideration to such comments.

5.6 Notification of Certain Matters. Parent shall give prompt notice to PESI of any fact, event or circumstance as to which Parent obtains Knowledge that would be reasonably likely to result in a failure of a condition set forth in Section 6.3(a) or 6.3(b). PESI shall give prompt notice to Parent of any fact, event or circumstance as to which PESI obtains Knowledge that would be reasonably likely to result in a failure of a condition set forth in Section 6.2(a) or 6.2(b).
5.7 Publicity. Neither Parent nor PESI, nor any of their respective Affiliates, shall issue or cause the publication of any press release or other announcement or hold any press conferences, analyst calls or other meetings with respect to the Acquisition, this Agreement or the other transactions contemplated by this Agreement without the prior consultation of such other party (including giving such other party a reasonable opportunity to review and comment on such publication or the subject matter of such conferences, calls or meetings), except as may be required by Law or by any listing agreement with, or regulation of, any securities exchange or regulatory authority if all Commercially Reasonable Efforts have been made to consult with the other party. In addition, prior to Closing, each party shall, to the extent reasonably practicable, consult with such other party regarding the form and content of any public disclosure of any material developments or matters involving such other party, including, without limitation, earnings releases, reasonably in advance of such publication or release.
5.8 Stock Exchange Listing. If required under the rules and regulations of the NASDAQ, PESI shall use its Commercially Reasonable Efforts to cause PESI Common Stock to be issued in connection with the Acquisition to be listed on the NASDAQ, subject to official notice of issuance as of the Closing.
5.9 Employee Benefits.
(a) PESI and Parent agree that if the Acquisition becomes effective, all employees of the Company and the Company Subsidiaries immediately prior to the Closing shall be deemed to be employed by the Company or the Company Subsidiaries upon the Closing (“Continuing Employees”); it being understood, however, that none of PESI or any of their Subsidiaries shall have any obligation to continue employing the Continuing Employees for any length of time thereafter.

(b) Prior to the Closing, Parent or the Company shall take or shall cause the Company Subsidiary that sponsors the Safety and Ecology Corporation 401(k) Profit Sharing Plan maintained for employees of the Company and certain of its Subsidiaries (the “Company 401(k) Plan”) to take such action immediately prior to the Acquisition, as is necessary, assuming and subject to the Acquisition becoming effective, to (i) adopt amendments to the Company 401(k) Plan required to be adopted in accordance with the Code to reflect qualification requirements that apply as of the date of termination of the Company 401(k) Plan, (iii) take all necessary action to terminate the Company 401(k) Plan , and (iv) ensure that each Company employee is fully vested in his or her account balance under the Company 401(k) Plan. Following the Closing, to the extent provided under the terms of the Company 401(k) Plan at the time of termination, PESI shall permit participants in the Company 401(k) Plan who are employed by PESI or its Subsidiaries to (x) make in-service withdrawals from the Company 401(k) Plan and (y) continue to receive and repay any loans from the Company 401(k) Plan. Following the Closing, PESI shall permit each participant in the Company 401(k) Plan who terminates employment with the Company or its Subsidiaries after the Closing Date the right to receive a distribution of such participant’s interest under the Company 401(k) Plan, in accordance with the terms of the Company 401(k) Plan. As soon as reasonably practicable following IRS approval of the termination of the Company 401(k) Plan, PESI shall, with respect to Continuing Employees who remain actively employed with PESI at that time (A) provide an election to roll over their interest under the Company 401(k) Plan, including plan loans only if the entire balance of the participant’s account in the Company 401(k) Plan is rolled over, to a tax-qualified defined contribution plan maintained by PESI or an affiliate of PESI (a “PESI DC Plan”), (B) cause the trustee of the Company 401(k) Plan to roll over the interest which the participant elects to roll over to PESI DC Plan (including plan loans only if the entire balance of the participant’s account in the Company 401(k) Plan is rolled over), and (C) cause PESI DC Plan to accept any such rollovers (including plan loans only if the entire balance of the participant’s account in the Company 401(k) Plan is rolled over). The Continuing Employees shall be eligible to participate in PESI’s or a Subsidiary’s 401(k) plan immediately following the Closing.
5.10 Tax Matters.
(a) Parent shall pay and indemnify and hold harmless PESI, the Company and the Company Subsidiaries from and against: (i) all income Taxes (or the nonpayment thereof) owing by the Company with respect to business performed by the Company and the Company Subsidiaries for any period ending on or before the Closing Date (a “Pre-Closing Tax Period”) and any pre-Closing Straddle Period; (ii) any and all Taxes of Parent or any Affiliate of Parent or any other business entity or other Person imposed on the Company, the Company Subsidiaries or on PESI, as a transferee or successor, by contract or pursuant to any Law, which Taxes relate to their conduct of business or any other event or transaction occurring on or before the Closing Date or as a result of the closing of the transactions contemplated by this Agreement; and (iii) all Claims arising out of or incident to the imposition, assessment or assertion of any Tax described in clauses (i) and (ii) above. Notwithstanding anything in this Agreement to the contrary, all matters relating to Taxes will be governed by this Section 5.10 and no provision of Section 5.10 will limit, modify or offset the rights or obligations of the parties hereunder.

(b) For purposes of this Agreement, the portion of any income Tax, with respect to the income, property or operations of the Company and the Company Subsidiaries that is attributable to any Tax period that begins on or before the Closing Date and ends after the Closing Date (a “Straddle Period”) will be apportioned between the period of the Straddle Period that extends before the Closing Date through the Closing Date and the period of the Straddle Period that extends from the day after the Closing Date to the end of the Straddle Period in accordance with this Section 5.10. The portion of such Tax attributable to the pre-Closing Straddle Period will be deemed equal to the amount that would be payable if the Straddle Period ended on and included the Closing Date, except for periodic Taxes that are not based on or related to income, such Taxes shall be apportioned based on the number of days in the Tax period through the Closing Date compared to the number of days in the Tax period following the Closing Date. The portion of Tax attributable to a post-closing Straddle Period will be calculated in a corresponding manner.
(c) Any indemnity payment to be made pursuant to this Section 5.10 must be paid by wire transfer of immediately available funds no later than ten (10) days after PESI makes written demand upon Parent therefor.
(d) The indemnification provisions in this Section 5.10 are in addition to the indemnity provision of Article VIII and will survive the Closing until thirty (30) days after the expiration of the applicable statute of limitations.
(e) Parent shall prepare, or caused to be prepared, and timely file, all original Tax Returns of the Company and Parent with respect to any Pre-Closing Tax Period that have not yet been filed, on a basis consistent with past practice, except to the extent required by applicable Law, and shall timely pay, or cause to be timely paid, all Taxes shown as due and owing on such Tax Returns. Parent shall allow PESI at least fifteen (15) days in which to review any portion relating to the Company in such Pre-Closing Tax Period Tax Returns, prior to their filing and shall provide to PESI such information that is reasonably requested by PESI to confirm Parent’s adherence to past practice. If PESI, within fifteen (15) days after delivery of such Tax Return, notifies Parent in writing that it objects to any items relating to the Company in such Tax Return, the disputed items shall be resolved pursuant to Section 1.5(b). If PESI does not respond within fifteen (15) days, PESI shall not be entitled to object to any item in such Tax Return, and Parent shall file such Tax Return. The cost of preparing such Tax Returns shall be borne by Parent.
(f) If Parent on the one hand, and PESI, on the other, disagree as to the treatment of any item on any Tax Return described in this Section 5.10 hereof, Parent and PESI shall promptly consult each other in an effort to resolve such dispute in good faith. If any such point of disagreement cannot be resolved in ten (10) days of the date of consultation, the Independent Accounting Firm shall resolve any remaining disagreements. The determination of the Independent Accounting Firm shall be final, conclusive and binding on the parties. The costs, fees and expenses of the Independent Accounting Firm shall be borne equally by PESI, on the one hand, and Parent, on the other. Nothing in this Agreement shall prevent the timely filing of a Tax Return by the preparing party. However, the preparing party shall file an amended Tax Return to reflect resolution of the items in dispute by the parties or the Independent Accountant Firm, as the case may be.

(g) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) imposed in connection with this Agreement will be shared equally by Parent and PESI.
(h) Cooperation; Audits; Tax Claims.
(i) In connection with the preparation of Tax Returns, audit examinations, and any administrative or judicial proceedings relating to the Tax liabilities imposed on the Company, Parent, on the one hand, and PESI, on the other hand, shall cooperate fully with each other, including, without limitation, the furnishing or making available during normal business hours of records, personnel (as reasonably required), books of account, powers of attorney or other materials necessary or helpful for the preparation of such Tax Returns, the conduct of audit examinations or the defense of claims by any Governmental Entity as to the imposition of Taxes.
(ii) Notification. If a claim shall be made by any Taxing authority, which, if successful, might result in an indemnity payment to the indemnified parties pursuant to this Section 5.10, the indemnified parties shall notify any Indemnifying parties reasonably promptly of such claim (a “Tax Claim”); provided, however, that the failure to give such notice shall not affect the Indemnifying parties’ obligations hereunder, except to the extent the Indemnifying parties have actually been prejudiced as a result of such failure.
(iii) Control of Proceedings. The Indemnifying Party shall control all proceedings taken in connection with any Tax Claim for which such Indemnifying Party is liable under this Section 5.10 and may make all decisions in connection with such Tax Claim; provided, however, that the Indemnified Parties and their counsel or tax accountant shall have the right, solely at the Indemnified Parties’ own expense, to participate in the prosecution or defense of such Tax Claim.
(i) Tax Sharing Agreements. All Tax sharing agreements or similar agreements with respect to or involving the Company and the Company Subsidiaries shall be terminated as of the Closing Date and, after the Closing Date, the Company and the Company Subsidiaries shall not be bound thereby nor have any liability thereunder.
5.11 No Takeover Statute Applies. Parent shall take all actions necessary to be taken such that no restrictive provision of any “moratorium,” “control share acquisition,” “fair price,” “interested shareholder,” “affiliate transaction,” “business combination,” or other similar anti-takeover statutes or Laws, including the State of Delaware and Section 203 of the Delaware General Corporation Law (“DGCL”), or any applicable anti-takeover provision in the certificate of incorporation or bylaws of Parent and the Company, are or at the Closing will be, applicable to Parent, Company Common Stock, this Agreement or the transactions contemplated hereby.

5.12 Parent and Company Expenses. All legal, accounting, professional, and other out-of-pocket expenses incurred by Parent, the Company and/or the Company Subsidiaries in connection with or relating to the Acquisition, this Agreement and the transactions contemplated by this Agreement shall be paid in full by Parent on or prior to the Closing, and neither the Company nor any of the Company Subsidiaries shall be liable for or have any obligations in connection with such legal, accounting, professional and other out-of-pocket expenses after the Closing Date.
5.13 Non-Solicitation of Employees. For the period beginning on the Closing Date and ending on the date that is two (2) years after the Closing Date (the “Parent Non-Solicitation Period”), Parent shall not, and shall not permit any of its Affiliates (collectively, the “Parent Restricted Parties,” and individually, a “Parent Restricted Party”), for its own benefit or for the benefit of any Person other than PESI, the Company and/or the Company Subsidiaries to: (i) solicit, or assist any Person other than PESI to solicit, any employees of the Company or the Company Subsidiaries to leave his employment with PESI, the Company or the Company Subsidiaries; or (ii) hire or cause to be hired, any employee of PESI, the Company or Company Subsidiaries, except nothing contained herein shall prohibit any of the Parent Restricted Parties from hiring an employee that is no longer employed by the Company, the Company Subsidiaries, PESI or their Affiliates and such employee solicits such Parent Restricted Party for employment after the termination of any such individual’s employment with the Company, the Company’s Subsidiaries or PESI.
5.14 Non-Solicitation of Customers. During the Parent Non-Solicitation Period, Parent shall not, and shall not permit any of the other Parent Restricted Parties, to solicit or encourage any of the customers of the Company or the Company Subsidiaries to divert, terminate, curtail or otherwise limit its business relationship with the Company or the Company Subsidiaries or otherwise direct or divert or attempt to direct or divert any customer to any other entity or interfere with any business relationship between the Company and/or the Company Subsidiaries and such customer.
5.15 Non-Compete. Parent acknowledges that the Company and the Company Subsidiaries operate on an international basis and have clients throughout the world. The parties acknowledge and agree that this covenant is reasonable and is necessary to protect the interests of PESI, the Company and the Company Subsidiaries. During the Parent Non-Solicitation Period, Parent shall not, and shall not permit any of the other Parent Restricted Parties, directly or indirectly, by or for itself or any of the Parent Restricted Parties, or for any of their own account, or as an agent of another, or through others as an agent, or by or through any joint venture, partnership, corporation, limited liability company or other business entity in which Parent or any of the Parent Restricted Parties has a direct or indirect interest, own, manage, operate, control, or be engaged in any business, or be connected with or employed as an officer, employee, partner, director, consultant, agent or otherwise in, or be involved with, any business that (i) competes, directly or indirectly, with the Business of the Company and/or the Company Subsidiaries, or (ii) conducts any other related business or businesses similar to the Business of the Company and/or the Company Subsidiaries, or enter into or carry on a business, one of the activities of which is similar to the Business of the Company and/or the Company Subsidiaries or the activities of the Business of the Company and/or the Company Subsidiaries. Notwithstanding the above, the Parent Restricted Parties may hold stock in a competing entity if said ownership is (i) not a direct purchase, but merely part of a mutual-like fund investment made by its investment advisor, provided that, the Parent Restricted Parties’ ownership of such stock does not represent more than 5% of the issued and outstanding shares of voting stock, or securities convertible into such voting stock, of such entity; or (ii) is limited to 5%, on a fully-diluted basis, of the total shares of common stock of a corporation having securities listed on a national or foreign stock exchange or quoted on an automated quotation system.

5.16 Confidential Information. PESI and the Parent shall not, and shall not permit any of the Parent Restricted Parties or PESI Restricted Parties (as defined below), as applicable, to, during the Parent Non-Solicitation Period, directly or indirectly, by or for themselves, or as an agent, employee, partner, joint venturer, shareholder, member, officer, director or manager of another, or through others as an agent, or by and through any joint venture, partnership, corporation, limited liability company, or other business entity in which he has a direct or indirect interest:
(a) use or disclose for its benefit or the benefit of any other Person any customer lists, or identify any customers of such other parties or the Company or any of the Company Subsidiaries; or
(b) use or disclose any proprietary, secret or confidential information, knowledge or data relating to the business of the other parties hereto or the Company or any of the Company Subsidiaries.
For purposes of this Section 5.16 and Section 5.17, “PESI Restricted Parties” shall mean PESI and its Affiliates, except PESI Restricted Parties shall not include the Company, any of the Company Subsidiaries or any Person that served as a director, officer or employee of the Company or any of the Company Subsidiaries on or prior to the Closing Date.
5.17 Remedies and Injunctive Relief.
(a) Parent acknowledges that the provisions of Sections 5.13, 5.14, 5.15 and 5.16 of this Agreement are reasonable and necessary for the protection of PESI, the Company and the Company Subsidiaries and that they will be irrevocably damaged if such covenants are not specifically enforced. The parties hereto do hereby declare and agree that it would be difficult to measure, in money, the damages which will accrue to PESI, the Company, the Company Subsidiaries or any of them, by reason of the failure of Parent or any of the Parent Restricted Parties to perform the obligations under this Agreement. Therefore, if PESI or the Company shall institute any action or proceeding to enforce the provisions of Sections 5.13, 5.14, 5.15 or 5.16, Parent hereby waives the claim or defense therein that PESI and/or the Company has an adequate remedy at law and such other party shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. Accordingly, Parent agrees that, in addition to any other rights or relief to which PESI or the Company may be entitled in the form of actual damages, each party may be entitled to seek and obtain injunctive relief from a court of competent jurisdiction (without posting a bond therefor) for the purposes of restraining Parent or any Parent Restricted Party, as applicable, from any actual or threatened breach of the provisions and covenants contained in Sections 5.13, 5.14, 5.15 or 5.16 hereof. Such right to injunctive relief shall be cumulative and in addition to any other remedies that PESI and/or the Company may have at law and equity. If it becomes necessary for PESI and/or the Company to bring legal action against Parent or any other Parent Restricted Party as a result of Parent’s breach of any of the covenants contained in Sections 5.13, 5.14, 5.15 or 5.16 hereof, the non-prevailing party agrees to pay all of the costs and expenses of the prevailing party in connection therewith (including, but not limited to, reasonable attorneys’ fees). Nothing shall be construed as prohibiting PESI and/or the Company from pursuing any other remedies available to it against Parent or any Parent Restricted Party for a breach of such provisions, including, without limitation, the recovery of damages.

(b) PESI acknowledges that the provisions of Section 5.16 of this Agreement are reasonable and necessary for the protection of Parent and that it will be irrevocably damaged if such covenant is not specifically enforced. The parties hereto do hereby declare and agree that it would be difficult to measure, in money, the damages which will accrue to Parent, by reason of the failure of PESI or any of the PESI Restricted Parties to perform the obligations under this Agreement. Therefore, if Parent shall institute any action or proceeding to enforce the provisions of Section 5.16, PESI hereby waive the claim or defense therein that Parent has an adequate remedy at law and such other party shall not urge in any such action or proceeding the claim or defense that such remedy at law exists. Accordingly, PESI agrees that, in addition to any other rights or relief to which Parent may be entitled in the form of actual damages, Parent may be entitled to seek and obtain injunctive relief from a court of competent jurisdiction (without posting a bond therefor) for the purposes of restraining PESI or any PESI Restricted Party, as applicable, from any actual or threatened breach of the provisions and covenants contained in Section 5.16 hereof. Such right to injunctive relief shall be cumulative and in addition to any other remedies that Parent may have at law and equity. If it becomes necessary for Parent to bring legal action against PESI or any other PESI Restricted Party as a result of PESI’s breach of any of the covenants contained in Section 5.16 hereof, the non-prevailing party agrees to pay all of the costs and expenses of the prevailing party in connection therewith (including, but not limited to, reasonable attorneys’ fees). Nothing shall be construed as prohibiting Parent from pursuing any other remedies available to it against PESI, the Company and the Company Subsidiaries or any PESI Restricted Party for a breach of such provision, including, without limitation, the recovery of damages.
5.18 Acknowledgment.
(a) Parent agrees that the restrictions and covenants set forth in Sections 5.13, 5.14, 5.15 and 5.16 are manifestly reasonable on their face. The parties expressly agree that the restrictions and covenants set forth in Sections 5.13, 5.14, 5.15 and 5.16 have been designed to be reasonable and no greater than is required for the protection of PESI, the Company and the Company Subsidiaries. If the final judgment of a court of competent jurisdiction declares any of the terms of Sections 5.13, 5.14, 5.15 and 5.16 invalid or unenforceable, the parties agree that such court making such determination shall have the power to reduce the scope or duration of such provision, to delete specific words or phrases, or to replace any invalid or unenforceable term with a term or provision that is valid and enforceable and that comes closest to expressing the intent of the invalid or unenforceable term or provision, and Sections 5.13, 5.14, 5.15 and 5.16 of this Agreement shall be enforceable as so modified after the expiration of the time which the judgment may be appealed.

(b) PESI agrees that the restrictions and covenants set forth in Section 5.16 are manifestly reasonable on their face. The parties expressly agree that the restrictions and covenants set forth in Section 5.16 have been designed to be reasonable and no greater than is required for the protection of Parent. If the final judgment of a court of competent jurisdiction declares any of the terms of Section 5.16 invalid or unenforceable, the parties agree that such court making such determination shall have the power to reduce the scope or duration of such provision, to delete specific words or phrases, or to replace any invalid or unenforceable term with a term or provision that is valid and enforceable and that comes closest to expressing the intent of the invalid or unenforceable term or provision, and Section 5.16 of this Agreement shall be enforceable as so modified after the expiration of the time which the judgment may be appealed.
5.19 Disclosure Updates. At any time, and from time to time on or prior to the Closing Date, Parent and the Company may supplement or amend the Parent Disclosure Letter to reflect any fact necessary to make Parent’s and the Company’s representations contained herein true and correct (any such supplement or amendment, a “Disclosure Update”); provided, however, that if PESI determines, in its reasonable discretion, that such Disclosure Update could result in or be considered a Material Adverse Effect on the Company and the Company Subsidiaries, taken as a whole, and if such Disclosure Update is incapable of being cured by Parent or the Company prior to the Termination Date or is not cured by Parent or the Company within 30 days following receipt of written notice of such determination from PESI, PESI may, at its option, terminate this Agreement.
5.20 Liabilities of Company and the Company Subsidiaries. As of the Closing, GAAP Liabilities of the Company and the Company Subsidiaries, on a consolidated basis, shall not exceed $15,000,000.
5.21 Management Investors. Contemporaneously with the Closing, Parent shall cause certain of the individuals listed in Schedule 5.21 (each a “Management Investor” and collectively, “Management Investors”) to purchase restricted shares of common stock of PESI, par value $0.001 per share (“PESI Common Stock”), at a per share price determined by dividing $1,000,000 by the average of the closing prices of PESI Common Stock as reported by the NASDAQ for the 30 consecutive trading day period ending on the trading day immediately prior to the earlier of (a) the Closing Date or (b) the public announcement of the Acquisition by PESI. The Parent shall cause each Management Investor purchasing PESI Common Stock hereunder to execute and deliver to PESI immediately prior to Closing the Subscription Agreement, substantially in the form attached hereto as Exhibit E, which completed Subscription Agreement shall be on terms reasonably satisfactory to PESI (“Subscription Agreement”). Such purchase by a Management Investor shall be pursuant to this section and the Subscription Agreement. All such purchases by the Management Investors shall meet the requirements of Rule 506 of Regulation D promulgated under the Securities Act. Parent covenants that at the Closing it shall cause certain of the Management Investors to purchase an aggregate number of restricted shares of PESI Common Stock valued at not less than $900,000 nor more than $1,000,000, as calculated on the basis of the per share price set forth in this Section 5.21, and PESI shall utilize and retain the full amount of the Retained Portion of the Purchase Price in payment of such PESI Common Stock acquired by the Management Investors pursuant to this Section 5.21.

The Parent shall cause each of the Management Investors that is not an accredited investor (as defined in Rule 501 of Regulation D) and that is purchasing PESI Common Stock in accordance with this Section 5.21, to appoint a Purchaser Representative (as such term is defined in Rule 501 of Regulation D) to evaluate the merits and risks of their investment in the PESI Common Stock; provided that such Purchaser Representative (i) is not an Affiliate, director, officer or other employee of PESI or the beneficial owner of 10% or more of any class of equity securities of PESI and (ii) has such knowledge and experience in finance and business matters and is capable of evaluating the merits and risks of the prospective investment in PESI Common Stock.
5.22 Parent Required Vote.
(a) As provided in Section 2.2 hereof, Parent shall obtain the Parent Required Votes necessary to approve this Agreement and the transactions contemplated herein through written consents, without a meeting of, without prior notice to, and without a vote of, Parent’s stockholders, and pursuant to the requirements of Section 228 of the DGCL. All written consents obtained by Parent must be obtained pursuant to, and in accordance with, Section 228 of the DGCL.
5.23 Parent Required Votes by Parent Stockholders; Shareholder Agreements.
(a) The Parent Required Votes are the only votes of the holders of capital stock of Parent or any class or series of the capital stock of Parent required to adopt this Agreement.
(b) There are no shareholder agreements, voting trusts, proxies or similar agreements, arrangements or commitments to which Parent, the Company or any of its Subsidiaries is a party with respect to any shares or other equity interests of the Company or any of its Subsidiaries or any other agreement relating to disposition or voting of any equity securities of the Company or any of its Subsidiaries.
ARTICLE VI.
CONDITIONS
6.1 Conditions to Each Party’s Obligation to Close the Acquisition. The respective obligation of each party to complete the Acquisition shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable Law):
(a) This Agreement shall have been adopted by the Parent Required Votes in accordance with the Laws of the State of Delaware and Parent’s certificate of incorporation;
(b) No Law shall have been enacted or promulgated, and no action shall have been taken, and there shall not be any Litigation pending or threatened, by any Governmental Entity of competent jurisdiction or any other Person that temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the Acquisition or makes consummation of the Acquisition illegal;
(c) Parent and PESI shall have agreed upon the collectability of each of those receivables listed in the Estimated Closing Balance Sheet, and those unbilled receivables not so listed, in which the amount of such receivable, individually or in the aggregate, by customer is $500,000 or more. Such agreement will include the receivables in question being part of the “allowance for doubtful accounts” on the Estimated Closing Balance Sheet.

(d) Each of the Management Investors have completed, executed and delivered to PESI the Subscription Agreement and the Management Investor Questionnaire, in form and substance reasonably satisfactory to PESI, and have delivered to PESI the completed Purchaser Representative Questionnaire, executed by the Purchaser Representative, in form and substance reasonably satisfactory to PESI.
6.2 Conditions to Parent’s Obligation to Close the Acquisition. The obligation of Parent to close the Acquisition is further subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by Parent in writing, in whole or in part, to the extent permitted by applicable Law):
(a) The representations and warranties of PESI in Article IV of this Agreement shall be true and correct in all respects (except for any de minimis inaccuracies therein) at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) individually or in the aggregate has not had, and could not reasonably be expected to have or result in, a Material Adverse Effect. Parent shall have received a certificate signed on behalf of PESI by a senior executive officer of PESI to the foregoing effect;
(b) PESI shall have performed or complied with in all material respects each of its covenants and obligations under this Agreement required to be performed or complied with by it on or prior to the Closing Date pursuant to the terms of this Agreement, and Parent shall have received a certificate signed on behalf of PESI by a senior executive officer of PESI to the foregoing effect;
(c) Since the date of this Agreement, there shall not have been any Material Adverse Effect with respect to PESI that has occurred and is continuing. Parent shall have received a certificate signed on behalf of PESI by a senior executive officer of PESI to the foregoing effect;
(d) Parent shall have received from PESI (i) cash in an amount equal to the Initial Cash Consideration, by wire transfer of immediately available funds of the United States to the bank account designated by Parent, and (ii) the Note, duly executed by PESI, to the order of Parent.
(e) The Escrow Agent shall have received from PESI $2,000,000, by wire transfer of immediately available funds of the United States to the bank account designated by the Escrow Agent representing the Escrow Amount for deposit in the Escrow Account;
(f) PESI shall have delivered to Parent the Escrow Agreement, duly executed by PESI and the Escrow Agent;

(g) PESI shall have delivered a Secretary’s Certificate, in form and substance reasonably satisfactory to Parent, dated as of the Closing Date, certifying as to the truth, accuracy and completeness of (i) the resolutions of the board of directors of PESI, authorizing and approving, among other things, the execution, delivery and performance of this Agreement, the Leichtweis Employment Agreement and the transactions contemplated thereby and stating that the resolutions thereby certified have not been amended, modified, revoked or rescinded, and (ii) PESI’s certificate of incorporation and bylaws (as in effect from the time the resolutions described above were adopted until the Closing) (the “PESI Secretary’s Certificate”).
(h) PESI shall have delivered to Parent certificates of good standing of PESI from the jurisdiction of its incorporation certified by the appropriate authority of the Governmental Entity issuing such certificate, dated within five (5) days of the Closing Date;
(i) Parent shall have received the opinion of Conner & Winters LLP, counsel to PESI, in form and substance reasonably satisfactory to Parent and its counsel, dated as of the Closing Date;
(j) PESI shall have delivered an employment agreement, between PESI and Leichtweis, in substantially the form attached hereto as Exhibit F, to be effective as of and commence on the Closing Date, duly executed by PESI (the “Leichtweis Employment Agreement”);
(k) PESI shall have delivered to Parent copies of all third party consents set forth on Schedule 6.2(k);
(l) Parent, PESI, the Company and/or the Company Subsidiaries shall have obtained all material Permits, approvals and consents (including, without limitation, all required transfers or issuances of Environmental Permits) required to consummate the transactions contemplated by this Agreement;
(m) The Company shall have delivered to Parent a duly executed release of all Claims against Parent or any Subsidiary of Parent by the Company and all the Company Subsidiaries relating to intercompany debts between the Parent, the Company and the Company Subsidiaries arising prior to the Closing; provided, however, such release shall not release the Parent from any and all Liabilities or Claims for Losses arising under or in connection with this Agreement (including, but not limited to, Article VIII hereof), with such release being in form and substance reasonably satisfactory to Parent; and
(n) Intentionally Omitted.
(o) PESI shall have delivered such other separate instruments that may be reasonably required by Parent or the Company in connection with the consummation of the transactions contemplated hereby.

6.3 Conditions to PESI’s Obligations to Close the Acquisition. The obligations of PESI to close the Acquisition are further subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by PESI in writing, in whole or in part, to the extent permitted by applicable Law):
(a) The representations and warranties of Parent and the Company set forth in Article II of this Agreement shall be true and correct in all respects (except for any de minimis inaccuracies therein) at and as of the Closing Date, as if made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) individually or in the aggregate has not had a Material Adverse Effect. PESI shall have received a certificate signed on behalf of Parent and the Company by a senior executive officer of each of Parent and the Company to the foregoing effect;
(b) Parent and the Company shall have performed or complied with in all material respects each of its covenants and obligations under this Agreement required to be performed or complied with by it at or prior to the Closing Date pursuant to the terms of this Agreement, and PESI shall have received a certificate signed on behalf of Parent and the Company by a senior executive officer of Parent and of the Company to the foregoing effect;
(c) Parent and the Company shall have delivered a Secretary’s Certificate, in form and substance reasonably satisfactory to PESI, dated as of the Closing Date, certifying as to the truth, accuracy and completeness of (i) the resolutions of the Parent Board and the Company Board, in each case authorizing and approving, among other things, the execution, delivery and performance of this Agreement and the transactions contemplated thereby and stating that the resolutions thereby certified have not been amended, modified, revoked or rescinded, (ii) the resolutions of the Parent Stockholders authorizing and approving this Agreement and the transactions contemplated thereby and stating that such resolutions have not been amended, modified, revoked or rescinded, and (iii) each of Parent, the Company and the Company Subsidiaries certificates of incorporation and bylaws (the “Parent and Company Secretary Certificates”).
(d) PESI shall have received the opinion of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., counsel to Parent, in form and substance reasonably satisfactory to PESI and its counsel, dated the Closing Date;
(e) Since the date of this Agreement, there shall not have been any Material Adverse Effect with respect to the Company or the Company Subsidiaries that has occurred and is continuing. PESI shall have received a certificate signed on behalf of Parent by a senior executive officer of Parent to the foregoing effect;
(f) Parent shall have delivered to PESI duly executed stock powers and assignments executed by Parent as to all of the outstanding Company Common Stock and the Company Series A Preferred, endorsed and assigned by Parent to PESI, free and clear of any Liens, in form and substance reasonably satisfactory to PESI;
(g) Parent shall have delivered to PESI all original stock certificates evidencing all of the issued and outstanding shares of the Company Shares, free and clear of all Liens, with any required stock transfer tax stamps affixed thereto;

(h) Parent shall have delivered to PESI certificates of good standing of Parent, the Company and each Company Subsidiary from its respective jurisdiction of incorporation, and such jurisdictions where the Company and the Company Subsidiaries are qualified as a foreign corporation, certified by the appropriate authorities of the Governmental Entities issuing such certificates, each dated within five (5) days of the Closing Date;
(i) Parent shall have delivered to PESI organizational record books, minute books and corporate seal of the Company and each Company Subsidiary and all other books and records relating to the Company and each Company Subsidiary;
(j) Parent shall have delivered to PESI a certificate of non-foreign status of Parent meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2);
(k) Parent shall have delivered a duly executed release of all Claims against the Company and all Company Subsidiaries by Parent and each Subsidiary of Parent, substantially in the form and substance reasonably satisfactory to PESI and its counsel (the “Parent Release”);
(l) Parent, PESI, the Company and the Company Subsidiaries, as appropriate, shall have obtained all material Permits (including, without limitation, all required transfers or issuances of Environmental Permits) set forth on Schedule 6.3(l), which are required to consummate the transactions contemplated by this Agreement or that allow the Company and the Company Subsidiaries to continue to conduct their business and operations following the Closing in the same manner as conducted immediately prior to the Closing Date;
(m) Parent shall have delivered to PESI the Escrow Agreement, duly executed by Parent and the Escrow Agent;
(n) Parent shall have delivered to PESI written resignations of the directors of the Company and each Company Subsidiary and Michael T. Brigante, as an officer of the Company and the Company Subsidiaries, effective as of the Closing Date;
(o) Parent shall have delivered to PESI copies of all third party consents required to be obtained pursuant to the terms of this Agreement;
(p) Parent shall have delivered releases of Liens from Yorkville Advisors, LLC, YA Global Investments, L.P., Yorkville Bhn S.p.A. and their Affiliates (collectively, “Yorkville”) and SunTrust Bank on the capital stock and all of the assets of the Company and the Company Subsidiaries, in form and substance reasonably satisfactory to PESI;
(q) Parent shall have delivered to PESI evidence that GAAP Liabilities of the Company and the Company Subsidiaries, on a consolidated basis, do not exceed $15,000,000 as of the Closing Date, in form and substance reasonably satisfactory to PESI;
(r) None of the individuals identified in Section 6.3(r) of the Parent Disclosure Letter shall have ceased to be employed by the Company or one of the Company Subsidiaries, as the case may be, or shall have expressed any intention to terminate his or her employment with the Company or such Company Subsidiary or have declined to accept employment with PESI or any of its Subsidiaries;

(s) PESI and Leichtweis shall have entered into the Leichtweis Employment Agreement and PESI shall have received a fully-executed complete copy of such employment agreement, duly executed by Leichtweis;
(t) All employment agreements and indemnification agreements between the Company or a Company Subsidiary and any officer, director, employee or stockholder of the Company or of a Company Subsidiary in effect prior to the Closing shall have been terminated, without liability to PESI, the Company or any Company Subsidiary, in form and substance reasonably satisfactory to PESI, except for the indemnification agreement between the Company and Leichtweis relating to Leichtweis’ and his wife’s guaranty of certain performance bonds issued on behalf of the Company in connection with those projects listed in Section 6.3(t) of the Parent Disclosure Letter and the employment agreement dated September 1, 2010 between Carrie Daniels and the Company;
(u) PESI shall have entered into a definitive agreement with the PESI Lender or another lender approving the Acquisition and such lender shall provide the financing to PESI to enable PESI to fund the payment of the Cash Consideration and to consummate the Acquisition, with such agreement providing such terms and conditions as satisfactory to PESI in its sole discretion;
(v) PESI shall have received from Coulter & Justus, P.C. audited consolidated financial statements (“Audited Financial Statements”) of the Company and the Company Subsidiaries for all years required to be included in a Form 8-K to be filed by PESI as a result of consummation of this Agreement and as required by Regulation S-X (17 CFR Part 210), and with such Audited Financial Statements to be prepared in accordance with Regulation S-X (17 CFR Part 210) and GAAP, consistently applied throughout the periods, and with the Coulter & Justis, P.C. report and consent in connection therewith to be unqualified;
(w) PESI shall have received from each Management Investor acquiring PESI Common Stock pursuant to Section 5.21 hereof a Subscription Agreement duly executed by such Management Investor, the terms of which shall be reasonably satisfactory to PESI, and such Management Investors shall have purchased from PESI the PESI Common Stock pursuant to Section 5.21 hereof; and
(x) Parent, the Company and the Company Subsidiaries, as applicable, shall have delivered such other separate instruments that may be reasonably required by PESI in connection with the consummation of the transactions contemplated hereby;

ARTICLE VII.
TERMINATION
7.1 Termination. Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Acquisition may be abandoned at any time prior to the Closing (notwithstanding any approval of this Agreement by the Parent Stockholders:
(a) by the mutual consent of PESI and Parent in a written instrument;
(b) by either Parent or PESI upon written notice to the other, if:
(i) the Acquisition shall not have been consummated on or before the earlier of (A) August 30, 2011, or (B) five Business Days after the expiration of the 20-day waiting period after the mailing date of the Information Statement, or such later date, if any, as PESI and Parent agree upon in writing (as such date may be extended, the “Termination Date”); provided, however that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to a party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Acquisition to have been consummated on or before such date; provided further, however, that if on the Termination Date the conditions to the consummation of the Acquisition set forth in either or both of Sections 7.1(c) and 7.1(e) shall not be fulfilled but all other conditions shall be fulfilled or shall be capable of being fulfilled, then the Termination Date shall be extended by 30 days, and such date shall become the Termination Date for the purposes of this Agreement;
(ii) any Governmental Entity shall have issued a Law or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting consummation of the Acquisition or making consummation of the Acquisition illegal and such Law or other action shall have become final and nonappealable; provided, however, that the right to terminate pursuant to this Section 7.1(b)(ii) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of or resulted in such action or who is then in material breach of Section 5.4 with respect to such action; or
(iii) the Parent Stockholders fail to approve this Agreement because of the failure to obtain the Parent Required Votes; provided, however, that Parent’s right to terminate pursuant to this Section 7.1(b)(iii) shall not be available to Parent if Parent’s failure to fulfill any material obligation under this Agreement has been the cause of or resulted in such failure of the stockholders of Parent to adopt this Agreement through written consents obtained pursuant to Section 228 of the DGCL or Parent has not made the payments required to be made by Parent to PESI pursuant to Section 9.1(b) hereof;
(c) by Parent, upon written notice to PESI, if PESI shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 6.2(a) or 6.2(b) and (ii) is incapable of being cured by PESI prior to the Termination Date or is not cured by PESI within 30 days following receipt of written notice from Parent of such breach or failure to perform; provided that Parent shall not have the right to terminate this Agreement pursuant to this clause (c) if Parent is then in material breach or has materially failed to perform any of its representations, warranties or covenants in this Agreement;

(d) by Parent, upon written notice to PESI, if, prior to obtaining the Parent Required Vote, Parent Board or a committee thereof has made a Parent Adverse Recommendation Change pursuant to Section 5.2 and Parent Board or any committee thereof has authorized Parent to enter into an Acquisition Agreement in respect of the related Superior Proposal; provided, however, that (i) Parent shall have previously paid or shall concurrently pay to PESI the Parent Termination Fee and reimbursement for Out-of-Pocket Expenses pursuant to Section 9.1(b) and (ii) Parent has not breached its covenants or other agreements contained in Section 5.2;
(e) by PESI, upon written notice to Parent, if Parent or the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 6.3(a) or 6.3(b), and (ii) is incapable of being cured by Parent prior to the Termination Date or is not cured by Parent within 30 days following receipt of written notice from PESI of such breach or failure to perform; provided that PESI shall have no right to terminate this Agreement pursuant to this clause (e) if PESI is then in material breach or has materially failed to perform any of its representations, warranties or covenants in this Agreement; or
(f) by PESI, upon written notice to Parent, (i) if a Parent Adverse Recommendation Change shall have occurred or Parent Board or any committee thereof shall have resolved to make a Parent Adverse Recommendation Change, (ii) if Parent shall have recommended, adopted or approved, or proposed publicly to recommend, adopt or approve any Acquisition Proposal or Acquisition Agreement relating thereto, (iii) if Parent shall have failed to reaffirm the recommendation of Parent Board that Parent stockholders vote in favor of the adoption of this Agreement within three Business Days following receipt from PESI of a written request for such reaffirmation or (iv) within 10 Business Days after a tender or exchange offer relating to securities of Parent has first been published or announced, Parent shall not have sent or given to Parent stockholders pursuant to Rule 14e-2 promulgated under the Exchange Act a statement disclosing that the Parent Board recommends rejection of such tender or exchange offer.
(g) by PESI, upon written notice to Parent, if PESI terminates this Agreement pursuant to Section 5.19.
7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall be given by the party who is electing to terminate to the other party specifying the provision of this Agreement pursuant to which such termination is made and, except with respect to this Section 7.2 and Article IX, this Agreement shall forthwith become null and void after the expiration of any applicable period following such notice. In the event of such termination, there shall be no liability on the part of PESI or Parent, except as set forth in Section 9.1 of this Agreement and except with respect to the requirement to comply with the Confidentiality and Non-Disclosure Agreement, dated March 25, 2010, by and between PESI and the Company (the “Confidentiality Agreement”); provided that nothing herein shall relieve any party from any liability with respect to any willful breach of any representation, warranty, covenant or other obligation under this Agreement.

ARTICLE VIII.
INDEMNIFICATION
8.1 Indemnification of PESI. Subject to the limitations, terms and conditions of this Article VIII, Parent shall indemnify, defend and hold harmless PESI and its officers, directors, employees, shareholders, agents, representatives, subsidiaries, successors and permitted assigns (the “PESI Indemnitees”) from and against any and all Losses suffered or to be suffered, asserted or to be asserted against, imposed upon or to be imposed upon, or incurred or to be incurred by any PESI Indemnitees arising out of or resulting from or in connection with:
(a) the breach of any representation or warranty of the Company or Parent contained in or made pursuant to this Agreement, the Parent Disclosure Letter or any certificate delivered by Parent or the Company to PESI pursuant to this Agreement with respect hereto or thereto in connection with the Closing;
(b) the breach of any covenant or agreement of the Company or Parent contained in this Agreement;
(c) any claims by any employee of the Company or any of the Company Subsidiaries in connection with matters or issues arising prior to the Closing Date;
(d) any environmental claims brought by any Governmental Entity or any other Person under any Environmental Law arising out of any action or omission of, release or threat of release by, the Company or any of the Company Subsidiaries occurring prior to the Closing Date;
(e) any consolidated GAAP Liabilities of the Company and the Company Subsidiaries, that existed prior to the Closing Date, but only to the extent such consolidated GAAP Liabilities are, in the aggregate, in excess of $15,000,000 as of the Closing Date; or
(f) any claims by Leichtweis in his personal capacity in connection with the consideration he receives or is to receive from Parent on or after the Closing.
For purposes of this Article VIII, the term “PESI Indemnitees” shall also include, without limitation, the Company, the Company Subsidiaries and their officers, directors, employees, shareholders, agents, representatives, successors and permitted assigns, and any Losses suffered or to be suffered, asserted or to be asserted, against any of them shall be considered Losses suffered by PESI.
8.2 Indemnification of Parent. Subject to the limitations, terms and conditions of this Article VIII, PESI shall indemnify, defend and hold harmless Parent and its officers, directors, employees, shareholders, agents, representatives, subsidiaries, successors and permitted assigns (the “Parent Indemnitees”) from and against any and all Losses suffered or to be suffered, asserted or to be asserted against, imposed upon or to be imposed upon, or incurred or to be incurred by any Parent Indemnitees arising out of or resulting from or in connection with:
(a) the breach of any representation, warranty or covenant of PESI contained in or made pursuant to this Agreement; or
(b) the breach of any covenant or agreement of PESI contained in this Agreement.

8.3 Losses. As used in this Article VIII, the term “Losses” shall include all claims, losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid. The amount of any Losses shall be computed net of any insurance benefits received in connection with such Losses.
8.4 Indemnification Procedures. The party making a Claim for indemnification under this Agreement shall be, for purposes of this Agreement, referred to as the “Indemnitee” and the party against whom such Claim is asserted under this Agreement shall be, for the purposes of this Agreement, referred to as the “Indemnifying Party.” The indemnification obligations and liabilities under this Article VIII and pursuant to Article VIII with respect to any action, proceeding, lawsuit, investigation, demand or other Claim brought against any Indemnitee shall be subject to the following terms and conditions:
(a) Notice of Claim. The Indemnitee will give the Indemnifying Party prompt written notice after receiving written notice of any Claim or discovering the liability, obligation or facts giving rise to such Claim (a “Notice of Claim”) which Notice of Claim shall set forth (a) a description of the nature of the Claim and (b) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith).
(b) Defense. The Indemnifying Party shall have the right to participate in the defense of a Claim at their expense. The Indemnifying Party shall have the right, at their option (subject to the limitations set forth in Section 8.4(c) below), by written notice to the Indemnitee, to assume the entire control of, subject to the right of the Indemnitee to participate (at its expense and with counsel of its choice) in, the defense, compromise or settlement of the Claim as to which such Notice of Claim has been given, and shall be entitled to appoint counsel reasonably acceptable to the Indemnitee to be the lead counsel in connection with such defense. If the Indemnifying Party elects to assume the defense of a Claim: (a) the Indemnifying Party shall keep the Indemnitees reasonably informed of the status of such defense; provided, however, that in the case of any settlement providing for remedies other than monetary damages for which indemnification is provided, the Indemnitees shall have the right to approve the settlement, which approval shall not be unreasonably withheld or conditioned; and (b) the Indemnitees shall cooperate fully in all respects with the Indemnifying Party in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and the Indemnitees shall make available to the Indemnifying Party all pertinent information and documents under its control.
(c) Limitations of Right to Assume Defense. The Indemnifying Party shall not be entitled to assume control of such defense if (a) the Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (b) the Claim seeks an injunction or equitable relief against any of the Indemnitees; (c) there is a reasonable probability that a Claim may materially and adversely affect the Indemnitees other than as a result of money damages or other money payments; or (d) if counsel for the Indemnitees concludes in good faith that there is a conflict of interest between the Indemnitees, or any one of them, and the Indemnifying Party, in connection with the matter that the Indemnifying Party desires to assume control of the defense.

(d) Other Limitations. Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not limit the Indemnitee’s right to recover from such Claim and shall not affect the duties or obligations of the Indemnifying Party under this Article VIII, except to the extent such failure prejudices the defense of such Claim. So long as the Indemnifying Party is defending any such action actively and in good faith, the Indemnitees shall not settle such action without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnitees shall make available to the Indemnifying Party all relevant records and other relevant materials required by them and in the possession or under the control of the Indemnitees, for the use of the Indemnifying Party and its representatives in defending any such action, and shall in other respects give reasonable cooperation in such defense.
(e) Failure to Defend. If the Indemnifying Party, after receiving a Notice of Claim, fails to defend such Claim reasonably and in good faith, the Indemnitee will (upon further written notice) have the right to undertake the defense, compromise or settlement of such Claim as it may determine in its reasonable discretion at the sole cost and expense of the Indemnifying Party subject to the limitations contained in this Article VIII.
(f) Indemnitee’s Rights. Anything in this Section 8.4 to the contrary notwithstanding, the Indemnifying Party shall not, without the written consent of the Indemnitees, settle or compromise any action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitees of a full and unconditional release from all liability and obligation in respect of such action without any payment by the Indemnitees.
8.5 Limitations on Indemnification.
(a) Survival; Time Limitation under Section 8.1. The representations, warranties, covenants and agreements in this Agreement made by the Parent or the Company or in any writing delivered by the Company and/or Parent in connection with this Agreement shall survive the Closing until the expiration of (i) the second anniversary from the Closing Date for Claims relating to breach of any of the representations or warranties of the Parent and/or the Company contained herein, except as otherwise provided below; (ii) the third anniversary from the Closing Date for Claims relating to a breach of any covenant or agreement contained herein except as otherwise provided below; and (iii) claims relating to a Fundamental Warranty (as defined below) may be asserted or brought at any time during the applicable statute of limitations period relating to the applicable Fundamental Warranty. Any Claim made by a PESI Indemnitee hereunder prior to expiration of its survival period shall be preserved despite the subsequent expiration of the survival period and any Claim set forth in a Notice of Claim sent prior to the expiration of such survival period shall survive until final resolution thereof. No Claim for indemnification under this Article VIII shall be brought after the end of the expiration of the survival period, as set forth in this Section 8.5(a), as applicable to such Claim. The term “Fundamental Warranty” means the following Claims:
(i) the intentional or willful misrepresentation of representations or warranties;

(ii) the intentional or willful breach of any covenant or agreement;
(iii) liability for Taxes of the Company or any Company Subsidiary for all periods prior to the Closing Date;
(iv) Parent’s breach of the representations that it owns all of the outstanding capital stock of the Company or the Company and the Company Subsidiaries own all of their respective assets; or
(v) CERCLA or other offsite environmental Liabilities or Claims for all periods prior to the Closing Date or arising due to acts or actions occurring prior to the Closing Date.
(b) Survival; Time Limitations Under Section 8.2. The representations, warranties, covenants and agreements made by PESI in this Agreement or in any writing delivered by PESI in connection with this Agreement shall survive the Closing until the expiration of (i) the second anniversary from the Closing Date for Claims relating to breach of any of the representations and warranties of PESI contained herein; and (ii) the third anniversary from the Closing Date for Claims relating to breach of any covenant or agreement contained herein. Any Claim made by a Parent Indemnitee hereunder prior to expiration of its survival period shall be preserved despite the subsequent expiration of the survival period and any Claim set forth in a Notice of Claim sent prior to the expiration of such survival period shall survive until the final resolution thereof. No Claim for indemnification under Section 8.2 shall be brought after the end of the expiration of the survival period, as set forth in this Section 8.5(b), as applicable to such Claim;
(c) Basket. The PESI Indemnitees shall not assert any indemnification claim under this Article VIII, and Parent shall have no obligation to indemnify any PESI Indemnitee, until the aggregate amount of all Claims for Losses by the PESI Indemnitees exceeds $245,000, in which event Parent will be responsible for all Losses, including without limitation, the Basket Amount, subject to the terms of this Article VIII;
(d) Aggregate Amount Limitation of the Parent. Parent’s aggregate liability for Losses of the PESI Indemnitees under this Article VIII shall not exceed the following:
(i) Claims relating to breaches of representations and warranties, shall not exceed, in the aggregate, the sum of $3,000,000, except as otherwise provided herein;
(ii) Claims relating to breaches of covenants or agreements shall not exceed in the aggregate the sum of $4,900,000, except as otherwise provided herein; and
(iii) Claims relating to any Fundamental Warranty shall be limited to the Purchase Price.

(e) Aggregate Amount Limitation of PESI. PESI’s aggregate liability for Losses of the Parent Indemnitees under this Article VIII shall not exceed the following:
(i) Claims relating to breaches of PESI’s representations and warranties shall not exceed, in the aggregate, the sum of $500,000; and
(ii) Claims relating to PESI’s breach of covenants or agreements shall not exceed, in the aggregate, the unpaid principal balance of the Note as of the date of such breach
8.6 Exclusive Remedy. Except as provided under Sections 1.4 and 1.5, which shall be the sole provisions with respect to final determination of the Net Working Capital Amount, Section 5.17, Article VII and Sections 9.1, 9.3 and Section 9.13, after the Closing Date, the rights and remedies of the parties expressly provided for in this Article VIII shall be the sole and exclusive remedy of the parties and their respective officers, directors, employees, Affiliates, agents, representatives, successors and assigns for any breach or inaccuracy of any representation, warranty or breach or non-fulfillment of any covenant or agreement contained in this Agreement, and the parties shall not be entitled to rescission of this Agreement or to any further indemnification or other rights or claims of any nature whatsoever (including under statute, regulation, common law, in equity or for negligence) in respect thereof, all of which the parties hereby waive to the fullest extent permitted by Law.
8.7 Application of Escrow Amount. Neither the Escrow Amount nor the Escrow Agreement shall in any manner limit Parent’s liability to PESI for Losses under this Agreement, and if the amount of Parent’s Liability to PESI under this Agreement exceeds the Escrow Amount, Parent shall pay such excess Losses to PESI in accordance with the terms of this Agreement and will not be released from Liability to PESI for such excess Losses.
ARTICLE IX.
MISCELLANEOUS
9.1 Fees and Expenses.
(a) All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, except (i) as otherwise provided in this Section 9.1, and (ii) Parent will bear and pay all such fees, costs and expenses incurred by Parent, the Company and the Company Subsidiaries (including, without limitation, expenses incurred by Parent in preparing, printing and mailing of the Information Statement, and any and all amounts due to the Parent’s, Company’s and the Company Subsidiaries’ investment bankers and brokers) in connection with this Agreement and/or the transactions contemplated herein.
(b) (i) If this Agreement is terminated by Parent pursuant to Section 7.1(d), or (ii) if this Agreement is terminated by PESI pursuant to Section 7.1(f), or (iii) if this Agreement is terminated by either Parent or PESI pursuant to Section 7.1(b)(iii), then Parent shall pay to PESI an aggregate amount equal to the sum of (x) $625,000 (the “Parent Termination Fee”), and (y) reimbursement for Out-of-Pocket Expenses of PESI as determined in accordance with Section 9.1(c).

(c) “Out-of-Pocket Expenses” means, with respect to PESI all out-of-pocket expenses and fees (including all fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors) of PESI arising out of, in connection with or related to the Acquisition or the other transactions contemplated by this Agreement, up to a maximum of $250,000 in the aggregate. On any date on which PESI shall request reimbursement for Out-of-Pocket Expenses or such reimbursement shall become payable in accordance with the provisions of Sections 7.1 or 9.1, PESI shall provide to Parent a written statement of the respective amounts and nature of such Out-of-Pocket Expenses.
(d) Intentionally Omitted.
(e) Any payment required pursuant to Section 9.1(b) shall be made at the time of such termination of this Agreement by wire transfer of immediately available funds to the account designated by PESI set forth in Section 9.1(e) of the PESI Disclosure Letter, as applicable. Each party acknowledges that the agreements contained in this Section 9.1 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other party would not enter into this Agreement; accordingly, if Parent fails promptly to pay or cause to be paid the amounts due from it pursuant to such sections, and, in order to obtain such payment, the other party commences a suit that results in a judgment for the amounts set forth in such sections, the non-prevailing party shall pay to the prevailing party its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit and any appeal relating thereto, together with interest on the amounts set forth in this Section 9.1 from the date payment was due at 6% per annum.
(f) This Section 9.1 shall survive any termination of this Agreement.
(g) The parties agree that payment of the Parent Termination Fee is as liquidated damages (and not as a penalty) for termination of this Agreement and that the actual damages to PESI in the event of such termination are impractical to ascertain and the amount of the Parent Termination Fee is a reasonable estimate thereof.
9.2 Amendment; Waiver.
(a) This Agreement may not be amended except by an instrument in writing signed on behalf of each of PESI and Parent.
(b) At any time prior to the Closing, Parent and the Company, on one hand, and PESI, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other party or parties, (ii) waive in whole or in part any inaccuracies in the representations and warranties of the other party or parties contained herein or in any document, certificate or writing delivered pursuant hereto by the other party or parties or (iii) waive in whole or in part compliance with any of the agreements or conditions of the other party or parties hereto contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.

9.3 Offsets. PESI may offset any amounts it owes to Parent under this Agreement or the Note for any Claims it may have against Parent under Article VIII hereof, except as otherwise provided in this Section 9.3. Unless the Escrow Agreement has terminated pursuant to its terms or the Escrow Amount has been exhausted, PESI or any PESI Indemnitee shall, in the first instance, satisfy that portion of any Claim by PESI or any PESI Indemnitee for indemnification under Article VIII that does not exceed the remaining Escrow Amount (less any amounts reserved by the Escrow Agent pursuant to the Escrow Agreement for Claims being disputed by the Parent) as of the date of such Claim (“Remaining Escrow Amount”) out of the Remaining Escrow Amount before PESI may offset such Claim, or that portion thereof that exceeds the Remaining Escrow Amount, against any amounts PESI owes to Parent under this Agreement or the Note. In the event that the Escrow Amount has been exhausted or the Escrow Agreement has terminated pursuant to its terms or the Claim by PESI or any of the PESI Indemnitees under Article VIII exceeds the Remaining Escrow Amount, PESI may then offset such portion of such Claim that cannot be satisfied out of the Escrow Amount against its obligations to make payments to Parent provided for in this Agreement (including, but not limited to, payments under the Note). Any Claim that PESI makes to offset against any of the obligations to Parent under this Agreement or the Note shall be subject to the appropriate Indemnification Procedures set forth in Section 8.4 hereof.
9.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, (c) the expiration of five Business Days after the day when mailed in the United States by certified or registered mail, postage prepaid, or (d) delivery in person, in each case addressed to the following addresses (or at such other address for a party as shall be specified by like notice):

if to Parent and the Management Investors, to:	C. Thomas McMillen Chief Executive Officer Homeland Security Capital Corporation 4601 North Fairfax Drive Arlington, VA 22203

Fax: (703) 528-0956

with a copy to (which copy shall not constitute notice):	Kenneth R. Koch, Esq. Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. 666 Third Avenue New York, NY 10017

Fax: (212) 983-3115

and (b) if to PESI to:	Dr. Louis F. Centofanti Chairman and Chief Executive Officer Perma-Fix Environmental Services, Inc. 8302 Dunwoody Place, Suite 250 Atlanta, GA 30350

Fax: (770) 587-9937

with a copy to (which copy shall not constitute notice):	Irwin H. Steinhorn, Esq. Conner & Winters, LLP 1700 One Leadership Square 211 North Robinson Avenue Oklahoma City, OK 73102

Fax: (405) 232-2695
9.5 Rules of Construction and Interpretation; Certain Definitions.
(a) When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement,” “hereof,” “herein,” and “hereunder” include any schedules, exhibits or other attachments to this Agreement. The word “or” shall be deemed to mean “and/or.” The phrase “made available” when used in this Agreement shall mean that the information referred to has been made available to the party to whom such information is to be made available. The word “affiliates” when used in this Agreement shall have the meaning ascribed to it in Rule 12b-2 under the Exchange Act. The phrase “beneficial ownership” and words of similar import when used in this Agreement shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

(b) Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is hereby expressly waived.
(c) The inclusion of any information in the Parent Disclosure Letter or PESI Disclosure Letter shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Parent Disclosure Letter or PESI Disclosure Letter, as applicable, that such information is required to be listed in the Parent Disclosure Letter or PESI Disclosure Letter, as applicable, or that such items are material to the Company or PESI, as the case may be.
(d) The following terms have the following definitions:
(i) “Business Day” means any day other than Saturday and Sunday and any day on which banks are not required or authorized to close in the State of New York, provided that if any date on which any action is required to be taken under this Agreement is not a Business Day, such action will be required to be taken on the next day which is a Business Day.
(ii) “Claim” shall mean any claim, action, suit, proceeding or investigation.
(iii) “Cleanup” means all actions required under Environmental Laws or by any applicable Governmental Entity to: (i) clean up, remove, treat or remediate Hazardous Materials in the environment; (ii) prevent the Release or threatened Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the environment; (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care; or (iv) respond to any government requests for information or documents in any way relating to cleanup, removal, treatment or remediation or potential cleanup, removal, treatment or remediation of Hazardous Materials in the environment.
(iv) “Code” means the U.S. Internal Revenue Code of 1986, as amended.
(v) “Commercially Reasonable Efforts” means, with respect to any party, the agreement of such party to cooperate and to use its reasonable efforts consistent with customary commercial practice without (i) payment or incurrence of any liability or obligation, other than reasonable expenses, or (ii) the requirement to engage in litigation.

(vi) “Company Credit Agreement” means that certain Loan and Security Agreement, dated March 17, 2008, by and among the Company, Company Subsidiaries, as signatories thereto, and SunTrust Bank, as amended.
(vii) “Company IP” means all Intellectual Property used in or material to the business of the Company or any of its Subsidiaries as currently conducted or as currently proposed to be conducted.
(viii) “Employment and Withholding Taxes” means any federal, state, provincial, local, foreign or other employment, unemployment, insurance, social security, disability, workers’ compensation, payroll, health care or other similar Tax and all Taxes required to be withheld by or on behalf of each of the Company and any of its Subsidiaries, or PESI and any of its Subsidiaries, as the case may be, in connection with amounts paid or owing to any employee, independent contractor, creditor or other party, in each case, on or in respect of the business or assets thereof.
(ix) “GAAP Liabilities” means the total amount of consolidated liabilities of the Company and the Company Subsidiaries as reflected as the total liabilities on the Estimated Closing Balance Sheet and determined in accordance with GAAP.
(x) “Hazardous Material” means (i) chemicals, pollutants, contaminants, wastes, toxic, hazardous substances, any radioactive materials and waste, and oil and petroleum products, (ii) carbon dioxide and other greenhouse gases; (iii) any substance that is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, radon gas or related materials, lead or lead-based paint or materials or radioactive materials or waste, (iv) any substance that requires investigation, removal or remediation under any Environmental Law, or is defined, listed, regulated or identified as hazardous, toxic or otherwise regulated under any Environmental Law, (v) any substance that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous to human health or the environment, (vi) naturally occurring radioactive material (NORM), or (vii) any other substance which is subject of regulatory action by any Governmental Entity or under any Environmental Law.
(xi) “Intellectual Property” means all patent applications, patents, trademarks, service marks, corporate names, business names, brand names, trade names, all other names and slogans embodying business or product goodwill (or both), trade styles or dress, mask works, copyrights, works of authorship, moral rights of authorship, rights in designs, trade secrets, technology, inventions, invention disclosures, discoveries, improvements, know-how, program materials, processes, methods, confidential and proprietary information, throughout the world and all other intellectual and industrial property rights, throughout the world, whether or not subject to statutory registration or protection and, with respect to each of the foregoing, all registrations and applications for registration, renewals, extensions, continuations, reissues, divisionals, improvements, modifications, derivative works, goodwill, and common law rights, and causes of action relating to any of the foregoing.

(xii) “Knowledge” means, (i) with respect to Parent or the Company, the actual Knowledge of C. Thomas McMillen, Michael T. Brigante, Christopher P. Leichtweis, Raymond A. Peters, Robert M. Szozda, Donald J. Goebel, Carrie Z. Daniels, Andrew J. Lombardo, Mark E. Kaye, Anne E. Smith and Andrew A. Henderson; and (ii) with respect to PESI, the actual knowledge of Dr. Louis F. Centofanti and Ben Naccarato.
(xiii) “Law” means any foreign, international, federal, state or local law, treaty, convention, statute, code, ordinance, regulation, rule, order, directive, principle of common law or other legally enforceable obligation imposed by a court or other Governmental Entity.
(xiv) “Leichtweis” shall mean Christopher P. Leichtweis.
(xv) “Liability” and “Liabilities” means any debt, obligation, or liability of any nature (including any undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, contingent, conditional or inchoate liability, including strict liability).
(xvi) “Lien” means any mortgage, pledge, deed of trust, hypothecation, right of others, claim, security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, voting trust agreement, interest, option, right of first offer, negotiation or refusal, proxy, lien, charge or other restrictions or limitations of any nature whatsoever.
(xvii) “Litigation” means any action, claim, suit, proceeding, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal or regulatory, in law or in equity, by or before any Governmental Entity or arbitrator (including worker’s compensation claims).
(xviii) “Material Adverse Effect” means, with respect to Parent, the Company or PESI, as the case may be, any (A) change, (B) effect, (C) event, (D) occurrence, (E) state of facts or (F) development or developments, that results or could reasonably be expected to result, individually or in the aggregate, in a material adverse change on the business, properties, assets, liabilities (contingent or otherwise), financial condition or results of operations of such party and its Subsidiaries, taken as a whole, or on the ability of such party to consummate the transactions contemplated by this Agreement; provided, that for purposes of analyzing whether any change, effect, event, occurrence, state of facts or development constitutes a Material Adverse Effect under this definition, the parties agree that each of the terms contained in clauses (A) through (F) above are intended to be separate and distinct. Notwithstanding the foregoing, the following shall not be deemed to constitute a Material Adverse Effect: (i) changes resulting from the announcement or pendency of this Agreement, or any actions taken by any party in compliance with this Agreement or the consummation of the Acquisition, (ii) any effect of any change in the United States, or foreign economies or securities or financial markets in general, (iii) changes in applicable Law or United States foreign or international generally accepted accounting principles or financial reporting standards or interpretations thereof after the date of this Agreement, (iv) any effect of any change that has the same or similar affect on all companies within the industry in which the Company or any of the Company Subsidiaries operate or (v) any effect resulting from an act of war or terrorism.

(xix) “Permitted Lien” means (A) statutory Liens for Taxes, assessments and other governmental charges which are not yet due and payable, provided the liabilities that are secured by for such Liens are listed on the Estimated Closing Balance Sheet, (B) statutory or common law Liens to secure sums not yet due to landlords or sublandlords under leases or rental agreements, (C) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, old age pension or other social security programs mandated under applicable Laws, (D) statutory or common law Liens in favor of carriers, warehousemen, mechanics, workmen, repairmen and materialmen to secure claims for labor, materials or supplies and incurred in the ordinary course of business for sums not yet due, (E) restrictions on transfer of securities imposed by applicable state and federal securities Laws, (F) Liens resulting from a filing by a lessor as a precautionary filing for a true lease, (G) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, and (H) Liens granted and outstanding as of the date of this Agreement to a bonding company in connection with guarantees issued by a bonding company on behalf of the Company or a Company Subsidiary for bonded projects being performed by the Company and the Company Subsidiaries as of the date of this Agreement which have been entered into by the Company or a Company Subsidiary in the ordinary course of business consistent with past practices. The above Permitted Liens will be subject to future liens granted in favor of PNC Bank, National Association, as agent or otherwise, under any financing documents it may enter into with PESI.
(xx) “Person” means any natural person, firm, individual, partnership, court, joint venture, business trust, trust, association, corporation, company, limited liability company, unincorporated entity or Governmental Entity.
(xxi) “Release” means any releasing, disposing, discharging, injecting, spilling, leaking, pumping, dumping, emitting, escaping, emptying, dispersal, leaching, migration, transporting or placing of Hazardous Materials or the threatened Release of any Hazardous Materials, including into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

(xxii) “Securities Act” means the Securities Act of 1933, as amended.
(xxiii) “SPRU Project” means Subcontract No. 2008-SC-SPRU-001 between Safety and Ecology Corporation and subcontract to URS Energy & Construction, Inc. for the U.S. Department of Energy for the deactivation, demolition, and removal of the Separations Process Research Unit at the Knolls Atomic Power Laboratory in Niskayuna, New York.
(xxiv) “Subsidiary” means, with respect to any Person, any other Person of which (i) such Person is directly or indirectly a manager or general partner or (ii) 50% or more of the securities or other equity interests having by their terms ordinary voting power for the election or appointment of directors, managers or others performing similar functions are directly or indirectly owned by such Person.
(xxv) “Tax” means all net income, gross income, gross receipts, sales, use, ad valorem, transfer, accumulated earnings, personal holding company, excess profits, franchise, profits, license, withholding, excise, severance, stamp, occupation, premium, property, disability, capital stock, or windfall profits taxes, customs duties or other taxes, fees, assessments or governmental charges of any kind whatsoever, including Employment and Withholding Taxes, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Entity.
(xxvi) “Tax Return” means any return, estimated tax return, report, declaration, form, claim for refund or information statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
(xxvii) “Yorkville” has the meaning as set forth in Section 6.3(p) hereof.
9.6 Headings; Disclosure Letters. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Disclosure of any matter pursuant to any Section of the Parent Disclosure Letter or PESI Disclosure Letter shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.
9.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.
9.8 Entire Agreement. This Agreement and the Confidentiality and Non-Disclosure Agreement between PESI and the Company dated March 25, 2010 constitute the entire agreement, and supersede all prior agreements and understandings (written and oral), among the parties with respect to the subject matter of this Agreement.

9.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction is invalid, void, unenforceable, overly broad or against public policy by any court of competent jurisdiction, the parties intend that such court modify such provision to the extent necessary so as to render it valid, effective, enforceable, reasonable and not overly broad and such term, provision, covenant or restriction shall be deemed modified to the extent necessary to provide the intended benefits to modify this Agreement so as to effect the original intent of the parties, as evidenced by this Agreement, as closely as possible in a mutually acceptable manner in order that the transactions as originally contemplated hereby are fulfilled to the fullest extent possible.
9.10 Governing Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.
9.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.
9.12 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement and their permitted assignees, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Without limiting the foregoing, no direct or indirect holder of any equity interests or securities of any party to this Agreement (whether such holder is a limited or general partner, member, stockholder or otherwise), nor any Affiliate of any party to this Agreement, nor any Representative or other controlling Person of each of the parties to this Agreement and their respective Affiliates, except the Parent, shall have any Liability or obligation arising under this Agreement or the transactions contemplated hereby. Other than as set forth in this Section 9.10, Parent and the Company acknowledge and agree that all provisions contained in this Agreement with respect to the Company employees are included for the sole benefit of the Company and PESI, and that nothing in this Agreement, whether express or implied, shall create any third party beneficiary or other rights (i) in any other Person, including, without limitation, any employees, former employees, any participant in any Company Employee Benefit Plan or other benefit plan or arrangement, or any dependent or beneficiary thereof, or (ii) to continued employment with the Company, PESI, or any of their respective Subsidiaries.

9.13 Intentionally Omitted.
9.14 Jurisdiction. Each of the parties agrees that any claim, suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, under or in connection with, this Agreement or the transactions contemplated hereby shall be heard and determined in the Chancery Court of the State of Delaware (and each agrees that no such claim, suit, action or proceeding relating to this Agreement shall be brought by it or any of its Affiliates except in such court), and the parties hereby irrevocably and unconditionally submit to the exclusive jurisdiction of such court in any such claim, suit, action or proceeding and irrevocably and unconditionally waive the defense of an inconvenient forum to the maintenance of any such claim, suit, action or proceeding; provided, however, that if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware shall be deemed sufficient for purposes of this Section 9.14. Each of the parties hereto further agree that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document in any such claim, suit, action or proceeding may be served on any Person anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 9.14 shall be deemed effective service of process on such party. The parties hereto hereby agree that a final, non-appealable judgment in any such claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions in the world by suit on the judgment or in any other manner provided by applicable Law.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, PESI, Parent and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation
By:	/s/ Dr. Louis F. Centofanti
	Name:	Dr. Louis F. Centofanti
	Title:	President

(“PESI”) HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation
By:	/s/ C. Thomas McMillen
	Name:	C. Thomas McMillen
	Title:	Chief Executive Officer

(“Parent”) SAFETY & ECOLOGY HOLDINGS CORPORATION, a Nevada corporation
By:	/s/ Christopher Paul Leichtweis
	Name:	Christopher Paul Leichtweis
	Title:	President, Chief Executive Officer

(the “Company”)
Signature to Stock Purchase Agreement

ANNEX B
THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
NON-NEGOTIABLE
PROMISSORY NOTE

$2,500,000.00	, 2011
FOR VALUE RECEIVED, the undersigned PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (“PESI”), promises to pay to the order of HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation (“Homeland”), having a notice address at 1005 North Glebe Road, Suite 550, Arlington, Virginia 22201, or at such other place as may be designated in writing by Homeland, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($2,500,000.00), together with interest thereon at the annual interest rate hereinafter stated, payable as set forth below.
Unless otherwise defined herein, all terms defined or referenced in that certain Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) between PESI, Homeland and Safety & Ecology Holdings Corporation, will have the same meanings herein as therein.
1. Until paid in full in accordance with the terms hereof, interest on this Note shall accrue from the date hereof at the Interest Rate (calculated on the basis of a 360-day year consisting of twelve 30 day months). For purposes of this Note, the Interest Rate shall mean six percent (6.0%) per annum, except upon the occurrence of an Event of Default (as defined herein), in which case, during the period from the date of such Event of Default until the earlier of (i) the date such Event of Default is cured or (ii) the date on which such payment is made as set forth herein, the Interest Rate shall mean twelve percent (12.0%) per annum. Notwithstanding any other provision of this Note, Homeland does not intend to charge, and PESI shall not be required to pay, any interest or other fees or charges in excess of the maximum interest permitted by applicable law; any payments in excess of such maximum shall be refunded to PESI or credited to reduce principal hereunder. The principal and accrued interest due thereon shall be payable over a three (3) year period in thirty-six (36) monthly installments of principal and interest, with the first monthly installment of $76,054.84 in principal and interest due and payable on                     , 2011, and a like installment due and payable on the 15th day of each month thereafter for 34 months, and the remaining unpaid principal balance of this Note and all accrued interest thereon due and payable on                     , 2014 (the “Maturity Date”).

2. This Note is executed and delivered in connection with, and subject to the terms and conditions contained in, the Purchase Agreement. It is specifically agreed that the entire principal amount of this Note has been advanced as of the date hereof, and that no additional advances will be made hereunder. Subject to the provisions of Section 4, all payments will first be applied to the payment of accrued interest, and the remainder will be applied in reduction of the principal balance hereof. Payments of principal and interest on this Note shall be made by wire transfer of immediately available funds to an account designated by Homeland in Exhibit A attached hereto, which may be changed by Homeland in writing from time to time.
3. PESI will have the right to prepay this Note in whole or in part at any time and from time to time without premium or penalty, but with interest accrued to the date of prepayment.
4. PESI agrees that, upon an occurrence of an Event of Default (as defined below), and, as a result, this Note is placed in the hands of an attorney for collection or to defend or enforce any of Homeland’s rights hereunder, PESI will pay, subject to the terms hereof, Homeland’s reasonable attorneys’ fees and expenses and all other reasonable expenses incurred by Homeland in connection therewith, provided that Homeland is represented by a single attorney or law firm, as determined by a court of competent jurisdiction or as agreed to by PESI and the Parent (the “Expenses”).
5. The payment and performance of this Note is unsecured. This Note is non-negotiable, and neither this Note nor the right to receive the payments due and to become due under this Note may be sold, transferred or assigned by Homeland without the prior written consent of PESI which may be withheld by PESI in PESI’s sole discretion. This Note is subject to PESI’s right to offset payments hereunder as a result of any Claim that PESI or PESI Indemnitees may have against Homeland in accordance with Article VIII of the Purchase Agreement, pursuant to Section 9.3 of the Purchase Agreement.
6. Upon the occurrence of an Event of Default (as defined below), Homeland will have the option to declare this Note in default and to be immediately due and payable, whereupon this Note shall become forthwith due and payable upon such written demand received by PESI (“Written Demand Notice”), and Homeland will thereafter have the right, at its option and in its sole discretion, by written election delivered to PESI to receive in full and complete satisfaction of all PESI’s obligations under this Note, either:
a.	the cash amount equal to the sum of the unpaid principal balance owing under this Note and all accrued and unpaid interest thereon, plus the Expenses (the “Payoff Amount”);
b.
the number of fully paid and non-assessable shares of the common stock, par value $.001 per share, of PESI (the “PESI Common Stock”) equal to the quotient determined by dividing the Payoff Amount by the average of the closing prices per share of the PESI Common Stock as reported by the primary national securities exchange or automatic quotation system on which PESI Common Stock is traded during the 30 consecutive trading day period ending on the trading day immediately prior to receipt by PESI of the Written Demand Notice delivered in accordance with Section 9.4 of the Purchase Agreement (the “Payoff Shares”); provided, however, that the number of Payoff Shares plus the number of shares of PESI Common Stock issued or to be issued to the Management Investors pursuant to Section 5.21 of the Purchase Agreement shall not exceed 19.9% of the voting power of all of PESI voting securities issued and outstanding as of the date of the Purchase Agreement; or

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c.
any combination of the Payoff Amount or the Payoff Shares, provided, however, that the aggregate amount of the Payoff Amount and the Payoff Shares shall not exceed the unpaid principal balance and accrued interest due under this Note as of receipt by PESI of the Written Demand Notice, with the number of Payoff Shares to be determined by dividing the amount of the Payoff Amount which is to be paid in Payoff Shares by the average of the closing prices per share of the PESI Common Stock as reported by the primary national securities exchange or automatic quotation system on which PESI Common Stock is traded during the thirty (30) consecutive trading day period ending on the trading day immediately prior to receipt by PESI of the Written Demand Notice and Homeland’s written election to receive a portion of the Payoff Amount in Payoff Shares, with such notice to specify the amount of the Payoff Amount to be paid in Payoff Shares.

7. If Homeland elects to receive Payoff Shares, (i) the issuance of the Payoff Shares will be subject to Homeland providing in writing to PESI within three Business Days prior to the issuance of the Payoff Shares, substantially the same representations, warranties and covenants as set forth in Exhibit C attached to the Purchase Agreement and (ii) Homeland shall not, at anytime or for any reason, assign, transfer or convey the Payoff Shares or any portion thereof, if issued by PESI to Homeland, to Yorkville. If issued, the Payoff Shares will not be registered, and Homeland will not be entitled to registration rights with respect to the Payoff Shares, except for those certain Piggyback Registration Rights set forth in the Registration Rights Agreement attached as Exhibit D to the Purchase Agreement, which PESI and Homeland shall execute immediately prior to the issuance of the Payoff Shares. The Payoff Shares issued to Homeland pursuant to this Note, if any, will be restricted securities and subject to the restrictions, qualifications, and limitations set forth in the Purchase Agreement, Exhibits C and D of the Purchase Agreement, and this Note, including without limitation, compliance with federal and state securities laws and the limitations on the maximum number of Payoff Shares to be issued to Homeland set forth in Section 6(b) hereof.
8. Events of Default. Notwithstanding any provision of this Note to the contrary, subject to the terms hereof and the Purchase Agreement, the outstanding principal and accrued interest under this Note shall become due and payable, without notice or demand, upon the happening of any one of the following specified events (each, an “Event of Default”):
a.	PESI fails to pay any installment of principal and interest due hereunder within 30 days of when due; or

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b.
Any legal proceeding is commenced by or against PESI seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of its structure or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for PESI or for all or substantially all of PESI’s property, or shall take any such action to authorize any of the foregoing, and such case or proceeding (x) results in the entry of an order for relief against it which is not stayed within twenty (20) Business Days after the entry thereof or (y) is not dismissed within sixty (60) days of commencement; or

c.	Change in Control (as defined below) of PESI. For the purposes of this Note, a “Change in Control” shall mean any of the following:
i.
consummation of a transaction in which any person, entity, corporation, or group (as such terms are defined in sections 13 (d)(3) and 14 (d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than PESI, or a profit sharing, employee ownership or other employee benefit plan sponsored by PESI or any subsidiary of PESI) has purchased PESI’s voting securities for cash, securities or other consideration pursuant to a tender offer, or has become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act (in one transaction or a series of transactions), of securities of PESI representing more than 50% of the total voting power of the then outstanding securities of PESI ordinarily having the right to vote in the election of directors; or

ii.	a change, without approval of at least a majority of the Board of Directors then in office, of a majority of PESI’s Board of Directors; or

iii.	consummation by PESI of PESI selling all or substantially all of PESI’s assets to a purchaser which is not a subsidiary of PESI; or

iv.	PESI shareholders’ approval of a plan of dissolution or liquidation of PESI; or

v.
PESI’s consummation of a merger or consolidation, in which PESI or a subsidiary of PESI is not the surviving corporation, and immediately following such merger or consolidation less than fifty percent (50%) of the surviving corporation’s outstanding voting stock is held by persons who are stockholders of PESI immediately prior to such merger or consolidation.

9. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given if given in accordance with the notice provisions in the Purchase Agreement, unless otherwise agreed to by the parties. In addition any notice otherwise required or permitted hereunder, PESI shall give Homeland written notice not less than ten (10) days prior to the consummation of any Change in Control.

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10. PESI hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by Homeland hereof with respect to the time of payment or any other provision hereof.
11. The rights and remedies of Homeland under this Note shall be cumulative. It is agreed that no delay or omission to exercise any right, power or remedy accruing to Homeland upon any breach or default of PESI under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.
12. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.
13. This Note shall be governed by and construed and enforced in accordance with the laws of The State of Delaware, without regard to its conflicts of laws provisions. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the courts sitting in the State of Delaware over any suit, action or proceeding arising out of or relating to this Note. The parties irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in such court and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. The parties agree that a final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the parties and may be enforced in any other courts to whose jurisdiction other parties are or may be subject, by suit upon such judgment.
14. Jury Trial Waiver. PESI HEREBY KNOWINGLY AND VOLUNTARILY IRREVOCABLY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO, THIS NOTE. PESI FURTHER ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS NOTE WITH ITS COUNSEL AND THAT IT ON ITS OWN HAS MADE THE DETERMINATION TO EXECUTE THIS NOTE AFTER CONSIDERATION OF ALL OF THE TERMS OF THIS NOTE AND OF ALL OTHER FACTORS WHICH IT CONSIDERS RELEVANT.

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IN WITNESS WHEREOF, PESI has executed this instrument effective the date first above written.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation
By:
Name:
Title:

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ANNEX C
ESCROW AGREEMENT
THIS ESCROW AGREEMENT (this “Agreement”) is dated as of the  _____  day of  _____  2011, by and among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (“PESI”); HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation (“Homeland”); and SUNTRUST BANK, a Georgia banking corporation (the “Escrow Agent”).
W I T N E S S E T H:
WHEREAS, PESI, Homeland and Safety & Ecology Holdings Corporation, a Nevada corporation (the “Company”) have entered into a Stock Purchase Agreement, dated as of the  _____  day of July, 2011 (the “Purchase Agreement”), pursuant to which PESI has agreed to purchase from Homeland all of the issued and outstanding capital stock of the Company (the “Acquisition”), and upon the consummation of the transactions contemplated thereby, the Company will become a wholly-owned subsidiary of PESI;
WHEREAS, pursuant to the terms of the Purchase Agreement, PESI will deliver and deposit with the Escrow Agent an amount in cash equal to $2,000,000 (such amount, together with all earnings thereon, the “Escrow Amount”), which represents a portion of the Purchase Price (as defined in the Purchase Agreement) that is otherwise payable to Homeland, with the Escrow Amount to be held, administered and released by the Escrow Agent pursuant to the terms of this Agreement to satisfy certain indemnification obligations of Homeland under the Purchase Agreement; and
WHEREAS, in accordance with the Purchase Agreement, PESI and Homeland desire to appoint the Escrow Agent to act as escrow agent hereunder in the manner set forth below, and the Escrow Agent is willing to act in such capacity.
NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PESI, Homeland and the Escrow Agent hereby agree as follows:
1. Appointment of Escrow Agent. PESI and Homeland hereby appoint the Escrow Agent to act as Escrow Agent on their behalf pursuant to this Agreement, and the Escrow Agent hereby consents to its appointment in such capacity on the terms and conditions of this Agreement.
2. Establishment of Escrow Account. In accordance with Section 1.3.1(b) of the Purchase Agreement, at the closing of the transactions contemplated by the Purchase Agreement, Homeland and PESI have agreed that PESI will deposit the Escrow Amount with the Escrow Agent in lieu of paying such to Homeland. The Escrow Agent shall establish a segregated account for the Escrow Amount and shall hold, administer and release such Escrow Amount to the appropriate parties pursuant to the terms of this Agreement.

3. Investment of the Escrow Amount. Unless otherwise jointly instructed in writing by Homeland and PESI, the Escrow Agent shall invest and reinvest any or all of the Escrow Amount as directed in writing by Homeland and PESI in accordance with the Investment Selection Instructions annexed as Annex I hereto, which is incorporated herein by reference and made a part hereof. The Escrow Agent shall have no liability for any loss arising from or related to any investments of the Escrow Amount. Obligations purchased as investments of the Escrow Amount shall be deemed at all times to be a part of the Escrow Amount. The Escrow Agent may, but shall not be obligated to, make any and all investments permitted by this Section through its own bond or investment department. On or before the execution and delivery of this Agreement, each of PESI and Homeland shall provide to the Escrow Agent a completed Form W-9 or Form W-8, whichever is appropriate. Notwithstanding anything to the contrary herein provided, the Escrow Agent shall have no duty to prepare or file any Federal or state tax report or return with respect to any funds held pursuant to this Agreement or any income earned thereon. Any investments of the Escrow Amount and any interest, dividends, income or other amounts received by the Escrow Agent in respect thereof shall be deemed at all times part of the Escrow Amount and be held, administered and released by the Escrow Agent as part of the Escrow Amount pursuant to the terms of this Agreement.
4. Satisfaction of Indemnification Claims with Escrow Amount. The Escrow Amount shall be retained by the Escrow Agent and shall be distributed at any time, or from time to time, as provided in Sections 4 and 5 hereof and for the purposes of funding any indemnification claims of PESI, the Company, the Company Subsidiaries (as defined in the Purchase Agreement) and their respective officers, directors, employees, shareholders, agents, representatives, successors and permitted assigns (collectively, the “PESI Indemnitees”) under Section 8.1 of the Purchase Agreement (such indemnification claims herein referred to as, “Claims”), as follows:
4.1
Prior to the Release Date (as defined herein), PESI may, from time to time, assert a right to indemnity pursuant to, and in accordance with, Article VIII of the Purchase Agreement for which PESI seeks recovery from all or a portion of the Escrow Amount for Losses (as defined in Section 8.3 of the Purchase Agreement) arising from Claims. In such instance, PESI shall promptly notify Homeland and the Escrow Agent in writing of such asserted Claims (“Asserted Claims”), which notice (each, a “Notice of Claim”) shall include a reasonably detailed description of the circumstances of such Asserted Claims and a good faith estimate of the total dollar amount of such Asserted Claims (the “Asserted Damages”) (which amount may be revised by PESI in its reasonable judgment by further written notice to Homeland).

4.2
In connection with any Asserted Claim pursuant to Section 4.1 hereof, PESI shall make available to Homeland such relevant records (including, without limitation, the books and records of the Company and any Company Subsidiary) as Homeland may reasonably request pertaining to such Asserted Claim.

4.3
Within 30 calendar days after receipt by Homeland of a Notice of Claim, Homeland may deliver to PESI and the Escrow Agent a written response (the “Response Notice”) in which Homeland either (i) agrees that the full amount of Asserted Damages may be released from the Escrow Amount to PESI, (ii) agrees that only a specified part, but not all, of the Asserted Damages may be released from the Escrow Amount to PESI (such full amount of Asserted Damages pursuant to Section 4.3(i) or accepted part thereof pursuant to Section 4.3(ii), the “Agreed Claim Amount”), or (iii) indicates that no part of the Escrow Amount in respect of the Asserted Damages may be released from the Escrow Account to PESI. Any part of the Asserted Damages that, pursuant to the Response Notice, is not an Agreed Claim Amount shall be a “Contested Amount.” If a Response Notice is not delivered by Homeland within such 30 calendar day period, then the Asserted Claims in PESI’s Notice of Claim shall be thereafter deemed uncontested (“Uncontested Claims”).

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4.4
If Homeland delivers to PESI a Response Notice pursuant to Section 4.3(i) or Section 4.3(ii), the Escrow Agent shall, promptly following the receipt of a copy of the Response Notice from Homeland, deliver to PESI that portion of the Escrow Amount equal to the Agreed Claim Amount as set forth in the Response Notice in accordance with Section 4.3. In respect of any Uncontested Claims, if PESI shall provide a statement to the Escrow Agent certifying (i) that a Notice of Claim was given, (ii) that, to the best of PESI’s knowledge, no Response Notice was given within the 30 calendar day period following the receipt by Homeland of PESI’s Notice of Claim and (iii) that the Asserted Claims in PESI’s Notice of Claim are to be deemed Uncontested Claims hereunder and the full amount of the Asserted Damages (as specified by PESI both in PESI’s Notice of Claim and in such statement) are to be deemed an Agreed Claim Amount, the Escrow Agent shall, promptly following receipt of such statement of PESI, deliver to PESI that portion of the Escrow Amount equal to the specified amount of Asserted Damages set forth in PESI’s statement. The Escrow Agent shall rely conclusively and without any further inquiry upon the statement of an Agreed Claim Amount in a copy of a Response Notice and, provided that the Escrow Agent has not received a Response Notice from Homeland, upon the statement of PESI as to Uncontested Claims and shall be fully protected in making the payment of the amount set forth therein to the party designated to receive same.

4.5
If Homeland delivers a Response Notice pursuant to which there is a Contested Amount, the Escrow Agent shall not release any portion of the Escrow Amount in respect of such Contested Amount, until the Contested Amount in resolved in accordance with this Section 4.5.

(i)
If, and to the extent, the Contested Amount is an Asserted Claim arising out of third party claims, the Escrow Agent will await the joint written instructions of PESI and Homeland or the final, non-appealable order, decree or judgment of a court of competent jurisdiction or award or settlement of such Claim (a “Final Decision”), and, within 10 Business Days after the delivery, as applicable, to the Escrow Agent of such joint written instructions or to the Escrow Agent and Homeland of a copy of such Final Decision, the Escrow Agent shall deliver all or a portion of the Escrow Amount to PESI in accordance with, as applicable, the joint written instructions of PESI and Homeland or the Final Decision. For purposes of this Agreement, “Business Day” shall mean any day other than a day on which commercial banks are authorized or required to close in New York, New York. The Escrow Agent shall rely conclusively and without any further inquiry upon such joint written instructions or such Final Decision and shall be fully protected in making the payment of the amount or amounts set forth therein to the party or parties designated to receive same. Any payments to be made to PESI pursuant to this Section 4.5(i) shall be referred to as “Third Party Liquidated Claims”).

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(ii)
If, and to the extent, the Contested Amount is an Asserted Claim that is not a claim asserted by third parties (“Direct Claims”), but is a claim asserted by one or more of the PESI Indemnitees, and Homeland and PESI are unable to resolve the dispute as to the Contested Amount within 30 days after delivery of a Response Notice, then the Escrow Agent will await the joint written instructions of PESI and Homeland or the Final Decision, and within 10 Business Days after the delivery, as applicable, to the Escrow Agent of joint written instructions of PESI and Homeland, or the Final Decision, the Escrow Agent shall deliver all or a portion of the Escrow Amount to PESI in accordance with, as applicable, the joint written instructions of PESI and Homeland or the Final Decision. Any payments to be made to PESI pursuant to this Section 4.5(ii) shall be referred to as the “Litigated Liquidated Claim” and, together with any Agreed Claim Amounts, Asserted Damages arising from Uncontested Claims, and Third Party Liquidated Claims, “Liquidated Claims.” The Escrow Agent shall rely conclusively and without any further inquiry upon such joint written instructions or Final Decision and shall be fully protected in making the payment of the amount or amounts set forth therein to the party or parties designated to receive same.

4.6
Unless otherwise jointly instructed in writing by Homeland and PESI, the Escrow Agent shall make all payments of Liquidated Claims out of the Escrow Amount to PESI by wire transfer of immediately available funds to an account specified in writing by PESI. If, at the time of payment by the Escrow Agent of a Liquidated Claim, the then-remaining Escrow Amount is less than the full amount of the Liquidated Claims, the entire then-remaining Escrow Amount shall be paid by the Escrow Agent to PESI.

5. Procedures for Release of Escrow Amount. Promptly following the second anniversary of the date hereof (such date, the “Release Date”) and after payment to PESI of any Liquidated Claims which have not been paid prior to the Release Date, the entire then-remaining balance of the Escrow Amount shall be distributed to Homeland in accordance with wire instructions to be provided to the Escrow Agent by Homeland prior to the Release Date; except that the Escrow Agent shall not release or distribute to Homeland, and the Escrow Agent shall retain in the Escrow Account, the portion of the Escrow Amount that is equal to the sum of the amount of all Asserted Claims for which PESI has delivered a Notice of Claim prior to the Release Date, but which have not yet become Liquidated Claims prior to such date. The portion of the Escrow Amount which shall continue to be held by the Escrow Agent pursuant to the preceding sentence shall be so held until such time as all Asserted Claims have been settled or resolved in accordance herewith. When, following the Release Date, the Escrow Agent receives joint written instructions from PESI and Homeland or a copy of a Final Decision stating that any Asserted Claim or portion thereof, that was retained in the Escrow Account following the Release Date, is not to be paid to PESI, then the Escrow Agent shall distribute to Homeland only that portion of the Escrow Amount that was reserved pending resolution of that certain Asserted Claim.

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6. Rights and Duties of Escrow Agent.
6.1
The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the other parties hereto or to which any such party is a party, including but not limited to the Purchase Agreement, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from any party or any entity acting on its behalf. The Escrow Agent will not make any distributions out of Escrow Amount that are not expressly authorized pursuant to this Agreement. The Escrow Agent may rely upon and act upon any instrument received by it pursuant to the provisions of this Agreement that it reasonably believes to be genuine and conformity with the requirements of this Agreement. The Escrow Agent will not be liable for any error or judgment or any act done or any step taken by it in good faith or for any mistake of fact or law or for anything that it might do or refrain from doing in connection with this Agreement, except to the extent such actions shall be proved to constitute a material breach of the Escrow Agent’s obligations hereunder, gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

6.2
If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Amount (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to, or in connection with, the transfer of Escrow Amount), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; provided, however, that the Escrow Agent shall notify Homeland and PESI in writing of such judicial or administrative order, judgment, decree, writ or other judicial or administrative process at least ten (10) days prior to the Escrow Agent’s compliance with such.

6.3
The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or otherwise or communication facility).

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6.4
The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

6.5
In the event of any dispute between or conflicting claims by or among the other parties hereto, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Amount so long as such dispute or conflict shall continue, and until such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement or arbitration between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent. The Escrow Agent may in addition elect in its sole discretion to (i) commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary, or (ii) deposit all property held under this Agreement into the registry of any court of competent jurisdiction and notify PESI and Homeland of such deposit, and in either case the Escrow Agent shall thereupon be discharged from all further duties under this Agreement. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid from the Escrow Amount, or if the Escrow Amount is not sufficient to pay such costs and expenses, such deficiency shall be paid by, and shall be deemed a joint and several obligation of, the other parties hereto.

6.6
The Escrow Agent may consult with legal counsel of its selection as to any matter relating to this Escrow Agreement. Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

7. Indemnification of Escrow Agent. The parties hereto (other than the Escrow Agent) jointly and severally agree to indemnify and hold the Escrow Agent and each of its officers, directors and employees harmless from and against, any and all losses, claims, liabilities, costs, damages and expenses, including, without limitation, reasonable counsel fees and expenses which may be imposed on the Escrow Agent or such persons or incurred by any of them directly or indirectly in connection with this Agreement or acceptance of this appointment as the Escrow Agent hereunder or the performance of its duties hereunder (the “Indemnity Claims”), except to the extent such Indemnity Claims arise out of or are caused by the Escrow Agent’s bad faith, gross negligence or willful or intentional misconduct. Such indemnity shall include, without limitation, all losses, damages, liabilities and expenses (including reasonable counsel fees and expenses) incurred in connection with any litigation (whether at the trial or appellate levels) arising from this Agreement or involving the subject matter hereof. The Escrow Agent shall not be liable for any action taken or omitted or for any Indemnity Claims or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of bad faith, gross negligence or willful or intentional misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice,

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demand, certificate or document from any party hereto or any entity acting on behalf of any party hereto that is not inconsistent with terms hereof, (ii) for any consequential, punitive or special damages, or (iii) for an amount in excess of the Escrow Amount. The indemnification provisions contained in this Section 7 are in addition to any other rights any of the indemnified parties may have by law or otherwise and shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent. All Indemnity Claims for which the indemnified parties are entitled to indemnification under this Section 7 will be satisfied first by PESI and Parent each paying 50% of such Indemnity Claims, however if Parent and PESI fail to pay their respective portion of such Escrow Claim in a timely manner, then such unpaid portion may be payable out of the Escrow Amount and, to the extent that Escrow Amount is not sufficient to pay such Indemnity Claims, the other parties hereto will be jointly and severally responsible for the payment thereof. If, pursuant to the preceding sentence, the Escrow Agent deducts any sums from the Escrow Amount as a result of PESI’s failure to pay or reimburse the Escrow Agent for its own portion of the Escrow Claim as required by this Section 7, PESI shall indemnify Homeland for the amount deducted by the Escrow Agent as a result of such failure.
8. Fees and Expenses of the Escrow Agent. The Escrow Agent shall be entitled to receive compensation as set forth in Annex II hereto as payment in full for its services hereunder. Each of PESI and Parent agree to pay fifty percent (50%) of the fees set forth in Annex II hereto and to reimburse the Escrow Agent, jointly and severally, for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder (including reasonable fees and out-of-pocket expenses and disbursements of its counsel). The provisions of this Section 8 shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent. If Parent or PESI fail to pay any amounts owed to the Escrow Agent pursuant to this Section 8, all such compensation and reimbursements shall be payable out of the Escrow Amount in accordance herewith, provided there remain sufficient funds therefor. If there are not sufficient funds constituting part of the Escrow Amount to pay the Escrow Agent’s compensation and reimbursements, then the Escrow Agent’s compensation and reimbursement shall be a joint and several obligation of Homeland and PESI; provided, however, that solely as between Homeland and PESI, such amounts shall be paid as follows: one-half by Homeland and one-half by PESI. If, pursuant to the preceding sentence, the Escrow Agent deducts any sums from the Escrow Amount as a result of PESI’s failure to pay or reimburse the Escrow Agent for its own portion of the fees and expenses as required by this Section 8, PESI shall indemnify Homeland for the amount deducted by the Escrow Agent as a result of such failure.
9. Resignation of Escrow Agent. The Escrow Agent may resign at any time by giving 30 days’ prior written notice to PESI and Homeland, provided that the Escrow Agent shall continue to serve as escrow agent hereunder until (i) a successor escrow agent accepts the Escrow Amount and assumes the Escrow Agent’s obligations hereunder, or (ii) the Escrow Agent deposits such funds with a court of competent jurisdiction as set forth in this Section 9. PESI may, in a written notice delivered to Homeland and the Escrow Agent, appoint a successor escrow agent; provided, however, such successor escrow agent shall be subject to the reasonable approval of Homeland and be a bank with capital and surplus and undivided profits of more than $100,000,000. Any successor escrow agent shall execute and deliver an instrument accepting the appointment as escrow agent hereunder and thereupon will have the same rights and duties as the original Escrow Agent and be governed by the terms and conditions set forth in this Agreement. If no successor escrow agent is named by PESI, within forty days of the Escrow Agent serving such notice of resignation upon PESI and Homeland, the Escrow Agent may deposit all property held under this Agreement into the registry of any court of competent jurisdiction and notify PESI and Homeland in writing of such deposit and the Escrow Agent shall thereupon be discharged from all obligations under this Agreement and shall have no further duties or responsibilities in connection herewith. The Escrow Agent shall have no duty to designate or seek the appointment of any successor escrow agent.

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10. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted assigns.
11. Miscellaneous.
11.1
Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt of hand-delivery, certified or registered mail, return receipt requested, or telecopy transmission with confirmation of receipt, in each case at the appropriate addresses and telecopier numbers as set forth below:

ESCROW AGENT:		Nickida Dooley
Assistant Vice President
SunTrust Bank
Mail Code HDQ-5307
919 E. Main Street
Richmond, Virginia 23219
Telephone: 804-782-7610
Facsimile: 804-782-5858
E-Mail Address: nickida.dooley@suntrust.com

PESI:		Name:	Perma-Fix Environmental Services, Inc.
		Address:	8302 Dunwoody Place, #250 Atlanta, Georgia 30350
		Attention:	Dr. Louis F. Centofanti, President
		Telephone:	(770) 587-5155
		Facsimile:	(770) 587-9937

	with a copy	Name:	Conner & Winters, LLP
	(which shall not constitute notice) to:	Address:	1700 One Leadership Square 211 North Robinson Avenue Oklahoma City, Oklahoma 73102
		Attention: Telephone:	Irwin H. Steinhorn, Esq. (405) 272-5750
		Facsimile:	(405) 232-2695

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HOMELAND:		Name:	Homeland Security Capital Corporation
		Address:	1005 North Glebe Road, Suite 550 Arlington, Virginia 22201
		Attention:	C. Thomas McMillen
		Telephone:	(703) 528-7073
		Facsimile:	(703) 528-0956

	with a copy	Name:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
	(which shall not constitute notice) to:	Address:	666 Third Avenue New York, New York 10017
		Attention:	Kenneth R. Koch, Esq.
		Telephone:	(212) 692-6768
		Facsimile:	(212) 983-3115
(or to such other addresses and facsimile numbers as a party may designate as to itself by notice to the other parties). Notwithstanding any of the foregoing, the Escrow Agent shall not be deemed to have received any notice or communication hereunder prior to its actual receipt thereof.
11.2	Amendment. This Agreement may not be modified or amended except in a writing signed by the Escrow Agent, PESI and Homeland.
11.3
Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned or otherwise delegated without the prior written consent of the Escrow Agent, PESI and Homeland; provided, however PESI may in its sole discretion assign its right and obligations hereunder to any direct or indirect subsidiary of PESI or, if PESI merges with another company and is not the survivor or sells all or substantially all of its assets to another company, PESI may in its sole discretion assign its rights and obligations hereunder to such surviving entity or such acquiring company.

12. Binding. This Agreement shall be binding upon and inure to the benefit of PESI, the Escrow Agent and Homeland, and their respective legal representatives, successors, heirs and permitted assigns.
13. Invalid Provision. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
14. Termination. This Agreement will terminate on the date on which the entire Escrow Amount has been distributed by the Escrow Agent in accordance with the terms of this Agreement.

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15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES. Each of the parties hereto hereby submits to the personal jurisdiction of and each agrees that, all proceedings concerning this Agreement shall be brought in courts (federal or state) located within the State of Delaware. Each of the parties hereto hereby waives the right to trial by jury in any such proceedings. To the extent that in any jurisdiction any party may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, such party hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each of the parties hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it or him at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.
16. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute but one and the same instrument.
17. Captions and Section Headings. Captions and section headings used herein are for convenience only and are not part of this Agreement and will not be used in construing it.
18. Cumulative Remedies; Waiver. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.
19. Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and, if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.
20. Instructions in Accordance with Agreement. No instruction or direction given by PESI or Homeland to the Escrow Agent shall be in violation of the terms and conditions of this Agreement.
21. Defined Terms. Capitalized terms in this Agreement will have the meaning ascribed to such terms in the Purchase Agreement, except as otherwise provided herein.
22. Authorized Signatures. Contemporaneously with the execution and delivery of this Agreement and, if necessary, from time to time thereafter, each of the parties to this Agreement (other than the Escrow Agent) shall execute and deliver to the Escrow Agent a Certificate of Incumbency substantially in the form of Exhibit A hereto (a “Certificate of Incumbency”) for the purpose of establishing the identity and authority of persons entitled to issue notices, instructions or directions to the Escrow Agent on behalf of each such party. Until such time as the Escrow Agent shall receive an amended Certificate of Incumbency replacing any Certificate of Incumbency theretofore delivered to the Escrow Agent, the Escrow Agent shall be fully protected in relying, without further inquiry, on the most recent Certificate of Incumbency furnished to the Escrow Agent. Whenever this Agreement provides for joint written notices, joint written instructions or other joint actions to be delivered to the Escrow Agent, the Escrow Agent shall be fully protected in relying, without further inquiry, on any joint written notice, instructions or action executed by persons named in such Certificate of Incumbency.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:
Name:
Title:

(“PESI”)

HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

(“Homeland”)

THE ESCROW AGENT SUNTRUST BANK, a Georgia banking corporation

By:
Name:
Title:

(“Escrow Agent”)

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ANNEX I
[Closing Date]

To:

Pursuant to Section 3 of the Escrow Agreement, dated as of the date hereof, you, in your capacity as Escrow Agent, are hereby instructed to invest the Escrow Amount upon your receipt thereof in the following investments:
If at any time hereafter a written investment direction has not been received or, if received, cannot be reasonably executed, at a time when all or any portion of the Escrow Amount are uninvested, you are hereby instructed to invest such uninvested Escrow Amount as to which a written investment direction has not been received or cannot be reasonably executed in any money market fund (including any money market fund managed by the Escrow Agent or any of its affiliates) substantially all of which is invested in (a) direct obligations of the United States of America or obligations the principal of and the interest on which are unconditionally guaranteed by the United States of America and having a maturity not in excess of 30 days or (b) certificates of deposit issued by any bank, bank and trust company, or national banking association (including the Escrow Agent and its affiliates), which certificates of deposit are insured by the Federal Deposit Insurance Corporation or a similar governmental agency and having a maturity not in excess of 30 days.

HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation

By:
Name:
Title:

(“Homeland”)

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:
Name:
Title:

(“PESI”)

ANNEX D
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of the  _____  day of  _____  20  _____, by and between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the “Company”), and HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation (“HOMS”).
WHEREAS, the Company and HOMS are parties to a Stock Purchase Agreement, dated  _____, 2011 (the “Purchase Agreement”), pursuant to which HOMS sold to the Company, and the Company purchased from HOMS, all of the issued and outstanding shares of capital stock of Safety & Ecology Holdings Corporation (“Safety & Ecology”);
WHEREAS, the consideration paid by the Company to HOMS for the purchase of Safety & Ecology under the Purchase Agreement consisted of cash and a promissory note in the principal sum of $2,500,000 (the “Note”);
WHEREAS, pursuant to and in connection with the terms of the Purchase Agreement and the Note, simultaneously with the execution of this Agreement, PESI is issuing Payoff Shares (as defined in the Note) to HOMS, which Payoff Shares entitle HOMS to certain Piggyback Rights (as defined below) pursuant to the terms of the Purchase Agreement and the Note; and
WHEREAS, HOMS shall be entitled to have the Payoff Shares registered under certain conditions pursuant to a Piggyback Registration as set forth in this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:
1.	Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Affiliate” of a Person means any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble.
“Board” means the board of directors of the Company (and any successor governing body of the Company or any successor of the Company) or any committee of the Board.
“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Company Common Stock” has the meaning set forth in the recitals.
“Company” has the meaning set forth in the preamble.
“End of Suspension Event” has the meaning set forth in Section 5(b).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.
“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.
“HOMS” has the meaning set forth in the preamble.
“Note” has the meaning set forth in the recitals.
“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.
“Payoff Shares” has the meaning set forth in the recitals.
“Piggyback Registration” has the meaning set forth in Section 2(a).
“Prospectus” means the prospectus or prospectuses included in any Piggyback Registration, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Piggyback Registration and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.
“Purchase Agreement” has the meaning set forth in the recitals.
“Registrable Securities” means (a) any shares of Company Common Stock received by HOMS from the Company as Payoff Shares, and (b) any shares of Company Common Stock issued or issuable as a result of any shares described in subsection (a) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Piggyback Registration covering such securities has been declared effective by the Commission, (ii) when such securities may be sold, without registration, under the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such securities are otherwise transferred by HOMS, or (iv) such securities shall have ceased to be outstanding.

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“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.
“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.
“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and all fees and disbursements of counsel for HOMS.
“Suspension Notice” has the meaning set forth in Section 5(a).
“Suspension Event” has the meaning set forth in Section 5(b).
2.	Piggyback Registration.
(a)
Whenever the Company proposes to register any shares of the Company Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable, or a registration statement on Form S-4, S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company and the form of registration statement to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to HOMS if HOMS holds Registrable Securities of its intention to effect such a registration and, subject to Section 2(b) and Section 2(c), shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion from HOMS who owns the Registrable Securities within 20 days after the Company’s notice has been given to HOMS. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

(b)
If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and HOMS (if HOMS has elected to include Registrable Securities in such Piggyback Registration) in writing that in its good faith opinion the number of shares of Company Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Company Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Company Common Stock which can be sold in such offering and/or that the number of shares of Company Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company Common Stock to be sold in such offering, the Company shall include in such registration (i) first, the number of shares of Company Common Stock that the Company proposes to sell; (ii) second, the number of shares of Company Common Stock requested by HOMS constituting Registrable Securities to be included therein that the managing underwriter advises should be included in the Piggyback Registration; and (iii) third, the number of shares of Company Common Stock requested to be included therein by holders of Company Common Stock (other than holders of Registrable Securities), allocated among such holders in such manner as they may agree.

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(c)
If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Company Common Stock, other than Registrable Securities, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Company Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Company Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Company Common Stock which can be sold in such offering and/or that the number of shares of Company Common Stock proposed to be included in any such registration would adversely affect the price per share of the Company Common Stock to be sold in such offering, the Company shall include in such registration (i) first, the number of shares of Company Common Stock requested to be included therein by the holder(s) requesting such registration and by HOMS holding Registrable Securities, allocated pro rata among such holders on the basis of the number of shares of Company Common Stock (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, in such manner as they may otherwise agree; and (ii) second, the number of shares of Company Common Stock requested to be included therein by other holders of Company Common Stock, allocated among such holders in such manner as they may agree.

(d)
If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e)
Notwithstanding anything herein to the contrary, HOMS shall not be entitled to any rights under this Agreement, including the right to exercise its Piggyback Registration or to receive notice of the Piggyback Registration, unless HOMS holds in excess of 250,000 shares of Registrable Securities.

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3.
Lock-up Agreement. HOMS, being the holder of Registrable Securities, agrees that in connection with any public offering of the Company Common Stock or other equity securities, upon the request of the managing underwriter in such offering, HOMS shall not, without the prior written consent of such managing underwriter, during the 30 days prior to the effective date of such registration and ending on the date specified by such managing underwriter not to exceed 180 days, (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of the Company Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Company Common Stock, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Company Common Stock or such other securities, in cash or otherwise. HOMS, being the holder of Registrable Securities, agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 3, HOMS shall be released from any lock-up agreement entered into pursuant to this Section 3 in the event and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement.

4.
Registration Procedures. If and whenever HOMS request that any Registrable Securities be registered pursuant to the provisions of this Agreement, the Company shall use its reasonable efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as reasonably practicable, subject to the terms of this Agreement:

(a)	prepare and file with the Commission a Piggyback Registration with respect to such Registrable Securities and use its reasonable best efforts to cause such Piggyback Registration to become effective;
(b)
prepare and file with the Commission such amendments, post-effective amendments and supplements to such Piggyback Registration and the Prospectus used in connection therewith as may be necessary to keep such Piggyback Registration effective for a period of not less than 180 days, or if earlier, until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Piggyback Statement;

(c)
notify HOMS promptly after the Company receives notice thereof, of the time when such Piggyback Registration has been declared effective or a supplement to any Prospectus forming a part of such Piggyback Registration has been filed;

(d)
furnish to HOMS such number of copies of the Prospectus included in such Piggyback Registration (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as HOMS may reasonably request in order to facilitate the disposition of the Registrable Securities owned by HOMS;

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(e)
if required by law in order to sell the Registrable Securities, use its reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as HOMS reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable HOMS to consummate the disposition in such jurisdictions of the Registrable Securities owned by HOMS; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so;

(f)
promptly notify HOMS, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Piggyback Registration contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of HOMS, the Company shall prepare and file with the Commission a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(g)
make available for inspection by HOMS, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”);

(h)
otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder) no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Piggyback Registration, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act; and

(i)	notify HOMS promptly of any request by the Commission for the amending or supplementing of such Piggyback Registration or Prospectus or for additional information;
(j)
advise HOMS, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Piggyback Registration or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

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(k)	otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.
5.	Black-Out Periods.
(a)
The Company shall be permitted to suspend the use, from time to time, of the Prospectus that is part of a Piggyback Registration (and therefore suspend sales of the Registrable Securities under such Piggyback Registration), by providing written notice (a “Suspension Notice”) to HOMS and by issuing a press release, making a filing with the Commission or such other means that the Company reasonably believes to be a reliable means of communication, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than an aggregate of 90 days in any rolling 12-month period commencing on the date of this Agreement or more than 45 consecutive days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Piggyback Registration effective after the Company has used commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment) if any of the following events shall occur: (i) a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) upon the written advice of counsel, the sale of Registrable Securities pursuant to the Piggyback Registration would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Piggyback Registration (or such filings) to become effective or to promptly amend or supplement the Piggyback Registration on a post effective basis, as applicable; or (ii) a majority of the Board determines in good faith, upon the written advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Piggyback Registration or file a post-effective amendment to the Piggyback Registration in order to ensure that the prospectus included in the Piggyback Registration (1) contains the information required under Section 10(a)(3) of the Securities Act; (2) discloses any facts or events arising after the effective date of the Piggyback Registration (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Piggyback Registration or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Piggyback Registration to become effective or to promptly amend or supplement the Piggyback Registration on a post effective basis or to take such action as is necessary to make resumed use of the Piggyback Registration as soon as possible.

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(b)
In the case of an event that causes the Company to suspend the use of a Piggyback Registration as set forth in paragraph (a) above (a “Suspension Event”), the Company shall give a Suspension Notice to HOMS and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event is continuing and the Company is using its commercially reasonable efforts and taking all reasonable steps to terminate suspension of the use of the Piggyback Registration as promptly as possible. HOMS shall not effect any sales of the Registrable Securities pursuant to such Piggyback Registration (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, HOMS will deliver, to the Company (at the sole expense of the Company) all copies other than permanent file copies then in HOMS possession of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. HOMS may recommence effecting sales of the Registrable Securities pursuant to the Piggyback Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to HOMS promptly following the conclusion of any Suspension Event.

(c)
Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Piggyback Registration pursuant to this Section 5, the Company agrees that it shall extend the period of time during which such Piggyback Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by HOMS of the Suspension Notice to and including the date of receipt by HOMS of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that the Company Common Stock constituting Payoff Shares covered by such Piggyback Registration are no longer Registrable Securities.

6.
Expenses. All expenses, except Selling Expenses, incurred by the Company or HOMS in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities, including, without limitation, all registration and filing fees, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses, fees and expenses of the Company’s counsel and accountants, shall be paid by the Company. All Selling Expenses relating to the Registrable Securities registered pursuant to this Agreement shall be borne and paid by HOMS.

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7.	Indemnification.
(a)
The Company shall indemnify and hold harmless, to the fullest extent permitted by law, HOMS, each underwriter, broker or any other Person acting on behalf of HOMS its directors and officers, and each other Person, if any, who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against all losses, claims, actions, damages, liabilities and expenses to which any such indemnified person may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue statement of a material fact contained in any Piggyback Registration, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act or any other federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and shall reimburse such indemnified person for any reasonable legal or other expenses of only one counsel reasonably incurred by all such indemnified persons in connection with investigating or defending any such loss, claim, action, damage, liability or expenses, except insofar as the same arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Piggyback Registration, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto in any information furnished in writing to the Company by HOMS for use therein or by HOMS’ failure to deliver a copy of the Piggyback Registration, Prospectus, free-writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished HOMS with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities.

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(b)
In connection with any registration in which HOMS is participating, HOMS shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Piggyback Registration or Prospectus and, to the fullest extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Piggyback Registration, each underwriter, broker or other Person acting on behalf of HOMS and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Piggyback Registration, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by HOMS; provided that in no event shall HOMS be liable for indemnification under this Section 7 in excess of the amount equal to the proceeds to HOMS of the securities sold in any such registration.

(c)
Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 7, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that if counsel for the indemnifying party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of one counsel retained by the indemnified parties which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

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(d)
If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of HOMS, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by HOMS from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any Person.

8.
Participation in Underwritten Registrations. HOMS may not participate in any registration hereunder which is underwritten unless HOMS (a) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.
Termination. This Agreement shall terminate and be of no further force or effect upon the earlier of (i) two years from the date of execution of this Agreement, or (ii) when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Section 6 and Section 7 shall survive any such termination.

10.
Availability of Rule 144. The Company will use commercially reasonable efforts, with a view to making available to HOMS the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit HOMS to sell its Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until of the Registrable Securities have been resold without restriction by HOMS thereof pursuant to Rule 144 or any other rule of similar effect; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to HOMS, upon request, as long as HOMS owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail HOMS of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

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11.
Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11).

If to the Company:	Perma-Fix Environmental Services, Inc. 8302 Dunwoody Place, Suite 250 Atlanta, GA 30350 Facsimile: (770) 587-9937 E-mail: lcentofanti@perma-fix.com Attention: Chief Executive Officer

with a copy to:	Conner & Winters, LLP 1700 One Leadership Square 211 North Robinson Oklahoma City, OK 73102 Facsimile: (405) 232-2095 E-mail: isteinhorn@cwlaw.com Attention: Irwin H. Steinhorn, Esq.

If to HOMS, the following address as set forth below:

Homeland Security Capital Corporation 4601 North Fairfax Drive, Suite 1200 Arlington, VA 22203 Facsimile: (703) 528-0956 E-mail: tmcmillen@hscapcorp.com Attention: C. Thomas McMillen

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with a copy to:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 666 Third Avenue New York, NY 10017 Facsimile: (212) 983-3115 E-mail: krkoch@mintz.com Attention: Kenneth R. Koch, Esq.
12.
Entire Agreement. This Agreement, together with the Purchase Agreement, the Note and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Purchase Agreement, the terms and conditions of this Agreement shall control.

13.
Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. HOMS may not assign its rights under this Agreement

14.
No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

15.	Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
16.
Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and HOMS. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

17.
Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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18.
Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Delaware in each case located in the city of Wilmington, Delaware, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

19.
Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 19.

20.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

21.
Effective Date. This Agreement shall become effective only upon execution hereof by both the Company and HOMS. The parties hereto understand and agree that this Agreement will be promptly executed by each of the parties concurrently with the delivery of Payoff Shares from the Company to HOMS.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:

Dr. Louis F. Centofanti, Chief Executive Officer

(the “Company”)

HOMELAND SECURITY CAPITAL CORPORATION, a Delaware corporation

By:

Name:
Title:

(“HOMS”)

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ANNEX E
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT (“Agreement”) is made and entered into as of the  _____  day of  _____, 2011 (the “Effective Date”), by and between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the “Company”), and CHRISTOPHER LEICHTWEIS (“Executive”).
W I T N E S S E T H:
WHEREAS, as of the Effective Date, the Company acquired all of the outstanding capital stock of Safety and Ecology Holding Corporation and its subsidiaries (“SEC”) pursuant to terms of a Stock Purchase Agreement, dated as of the Effective Date, by and among the Company, SEC, and Homeland Security Capital Corporation, the previous owner of all of the outstanding capital stock of SEC (the “Acquisition”), and the employment by the Company of Executive pursuant to the terms and conditions of this Agreement was a material condition precedent to the Acquisition;
WHEREAS, SEC and its subsidiaries are engaged in the business of, among other things, providing environmental, hazardous and radiological remediation infrastructure upgrades and nuclear energy services, including, facility D&D, removal and site closure, environmental safety and health services, emergency response services, design, engineering and consulting services, support for nuclear energy design, building and refurbishment and operations, and instrumentation and measurement technologies (collectively, the “Business”);
WHEREAS, Executive was a founder of SEC and has served as Chief Executive Officer of SEC since 1991, with overall responsibility for all aspects of the business development, day to day operations, safety, risk management and customer satisfaction;
WHEREAS, the Company is willing to enter into this Agreement and to provide compensation and benefits to Executive as set forth herein based upon Executive’s covenants and agreements set forth in this Agreement and the completion of the Acquisition;
WHEREAS, Executive will become a “specified employee” as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder (collectively, “Section 409A”);
NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties set forth in this Agreement, the Company and Executive agree as follows:
1. Term. Unless sooner terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date hereof and terminate four (4) years from the date hereof (the “Term”), subject to extension by mutual agreement of the Company and Executive.

2.	Position and Duties.
2.1.
Position. The Company agrees to employ Executive, and Executive agrees to such employment, as Senior Vice President of the Company and as President of SEC, or such other positions as Executive and the Company indicate in writing as being acceptable to them. Executive will be subject to the direction of the Board of Directors of the Company (the “Board”) and will report to the Chief Operating Officer or Chief Executive Officer of the Company, as determined by the Company.

2.2.
Location. Executive’s duties and services shall be performed in Oakridge, Tennessee, or any other office location satisfactory to the Board of Directors, except for travel responsibilities required in the performance of Executive’s duties.

2.3.
Duties. Excluding any periods of vacation and sick leave to which Executive is entitled, and except as otherwise provided in Section 2.4 below, Executive agrees to faithfully perform the duties of his office, and to devote his full business attention and time to the business and affairs of the Company, to the extent consistent with this Section 2.

2.4.
Other Activities. It shall not be a violation of this Agreement for Executive to (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (iii) manage personal investments, so long as such activities do not significantly interfere with the performance of Executive’s responsibilities as an employee of the Company in accordance with this Agreement.

3.	Compensation and Benefits.
3.1.
Annual Base Salary. Subject to the terms of this Agreement, the Compensation and Stock Option Committee of the Board of Directors of the Company (the “Compensation Committee”) has set the annual base salary of Executive at Three Hundred Twenty-Four Thousand Four Hundred Eighty Dollars ($324,480) (“Base Salary”), which Base Salary is payable by the Company to Executive in equal bi-weekly installments, less appropriate withholdings and deductions in accordance with the Company’s customary payroll practices, with the amount of the Base Salary payable each year subject to adjustment as provided in Section 3.2 below.

3.2.	Adjustment to Base Salary. The Base Salary may be increased, but not be reduced, from time to time as determined by and in the sole discretion of the Compensation Committee.
3.3.
Incentive Compensation Bonus. Subject to the terms of this Agreement, as long as Executive is an employee of the Company or a subsidiary of the Company, in addition to the Base Salary, each year during the Term the Company will pay to Executive the incentive compensation bonus, if any, that is payable pursuant to the Management Incentive Plan (the “MIP”) granted by the Company to Executive and attached hereto as Exhibit “A,” which is incorporated herein by reference. The MIP may be modified, changed or terminated at anytime or for any reason by the Board or Compensation Committee, in its sole discretion, in accordance with the terms of the MIP; provided, however, that the “SEC Gross Profit” performance target as provided in the MIP shall not be changed or modified during the Term of this Agreement.

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3.4.
Benefits. During the Term, Executive shall be entitled to apply to participate in all employee benefit plans that are generally made available to other senior executive officers of the Company, subject to the terms and conditions of such benefits and plans and, as such benefits and plans may be changed by the Company from time to time.

3.5.
Expenses. During the Term, the Company shall pay directly, or reimburse Executive, for any reasonable and necessary expenses and costs incurred by Executive in connection with, or arising out of, the performance of Executive’s duties hereunder, provided that such expenses and costs shall be paid or reimbursed subject to such rules, regulations, and policies of the Company as established from time to time by the Company.

3.6.
Fringe Benefits. During the Term, Executive shall be entitled to all fringe benefits including, but not limited to, vacation in accordance with the most favorable plans, practices, programs and policies of the Company during 12- month period immediately preceding the date of this Agreement, or, if more favorable to Executive, as in effect at any time thereafter with respect to other employees.

3.7.
Special Bonus Under Certain Conditions. If (i) during the Term of this Agreement and during the period that the Executive is employed by the Company, the MIP is terminated for any reason and not renewed in substantially similar form as attached hereto as Exhibit A, except that the amount of the “Net Income” of the Company performance target in any renewed MIP may be changed in any manner by the Board or the Compensation Committee and, as a result of such change, the renewed MIP shall not be considered as not in substantially similar form as Exhibit A, or (ii) if the Executive’s employment with the Company is terminated by the Company without Cause or the Executive terminates his employment with the Company for Good Reason and, as a result of such termination of the Executive’s employment, this Agreement (except for those provisions contained herein which expressly provides that a party hereto has obligations or covenants hereunder to be performed after such termination) and the MIP are terminated, then, in such event, the Executive shall be entitled for each year during the remaining Term of this Agreement after such termination (as though this Agreement had not been terminated for the purposes of determining whether the Executive is entitled to a Special Bonus pursuant to this Section 3.7) to a special bonus (“Special Bonus”) on the same terms and conditions as set forth in the MIP in effect as of the date of such termination, except that the Company’s Net Income (as defined in the MIP) performance target shall no

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longer be considered a performance target for the purposes of determining the amount of the Special Bonus and the SEC Gross Profit (as defined in the MIP) performance target shall be the sole performance target for determining the amount of the Special Bonus for the year in question; provided, however, (a) the amount of the Special Bonus payable to the Executive for any year in question after such termination shall not exceed the sum of $600,000, (b) no Special Bonus for any particular year in question shall be payable to the Executive if the SEC Gross Profit performance target as set forth in the MIP is not met for that particular year, (c) if a Special Bonus is payable for a particular year under this Section 3.7, it shall be payable to the Executive on or before the Payment Date (as defined in the MIP), and (d) the Special Bonus is subject to all of the terms and conditions of the MIP in effect as of the date of termination except as otherwise provided in this Section 3.7. Notwithstanding anything herein to the contrary, if the Executive’s employment with the Company is terminated (i) by the Company for Cause, (ii) by the Executive for any reason other than Good Reason, (iii) as a result of death of the Executive, or (iv) by the Company as a result of the Disability of the Executive pursuant to the terms of this Agreement, then the Executive shall not be entitled to any Special Bonus for any of the remaining years of the Term after such termination. For the purpose of this Section 3.7, a “year” is defined as the period from January 1 to December 31.
4.	Termination.
4.1.
Termination by the Company as a Result of Death or Disability; Termination by the Company for Cause. At any time during the Term, Executive’s employment with the Company may be terminated for the following reasons:

4.1.1	Death. Executive’s employment with the Company shall terminate automatically upon Executive’s death.

4.1.2	Disability.
4.1.2.1
Definition. “Disability” of Executive is defined for the purposes of this Agreement as Executive being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than six (6) months.

4.1.2.2
Application. The Company may terminate Executive’s employment with the Company after establishing Executive’s Disability as set forth in this Section 4.1.2, and giving written notice of its intention to terminate Executive’s employment with the Company (“Disability Termination Notice”). In such a case, Executive’s employment with the Company shall terminate effective on the earlier of the otherwise scheduled expiration of the Term pursuant to Section 1 or on the thirtieth (30th) day after receipt of the Disability Termination Notice, provided that Executive has not resumed full-time performance of his duties under this Agreement.

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4.1.3
Cause. Subject to the requirements of Sections 4.1.4 and 5 hereof, the Company may terminate Executive’s employment with the Company at any time for “Cause”. For the purposes of this Agreement, “Cause” is defined as (i) the ultimate conviction (after all appeals have been decided) of Executive by a court of competent jurisdiction of, or a plea of nolo contendrere or a plea of guilty by Executive to, a felony involving moral turpitude; or (ii) willful or gross misconduct or gross neglect of duties by Executive, which is injurious to the Company or a subsidiary of the Company, provided, (a) no action or failure to act by Executive will constitute a reason for termination if Executive believed in good faith that such action or failure to act was in the Company’s best interests, or (b) that failure of Executive to perform his duties hereunder due to a Disability shall not be considered gross misconduct or willful, gross neglect of duties for any purpose; or (iii) the commission by Executive of an act of fraud or embezzlement against the Company or a subsidiary of the Company; or (iv) Executive’s willful breach of any material provision of this Agreement, provided however, that failure of Executive to perform his duties hereunder due to Disability shall not be considered as a willful breach of this Agreement. For the purposes of this Section 4.1.3, no act or failure to act shall be considered “willful” unless done or omitted to be done by Executive in bad faith or without reasonable belief that Executive’s action or omission was in the best interest of the Company.

4.1.4
Payments. Upon Executive’s separation from service with the Company as a result of the termination of Executive’s employment by the Company (i) due to Executive’s Death or Disability or (ii) for Cause, the Company shall, subject to the terms of this Agreement, pay to Executive (or in the case of Executive’s Death, Executive’s estate and/or beneficiary), in a single lump sum payment, in current funds, on the date of such termination of employment, the following:

4.1.4.1	any earned but unpaid Base Salary through the date of termination;

4.1.4.2
any amounts payable as of the date of such termination solely as a result of such separation from service pursuant to the terms of an MIP that is in effect as of the date of Executive’s termination; and

4.1.4.3
any benefits due to Executive and unpaid as of the date of such termination under any employee benefit plan of the Company and any payments due Executive and unpaid as of the date of such termination under the terms of any Company program, arrangement or agreement, excluding any severance program or policy (the amounts set forth in Sections 4.1.4.1, 4.1.4.2 and 4.1.4.3 are collectively referred to as the “Accrued Amounts”).

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4.2.	Termination by the Company without Cause or Termination by Executive for Good Reason.
4.2.1
Subject to requirements of this Section 4.2.1 and Section 5 hereof, the Company may terminate Executive’s employment at any time during the Term of this Agreement without Cause and Executive may terminate his employment with the Company at any time during the Term for Good Reason. For the purposes of this Agreement, “Good Reason” is defined as (i) the assignment to Executive of any duties inconsistent with Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities that he has had during the 90 day period immediately preceding the date of this Agreement; or (ii) any other action by the Company which results in a reduction in the compensation payable to Executive, or the position, authority, duties, other responsibilities, other than insubstantial and inadvertent action which is promptly remedied by the Company after receipt of notice thereof from Executive; or (iii) the Company’s requiring Executive to be based at an office or location other than that which Executive is based at on the date of this Agreement, except for travel responsibility required in the performance of Executive’s responsibilities; or (iv) any purported termination by the Company of Executive’s employment with the Company otherwise than as permitted by this Agreement, it being understood that any such purported termination shall not be effective for any purpose of this Agreement; or (v) the Company’s breach of any material provision of this Agreement, except that an insubstantial or inadvertent breach by the Company which is promptly remedied by the Company after receipt of notice thereof by Executive shall not be considered a material breach.

4.2.2
Payments. Upon Executive’s separation from service with the Company at any time prior to the expiration of the Term as a result of the Company terminating Executive’s employment with the Company without Cause, or Executive terminating his employment with the Company for Good Reason, notwithstanding anything in this Agreement to the contrary, the Company shall pay to Executive, in a single lump sum payment, in current funds, on the date of such separation from service a sum equal to the total of (i) the Accrued Amounts and (ii) an amount equal to one year’s Base Salary (based on the Base Salary being paid to Executive at the time of such separation from service). If the Company terminates the employment of the Executive other than for Cause, or the Executive terminates his employment with the Company for Good Reason, the Company shall (i) pay on behalf of the Executive the Executive’s COBRA payments for a period of one (1) year from the date of the termination of employment of the Executive for health insurance coverage under the Company’s health insurance plan, and (ii) subject to the terms and provisions of Section 3.7 hereof, for any year remaining during the Term of this Agreement after such termination of the Executive, the Special Bonus if he is entitled to such Special Bonus for said year pursuant to Section 3.7.

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4.3.
Termination by Executive for Any Reasons Other Than Good Reason. Executive may terminate his employment with the Company at any time during the Term upon 60 days written notice to the Company. Upon Executive’s separation from service as a result of Executive terminating his employment with the Company for any reason other than for Good Reason during the Term, the Company shall pay to Executive in a single lump sum payment on the date of such separation from service an amount equal to the Accrued Amounts, if any.

5.	Notice of Termination.
5.1.
By Company. The Company shall not be deemed to have terminated this Agreement pursuant to the terms of Sections 4.1.4 and 4.2.1 hereof, unless and until there shall have been delivered to Executive a copy of a resolution (“Notice of Termination for Cause”) duly adopted by the affirmative vote of the Board at a meeting of the Board called and held for such purpose, stating that Executive should be terminated pursuant to Section 4.1.4 and 4.2, and specifying in writing the particulars thereof in detail.

5.2.
By Executive. Executive shall not be deemed to have terminated this Agreement pursuant to the terms of Section 4.2 hereof, unless and until there shall have been delivered by Executive a written notice to the Company of a “Notice of Termination for Good Reason” which shall state the specific termination provision relied upon, and specifying the particulars thereof in detail.

5.3.
Termination. Upon termination of this Agreement, this Agreement shall terminate, except for those provisions contained herein which expressly require a party hereto to perform certain obligations or covenants after the date of such termination.

6.	Stock Options.
6.1.
Grant of NQSO. Executive is hereby granted, as of the Effective Date, a nonqualified stock option (the “NQSO”) to purchase up to 250,000 shares of the common stock, par value $.001 per share, of the Company pursuant to the terms and conditions of the Nonqualified Stock Option Agreement (the “NQSO Agreement”), attached hereto as Exhibit B. The exercise price of the NQSO will be the last reported sales price of the Company’s common stock as reported on the Nasdaq Capital Market on the Effective Date. The NQSO and the shares of the Company’s common stock issuable upon the exercise of the NQSO are not subject to registration rights and will be governed by the terms and conditions of the NQSO Agreement and applicable securities laws.

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6.2.
Acceleration of Stock Options. If during the Term there is a Change in Control, then all of the outstanding stock options to purchase Company common stock granted to, and held by, Executive, shall immediately become vested and exercisable in full notwithstanding the vesting or exercise provisions of the stock options or the stock option plans. For the purposes of this Agreement, a “Change in Control” shall mean any of the following:

(a)
A transaction in which any person, entity, corporation, or group (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, or a profit sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary of the Company): (i) will purchase any of the Company’s voting securities (or securities convertible into such voting securities) for cash, securities or other consideration pursuant to a tender offer, or (ii) will become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors; or

(b)	A change, without the approval of at least two-thirds of the Board of Directors then in office, of a majority of the Company’s Board of Directors; or
(c)	the Company’s execution of an agreement for the sale of all or substantially all of the Company’s assets to a purchaser which is not a subsidiary of the Company; or
(d)	the Company’s adoption of a plan of dissolution or liquidation; or
(e)	the Company’s closure of the Company’s facility where Executive works; or
(f)
the Company’s execution of an agreement for a merger or consolidation or other business combination involving the Company in which the Company is not the surviving corporation, or, if immediately following such merger or consolidation or other business combination, less than fifty percent (50%) of the surviving corporation’s outstanding voting stock is held by persons who are stockholders of the Company immediately prior to such merger or consolidation or other business combination; or

(g)	such event that is of a nature that is required to be reported in response to Item 5.01 of Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act.

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7. Confidentiality of Trade Secrets and Business Information. Executive agrees that he will not, at any time during Executive’s employment with the Company and for a period of two (2) years thereafter, disclose or use any trade secret, proprietary or confidential information of the Company or any subsidiary of the Company (collectively, “Confidential Information”), obtained during the course of such employment, except for disclosures and uses required in the course of such employment with the Company or with the written permission of the Company or, as applicable, any subsidiary of the Company, or as may be required by law, or such information that has become part of the public domain through no effort or act on the part of Executive prior to such disclosure or use by Executive. If Executive receives notice that any party will seek to compel him by process of law to disclose any Confidential Information, Executive shall promptly notify the Company and cooperate with the Company in seeking a protective order against such disclosure.
8. Return of Information. Executive agrees that at the time of any termination of Executive’s employment with the Company, whether at the instance of Executive or the Company, and regardless of the reasons therefore, Executive will deliver to the Company, and not keep or deliver to anyone else, any and all notes, files, memoranda, papers and, in general, any and all physical (including electronic) matter containing Confidential Information and other information relating to the business of the Company or any subsidiary or affiliate of the Company, including, but not limited to, SEC or any subsidiaries of SEC, which are in Executive’s possession, except as otherwise consented in writing by the Company at the time of such termination. The foregoing shall not prevent Executive from retaining copies of personal diaries, personal notes, personal address books, personal calendars, and any other personal information (including, without limitation, information relating to Executive’s compensation), but only to the extent such copies do not contain any Confidential Information.
9. Noninterference. During Executive’s employment with the Company and for a period of two (2) years following Executive’s termination of employment with the Company for any reason, Executive agrees not to, directly or indirectly, recruit, solicit or induce, any employees, consultants or independent contractors of the Company, any entity in which the Company has made a significant investment, or any subsidiary of the Company, including, but not limited to, SEC or any subsidiaries of SEC, (each, a “Restricted Entity”), to terminate, alter or modify their employment or other relationship with the Company or any Restricted Entity. During Executive’s employment with the Company and for a period of two (2) years following any termination thereof, Executive agrees not to, directly or indirectly, solicit any customer or business partner of the Company or any Restricted Entity to terminate, alter or modify its relationship with the Company or the Restricted Entity or to interfere with the Company’s or any Restricted Entity’s relationships with any of its customers or business partners on behalf of any enterprise that directly or indirectly competes with the Company or the Restricted Entity.
10. Non-Compete Covenants. As a material condition to the Company entering into this Agreement and in connection with the acquisition by the Company of all of the outstanding capital stock of SEC, Employee hereby agrees that he will not during his employment with the Company or with any subsidiary of the Company and in the event that the Executive’s employment with the Company or any subsidiary of the Company is terminated (i) for Cause or by the Executive for any reason other than Good Reason for a period of two (2) years following Employee’s termination of employment with the Company or any subsidiary of the Company, or (ii) by the Company without Cause or by the Executive for Good Reason for a period of one (1) year following Employee’s

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termination of employment with the Company or any subsidiary of the Company, directly or indirectly, by or for himself, or as an agent, representative or employee of another, or through others as their agent, representative or employee, or by and through any joint venture, partnership, corporation, limited liability company or other business entity in which he has a direct or indirect interest own, manage, operate, control, or be engaged in any business, or be connected with or employed as an officer, employee, partner, director, consultant, agent or otherwise in, or be involved with, any business that (a) competes, directly or indirectly, with the Business of the Company and/or or any subsidiary of the Company, including, but not limited to, SEC or any subsidiaries of SEC, or (b) conducts any other related business or businesses similar to the Business of the Company and/or or any subsidiary of the Company, including, but not limited to, SEC or any subsidiaries of SEC, or enter into or carry on a business, one of the activities of which is similar to the Business of the Company and/or or any subsidiary of the Company or the activities of the Business of the Company and/or or any subsidiary of the Company. Notwithstanding the above, Executive may hold stock in a competing entity if said ownership is (y) not a direct purchase, but merely part of a mutual-like fund investment made by its investment advisor, provided that, Executive’ ownership of such stock does not represent more than 2% of the issued and outstanding shares of voting stock, or securities convertible into such voting stock, of such entity; or (z) is limited to 2%, on a fully-diluted basis, of the total shares of common stock of a corporation having securities listed on a national or foreign stock exchange or quoted on an automated quotation system.
11. Enforcement. Executive acknowledges and agrees that: (i) the purpose of the covenants set forth in Sections 7 through 10 above is to protect the goodwill, trade secrets and other Confidential Information of the Company; (ii) because of the nature of the business in which the Company is engaged and because of the nature of the Confidential Information to which Executive has access, it would be impractical and excessively difficult to determine the actual damages of the Company in the event Executive breached any such covenants; and (iii) remedies at law (such as monetary damages) for any breach of Executive’s obligations under Sections 7 through 10 would be inadequate. Executive therefore agrees and consents that if Executive commits any breach of a covenant under Sections 7 through 10, the Company shall have the right (in addition to, and not in lieu of, any other right or remedy that may be available to it) to temporary and permanent injunctive relief from a court of competent jurisdiction, without posting any bond or other security and without the necessity of proof of actual damage. In addition, if the Company is required to bring legal action to enforce any of covenants of the Executive contained in Sections 7 through 10, the prevailing party shall reimburse the other party for its or his reasonable attorneys’ fees and cost incurred as a result thereof. Executive shall pay to the Company or reimburse the Company for any and all expenses and reasonable attorneys’ fees incurred by the Company as a result of such breach. If any portion of Sections 7 through 10 is hereafter determined to be invalid or unenforceable in any respect, such determination shall not affect the remainder thereof, which shall be given the maximum effect possible and shall be fully enforced, without regard to the invalid portions. If any of the covenants of Sections 7 through 10 are determined to be wholly or partially unenforceable in any jurisdiction, such determination shall not be a bar to or in any way diminish the Company’s right to enforce any such covenant in any other jurisdiction.

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12. Indemnification. The Company shall indemnify Executive and hold him harmless against any and all losses, liabilities, damages, expenses (including reasonable attorneys’ fees) judgments, fines and amounts paid in settlement incurred by or assessed against Executive in connection with any claim, action, suit or proceeding (whether civil, criminal, administrative or investigative), including any action by or in the right of the Company, by reason of any act or omission to act in connection with the performance of his duties hereunder that occurs during the Term of this Agreement to the fullest extent that the Company is permitted to indemnify a director, officer or employee against the foregoing under applicable law; provided, however, that the Company shall not indemnify or hold harmless Executive for any such act or omission occurring or arising prior to or after the Term of this Agreement or which is in violation of applicable law.
13. Executive’s Representations. Executive acknowledges that before signing this Agreement, Executive was given the opportunity to read it, evaluate it and discuss it with Executive’s personal advisors. Executive further acknowledges that the Company has not provided Executive with any legal advice regarding this Agreement.
14.	Section 409A.
14.1.
6-Month Delay. If any amounts that become due under this Agreement constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code, payment of such amounts shall not commence until Executive incurs a “separation from service.” Notwithstanding anything herein to the contrary, if Executive is a “specified employee,” for purposes of Section 409A of the Code, on the date on which he incurs a separation from service, any payment hereunder that provides for the “deferral of compensation” within the meaning of Section 409A of the Code shall not be paid prior to the first business day after the date that is six months following Executive’s “separation from service;” provided, however, that a payment delayed pursuant to the preceding clause shall commence earlier in the event of Executive’s death prior to the end of the six-month period. Within 10 business days after the end of such six months, Executive shall be paid a lump sum payment in cash equal to any payments delayed because of the preceding sentence. Thereafter, Executive shall receive any remaining benefits as if there had not been an earlier delay.

14.2.
Certain Definitions. For purposes of this Agreement, the term “separation from service” shall have the meaning set forth in Section 409A(a)(2)(i)(A) of the Code and determined in accordance with the default rules under Section 409A of the Code. The term “specified employee” shall have the meaning set forth in Section 409A(a)(2)(B)(1) of the Code, as determined in accordance with the uniform methodology and procedures adopted by the Employer and then in effect.

14.3.
Reimbursements. Anything in this Agreement to the contrary notwithstanding, no reimbursement payable to Executive pursuant to any provisions of this Agreement or pursuant to any plan or arrangement of the Company covered by this Agreement shall be paid later than the last day of the calendar year following the calendar year in which the related expense was incurred, except to the extent that the right to reimbursement does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code. No amount reimbursed during any calendar year shall affect the amounts eligible for reimbursement in any other calendar year.

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14.4.
Intent. The provisions of this Agreement are intended to satisfy the applicable requirements of Section 409A of the Code with respect to amounts subject thereto and shall be performed, interpreted and construed consistent with such intent. If any provision of this Agreement does not satisfy such requirements or could otherwise cause Executive to recognize income under Section 409A of the Code, Executive and the Company agree to negotiate in good faith an appropriate modification to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the requirements of Section 409A of the Code or otherwise causing the recognition of income thereunder.

15. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when delivered (a) personally, (b) by facsimile with evidence of completed transmission, or (c) delivered by overnight courier to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:	Perma-Fix Environmental Services, Inc. 8302 Dunwoody Place, Suite 250 Atlanta, Georgia 30350 Attn: President

If to Executive:	Christopher Leichtweis

16. Assignment and Successors. This Agreement shall inure to the benefit of and be binding upon (i) the Company and its successors and permitted assigns and (ii) Executive and his heirs, executors and personal representatives. The Company may assign this Agreement to another corporation in which the Company merges into or consolidates with or to which the Company may sell all or substantially all of its assets; provided however, that prior to such merger, consolidation or sale, the assignee expressly assumes and agrees to perform this Agreement in writing in form and substance reasonably satisfactory to Executive.
17. Governing Law; Amendment. This Agreement shall be governed by and construed in accordance with the laws of Delaware, without reference to principles of conflict of laws. This Agreement may not be amended or modified except by a written agreement executed by Executive and the Company or their respective successors and legal representatives.
18. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

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19. Tax Withholding. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.
20. No Waiver. Executive’s or the Company’s failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement. Any provision of this Agreement may be waived by either party; provided that both parties agree to such waiver in writing.
21. Offset. If the Executive’s employment with the Company or any subsidiary of the Company is terminated for Cause or the Executive terminates his employment with the Company or any subsidiary of the Company for any reason other Good Reason, then the amounts payable to Executive under any of the provisions of this Agreement shall be subject to offset and may be reduced by any circumstances, including, without limitation, any counterclaim, recoupment, defense or other right which the Company may have against Executive.
22. Conflict. If there is a conflict between this Agreement and the Incentive Plan, this Agreement shall be controlling, except the MIP will control only as to a conflict relating to the payment of any amounts due under the MIP.
23. Headings. The Section headings contained in this Agreement are for convenience only and in no manner shall be construed as part of this Agreement.
24. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede all prior agreements, whether written or oral, with respect thereto.
25. Duration of Obligations. The respective rights and obligations of the parties hereunder shall survive any termination of Executive’s employment to the extent necessary to give effect to such rights and obligations.
26. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
27. Supersession. This Employment Agreement supersedes and replaces in all respects any prior employment agreement between Executive and SEC and/or any subsidiaries of SEC (“Previous Employment Agreement”), and each Previous Employment Agreement is hereby terminated in all respects as of the Effective Date.

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IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:

Name:
Title:

(the “Company”)

CHRISTOPHER LEICHTWEIS

(the “Executive”)

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ANNEX F
EXCHANGE AGREEMENT
This Exchange Agreement (“Agreement”) is made as of this  _____  day of August, 2011 by and among Homeland Security Capital Corporation (“Parent”), the persons listed on Schedule A attached hereto (each, a “Management Investor” and collectively, the “Management Investors”) and Chris Leichtweis, solely in his capacity as representative of the Management Investors (“Representative”).
RECITALS:
A. Pursuant to that certain Stock Purchase Agreement by and among Parent, Safety & Ecology Holdings Corporation (the “Company”), and Perma-Fix Environmental Services, Inc. (“PESI”), dated as of July 15, 2011 (the “Purchase Agreement”), Parent is selling all of its capital stock in the Company to PESI (the “Sale”) in exchange for (i) PESI’s payment to Parent of $22,000,000 in cash payable at closing (the “Initial Cash Consideration”), $2,000,000 of which will be held in escrow to satisfy certain indemnification obligations of Parent pursuant to the Purchase Agreement (the “Escrow Amount” and together with the Initial Cash Consideration, the “Cash Consideration”) and (ii) PESI’s delivery to Parent of an unsecured promissory note in the aggregate principal amount of $2,500,000 issued by PESI to Parent (the “Note”), each as more fully described therein. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.
B. The Management Investors hold shares of Parent’s Series I Preferred Stock, par value $0.01 per share (the “Series I Preferred”), and certain warrants to purchase Parent’s common stock, par value $0.001 per share (the “Warrants”), each as set forth on Exhibit A attached hereto.
C. As more fully set forth in the Purchase Agreement, Parent has agreed to transfer a portion of the Initial Cash Consideration to the Management Investors in order to enable them to purchase the number of shares of PESI’s common stock, par value $0.001 (“PESI Common Stock”), set forth on Exhibit B attached hereto, pursuant to, and in accordance with, certain subscription agreements to be entered into with PESI, in substantially the form attached as Exhibit _____ to the Purchase Agreement (the “Subscription Agreements”).
D. In connection with the Sale, the Management Investors desire to cancel their shares of Series I Preferred and Warrants and in exchange therefor, receive a portion of (i) the Initial Cash Consideration, (ii) the Escrow Amount and (iii) the Note, and (iv) shares of PESI Common Stock, all on the terms set forth herein (collectively, the “Exchange Consideration”).
THEREFORE, THE PARTIES AGREE AS FOLLOWS:
A. Cancellation of Series I Preferred. Each Management Investor hereby agrees that, effective simultaneously with the closing of the Sale, each share of Series I Preferred and each Warrant held by such Management Investor, as applicable, shall be cancelled and of no further force or effect.

B. Exchange Consideration. Each Management Investor hereby agrees that in exchange for the cancellation of such Management Investor’s Series I Preferred and Warrants, such Management Investor will:
1. receive the number of shares of PESI Common Stock set forth opposite such Management Investor’s name on Exhibit B in accordance with the terms of the Subscription Agreement (the “Exchange Stock Consideration”);
2. be entitled, contemporaneously with the Closing, to receive a cash amount (the “Exchange Cash Consideration”) equal to (i) $25,000 multiplied by (ii) the percentage set forth opposite such Management Investor’s name on Exhibit A (such Management Investor’s “Percentage Interest”), the total Exchange Cash Consideration payable to the Management Investors not to exceed in the aggregate $25,000;
3. be entitled to a portion of the proceeds of the Note, in an amount equal to such Management Investor’s respective Percentage Interest of the Representative Proceeds (as defined in that certain Instruction to Pay attached hereto as Exhibit C (the “Instruction to Pay”)) to be paid by PESI to the Representative in accordance with the terms and conditions set forth in the Instruction to Pay and the Note, and subject to reduction as described in Section 4 hereof (the “Exchange Note Consideration”), the total Exchange Note Consideration payable to all such Management Investors not to exceed in the aggregate $100,000; and
4. be entitled, upon receipt by Parent of all or any portion of the Escrow Amount, to receive a cash amount equal to (i) five percent (5%) of all or such portion of the Escrow Amount that is released to Parent, multiplied by (ii) such Management Investor’s Percentage Interest (the “Exchange Escrow Consideration”), the total Exchange Escrow Consideration payable to all such Management Investors not to exceed in the aggregate five percent (5%) of all or such portion of the Escrow Amount that is released to Parent.
C. Payment of Consideration.
1. Each Management Investor acknowledges that PESI will issue and deliver the Exchange Stock Consideration to such Management Investor at Closing.
2. At Closing, Parent shall wire (or cause to be wired) the Exchange Cash Consideration to Representative in accordance with the wire instructions provided in writing by Representative to Parent at least one business day prior to Closing, to be distributed to the Management Investors in the amounts set forth on Exhibit B attached hereto.
3. At Closing, Parent and the Representative shall execute the Instruction to Pay such that the Management Investors will be entitled to the Exchange Note Consideration. Each Management Investor acknowledges and agrees that with respect to the payment of the Exchange Note Consideration, (i) the Exchange Note Consideration is payable only if Parent is paid by PESI in accordance with the Note, (ii) upon certain Events of Default (as defined in the Note) under the Note, Parent may elect to receive from PESI (A) Payoff Shares (as defined in the Note), (B) the Payoff Amount (as defined in the Note) or (C) a combination of the Payoff Shares and Payoff Amount, (y) any election by Parent to receive Payoff Shares, the Payoff Amount or any combination thereof will be made in Parent’s sole discretion, and (iii) upon any such election to receive a combination of the Payoff Shares and the Payoff Amount, such Management Investor will receive his or her portion of the Exchange Note Consideration in the same proportion as Parent is receiving from PESI. Upon receipt of the proper allocation of the Payoff Amount or Payoff Shares or any combination thereof, each Management Investor agrees that delivery of such Payoff Amount or Payoff Shares to the Management Investors will be the full and final settlement of Parent’s obligations with respect to the Exchange Note Consideration. Each Management Investor hereby acknowledges that Parent will only be able to transfer any Payoff Shares in compliance with applicable state and federal securities laws, and Parent undertakes to transfer such Payoff Shares promptly after such shares have either been registered under the Securities Act of 1933, as amended, or the transfer of such shares is exempt therefrom.

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4. Each Management Investor acknowledges that PESI will deposit the Escrow Amount with the Escrow Agent at Closing, to be distributed to Parent in accordance with the terms of the Escrow Agreement and subject to reduction for certain indemnification obligations of Parent set forth in the Purchase Agreement. Upon the release to Parent of all or any portion of the Escrow Amount in accordance with the Escrow Agreement, Parent shall wire (or cause to be wired) the Exchange Escrow Consideration to an account designated by the Representative for distribution to the Management Investors as set forth on Exhibit B, subject to any reduction for outstanding claims or resolution of any outstanding claims under the Escrow Agreement.
D. Indemnification; Offset.
1. The Management Investors acknowledge and agree that in the Purchase Agreement, Parent and the Company have made certain representations and warranties to PESI regarding the Company and the subsidiaries of the Company, and subject to the provisions contained therein, Parent has agreed to indemnify PESI and others for certain indemnifiable claims. If Parent is required pursuant to the Purchase Agreement to indemnify PESI, such indemnification obligations will reduce the Escrow Amount and may reduce the amount payable under the Note and accordingly reduce the Exchange Escrow Consideration and the Exchange Note Consideration, respectively. The Management Investors acknowledge and agree that they are responsible, severally and not jointly, for up to five percent of any indemnification claims that may be made against Parent under the Purchase Agreement and each Management Investor is responsible for an amount of such indemnification claim up to his or her Percentage Interest of five percent (5%) of the Exchange Escrow Consideration and the Exchange Note Consideration. For illustrative purposes only, if Parent becomes subject to an indemnification obligation of $1,000, the Management Investors in the aggregate will be responsible for five percent (or $50) of such obligation, with each Management Investor responsible for his or her Percentage Interest of $50.
2. The Management Investors acknowledge and agree that if Parent is required to indemnify PESI pursuant to the Purchase Agreement for claims in excess of the Escrow Amount, PESI may offset against its obligations to make payments under the Note, including payments of Exchange Note Consideration. Any offset shall be made among Parent and the Management Investors such that the Management Investors will be responsible for up to five percent (5%) of any amounts offset against the Exchange Note Consideration and each Management Investor is responsible for an amount of such offset up to his or her Percentage Interest of the Exchange Note Consideration. For illustrative purposes only, if Parent becomes subject to an indemnification obligation of $1,000, and PESI seeks to offset against the Note an amount equal to $1,000, the Management Investors in the aggregate will be responsible for five percent of such offset (or $50), with each Management Investor responsible for his or her Percentage Interest of $50.

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3. Each Management Investor acknowledges that, pursuant to the terms of the Purchase Agreement, Parent is obligated to cause certain of the Management Investors to purchase an aggregate number of restricted shares of PESI Common Stock valued at not less than $900,000 nor more than $1,000,000, as calculated on the basis of the per share price set forth in Section 5.21 of the Purchase Agreement. Each Management Investor agrees to purchase that number of shares of PESI Common Stock set forth opposite its name on Exhibit B attached hereto pursuant to the terms and conditions of the Subscription Agreement and to purchase such additional number of shares of PESI Common Stock on a pro rata basis as may be required to permit Parent to fulfill its obligations set forth in Section 5.21.
E. Representation and Warranty of Parent. Parent represents and warrants to Representative and the Management Investors the following: (a) Parent has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, (b) this Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, except to the extent that such enforceability may be affected by: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies, and (c) the execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of Parent.
F. Representations and Warranties of Representative and Management Investors. Representative and each Management Investor hereby, severally and not jointly, represents and warrants to Parent as follows:
1. He or she has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.
2. This Agreement constitutes the legal, valid and binding obligation of him or her, enforceable against him or her in accordance with its terms, except to the extent that such enforceability may be affected by: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.
3. Management Investor is the sole record and beneficial owner of the shares of Series I Preferred and Warrants set forth opposite such Management Investor’s name on Exhibit A. All of the shares of Series I Preferred and the Warrants owned by such Management Investor are owned free and clear of any liens and such Management Investor has not granted any rights to purchase such shares of Series I Preferred or Warrants to any other person. Neither the execution, delivery or performance of this Agreement will, or would reasonably be expected to, contravene, conflict with or result in a violation of any law or order or agreement to which such Management Investor is subject, and such Management Investor is not required to make any filing or obtain any consent from any person or entity in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

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G. Release. Contingent upon and effective immediately prior to the Closing, each Management Investor acknowledges on such Management Investor’s own behalf that as of the date hereof such Management Investor has no rights of action (known or unknown, actual or contingent) against Parent, any affiliate of Parent, or any of their respective officers, directors, employees, shareholders, agents and representatives and to the extent there are any such rights of action they are hereby waived and Parent, each affiliate of Parent, and their respective officers, directors, employees, shareholders, agents and representatives are hereby released; provided, however, that the foregoing shall not apply to rights of action, if any, with respect to the right (i) to receive from Parent any payments arising out of or relating to this Agreement, (ii) to any obligation to any Management Investor for payroll, expense reimbursement or related employment liabilities, or (iii) to claim indemnification pursuant to the Parent or the Company’s Certificate of Incorporation, Bylaws or any insurance policy related to such Management Investor’s position as a director or officer.
H. Representative.
1. By execution of this Agreement by each Management Investor, the Representative is appointed, authorized and empowered to be the exclusive proxy, representative, agent and attorney-in-fact of each Management Investor to make all decisions and determinations and to act and execute, deliver and receive all documents, instruments and consents on behalf of such Management Investor, at any time, in connection with, and that may be deemed by Representative to be necessary or appropriate to accomplish the intent and implement the provisions of this Agreement and to facilitate the consummation of the transactions contemplated hereby, and in connection with the activities to be performed by or on behalf of such Management Investor under this Agreement, and each other agreement or document referred to herein. By executing this Agreement, Representative accepts such appointment, authority and power. Without limiting the generality of the foregoing, Representative shall have the power to take any of the following actions on behalf of such Management Investors: (i) to give and receive notices, communications and consents under this Agreement; (ii) to receive and distribute payments pursuant to this Agreement; (iii) to waive any provision of this Agreement; (iv) to agree to any offsets or other additions or subtractions of amounts to be paid under this Agreement as Representative, in his sole discretion, may deem necessary or desirable; and (v) to make, execute, acknowledge and deliver all such other agreements, guarantees, orders, receipts, endorsements, notices, requests, instructions, certificates, stock powers, letters and other writings, and, in general, to do any and all things and to take any and all action that Representative, in his sole and absolute discretion, may consider necessary or proper or convenient in connection with or to carry out the activities described herein.
2. All decisions of Representative shall be final and binding on all Management Investors, and no Management Investors shall have the right to object, dissent, protest or otherwise contest the same. Parent shall be entitled to rely upon, without independent investigation, any act, notice, instruction or communication from Representative and any document executed by Representative on behalf of any such Management Investor and shall be fully protected in connection with any action or inaction taken or omitted to be taken in reliance thereon absent willful misconduct.

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3. Representative shall not be responsible for any loss suffered by, or liability of any kind to, such Management Investors arising out of any act done or omitted by Representative in connection with the acceptance or administration of Representative’s duties under this Agreement, unless such act or omission is found by a court of competent jurisdiction not subject to further appeal to involve gross negligence or willful misconduct on the part of Representative. Further, the Management Investors shall jointly and severally indemnify Representative and hold him harmless against any loss, liability or expense incurred by Representative arising out of or in connection with the acceptance or administration of his duties under this Agreement, including, without limitation, the legal fees and expenses of any legal counsel retained by Representative (such losses, liabilities and expenses, collectively referred to as “Representative Expenses”); provided, that, Representative shall not be entitled to indemnification hereunder or the reimbursement of any Representative Expenses if, and to the extent, it is found by a court of competent jurisdiction, not subject to further appeal, that Representative Expenses were a direct and primary result of Representative’s gross negligence or willful misconduct.
4. Management Investors representing a majority of the Percentage Interest may at any time (or from time to time), by written notice to Parent and the then current Representative, remove such Representative and appoint a replacement Representative to serve in accordance with this Agreement; provided, however, that such appointment shall be subject to such newly-appointed Representative notifying Parent in writing of his, her or its appointment and appropriate contact information for purposes of this Agreement, and Parent shall be entitled to rely upon, without independent investigation, the identity of such newly-appointed Representative as set forth in such written notice.
5. Representative may resign by providing written notice to each Management Investor, and Parent. Upon the resignation of Representative, the Management Investors representing a majority of the Percentage Interest shall appoint a replacement Representative to serve in accordance with the terms of this Agreement; provided, however, that such appointment shall be subject to such newly-appointed Representative’s notifying Parent in writing of his, her or its appointment and appropriate contact information for purposes of this Agreement and Parent shall be entitled to rely upon, without independent investigation, the identity of such newly-appointed Representative as set forth in such written notice.
I. Miscellaneous
1. Entire Agreement. This Agreement is intended by the parties to be the final expression of their agreement with respect to the terms included in this Agreement and may not be contradicted by evidence of any prior or contemporaneous agreement and is intended to supersede all prior written or oral agreements of the parties hereto with respect to the subject matter hereof.
2. Notice. Any notice, demand, request, consent, or approval required or permitted hereunder to be in writing shall be effective on the day on which same is received by a party hereto at the address set forth below; such notices shall be hand delivered, or sent by reputable overnight courier to such party at said address, or by fax with confirmed receipt of same.

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3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and permitted assigns of the parties hereto.
4. Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.
5. Amendments, Waiver. This Agreement may be modified, amended or terminated, and any provision of this Agreement may be waived, only by a writing signed by the party or parties burdened or affected by such modification, amendment, termination or waiver.
6. Captions. The captions and underscoring in this Agreement are for convenience of reference only and have no legal effect and do not define or limit the provisions hereof.
7. Term. This Agreement shall remain in full force and effect until Parent has delivered the Stock Consideration or the net proceeds from the sale thereof in accordance with Section 4.
8. No Joint Venture or Partnership. This Agreement does not constitute, nor is it the intention of the parties to create, a joint venture or partnership among the parties to this Agreement.
9. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.
10. Jurisdiction. Each of the parties agrees that any claim, suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, under or in connection with, this Agreement shall be heard and determined in the Chancery Court of the State of Delaware (and each agrees that no such claim, suit, action or proceeding relating to this Agreement shall be brought by it except in such court), and the parties hereby irrevocably and unconditionally submit to the exclusive jurisdiction of such court in any such claim, suit, action or proceeding and irrevocably and unconditionally waive the defense of an inconvenient forum to the maintenance of any such claim, suit, action or proceeding; provided, however, that if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware shall be deemed sufficient for purposes of this section. Each of the parties hereto further agree that, to the fullest extent permitted by applicable law, service of any process, summons, notice or document in any such claim, suit, action or proceeding may be served on such party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided herein shall be deemed effective service of process on such party. The parties hereto hereby agree that a final, non-appealable judgment in any such claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions in the world by suit on the judgment or in any other manner provided by applicable law.
[SIGNATURE PAGE FOLLOWS]

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This Agreement is executed as of the date specified above by the parties hereto.

PARENT:	MANAGEMENT INVESTORS:

Homeland Security Capital Corporation

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